UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09521

AMG FUNDS

(Exact name of registrant as specified in charter)

800 Connecticut Avenue, Norwalk, Connecticut 06854

(Address of principal executive offices) (Zip code)

AMG Funds LLC

800 Connecticut Avenue, Norwalk, Connecticut 06854

(Name and address of agent for service)

Registrant’s telephone number, including area code: (203) 299-3500

Date of fiscal year end: DECEMBER 31

Date of reporting period: JANUARY 1, 2014 - DECEMBER 31, 2014

(Annual Shareholder Report)

Item 1.	Reports to Shareholders

ANNUAL REPORT

AMG Funds

December 31, 2014

AMG TimesSquare Small Cap Growth Fund

Institutional Class: TSCIX    |    Premier Class: TSCPX

AMG TimesSquare Mid Cap Growth Fund

Institutional Class: TMDIX    |    Premier Class: TMDPX

AMG TimesSquare International Small Cap Fund

Institutional Class: TCMIX    |    Premier Class: TCMPX

www.amgfunds.com |	AR012-1214

AMG Funds

Annual Report—December 31, 2014

TABLE OF CONTENTS	PAGE
LETTER TO SHAREHOLDERS	2

ABOUT YOUR FUND’S EXPENSES	3

PORTFOLIO MANAGER’S COMMENTS, FUND SNAPSHOTS, AND SCHEDULES OF PORTFOLIO INVESTMENTS

AMG TimesSquare Small Cap Growth Fund	4
AMG TimesSquare Mid Cap Growth Fund	11
AMG TimesSquare International Small Cap Fund	18

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS	25

FINANCIAL STATEMENTS

Statement of Assets and Liabilities	29
Balance sheets, net asset value (NAV) per share computations and cumulative undistributed amounts

Statement of Operations	30
Detail of sources of income, expenses, and realized and unrealized gains (losses) during the period

Statements of Changes in Net Assets	31
Detail of changes in assets for the past two periods

Financial Highlights	32
Historical net asset values per share, distributions, total returns, income and expense ratios, turnover ratios and net assets

Notes To Financial Highlights	35

Notes to Financial Statements	36
Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	44

TRUSTEES AND OFFICERS	45

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the AMG Funds Family of mutual funds. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

DEAR SHAREHOLDER:

The year ended December 31, 2014, was another period of strong equity returns. The S&P 500 Index, a widely followed barometer of the U.S. equity market, rose more than 13% during the past 12 months. International stocks, by comparison, had negative performance, as measured by the MSCI ACWI ex US Index (in U.S. Dollar terms). The first quarter of 2014 marked the five-year anniversary of the equity bull market. Despite a few bouts of volatility and persistent doubts about the strength of the economic recovery since the beginning of the bull market, the S&P 500 Index had a cumulative gain (through December 31, 2014) of 244% (including reinvestment of dividends) since the market bottom on March 9, 2009.

Meanwhile, the Barclays U.S. Aggregate Bond Index, a broad U.S. bond market benchmark, returned 6% during 2014. Bond markets have also performed strongly during this period, to the surprise of many, despite the unwinding of the U.S. Federal Reserve’s bond-buying program known as QE3.

In 2014, Managers Investment Group was rebranded as AMG Funds. Our new name helps align our fund family more closely with our parent company, Affiliated Managers Group (“AMG”). While the names of funds branded under AMG changed slightly, the ticker symbols remain the same. There was no change to the legal or ownership structure of the funds and the name change will have no impact on their management.

Our foremost goal at AMG Funds is to provide investment products and solutions that help our shareholders and clients successfully reach their long-term investment goals. We do this by partnering with many of AMG’s affiliate investment boutiques to offer a distinctive array of actively managed, return-oriented funds. In addition, we oversee and distribute a number of complementary mutual funds sub-advised by unaffiliated investment managers. We thank you for your continued confidence and investment in AMG Funds. You can rest assured that, under all market conditions, our team is focused on delivering excellent investment management services for your benefit.

Respectfully,

Jeffery Cerutti

President

AMG Funds

Average Annual Total Returns		Periods ended December 31, 2014
Stocks:		1 Year	3 Years	5 Years
Large Caps	(S&P 500 Index)	13.69%	20.41%	15.45%
Small Caps	(Russell 2000® Index)	4.89%	19.21%	15.55%
International	(MSCI All Country World Index ex USA Index)	(3.87)%	8.99%	4.43%
Bonds:
Investment Grade	(Barclays U.S. Aggregate Bond Index)	5.97%	2.66%	4.45%
High Yield	(Barclays U.S. High Yield Bond Index)	2.45%	8.43%	9.03%
Tax-exempt	(Barclays Municipal Bond Index)	9.05%	4.30%	5.16%
Treasury Bills	(BofA Merrill Lynch 6-month U.S. Treasury Bill)	0.12%	0.16%	0.22%

2

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended December 31, 2014	Expense Ratio for the Period	Beginning Account Value 7/01/14	Ending Account Value 12/31/14	Expenses Paid During the Period*
AMG TimesSquare Small Cap Growth Fund
Institutional Class
Based on Actual Fund Return	1.04%	$1,000	$1,034	$5.33
Hypothetical (5% return before expenses)	1.04%	$1,000	$1,020	$5.30
Premier Class
Based on Actual Fund Return	1.28%	$1,000	$1,032	$6.56
Hypothetical (5% return before expenses)	1.28%	$1,000	$1,019	$6.51
AMG TimesSquare Mid Cap Growth Fund
Institutional Class
Based on Actual Fund Return	1.04%	$1,000	$1,014	$5.28
Hypothetical (5% return before expenses)	1.04%	$1,000	$1,020	$5.30
Premier Class
Based on Actual Fund Return	1.24%	$1,000	$1,013	$6.29
Hypothetical (5% return before expenses)	1.24%	$1,000	$1,019	$6.31
AMG TimesSquare International Small Cap Fund
Institutional Class
Based on Actual Fund Return	1.05%	$1,000	$953	$5.17
Hypothetical (5% return before expenses)	1.05%	$1,000	$1,020	$5.35
Premier Class
Based on Actual Fund Return	1.30%	$1,000	$952	$6.40
Hypothetical (5% return before expenses)	1.30%	$1,000	$1,019	$6.62

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

3

AMG TimesSquare Small Cap Growth Fund

Portfolio Manager’s Comments

The AMG TimesSquare Small Cap Growth Fund (the “Fund”) seeks to achieve long-term capital appreciation by investing primarily in the stocks of small-capitalization companies.

THE PORTFOLIO MANAGER

TimesSquare Capital Management, LLC (TimesSquare), the Fund’s subadvisor, utilizes a bottom-up fundamental approach to small-cap investing. Led by co-managers Grant Babyak and Ken Duca, the investment team at TimesSquare believes its proprietary fundamental research skills, which place a particular emphasis on the assessment of management quality and an in-depth understanding of superior business models, enable the team to build a diversified portfolio of small-cap growth stocks designed to generate good risk-adjusted returns. When selecting small-cap growth stocks, Fund management utilizes a fundamental, bottom-up process to identify companies that demonstrate consistent and sustainable revenue and earnings growth, offer distinct and sustainable competitive advantages, have strong, experienced management teams, have stocks selling at reasonable valuations and that Fund management believes have the potential to appreciate in price by 25% to 50% within the next 12 to 18 months.

THE YEAR IN REVIEW

For the year ended December 31, 2014, the Fund’s Institutional Class returned (2.5%), while its benchmark, the Russell 2000® Growth Index (the “Index”), returned 5.6%.

Looking back, 2014 was a year punctuated with notable highs and lows across the U.S. economic landscape. The most recent quarterly GDP growth rate of 5.0% was the highest economic activity level in 11 years, and, coincidentally, the U.S. Dollar reached an 11-year high compared with the other major currencies. Meanwhile, commodity prices fell to depths not seen since the 2008 recession. Of particular note was the decline in oil prices, which were nearly cut in half during the fourth quarter. In other pre-2008 comparisons, annual sales of U.S. automobiles appeared to stabilize above 16 million, and the unemployment rate steadily declined throughout 2014, as it approached its pre-recession level. The U.S. Federal Reserve consistently tapered its billions of dollars of monthly bond purchases (i.e., quantitative easing) throughout the year and ended the program as expected in October. A final high note for 2014 was that the broad U.S. equity markets notched their sixth consecutive positive calendar year with roughly 13% returns.

Much of those gains occurred in the fourth quarter, during which the broad U.S. equity markets posted roughly 5% returns. Supporting the GDP growth rates were stable measures of manufacturing and service activity as the Institute for Supply Management’s readings moderated, but consistently remained in the economic expansion range. Particularly notable this quarter was the rapid decline in oil prices, which fell to 12-month lows month-after-month and ended at $53 per barrel. Recent measures of consumer confidence and sentiment reached their highest levels in years, likely as a result of lower gasoline prices.

Across U.S. stocks, positive returns flowed in different directions. For the calendar year there was a steady and progressive preference for large vs. small along the market capitalization spectrum. In the fourth quarter, that order was reversed with small-capitalization stocks leading the way. Within small-to-mid capitalization growth stocks–for the fourth quarter as well as the year–health care was one of the best performing sectors (although within financial services, the REIT industry performed either as well or better) while energy stocks had significantly negative returns. 2014 was also a very difficult year for active small-cap managers in general, as less than 23% of small cap growth funds beat the Russell 2000® Growth Index, per data from Bank of America Merrill Lynch.

Amidst this environment, the Fund underperformed the Russell 2000® Growth Index in 2014. Stock selection had a strong net negative effect and drove our underperformance; in general, our investments in energy, producer durables, utilities, materials and processing and financial services outpaced their counterparts in the index, while our holdings in technology, health care, consumer discretionary and consumer staples lagged. Sector allocation also had a net negative effect as our underweights to energy, consumer discretionary and materials and processing and our overweights to financial services and utilities helped our returns, while our underweights to health care and consumer staples and overweights to producer durables and technology detracted from performance.

In the consumer discretionary sector, several new holdings were introduced throughout the year. We established a position in G-III Apparel Group, Ltd., which manufactures and markets women’s and men’s apparel and accessories under proprietary brands including Andrew Marc, G.H. Bass, Wilsons, and Vilebrequin. In the second quarter, G-III reported revenues and earnings well above estimates in what has typically been its weakest quarter of the year. Strong growth in sales of Calvin Klein sportswear and dresses helped amidst a difficult retail environment. In the fourth quarter, the company reported a beat-and-raise quarter as cold weather trends aided outerwear sales. Better margins on its licensed brands coupled with fewer markdowns helped to drive G-III’s earnings. G-III shares rose by 43% since our purchase. Another new name for 2014 was Burlington Stores, Inc., which operates as an off-price apparel, home and baby products retailer in the U.S. and Puerto Rico, with branded stores including Burlington Coat Factory and Cohoes Fashions. Since our purchase in July, Burlington has climbed 59%. Increased inventory levels across several retailers may lead to buying opportunities for Burlington. In the third quarter, management positively preannounced its same-store sales outlook and later beat earnings expectations and raised forward guidance. Not as fortunate was our new holding in Wayfair, Inc., which operates as an e-commerce company specializing in furniture, home décor, lighting,

4

AMG TimesSquare Small Cap Growth Fund

Portfolio Manager’s Comments (continued)

kitchen, bed and bath and baby and kids products under brands including Wayfair.com, Joss & Main and DwellStudio. A bearish research piece that questioned Wayfair’s marketing spend and the company’s ability to generate repeat purchases scared many retail investors. On the contrary, our analysis indicates that Wayfair has indeed been able to leverage its marketing spend appropriately. Wayfair later reported revenue results that topped expectations with improved gross margins, but its shares ended the year discounted by (44%).

In the energy sector, Hornbeck Offshore Services, Inc. (Hornbeck) specializes in marine transportations services such as offshore supply vessels (OSVs) for the offshore oil and gas exploration and production industry, primarily for deepwater and deep-well activity. Hornbeck was down (49%) in 2014. In the third quarter, Hornbeck fell as some investors were concerned about its number of “newbuild” (newly built) vessels and slower rig demand growth in the Gulf of Mexico. While more newbuilds will be added to their fleet in 2015, Hornbeck still stands to benefit from industry-leading day rates. Later in the fourth quarter, Hornbeck reported mixed results, missing revenue expectations, albeit slightly, yet exceeding earnings estimates amidst the overall sector weakness with the sharp decline in oil prices. The company continues to see strong utilization for its multi-purpose supply vessels and good cost controls.

Turning to financial services, Heartland Payment Systems, Inc. provides credit, debit and prepaid card processing, payroll, check management and payments solutions to small- and mid-sized merchants and campus card solutions for universities. In the third quarter, Heartland announced its acquisition of private company TouchNet Information Systems, an integrated commerce solutions provider to higher-education institutions. This deal will be significantly accretive, making Heartland the largest provider in this market, and helped Heartland gain 9% for the year.

Our top contributor for the year was found in the health care sector: Avanir Pharmaceuticals, Inc. (Avanir), which focuses on therapeutic products for the treatment of central nervous system disorders, including NUEDEXTA, an approved treatment of pseudobulbar effect (PBA), an emotional lability. PBA is a neurological disorder of rapidly changing emotions that is often seen with stroke, traumatic brain injury or other neurodegenerative disorders. Avanir rose after reporting positive Phase II trial results of NUEDEXTA for treating agitation associated with Alzheimer’s Disease. Given that Alzheimer’s affects 1.5 to 3 million people in the U.S., this translates into a $10 billion potential market opportunity. Later in the fourth quarter, the Japanese company Otsuka Pharmaceuticals announced its acquisition of Avanir in an all-cash deal, giving another boost to Avanir, which climbed by 399%. Rising 26% was Team Health Holdings, Inc., a leading provider of emergency medical services in the U.S. that focuses on providing outsourced health care professional staffing, such as emergency department personnel, to hospitals. In the second quarter, Team Health beat earnings expectations as the Medicaid Parity provision of the Affordable Care Act, which raised Medicaid reimbursements to the higher Medicare levels, improved collections for Team Health’s emergency room services. In the third quarter, management reported better-than-expected fiscal quarterly revenues and earnings, as higher volumes of patients with a payor mix that tilted more toward Medicaid and commercial payments also allowed Team Health to increase its revenue guidance for the remainder of the year. Air Methods Corp. provides air medical emergency transport services and systems in the U.S., utilizing helicopters and fixed wing aircraft. In the first quarter, Air Methods indicated that its number of transports would be lower than expected because of weather-related cancelations, which negatively impacted revenues and earnings. In the fourth quarter, management negatively preannounced and later confirmed an earnings shortfall, primarily due to a lower-than-expected commercial payor mix, which came as a surprise given that we had seen an improving payor mix due to health care reform. Air Methods descended by (24%). We believe that the percentage of individuals with commercial insurance in the U.S. should continue to increase as the unemployment picture improves.

From the producer durables sector, Spirit Airlines, Inc. soared 68%. This ultra-low cost airline, focused on providing unbundled fares for flights in the U.S., Latin America and the Caribbean, reported a beat on earnings in the first quarter thanks to lower ex-fuel cost per available seat mile (CASM) with strong demand. In the third quarter, management positively preannounced and later confirmed beats to top and bottom line expectations, as solid execution and cost control management more than offset pressures from lower aircraft utilization. Spirit continues to work on adding new routes with its added capacity as they take delivery of new aircraft in 2015. Old Dominion Freight Line, Inc. is a less-than-truckload motor carrier in North America with industry-leading margins. In the second quarter, Old Dominion reported a strong quarter with higher volumes despite adverse weather conditions. The third quarter witnessed yet another quarterly report that exceeded expectations. We closed our position in November due to market cap considerations as the company exceeded our strategy’s market cap limit of $6 billion, with Old Dominion shares trucking ahead by 48%. We established a new position in Chart Industries, Inc., which manufactures highly engineered equipment for a wide variety of cryogenic and gas-processing applications with end markets including the energy, industrial and biomedical segments. In the fourth quarter, Chart missed both revenues and earnings estimates with weakness in both the distribution and storage and biomedical segments. Management lowered 2014 guidance citing continued uncertainty in China and weak demand in biomedical. Chart shares fell by (53%). We believe the weak orders and deliveries to China are temporary, and Chart remains well-positioned to benefit from the liquid natural gas (LNG) infrastructure build out in China and the general

5

AMG TimesSquare Small Cap Growth Fund

Portfolio Manager’s Comments (continued)

increase in small-to-midsized LNG projects that incorporate the company’s recovery technology.

In technology, our bottom detractor for the year was Solera Holdings, Inc., which finished down (27%). In the third quarter, Solera reported inline revenues and earnings and guidance that failed to meet expectations. Management attributed the earnings shortfall to a higher minority interest expense associated with its recent Service Repair Solutions acquisition which should be one-time in nature. In the fourth quarter, Solera fell due to concerns over the negative impact from foreign exchange, macroeconomic pressures in Europe and returns from recent acquisitions. We believe that current valuations still make this a compelling investment, and later in the same quarter, Solera reported strong results, with revenues and earnings topping expectations. We closed our position in Infoblox Inc., which had fallen by -61%. Infoblox provides automated network controls for IP address management and domain name service functions in the DDI space (Domain Name System, Dynamic Host Configuration Protocol and IP Address Management). In the first quarter, management announced that a shortfall in sales stemmed from fewer-than-usual deals greater than $1 million and lower federal government spending. In the following quarter, Infoblox issued another poor report, with fiscal quarterly results in line with expectations but with reduced forward guidance to a level that we interpreted to mean possible declines in new client licensing revenues. Considering there was no direct competition, the sales execution issues appeared self-inflected with no indication of a solution in the near future. Bottomline Technologies, Inc. provides cloud-based payment, invoice, banking and document management solutions to the financial services and health care industries. In the second quarter, management reported revenues and earnings that exceeded expectations, yet forward guidance for revenues was less than expected. Management seemed to be conservatively setting expectations as the company moves its operating model to more subscription-based revenues. In the fourth quarter, however, Bottomline fell despite reporting solid quarterly results, as management announced their intention to invest for new growth opportunities, including a new legal product and security/fraud-related products; this, in turn, led to lowered guidance. With Bottomline shares down (31%), we are in the process of closing our position. PDF Solutions, Inc. provides yield improvement and performance optimization technologies and services for the integrated circuit manufacturing process. In the third quarter, PDF Solutions reported results below expectations due to the delay of two deals that were not signed during the quarter. Shares tumbled further after the company later announced that Samsung, its second largest customer, was refusing to sign their contracts with PDF in a likely negotiating ploy by Samsung. PDF Solutions tumbled by (42%). PDF’s largest customer, Global Foundries, is launching its second major foundry in New York, which effectively doubles its capacity and the potential wafers for which PDF will receive royalty payments. In early 2015, PDF announced that Samsung had signed the two outstanding contracts. On a downward trajectory was DigitalGlobe, Inc., a provider of geospatial imagery products and services. In the first quarter, the company reported unexpectedly weak fiscal quarterly results and low fiscal-year guidance. Fewer sales to developing market civil governments, compounded by their weaker currencies, led to this shortfall in an area where management had previously been optimistic. We believe that those sales should return in the future. DigitalGlobe shares descended by (25%) for the year. Turning to a contributor in the sector, our new position in comScore, Inc. rated well with its 36% gain. comScore provides a range of digital media analytics solutions that offer insights into consumer behavior and digital activity. In the fourth quarter, the company issued a strong quarterly report with better-than-expected top and bottom line results. comScore’s relatively new relationships with Yahoo and Google are tracking well, and its multi-platform product strategy has expanded the company beyond just measuring website visits to include measuring desktops, tablets, smartphones, online video, display advertising and more.

Lastly, in utilities, j2 Global, Inc. provides services through two segments: business cloud services, including online fax, virtual phone systems, hosted e-mail and online backup, and Digital Media, which includes a portfolio of websites such as PCMag.com, Geek.com, and IGN.com. In the fourth quarter, management reported both top and bottom line results that edged past expectations. Later in the quarter, j2 Global offered to acquire the cloud-based backup storage provider Carbonite. We are monitoring this potential accretive deal but do not see the likelihood of other bidders getting involved. j2 Global shares rose 27% for the year.

In 2014, the U.S. equity market returns ebbed and flowed, though ultimately the current bull market logged another year. More challenging was the environment for active management across the board in terms of style and size, which fared well below the long-term averages, and unfortunately our results were no exception to that. Our experience in 2014, especially at the start of the year, echoed a similar period of underperformance that we faced at times during 2003-04. Now, as we did then, we remain adherents to our investment discipline of the bottom-up analysis of business models and management teams. That approach allowed us to recoup portfolio returns in the past, and it is how we dedicate ourselves to adding value to the assets you have entrusted to us in 2015.

This commentary reflects the viewpoints of the TimesSquare Capital Management, LLC as of 12/31/14 and is not intended as a forecast or guarantee of future results.

6

AMG TimesSquare Small Cap Growth Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG TimesSquare Small Cap Growth Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The chart compares a hypothetical $10,000 investment made in the AMG TimesSquare Small Cap Fund’s Institutional Class on December 31, 2004, to a $10,000 investment made in the Russell 2000® Growth Index for the same time period. Performance for periods longer than one year is annualized. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and returns for the index exclude expenses. Past performance is not indicative of future results. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG TimesSquare Small Cap Growth Fund and the Russell 2000® Growth Index for the same time periods ended December 31, 2014.

Average Annual Total Returns[1]	One Year	Five Years	Ten Years
AMG TimesSquare Small Cap Growth Fund [2,3]
Institutional Class	(2.48)%	16.29%	11.01%
Premier Class	(2.78)%	16.11%	10.87%

Russell 2000® Growth Index[4]	5.60%	16.80%	8.54%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges, and expenses before investing. For performance information through the most recent month end, current net asset per share for the Fund and other information, please call (800) 835-3879 or visit our website at www.amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2014. All returns are in U.S. dollars ($).
[2]	The Fund is subject to risks associated with investments in small capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history, and a reliance on one or a limited number of products.
[3]	The Fund invests in growth stocks, which may be more sensitive to market movements because their prices tend to reflect the future investor expectations rather than just current profits. Growth stocks may underperform value stocks during given periods.
[4]	The Russell 2000® Growth Index is a market capitalization-weighted index that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth rates. Unlike the Fund, the Russell 2000® Growth Index is unmanaged, is not available for investment, and does not incur expenses.

The Russell 2000® Growth Index is a registered trademark of Russell Investments. Russell® is a trademark of Russell Investments.

Not FDIC insured, nor bank guaranteed. May lose value.

7

AMG TimesSquare Small Cap Growth Fund

Fund Snapshots (unaudited)

December 31, 2014

PORTFOLIO BREAKDOWN

Sector	AMG TimesSquare Small Cap Growth Fund**	Russell 2000® Growth Index
Information Technology	29.7%	25.7%
Industrials	24.4%	14.5%
Consumer Discretionary	13.4%	15.7%
Health Care	11.4%	24.0%
Financials	5.9%	7.8%
Consumer Staples	3.2%	3.8%
Energy	3.2%	2.9%
Materials	1.6%	4.6%
Telecommunication Services	1.0%	0.8%
Utilities	0.0%	0.2%
Other Assets and Liabilities	6.2%	0.0%

**	As a percentage of net assets

TOP TEN HOLDINGS

Security Name	% of Net Assets
Albany International Corp., Class A*	2.0%
On Assignment, Inc.*	2.0
The Ultimate Software Group, Inc.*	2.0
Solera Holdings, Inc.*	1.8
CoStar Group, Inc.	1.8
Jack Henry & Associates, Inc.	1.7
j2 Global, Inc.	1.7
PolyOne Corp.*	1.6
The Corporate Executive Board Co.*	1.6
Monro Muffler Brake, Inc.	1.6

Top Ten as a Group	17.8%

*	Top Ten Holding as of June 30, 2014.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

8

AMG TimesSquare Small Cap Growth Fund

Schedule of Portfolio Investments

December 31, 2014

	Shares	Value
Common Stocks - 93.8%
Consumer Discretionary - 13.4%
Bright Horizons Family Solutions, Inc.*	334,269	$15,713,986
Burlington Stores, Inc.*	195,000	9,215,700
Dorman Products, Inc.*,1	323,400	15,610,518
G-III Apparel Group, Ltd.*	142,500	14,393,925
Global Eagle Entertainment, Inc.*	380,044	5,172,399
La Quinta Holdings, Inc.*	200,000	4,412,000
Lithia Motors, Inc., Class A	152,031	13,179,567
Mattress Firm Holding Corp.*,1	105,000	6,098,400
Monro Muffler Brake, Inc.	293,466	16,962,335
Oxford Industries, Inc.	140,042	7,731,719
Performance Sports Group, Ltd.*	475,000	8,545,250
Sotheby’s	310,083	13,389,384
Wayfair, Inc., Class A*,1	312,700	6,207,095
William Lyon Homes, Class A*	465,000	9,425,550
Total Consumer Discretionary		146,057,828
Consumer Staples - 3.2%
The Boston Beer Co., Inc., Class A*	40,371	11,689,019
Inter Parfums, Inc.	280,112	7,689,074
United Natural Foods, Inc.*	203,032	15,699,449
Total Consumer Staples		35,077,542
Energy - 3.2%
Gulfmark Offshore, Inc., Class A1	174,025	4,249,691
Hornbeck Offshore Services, Inc.*	270,068	6,743,598
Matador Resources Co.*	345,920	6,997,962
PDC Energy, Inc.*	195,094	8,051,529
Synergy Resources Corp.*	700,000	8,778,000
Total Energy		34,820,780
Financials - 5.9%
AMERISAFE, Inc.	135,693	5,747,955
BofI Holding, Inc.*	160,000	12,449,600
Financial Engines, Inc.[1]	333,000	12,171,150
Kennedy-Wilson Holdings, Inc.	380,011	9,614,278
PRA Group, Inc.*	180,004	10,427,632
WisdomTree Investments, Inc.[1]	901,634	14,133,113
Total Financials		64,543,728
Health Care - 11.4%
Air Methods Corp.*,1	364,257	16,038,235
Align Technology, Inc.*	200,093	11,187,200
Array BioPharma, Inc.*	1,000,094	4,730,445

	Shares	Value
Avanir Pharmaceuticals, Inc.*	290,180	$4,918,551
Celldex Therapeutics, Inc.*,1	236,950	4,324,338
Cempra, Inc.*	116,100	2,729,511
Clovis Oncology, Inc.*,1	120,000	6,720,000
Cynosure, Inc., Class A*	325,500	8,925,210
Globus Medical, Inc., Class A*	270,019	6,418,352
Horizon Pharma PLC*,1	578,800	7,460,732
Imprivata, Inc.*	250,000	3,250,000
Inogen, Inc.*	62,900	1,973,173
Magellan Health, Inc.*	146,046	8,767,141
Sirona Dental Systems, Inc.*	85,038	7,429,770
Stemline Therapeutics, Inc.*,1	200,000	3,412,000
Surgical Care Affiliates, Inc.*	260,085	8,751,860
Team Health Holdings, Inc.*	290,000	16,683,700
Total Health Care		123,720,218
Industrials - 24.4%
The Advisory Board Co.*	256,010	12,539,370
Albany International Corp., Class A	577,501	21,939,263
Allegiant Travel Co.	81,016	12,179,135
Avolon Holdings, Ltd.*,1	364,300	7,213,140
Chart Industries, Inc.*	176,200	6,026,040
The Corporate Executive Board Co.	245,015	17,770,938
DigitalGlobe, Inc.*	420,097	13,010,404
EMCOR Group, Inc.	220,051	9,790,069
Generac Holdings, Inc.*,1	143,700	6,719,412
Healthcare Services Group, Inc.	210,086	6,497,960
Huron Consulting Group, Inc.*	112,582	7,699,483
ICF International, Inc.*	130,000	5,327,400
McGrath RentCorp	265,026	9,503,832
On Assignment, Inc.*	655,258	21,748,013
Orbital Sciences Corp.*	410,058	11,026,460
Park-Ohio Holdings Corp.	144,391	9,100,965
RBC Bearings, Inc.	225,059	14,523,057
Rexnord Corp.*	486,472	13,723,375
SP Plus Corp.*	333,049	8,402,826
Spirit Airlines, Inc.*	87,547	6,616,802
TriNet Group, Inc.*	350,000	10,948,000
WageWorks, Inc.*	258,073	16,663,774
WESCO International, Inc.*,1	168,781	12,862,800
West Corp.	100,048	3,301,584
Total Industrials		265,134,102

The accompanying notes are an integral part of these financial statements.

9

AMG TimesSquare Small Cap Growth Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Information Technology - 29.7%
Bottomline Technologies, Inc.*	262,072	$6,625,180
BroadSoft, Inc.*	222,998	6,471,402
Cardtronics, Inc.*	400,012	15,432,463
CommVault Systems, Inc.*	121,098	6,259,556
comScore, Inc.*	315,000	14,625,450
CoStar Group, Inc.*	106,437	19,545,026
Dealertrack Technologies, Inc.*	346,742	15,364,138
EVERTEC, Inc.	456,556	10,103,584
ExlService Holdings, Inc.*	455,019	13,063,595
Heartland Payment Systems, Inc.	284,054	15,324,713
j2 Global, Inc.	290,023	17,981,426
Jack Henry & Associates, Inc.	290,032	18,022,588
Marketo, Inc.*,1	284,172	9,298,108
MAXIMUS, Inc.	210,005	11,516,674
MKS Instruments, Inc.	350,000	12,810,000
Monotype Imaging Holdings, Inc.	345,061	9,948,109
NIC, Inc.	660,586	11,883,942
PDF Solutions, Inc.*	300,000	4,458,000
PROS Holdings, Inc.*	350,422	9,629,597
Qlik Technologies, Inc.*	425,060	13,130,103
Shutterstock, Inc.*	86,586	5,983,093
Solera Holdings, Inc.	385,461	19,727,894
Tyler Technologies, Inc.*	90,006	9,850,257
The Ultimate Software Group, Inc.*	145,870	21,415,904
Virtusa Corp.*	230,000	9,584,100
WEX, Inc.*	156,103	15,441,709
Total Information Technology		323,496,611
Materials - 1.6%
PolyOne Corp.	472,947	17,929,421
Telecommunication Services - 1.0%
Cogent Communications Holdings, Inc.	295,000	10,440,050
Total Common Stocks (cost $719,103,245)		1,021,220,280
Warrants - 0.0%#
American Standard Energy Corp., 01/26/20, Series A Warrant*,2	150,000	135
American Standard Energy Corp., 01/26/20, Series B Warrant*,2	150,000	135
American Standard Energy Corp., 03/28/20, Series C Warrant*,2	150,000	135
Total Warrants (cost $795,225)		405

	Principal Amount	Value
Short-Term Investments - 8.3%
Repurchase Agreements - 4.3%[3]
Barclays Capital, dated 12/31/14, due 01/02/15, 0.050%, total to be received $2,337,855 (collateralized by various U.S. Government Agency Obligations, 1.500% - 2.125%, 08/31/18 - 06/30/21, totaling $2,384,606)	$2,337,849	$2,337,849
Cantor Fitzgerald Securities, Inc., dated 12/31/14, due 01/02/15, 0.090%, total to be received $11,105,407 (collateralized by various U.S. Government Agency Obligations, 0.000% - 10.500%, 01/15/15 - 11/20/64, totaling $11,327,458)	11,105,351	11,105,351
Daiwa Capital Markets America, dated 12/31/14, due 01/02/15, 0.120%, total to be received $11,105,425 (collateralized by various U.S. Government Agency Obligations, 0.000% - 6.500%, 06/01/17 - 03/01/48, totaling $11,327,458)	11,105,351	11,105,351
Nomura Securities International, Inc., dated 12/31/14, due 01/02/15, 0.080%, total to be received $11,105,400 (collateralized by various U.S. Government Agency Obligations, 0.000% - 8.875%, 01/07/15 - 11/20/64, totaling $11,327,458)	11,105,351	11,105,351
State of Wisconsin Investment Board, dated 12/31/14, due 01/02/15, 0.150%, total to be received $11,105,444 (collateralized by various U.S. Government Agency Obligations, 0.125% - 2.500%, 04/15/16 - 02/15/42, totaling $11,328,571)	11,105,351	11,105,351
Total Repurchase Agreements		46,759,253
	Shares
Other Investment Companies - 4.0%[4]
Dreyfus Institutional Cash Advantage Fund, Institutional Class Shares, 0.06%	43,955,525	43,955,525
Total Short-Term Investments (cost $90,714,778)		90,714,778
Total Investments - 102.1% (cost $810,613,248)		1,111,935,463
Other Assets, less Liabilities - (2.1)%		(23,111,398)
Net Assets - 100.0%		$1,088,824,065

The accompanying notes are an integral part of these financial statements.

10

AMG TimesSquare Mid Cap Growth Fund

Portfolio Manager’s Comments

The AMG TimesSquare Mid Cap Growth Fund (the “Fund”) seeks to achieve long-term capital appreciation by investing in the common and preferred stock of U.S. mid-capitalization companies. The Fund invests at least 80% of its assets in securities of mid-capitalization companies. The Fund’s subadvisor, TimesSquare Capital Management, LLC (“TimesSquare”), uses a bottom-up, research-intensive approach to identify mid-capitalization growth stocks that it believes have the greatest potential to achieve significant price appreciation over a 12-to-18-month horizon. In this case, mid-capitalization refers to companies that, at the time of purchase, have market capitalizations within the range of the Russell Midcap® Growth Index (the Index), the Fund’s benchmark

THE PORTFOLIO MANAGER

TimesSquare Capital Management, LLC

TimesSquare’s investment team believes its proprietary fundamental research skills, which place a particular emphasis on the assessment of management quality and an in-depth understanding of superior business models, enable the team to build a diversified portfolio of mid-cap growth stocks designed to generate good risk-adjusted returns. When selecting mid-cap growth stocks, Fund management utilizes a fundamental, bottom-up process to identify companies that:

•	Demonstrate consistent and sustainable revenue and earnings growth and offer distinct, sustainable competitive advantages

•	Have strong, experienced management teams

•	Have stocks selling at reasonable valuations

•	Fund management believes have the potential to appreciate in price by 25-50% within the next 12 to18 months

The ideal investment exhibits many of the following traits:

•	Exceptional management (clear goals, track record of success)

•	Distinct, sustainable competitive advantage (proprietary products, demonstrated franchise value, few competitors, patents, brand-name recognition)

•	Strong, consistent growth (3-year projected earnings growth and revenue growth greater than 15%)

•	Projected P/E at a discount to earnings growth

•	Attractive P/E relative to industry group

The investment team may sell an investment when:

•	Operating objectives are not met

•	Management is unable to sustain a competitive advantage

•	Fundamentals are expected to deteriorate

•	Reasons for purchase changed

•	A stock has reached its price target or is overvalued

THE YEAR IN REVIEW

For the year ended December 31, 2014, the AMG TimesSquare Mid Cap Growth Fund (Institutional Class) returned 5.3%, while its benchmark, the Russell Midcap® Growth Index, returned 11.9%.

Looking back, 2014 was a year punctuated with notable highs and lows across the U.S. economic landscape. The most recent quarterly GDP growth rate of 5.0% was the highest economic activity level in 11 years and, coincidentally, the U.S. dollar reached an 11-year high compared with the other major currencies. Meanwhile, commodity prices fell to depths not seen since the 2008 recession. Of particular note was the decline in oil prices, which were nearly cut in half during the fourth quarter. In other pre-2008 comparisons, annual sales of U.S. automobiles appeared to stabilize above 16 million and the unemployment rate steadily declined throughout 2014 as it approached its pre-recession level. The U.S. Federal Reserve consistently tapered its billions of dollars of monthly bond purchases (i.e., quantitative easing) throughout the year and ended the program as expected in October. A final high note for 2014 was that the broad U.S. equity markets notched their sixth consecutive positive calendar year with roughly 13% returns.

Much of those gains occurred in the fourth quarter, where the broad U.S. equity markets posted roughly 5% returns. Supporting the GDP growth rates were stable measures of manufacturing and service activity as the Institute for Supply Management’s readings moderated, but consistently remained in the economic expansion range. Particularly notable this quarter was the rapid decline in oil prices, which fell to 12-month lows month-after-month, and ended at $53 per barrel. Recent measures of consumer confidence and sentiment reached their highest levels in years, likely as a result of lower gasoline prices.

Across U.S. stocks, positive returns flowed in different directions. For the calendar year, there was a steady and progressive preference for large vs. small along the market capitalization spectrum. In the fourth quarter, that order was reversed, with small-capitalization stocks leading the way. Within small-to-mid capitalization growth stocks — for the fourth quarter as well as the year — health care was one of the best performing sectors (although within financial services, the REIT industry performed either as well or even better) while energy stocks had significantly negative returns.

Against this backdrop, the portfolio underperformed the Russell Midcap® Growth Index for the year. Stock selection had a net negative effect and drove our underperformance. Weakness was found in consumer staples, health care, financial services and energy. Consumer discretionary was the one notable area of relative strength.

11

AMG TimesSquare Mid Cap Growth Fund

Portfolio Manager’s Comments (continued)

In consumer staples, health and wellness product retailer GNC Holdings Inc. dropped (44%). The stock was impacted by a number of factors including harsh winter weather and a weak consumer environment. We believe management should have been more forthcoming with regard to forward guidance and weaker trends in their gold card loyalty program. As such, we decided to exit the position. Sprouts Farmers Markets Inc., a specialty retailer of natural and organic foods, fell (17%). While Sprouts experienced better store traffic and stronger gross margins, the stock was impacted by the combination competitive threats from larger operators and overall weakness in the industry group. Therefore, we liquidated the position. WhiteWave Foods Co., a consumer package food and beverage company, climbed 53%. Its brands include Silk, Alpro, International Delight, Land O’ Lakes and Horizon. The company produced strong results, with Europe performing better than expected and North America steady. Management increased forward guidance. Additionally, WhiteWave announced that it is entering into a joint venture with China Mengniu Dairy Company Limited, a leading Chinese dairy company. This represents the company’s first move outside of the U.S. and Europe. Church & Dwight Co. produces a range of household and personal care products under names such as Arm & Hammer, XTR, OxiClean, Trojan and Orajel. Its personal care and household products have experienced revenue growth, lifting its shares by 21%.

Within the health care sector, the main shortcoming was our lack of exposure to biotechnology. This industry tends to be one of the most speculative areas of health care, where company fortunes can rest on a single drug’s prospects. These binary outcomes represent risk. In many cases, biotechnology companies do not measure up to our criteria for quality and well-run businesses. Catamaran Corp. is a provider of pharmacy benefits management (PBM) services. The stock declined (17%) due to lower operating margins as a result of infrastructure investments ahead of new PBM client implementations. After identifying a slowdown in their core book of business, we decided to close out the position. During the first quarter we added United Therapeutics Corp. to the portfolio. This is a biotechnology company focused on developing therapies for patients suffering from chronic and life-threatening diseases. The company’s flagship product is Remodulin, which is approved for treating pulmonary hypertension. In August, the United States District Court ruled that a competing company’s generic Remodulin infringed on one of United Therapeutics’ patents. As a result, the generic risk has been pushed out to at least 2017. Its shares surged 27% on this news. Salix Pharmaceuticals Ltd., a specialty pharmaceutical company focused on treating gastrointestinal diseases, jumped 27%. Salix reported positive phase III clinical trial data in support of its drug Xifaxan to be used for other indications beyond irritable bowel syndrome. This possible label expansion could extend the drug’s growth trajectory.

In financial services, Ocwen Financial Corp. is engaged in the origination and servicing of mortgage loans. There has been a growing trend among banks to outsource the servicing of their mortgage portfolios. In October, the New York Department of Financial Services released a letter accusing Ocwen of backdating letters to mortgagees. The company contends this was a system error rather than malicious or criminal intent. Nevertheless, this news, as well as a possible fine, cast a cloud of uncertainty over the company and led to a (45%) drop. In view of this predicament, we decided to sell the position out of the portfolio. RenaissanceRe Holdings Ltd. provides reinsurance and insurance services to cover the risk of natural and man-made catastrophes. RenRe’s stock improved a modest 1% over the year as property catastrophe pricing has been under pressure due to an absence of major catastrophes. RenRe is very disciplined and will refrain from writing unprofitable reinsurance. In our view, what is underappreciated about RenRe is that they generate substantial fees from managing external assets and possess considerable amounts of reserves on their books, stemming from conservative accounting for potential losses. AerCap Holdings NV is an integrated aviation company offering leasing, financing, trading, sales and management. In May, the company closed on the acquisition of International Lease Finance Corporation after receiving all required regulatory approvals. The aircraft utilization for the combined entity is steady at 99%. We decided to book the 25% gain and redeploy the proceeds into areas of higher growth potential.

Our energy sector holdings have been adversely impacted by the recent and precipitous price drops of oil as well as natural gas. Denbury Resources Inc. is an exploration and production company that utilizes carbon dioxide to enhance its recovery efforts in properties located in the Gulf Coast and Rocky Mountain regions. Management lowered production guidance and announced their Chief Operating Office has been terminated. We lost confidence in management’s ability to execute and liquidated the position. Denbury lost (57%) for the time it was held in the portfolio. EP Energy Corp. is an exploration and production company with operations located in Texas, Utah and Louisiana. EP Energy is one of the better-positioned E&P companies, as the majority of their 2015 and 2016 production is hedged at attractive prices. Nevertheless, Denbury’s shares declined (48%). Whiting Petroleum Corp. is an exploration and production company with operations on the Permian Basin, Rocky Mountains, Mid-Continent, Gulf Coast and Michigan. Whiting has continually worked on making improvements in their frac design and the initial results from their “slickwater frac” method are promising. Part of Whiting’s year-over-year reserve increase is attributable to their acquisition of Kodiak. Despite these positives, Whiting slid (47%).

Within consumer discretionary, vehicle and car sharing company Avis Budget Group Inc. advanced 65%. Their brands include Avis, Budget, Payless and Zipcar. Avis Budget has benefited from strong rental car pricing, as well as their ability to

12

AMG TimesSquare Mid Cap Growth Fund

Portfolio Manager’s Comments (continued)

cascade more vehicles down to their Payless deep value brand and sell more used vehicles through alternative disposition channels. O’Reilly Automotive Inc., a specialty retailer of automotive aftermarket parts and accessories, climbed 50%. O’Reilly caters to both do-it-yourself and do-it-for-me customers. The company has experienced growth in same store sales, customer traffic and average ticket. New store openings exceeded expectations and O’Reilly rolled out a new point-of-sale system to better serve their customers. Foot Locker Inc.’s shares rose 41%, as this global retailer of athletically-inspired shoes and apparel experienced particular strength in basketball and running shoes. Its stores include Foot Locker, Lady Foot Locker, Kids Foot Locker, Champs Sports and Footaction. They operate approximately 3,500 stores across North America, Europe and Asia. We decided to sell out the Foot Locker position and redeploy the proceeds into other names with more growth potential. Global nonfiction media company Discovery Communications Inc. lost (20%). Discovery’s reach has now expanded to 220 countries and approximately three billion subscribers. They have 190 worldwide television networks led by Discover Channel. TLC, Animal Planet and Investigation Discovery. Discovery has experienced softness in domestic advertising revenue while the international segment is up nicely. Forward guidance has been reduced, mainly due to a lower foreign currency translation in view of a strong U.S. Dollar and rebranding of the Hub Network, for which there will be a charge against earnings.

In 2014, the U.S. equity-market returns ebbed and flowed, though ultimately the current bull market logged another year. More challenging was the environment for active management across the board in terms of style and size, which fared well below the long-term averages, and unfortunately our results were no exception to that. Our experience in 2014, especially at the start of the year, echoed a similar period of underperformance that we faced at times during 2003-04. Now, as we did then, we remain adherents to our investment discipline of the bottom-up analysis of business models and management teams. That approach allowed us to recoup portfolio returns in the past and it is how we dedicate ourselves to adding value to the assets you have entrusted to us in 2015.

This commentary reflects the viewpoints of the TimesSquare Capital Management, LLC as of 12/31/14 and is not intended as a forecast or guarantee of future results.

13

AMG TimesSquare Mid Cap Growth Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG TimesSquare Mid Cap Growth Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The chart compares a hypothetical $10,000 investment made in the AMG TimesSquare Mid Cap Fund’s Institutional Class from March 4, 2005 (commencement of operations) through December 31, 2014, to a $10,000 investment made in the Russell Midcap® Growth Index for the same time period. Performance for periods longer than one year is annualized. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Past performance is not indicative of future results. Total returns for the Fund would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG TimesSquare Mid Cap Growth Fund and the Russell Midcap® Growth Index for the same time periods ended December 31, 2014.

Average Annual Total Returns[1]	One Year	Five Years	Since Inception	Inception Date
AMG TimesSquare Mid Cap Growth Fund [2,3]
Institutional Class	5.34%	14.67%	10.12%	03/04/05
Premier Class	5.12%	14.45%	9.92%	03/04/05

Russell Midcap® Growth Index[4]	11.90%	16.94%	9.48%	03/04/05	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges, and expenses before investing. For performance information through the most recent month end, current net asset per share for the Fund and other information, please call (800) 835-3879 or visit our website at www.amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects inception date of the Fund, not the index.

[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2014. All returns are in U.S. dollars ($).
[2]	Mid capitalization securities are subject to market, liquidity and information risk. Mid-size company securities may underperform, as compared to securities of larger companies, and may also pose greater risk due to narrower product lines, fewer financial resources, less depth in management or a smaller trading market for their stocks. Also, growth stocks may be more volatile than other types of stocks.
[3]	The Fund invests in growth stocks, which may be more sensitive to market movements because their prices tend to reflect the future investor expectations rather than just current profits. Growth stocks may underperform value stocks during given periods.
[4]	The Russell Midcap® Growth Index is a market capitalization-weighted index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth rates. Unlike the Fund, the Russell Midcap® Growth Index is unmanaged, is not available for investment, and does not incur expenses.

The Russell Midcap® Growth Index is a registered trademark of Russell Investments. Russell® is a trademark of Russell Investments.

Not FDIC insured, nor bank guaranteed. May lose value.

14

AMG TimesSquare Mid Cap Growth Fund

Fund Snapshots (unaudited)

December 31, 2014

PORTFOLIO BREAKDOWN

Sector	AMG TimesSquare Mid Cap Growth Fund**	Russell Midcap® Growth Index
Industrials	26.9%	16.2%
Consumer Discretionary	19.1%	23.5%
Information Technology	17.6%	17.9%
Health Care	10.8%	13.7%
Financials	8.7%	9.5%
Telecommunication Services	4.0%	1.0%
Consumer Staples	3.9%	7.9%
Energy	3.7%	5.0%
Materials	3.2%	4.8%
Utilities	0.0%	0.2%
Other equities	0.0%	0.3%
Other Assets and Liabilities	2.1%	0.0%

**	As a percentage of net assets

TOP TEN HOLDINGS

Security Name	% of Net Assets
SBA Communications Corp., Class A*	4.0%
Alliance Data Systems Corp.*	3.8
DaVita HealthCare Partners, Inc.*	3.5
Nielsen N.V.*	2.9
Gartner, Inc.*	2.5
O’Reilly Automotive, Inc.	1.9
Equifax, Inc.*	1.9
WABCO Holdings, Inc.*	1.8
Envision Healthcare Holdings, Inc.	1.8
BorgWarner, Inc.*	1.7

Top Ten as a Group	25.8%

*	Top Ten Holding as of June 30, 2014.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

15

AMG TimesSquare Mid Cap Growth Fund

Schedule of Portfolio Investments

December 31, 2014

	Shares	Value
Common Stocks - 97.9%
Consumer Discretionary - 19.1%
BorgWarner, Inc.	744,900	$40,932,255
Charter Communications, Inc., Class A*	216,500	36,073,230
Discovery Communications, Inc., Class C*	500,100	16,863,372
Hanesbrands, Inc.	285,800	31,900,996
Markit, Ltd.*	1,056,700	27,928,581
O’Reilly Automotive, Inc.*	246,800	47,538,616
Polaris Industries, Inc.	145,825	22,054,573
Pool Corp.	528,300	33,515,352
Ross Stores, Inc.	351,800	33,160,668
Sally Beauty Holdings, Inc.*	1,100,700	33,835,518
Tempur Sealy International, Inc.*	511,000	28,059,010
Tiffany & Co.	207,900	22,216,194
Tractor Supply Co.	403,200	31,780,224
Williams-Sonoma, Inc.	433,100	32,777,008
Wyndham Worldwide Corp.	346,500	29,715,840
Total Consumer Discretionary		468,351,437
Consumer Staples - 3.9%
Brown-Forman Corp., Class B	229,200	20,132,928
Church & Dwight Co., Inc.	359,400	28,324,314
The Hershey Co.	242,900	25,244,597
The WhiteWave Foods Co.*	660,600	23,114,394
Total Consumer Staples		96,816,233
Energy - 3.7%
Cameron International Corp.*	360,300	17,996,985
EP Energy Corp., Class A*1	1,677,600	17,514,144
Oceaneering International, Inc.	277,200	16,302,132
Range Resources Corp.	450,400	24,073,880
Whiting Petroleum Corp.*	437,600	14,440,800
Total Energy		90,327,941
Financials - 8.7%
Apollo Global Management LLC, Class A	1,611,300	37,994,454
Assured Guaranty, Ltd.	1,065,300	27,687,147
BankUnited, Inc.	744,900	21,579,753
Intercontinental Exchange, Inc.	93,150	20,426,863
Invesco, Ltd.	613,700	24,253,424
McGraw Hill Financial, Inc.	398,400	35,449,632
Och-Ziff Capital Management Group LLC	899,200	10,502,656
RenaissanceRe Holdings, Ltd.[1]	366,200	35,601,964
Total Financials		213,495,893

	Shares	Value
Health Care - 10.8%
Boston Scientific Corp.*	1,940,100	$25,706,325
DaVita HealthCare Partners, Inc.*	1,149,700	87,078,278
Endo International PLC*	487,800	35,180,136
Envision Healthcare Holdings, Inc.*	1,247,200	43,265,368
Premier, Inc., Class A	772,200	25,891,866
Salix Pharmaceuticals, Ltd.*1	181,925	20,910,460
United Therapeutics Corp.*	203,500	26,351,215
Total Health Care		264,383,648
Industrials - 26.9%
AMETEK, Inc.	563,000	29,630,690
Avis Budget Group, Inc.*	524,295	34,776,487
Copart, Inc.*	700,500	25,561,245
Equifax, Inc.	563,000	45,529,810
Flowserve Corp.	459,000	27,461,970
Fortune Brands Home & Security, Inc.	403,200	18,252,864
Genesee & Wyoming, Inc., Class A*	346,425	31,150,536
Hexcel Corp.*	684,200	28,387,458
IHS, Inc., Class A*	190,500	21,694,140
JB Hunt Transport Services, Inc.	337,800	28,459,650
L-3 Communications Holdings, Inc.	246,250	31,079,213
Nielsen N.V.[1]	1,576,400	70,512,372
Pall Corp.	225,200	22,792,492
Rockwell Collins, Inc.	363,800	30,733,824
Ryanair Holdings PLC, ADR	519,100	36,996,257
Sensata Technologies Holding N.V.*	537,000	28,144,170
Stericycle, Inc.*	233,900	30,659,612
Towers Watson & Co., Class A	233,875	26,467,634
TransDigm Group, Inc.	85,200	16,729,020
Verisk Analytics, Inc., Class A*	518,600	33,216,330
WABCO Holdings, Inc.*	420,400	44,049,512
Total Industrials		662,285,286
Information Technology - 17.6%
Alliance Data Systems Corp.*	326,000	93,252,300
Amdocs, Ltd.	859,000	40,076,645
CommVault Systems, Inc.*	303,100	15,667,239
CoStar Group, Inc.*	116,900	21,466,347
Gartner, Inc.*	736,200	61,995,402
Global Payments, Inc.	351,725	28,394,759
Keysight Technologies, Inc.	540,000	18,235,800

The accompanying notes are an integral part of these financial statements.

16

AMG TimesSquare Mid Cap Growth Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Information Technology - 17.6% (continued)
NeuStar, Inc., Class A*1	703,500	$19,557,300
NXP Semiconductors N.V.*	446,100	34,082,040
Qlik Technologies, Inc.*	770,900	23,813,101
SolarWinds, Inc.*	415,700	20,714,331
Solera Holdings, Inc.	531,950	27,225,201
Vantiv, Inc., Class A*	866,100	29,378,112
Total Information Technology		433,858,577
Materials - 3.2%
Airgas, Inc.	194,900	22,448,582
Ecolab, Inc.	346,500	36,216,180
Reliance Steel & Aluminum Co.	319,475	19,574,233
Total Materials		78,238,995
Telecommunication Services - 4.0%
SBA Communications Corp., Class A*	888,200	98,377,032
Total Common Stocks (cost $1,643,904,012)		2,406,135,042

	Principal Amount
Short-Term Investments - 3.2%
Repurchase Agreements - 1.1%[3]
Barclays Capital, dated 12/31/14, due 01/02/15, 0.050%, total to be received $1,355,826 (collateralized by various U.S. Government Agency Obligations, 1.500% - 2.125%, 08/31/18 - 06/30/21, totaling $1,382,939)	$1,355,822	1,355,822
Cantor Fitzgerald Securities, Inc., dated 12/31/14, due 01/02/15, 0.090%, total to be received $6,440,463 (collateralized by various U.S. Government Agency Obligations, 0.000% - 10.500%, 01/15/15 - 11/20/64, totaling $6,569,240)	6,440,431	6,440,431

	Principal Amount	Value
Daiwa Capital Markets America, dated 12/31/14, due 01/02/15, 0.120%, total to be received $6,440,474 (collateralized by various U.S. Government Agency Obligations, 0.000% - 6.500%, 06/01/17 - 03/01/48, totaling $6,569,240)	$6,440,431	$6,440,431
Nomura Securities International, Inc., dated 12/31/14, due 01/02/15, 0.080%, total to be received $6,440,460 (collateralized by various U.S. Government Agency Obligations, 0.000% - 8.875%, 01/07/15 - 11/20/64, totaling $6,569,240)	6,440,431	6,440,431
State of Wisconsin Investment Board, dated 12/31/14, due 01/02/15, 0.150%, total to be received $6,440,485 (collateralized by various U.S. Government Agency Obligations, 0.125% - 2.500%, 04/15/16 - 02/15/42, totaling $6,569,885)	6,440,431	6,440,431
Total Repurchase Agreements		27,117,546

	Shares
Other Investment Companies - 2.1%[4]
Dreyfus Institutional Cash Advantage Fund, Institutional Class Shares, 0.06%	22,036,564	22,036,564
JPMorgan Liquid Assets Money Market Fund, Capital Shares, 0.07%	30,043,514	30,043,514
Total Other Investment Companies		52,080,078
Total Short-Term Investments (cost $79,197,624)		79,197,624
Total Investments - 101.1% (cost $1,723,101,636)		2,485,332,666
Other Assets, less Liabilities - (1.1)%		(26,577,236)
Net Assets - 100.0%		$2,458,755,430

The accompanying notes are an integral part of these financial statements.

17

AMG TimesSquare International Small Cap Fund

Portfolio Manager’s Comments

The AMG TimesSquare International Small Cap Fund (the “Fund”) seeks to achieve long-term capital appreciation by investing primarily in the stocks of small-capitalization companies located outside the United States.

THE PORTFOLIO MANAGER

TimesSquare Capital Management, LLC (TimesSquare), the Fund’s subadvisor, utilizes a bottom-up fundamental approach to small-cap investing. Led by co-managers Magnus Larsson and Robert Madsen, the investment team at TimesSquare believes that its fundamental international equity research skills, which place a particular emphasis on the assessment of management quality, an in-depth understanding of business models and valuation discrepancies, enable the team to build a diversified portfolio of international small-cap stocks with the potential to generate superior risk-adjusted returns. When selecting international small-cap stocks, we utilize a research-intensive approach to identify international small-cap stocks with what we believe to be the greatest potential to achieve price appreciation over a 12- to 18-month horizon.

THE YEAR IN REVIEW

For the year ended December 31, 2014, the Fund’s Institutional class returned 2.1%, while its benchmark, the MSCI EAFE Small Cap Index (the Index), returned (5.0%).

Across the non-U.S. developed markets in 2014, larger-cap names barely edged out smaller-cap names, but both were markedly negative. Meanwhile, commodity prices fell to depths not seen since the 2008 recession. Of particular note was the decline in oil prices, which were nearly cut in half during the fourth quarter. This decline has helped import-heavy consumption countries but has visibly hurt oil-producing countries. OPEC cut its estimate for oil demand next year by one million barrels a day. Emerging Markets outperformed their developed brethren in 2014, despite China’s growth slowdown and continued uncertainties about whether the country will avoid a hard landing. Notable strength was found in Indian markets, as investors cheered the newly elected Prime Minister Narendra Modi, who outlined plans to boost exports, manufacturing and housing across India.

Europe had a difficult year. In the second quarter, the European Central Bank undertook dramatic measures to tackle lackluster European economies and worryingly-low inflation by introducing a negative interest rate on excess deposits to spur banks to lend. However, the Euro Zone still recorded 0% growth the third quarter, dragged down by the feeble GDP of France and Italy. Towards the end of the year, the threat of a Greek exit from the EU (or “Grexit”) loomed, as Greece failed in a third attempt to elect a president and financial markets fell sharply. Japan saw first a rise, then a fall in its stock market as Prime Minister Abe pushed forward his Abenomics program, also known as “The Three Arrows.” In the first half of the year, the markets soared with optimism for Mr. Abe’s program, aimed to increase Japan’s growth rate and rescue the country from a decade long deflationary trap. However, during the second half of the year, a long-awaited consumption tax increase shrank the economy more than expected and caused Japan to fall into a recession.

Portfolio Performance Attribution

In this turbulent market environment, the Fund outperformed the MSCI EAFE Small Cap benchmark for the year. Stock selection was especially strong across the board as no regions detracted from performance. Europe added the most value, followed by Emerging Markets, Japan and Asia/Pacific Ex Japan.

Regional Performance: Europe

Our European names added the most value out of all regions on a relative basis this year, and the performance of our German names: CTS Eventim AG & Co., Wirecard AG and KUKA AG were especially notable. Ticketing and live entertainment event manager, CTS Eventim AG, rose 18% on good results. The company has been seeing particularly strong growth in its online ticketing, a much higher margin business than traditional ticketing. During the year, it also acquired ticketing companies in Spain, The Netherlands and France. Due to CTS’s proprietary technology and interface, it is able to efficiently assimilate an acquired company’s infrastructure into its own and immediately enjoy cost savings. As one of the only international players, CTS is able to leverage its infrastructure and economies-of-scale over local competitors. Wirecard AG is a global provider of electronic payment and risk management solutions for over 12,000 online merchants. The company provides a critical service in securing the transparency and security of e-commerce transactions, with a range of innovative technologies and needs-based services. Following a selloff earlier in the year, in which we had added to the name, Wirecard rebounded 12% in the fourth quarter on strong earnings. Management also raised 2015 guidance well ahead of expectations. One of the world’s leading suppliers of robots and automated production systems, KUKA soared 47% due to orders being at an all-time high. The company is also expanding its product mix from automotive and general robotics by the acquisition of Swisslog, a developer of automation solutions for warehouses and logistics. In December, the market speculated that privately held German conglomerate, Voith, might acquire KUKA.

Despite the sluggish European economy, our more cyclical industrials names like KUKA, Interpump Group S.p.A. and Teleperformance SA had strong showings this year. Italy-based Interpump pumped up 19% due to a healthy pipeline of new orders and successful acquisitions in its fragmented industry. A global leader of high pressure pumps and hydraulic components, Interpump is seeing steady growth as more ultra-high pressure pumps are in demand by oil companies for deep water drilling. French Teleperformance, the global leader in call center outsourcing, dialed up 13% on solid revenues and earnings. The company is expected to benefit from the acquisition of U.S.-based Aegis earlier this year and management raised forward guidance with the expectations of lower overall costs and new markets to tap. We believe there is

18

AMG TimesSquare International Small Cap Fund

Portfolio Manager’s Comments (continued)

robust structural growth in the industry as more companies are outsourcing their call center operations to specialists who can manage them more efficiently and at a lower cost.

Our portfolio transactions added significant value with Banco BPI S.A., the Portuguese bank. The company saw its current portfolio of bonds positively re-rated and the stock rocketed up 25%. The highest quality bank in the country, BPI is the most overcapitalized and has the lowest loan losses from the financial crisis. The company also indicated it will repay expensive contingent convertible (CoCo) loans, which the government had previously issued as a means of strengthening banks short of a direct bailout. We sold BPI after it hit our price target. Bought in April on its initial public offering, Stockholm-based Recipharm AB surged 43% on a recent acquisition in Italy that returned better-than-expected synergies. The company is a leading European contract manufacturing organization (CMO) focusing on the pharmaceutical industry, and reported strong quarterly results. Pharmaceutical companies outsource manufacturing to CMOs, who utilize their expertise and economies-of-scale to provide goods at a lower cost than the companies could. With ever increasing competition from generics, the manufacturing process has become even more critical to driving down costs.

Unfortunately, Palfinger AG couldn’t keep up with the rest of our industrial names and trailed (35%). The Austrian leader of cranes, hydraulic lifting and loading equipment systems suffered its first profit warning in the history of the company, due to the deceleration of new orders from stagnant Europe. However, we believe that the drop in new orders was only temporarily. Palfinger is the technology leader in small but highly added-value niche area and the only player with a global service network. As economies mature and efficiency becomes a paramount concern, Palfinger’s cranes for lifting and loading become a major productivity tool for its customers. High-end online retailer YOOX S.p.A. slumped (50%). Even though the company reported excellent results, the U.K. online retail giant ASOS sold off and YOOX was penalized in sympathy. In actuality, YOOX is a very different company than ASOS; YOOX only carries top-tier luxury designers while ASOS carries low-mid tier designers and their own house brand. YOOX also manages the online presence and logistics for a number of designers such as Armani, Diesel, Dolce & Gabbana and Zegna. Premier Oil plc., the UK-listed exploration and production company, was also driven by non-stock-specific factors. Premier Oil fell (49%), driven by the pressure of extremely low oil prices in the latter half of the year. However, we believe the company has diverse and high-quality assets in the North Sea, Indonesia and Falkland Islands. We added to all three names–Palfinger, YOOX and Premier Oil–on weakness.

Regional Performance: Emerging Markets Emerging Markets added significant value to our portfolio this year due to the strength of our Indian names, Yes Bank Limited and Shriram Transport Finance Co. Ltd. The Indian economy had gone through a period of significant growth deterioration due to mismanagement by the previous government, stubbornly high inflation and a broad-based investment slowdown. A combination of the new prime-minister Modi’s ambitious reform agenda, falling inflation and expected interest rate cuts benefited both our names. Private bank, Yes Bank, flew up 107% and was a top contributor to the portfolio this year. The majority of citizens in the fast growing Indian economy do not yet have a bank account. A multi-year growth story, Yes Bank’s strong brand, proven track record and solid balance sheet make it one of the best-positioned banks. Shriram Transport, the non-bank truck financer, saw its stock rally 63% from higher infrastructure spending. As the economy picks up, small scale operators of commercial vehicles with limited access to capital continue turning towards Shriram for financing. We trimmed the company slightly on strength.

Regional Performance: Japan

The Japanese market was flat for the year but our names fared particularly well due to strong stock selection. Koito Manufacturing Co. Ltd. lit up the way 63% as our portfolio’s top contributor for the year. The leading manufacturer and pioneer of LED automotive headlights boasted quarter after quarter of strong revenues and earnings. LED headlights are reaching critical scale for Koito and its close relationship with the major Japanese OEMs make the outlook promising. In addition, U.S. production facilities are showing significantly better yields, which added to the bottom line. Given the superiority of LED to traditional halogen headlamps, we believe Koito is well-positioned for future growth. Strength was also found in Nitori Holdings Co., Ltd., a Japanese retailer of furniture and home accessories. The much talked about domestic consumption tax increase from 5% to 8% did not lead to a steep decline in sales as investors had feared. In addition, Nitori renewed its product line-up, increased point-of-sales, and gained efficiencies throughout its supply chain, which resulted in better-than-expected topline and margins that lifted the stock 16%. We trimmed the name on strength. Unfortunately, Tokyo Tatemono Co., Ltd. had an unfavorable showing with a -35% return. The company is a real estate developer and broker that operates in four segments: commercial property, residential property, brokerage and leisure and renovation. When Abenomics did not introduce inflation as expected in the first quarter, Tokyo Tatemono took a beating. Later on in the year, Tokyo Tatemono took another blow over concerns of rising construction costs in Japan. The abundance of reconstruction required following the 2011 earthquake and tsunami had led to a shortage of workers and increased cost for the company. However, Tokyo Tatemono has an attractive portfolio of properties in the highly-valued Tokyo metropolitan area, where vacancy rates are down and rents are rising, and we added on weakness.

Regional Performance: Asia/Pacific Ex-Japan

Our Asia/Pacific Ex-Japan names had bright and dark spots, but overall, as a group, outperformed the benchmark. Law firm Slater & Gordon Ltd. continues to lead our Australian names with a notable 23% return. Priding itself on bringing justice to those who are underrepresented by the legal system, Slater & Gordon reported excellent

19

AMG TimesSquare International Small Cap Fund

Portfolio Manager’s Comments (continued)

earnings and better-than-expected growth from its recent British acquisitions. The company also announced more plans to become an even bigger market leader in the United Kingdom market. Through investment in IT systems, training employees and consolidating the historically fragmented market, Slater & Gordon is changing the legal industry’s competitive dynamics. On the flip side was gold miner Regis Resources Limited. Based in Perth, Regis has both operating mines and proven resources in Western Australia. In the first quarter, heavy rains flooded its open pit operations in core Garden Well and Rosemont mines. In the second quarter, Regis released news that the ore grade that was being mined was lower than what management had guided earlier. The stock fell (39%) and we lost faith in the company’s management. We sold Regis in July.

Conclusion

Outside of the U.S. markets, the rest of the world had a lackluster 2014. Europe continues to muddle through. Germany, the engine of the Euro Zone, battles prolonged structural problems in Italy and France. Reform and lower wages have helped Spanish, Portuguese and Irish companies become more competitive, but the risk of a Grexit remains. In Asia, we remain cautious of Abenomics and a Chinese slowdown and contagion effect on neighboring countries. India seems to be an exception, as the current account deficit has been improved by low oil prices and a pro-business friendly environment. Nonetheless, we remain adherents to our investment discipline of the bottom-up analysis of business models and management teams, and dedicate ourselves to adding value to the assets you have entrusted to us in 2015.

This commentary reflects the viewpoints of the TimesSquare Capital Management, LLC as of 12/31/14 and is not intended as a forecast or guarantee of future results.

20

AMG TimesSquare International Small Cap Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG TimesSquare International Small Cap Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The chart compares a hypothetical $10,000 investment made in the AMG TimesSquare International Small Cap Fund’s Institutional Class on January 2, 2013, to a $10,000 investment made in the MSCI EAFE Small Cap Index for the same time period. Performance for periods longer than one year is annualized. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Past performance is not indicative of future results. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG TimesSquare International Small Cap Fund and the MSCI EAFE Small Cap Index for the same time periods ended December 31, 2014.

Average Annual Total Returns[1]	One Year	Since Inception	Inception Date
AMG TimsSquare International Small Cap Fund [2,3]
Institutional Class	2.07%	12.93%	01/02/13
Premier Class	1.81%	12.79%	01/02/13

MSCI EAFE Small Cap Index[4,5]	(4.95)%	10.04%	01/02/13	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges, and expenses before investing. For performance information through the most recent month end, current net asset per share for the Fund and other information, please call (800) 835-3879 or visit our website at www.amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects inception date of the Fund, not the index.
[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2014. All returns are in U.S. dollars ($).
[2]	The Fund is subject to the risks associated with investments in emerging markets, such as erratic earnings patterns, economic and political instability, changing exchange controls, limitations on repatriation of foreign capital, and changes in local government attitudes toward private investment, possibly leading to nationalization or confiscation of investor assets.
[3]	Investments in foreign securities, even though publicly traded in the United States, may involve risks which are in addition to those inherent in domestic investments. The Fund is subject to currency risk resulting from fluctuations in exchange rates that may affect the total loss or gain on a non-U.S. dollar security when converted back to U.S. dollars.
[4]	The MSCI EAFE Small Cap Index is a market capitalization-weighted index that measures the performance of those MSCI EAFE Small Cap Index companies with higher price-to-book ratios and higher forecasted growth rates. Unlike the Fund, the MSCI EAFE Small Cap Index is unmanaged, is not available for investment, and does not incur expenses.
[5]	All MSCI data is provided ‘as is.’ The products described herein are not sponsored or endorsed and have not been reviewed or passed on by MSCI. In no event shall MSCI, its affiliates, or any MSCI data provider have any liability of any kind in connection with the MSCI data or the products described herein. Copying or redistributing the MSCI data is strictly prohibited.

Not FDIC insured, nor bank guaranteed. May lose value.

21

AMG TimesSquare International Small Cap Fund

Fund Snapshots (unaudited)

December 31, 2014

PORTFOLIO BREAKDOWN

Sector	AMG TimesSquare International Small Cap Fund**	MSCI EAFE Small Cap Index
Industrials	26.2%	21.9%
Consumer Discretionary	26.0%	18.2%
Financials	18.0%	22.6%
Information Technology	12.0%	9.3%
Health Care	10.0%	6.9%
Consumer Staples	2.8%	6.0%
Energy	2.0%	2.9%
Materials	1.1%	9.0%
Telecommunication Services	0.0%	1.4%
Utilities	0.0%	1.8%
Other Assets and Liabilities	1.9%	0.0%

**	As a percentage of net assets

TOP TEN HOLDINGS

Security Name	% of Net Assets
Interpump Group S.P.A.*	3.5%
Teleperformance*	3.3
Wirecard AG*	3.3
Koito Manufacturing Co., Ltd.*	3.1
St. James’s Place PLC	3.0
CTS Eventim AG & Co. KGaA*	2.8
Orpea*	2.6
Melrose Industries PLC	2.5
Slater & Gordon, Ltd.*	2.5
HellermannTyton Group PLC	2.4

Top Ten as a Group	29.0%

*	Top Ten Holding as of June 30, 2014.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

22

AMG TimesSquare International Small Cap Fund

Schedule of Portfolio Investments

December 31, 2014

	Shares	Value
Common Stocks - 98.1%
Consumer Discretionary - 26.0%
Cambian Group PLC (United Kingdom)*	13,300	$42,218
CTS Eventim AG & Co. KGaA (Germany)	2,887	85,056
Dalata Hotel Group PLC (Ireland)*	13,075	46,515
De’Longhi S.P.A. (Italy)	1,229	22,193
Dignity PLC (United Kingdom)	593	17,690
Don Quijote Holdings Co., Ltd. (Japan)	340	23,374
Fortuna Entertainment Group N.V. (Czech Republic)	2,650	13,869
Greene King PLC (United Kingdom)	4,530	52,370
Invocare, Ltd. (Australia)	1,555	15,285
Izumi Co., Ltd. (Japan)	1,000	35,129
Koito Manufacturing Co., Ltd. (Japan)	3,100	94,834
Nitori Holdings Co., Ltd. (Japan)	1,040	55,878
Paddy Power PLC (Ireland)	848	70,710
Samsonite International, S.A. (United States)	18,900	56,009
Slater & Gordon, Ltd. (Australia)	14,740	76,444
Sumitomo Rubber Industries, Ltd. (Japan)	1,100	16,353
Tamedia AG (Switzerland)	310	39,568
Yoox S.P.A. (Italy)*	1,650	36,432
Total Consumer Discretionary		799,927
Consumer Staples - 2.8%
Naturex (France)[1]	322	19,482
Sugi Holdings Co., Ltd. (Japan)	1,630	66,536
Total Consumer Staples		86,018
Energy - 2.0%
Hunting PLC (United Kingdom)	2,094	17,231
Premier Oil PLC (United Kingdom)	6,885	17,808
TGS Nopec Geophysical Co. ASA (Norway)	1,320	28,508
Total Energy		63,547
Financials - 18.0%
Amlin PLC (United Kingdom)	2,970	22,031
Bolsas y Mercados Espanoles, S.A. (Spain)	450	17,429
Challenger, Ltd. (Australia)	9,665	51,056
Credito Real, S.A.B. de C.V. (Mexico)	10,664	22,849
Grenkeleasing AG (Germany)	175	18,783
IFG Group PLC (Ireland)	5,690	10,534
Indiabulls Housing Finance, Ltd. (India)	4,250	30,765
kabu.com Securities Co., Ltd. (Japan)	8,600	42,190
The Paragon Group of Cos. PLC (United Kingdom)	3,360	21,691

	Shares	Value
Qualitas Controladora SAB de CV (Mexico)	8,025	$16,612
Shriram Transport Finance Co., Ltd. (India)	3,150	55,186
St. James’s Place PLC (United Kingdom)	7,242	91,314
Tokyo Tatemono Co., Ltd. (Japan)	7,000	50,943
Topdanmark A/S (Denmark)*	925	30,022
Yes Bank, Ltd. (India)	5,925	71,998
Total Financials		553,403
Health Care - 10.0%
CMIC Holdings Co., Ltd. (Japan)[1]	1,725	26,990
DiaSorin S.P.A. (Italy)	975	39,281
Fisher & Paykel Healthcare Corp., Ltd. (New Zealand)	3,075	14,992
Miraca Holdings, Inc. (Japan)	1,130	48,611
Orpea (France)	1,305	81,684
Recipharm AB (Sweden)*	2,425	41,840
Tecan Group AG (Switzerland)	475	53,961
Total Health Care		307,359
Industrials - 26.2%
AirAsia BHD (Malaysia)	66,600	51,809
Bossard Holding AG (Switzerland)	360	39,357
Bufab Holding AB (Sweden)*	5,240	39,490
Daetwyler Holding AG (Switzerland)	180	22,996
Diploma PLC (United Kingdom)	2,575	28,737
HellermannTyton Group PLC (United Kingdom)	15,575	76,079
Interpump Group S.p.A. (Italy)	7,650	107,340
KUKA AG (Germany)	600	42,439
LISI (France)	1,765	45,918
Melrose Industries PLC (United Kingdom)	18,742	77,582
Nabtesco Corp. (Japan)	1,700	41,087
Norma Group SE (Germany)	740	35,321
Palfinger AG (Austria)	1,990	50,544
Prosegur Cia de Seguridad, S.A. (Spain)	2,260	12,876
Teleperformance (France)	1,495	101,765
THK Co., Ltd. (Japan)	1,400	33,645
Total Industrials		806,985
Information Technology - 12.0%
accesso Technology Group PLC (United Kingdom)*	2,190	20,395
Altran Technologies SA (France)	7,775	73,568
Horiba, Ltd. (Japan)	2,195	72,658
SimCorp A/S (Denmark)	825	21,782
Spectris PLC (United Kingdom)	472	15,415

The accompanying notes are an integral part of these financial statements.

23

AMG TimesSquare International Small Cap Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Information Technology - 12.0% (continued)
Telecity Group PLC (United Kingdom)	3,085	$38,531
Telit Communications PLC (United Kingdom)*	6,925	26,012
Wirecard AG (Germany)	2,312	100,813
Total Information Technology		369,174
Materials - 1.1%
Frutarom Industries, Ltd. (Israel)	620	19,135
JSR Corp. (Japan)	915	15,705
Total Materials		34,840
Total Common Stocks (cost $2,691,161)		3,021,253

	Principal Amount	Value
Short-Term Investments - 2.9%
Repurchase Agreements - 1.0%[3]
Cantor Fitzgerald Securities, Inc., dated 12/31/14, due 01/02/15, 0.090%, total to be received $31,671 (collateralized by various U.S. Government Agency Obligations, 0.000% - 10.500%, 01/15/15 - 11/20/64, totaling $32,304)	$31,671	$31,671

	Shares
Other Investment Companies - 1.9%[4]
Dreyfus Institutional Cash Advantage Fund, Institutional Class Shares, 0.06%	56,336	56,336
Total Short-Term Investments (cost $88,007)		88,007
Total Investments - 101.0% (cost $2,779,168)		3,109,260
Other Assets, less Liabilities - (1.0)%		(30,749)
Net Assets - 100.0%		$3,078,511

The accompanying notes are an integral part of these financial statements.

24

Notes to Schedules of Portfolio Investments

The following footnotes and abbreviations should be read in conjunction with each of the Schedules of Portfolio Investments previously presented in this report.

At December 31, 2014, the approximate cost of investments for federal income tax purposes and the aggregate gross unrealized appreciation and/or depreciation based on tax cost were as follows:

Fund	Cost	Appreciation	Depreciation	Net
AMG TimesSquare Small Cap Growth Fund	$816,231,055	$333,134,728	$(37,430,320)	$295,704,408
AMG TimesSquare Mid Cap Growth Fund	1,740,620,785	807,673,961	(62,962,080)	744,711,881
AMG TimesSquare International Small Cap Fund	2,786,016	444,568	(121,324)	323,244

#	Rounds to less than 0.1%.
*	Non-income producing security.
[1]	Some or all of these shares were out on loan to various brokers as of December 31, 2014, amounting to:

Fund	Market Value	% of Net Assets
AMG TimesSquare Small Cap Growth Fund	$45,703,959	4.2%
AMG TimesSquare Mid Cap Growth Fund	26,511,224	1.1%
AMG TimesSquare International Small Cap Fund	30,227	1.0%

[2]	Illiquid Security: A security not readily convertible into cash such as a stock, bond or commodity that is not actively traded, and would be difficult to sell in a timely sale. The Fund may not invest more than 15% of its net assets in illiquid securities. The market value of Illiquid securities at December 31, 2014, amounted to the following:

Fund	Market Value	% of Net Assets
AMG TimesSquare Small Cap Growth Fund	$405	0.00	%#

[3]	Collateral received from brokers for securities lending was invested in these short-term investments.
[4]	Yield shown represents the December 31, 2014, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

The accompanying notes are an integral part of these financial statements.

25

Notes to Schedules of Portfolio Investments (continued)

Country	AMG TimesSquare International Small Cap Fund†	MSCI EAFE Small Cap Index*
Australia	4.6%	6.4%
Austria	1.6%	0.8%
Belgium	0.0%	1.5%
China	0.0%	0.1%
Czech Republic	0.4%	0.0%
Denmark	1.7%	1.9%
Finland	0.0%	1.4%
France	10.4%	4.1%
Germany	9.1%	5.4%
Hong Kong	0.0%	2.6%
India	5.1%	0.0%
Indonesia	0.0%	0.1%
Ireland	4.1%	1.6%
Israel	0.6%	1.0%
Italy	6.6%	3.5%
Japan	20.1%	28.8%
Luxembourg	0.0%	0.4%
Malaysia	1.7%	0.0%
Mexico	1.3%	0.0%
Netherlands	0.0%	1.8%
New Zealand	0.5%	1.1%
Norway	0.9%	1.9%
Portugal	0.0%	0.4%
Singapore	0.0%	2.3%
Spain	1.0%	2.5%
Sweden	2.6%	4.0%
Switzerland	5.0%	4.3%
Taiwan	0.0%	0.0%#
Turkey	0.0%	0.0%
United Kingdom	18.2%	22.1%
United States	4.6%	0.0%
Supranational & Other	(0.1)%	0.0%#

	100.0%	100.0%

†	As a percentage of total market value as of December 31, 2014.
*	Unaudited
#	Rounds to less than 0.1%.

The accompanying notes are an integral part of these financial statements.

26

Notes to Schedules of Portfolio Investments (continued)

The following table summarizes the inputs used to value the Funds’ net assets by the fair value hierarchy levels as of December 31, 2014. (See Note 1(a) in the Notes to Financial Statements.)

	Quoted Prices in Active Markets for Identical Investments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total
AMG TimesSquare Small Cap Growth Fund
Investments in Securities
Common Stocks†	$1,021,220,280	—	—	$1,021,220,280
Warrants	—	$405	—	405
Short-Term Investments
Repurchase Agreements	—	46,759,253	—	46,759,253
Other Investment Companies	43,955,525	—	—	43,955,525

Total Investments in Securities	$1,065,175,805	$46,759,658	—	$1,111,935,463

	Quoted Prices in Active Markets for Identical Investments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total
AMG TimesSquare Mid Cap Growth Fund
Investments in Securities
Common Stocks†	$2,406,135,042	—	—	$2,406,135,042
Short-Term Investments
Repurchase Agreements	—	$27,117,546	—	27,117,546
Other Investment Companies	52,080,078	—	—	52,080,078

Total Investments in Securities	$2,458,215,120	$27,117,546	—	$2,485,332,666

The accompanying notes are an integral part of these financial statements.

27

Notes to Schedules of Portfolio Investments (continued)

	Quoted Prices in Active Markets for Identical Investments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total
AMG TimesSquare International Small Cap Fund
Investments in Securities
Common Stocks
Industrials	$187,761	$619,224	—	$806,985
Consumer Discretionary	170,662	629,265	—	799,927
Financials	49,995	503,408	—	553,403
Information Technology	46,407	322,767	—	369,174
Health Care	56,832	250,527	—	307,359
Consumer Staples	—	86,018	—	86,018
Energy	—	63,547	—	63,547
Materials	—	34,840	—	34,840
Short-Term Investments
Repurchase Agreements	—	31,671	—	31,671
Other Investment Companies	56,336	—	—	56,336

Total Investments in Securities	$567,993	$2,541,267	—	$3,109,260

†	All common stocks held in the Funds are Level 1 securities. For a detailed breakout of the common stocks by major industry classification, please refer to the respective Schedule of Portfolio Investments.

As of December 31, 2014, AMG TimesSquare Small Cap Growth Fund and AMG TimesSquare Mid Cap Growth Fund had no transfers between levels from the beginning of the reporting period.

As of December 31, 2014, the AMG TimesSquare International Small Cap Fund had transfers between Level 1 and Level 2 as follows:

	Transfer into Level 1[1]	Transfer out of Level 1	Transfer into Level 2	Transfer out of Level 2[1]
Assets:
Common Stocks	$257,431	—	—	$(257,431)

[1]	External pricing service used to reflect any significant market movements between the time the Fund valued such foreign securities and the earlier closing of foreign markets. (See Note 1(a) in the Notes to Financial Statements.)

INVESTMENT DEFINITIONS AND ABBREVIATIONS:

ADR: ADR after the name of a holding stands for American Depositary Receipt, representing ownership of foreign securities on deposit with a domestic custodian bank. The value of the ADR securities is determined or significantly influenced by trading on exchanges not located in the United States or Canada. Sponsored ADRs are initiated by the underlying foreign company.

The accompanying notes are an integral part of these financial statements.

28

Statement of Assets and Liabilities

December 31, 2014

	AMG TimesSquare Small Cap Growth Fund	AMG TimesSquare Mid Cap Growth Fund	AMG TimesSquare International Small Cap Fund
Assets:
Investments at value* (including securities on loan valued at $45,703,959, $26,511,224 and $30,227, respectively)	$1,111,935,463	$2,485,332,666	$3,109,260
Foreign currency**	—	—	1,086
Receivable for investments sold	4,341,800	8,214,204	—
Receivable for Fund shares sold	22,225,000	2,873,294	25,287
Dividends, interest and other receivables	479,367	615,207	4,979
Prepaid expenses	7,122	3,726	3,710
Receivable from affiliate	—	1,531	13,778
Total assets	1,138,988,752	2,497,040,628	3,158,100
Liabilities:
Payable upon return of securities loaned	46,759,253	27,117,546	31,671
Payable for investments purchased	466,391	2,033,269	—
Payable for Fund shares repurchased	1,772,514	6,553,355	—
Accrued expenses:
Investment advisory and management fees	894,550	2,120,163	2,328
Shareholder servicing fees - Premier Class	161,032	157,809	7
Trustees fees and expenses	10,937	28,749	325
Custodian fees and expenses	50,741	115,909	23,029
Professional fees	29,702	44,255	19,262
Other	19,567	114,143	2,967
Total liabilities	50,164,687	38,285,198	79,589
Net Assets	$1,088,824,065	$2,458,755,430	$3,078,511
Net Assets Represent:
Paid-in capital	$759,589,193	$1,686,910,496	$2,741,863
Undistributed net investment income	—	1,746,600	—
Accumulated net realized gain from investments	27,912,657	7,867,304	6,933
Net unrealized appreciation of investments and foreign currency translations	301,322,215	762,231,030	329,715
Net Assets	$1,088,824,065	$2,458,755,430	$3,078,511
Institutional Class:
Net Assets	$768,312,103	$1,542,214,322	$3,045,174
Shares outstanding	45,877,055	83,186,822	257,657
Net asset value, offering and redemption price per share	$16.75	$18.54	$11.82
Premier Class:
Net Assets	$320,511,962	$916,541,108	$33,337
Shares outstanding	19,494,328	50,241,777	2,827
Net asset value, offering and redemption price per share	$16.44	$18.24	$11.79
* Investments at cost	$810,613,248	$1,723,101,636	$2,779,168
** Foreign currency at cost	—	—	$1,092

The accompanying notes are an integral part of these financial statements.

29

Statement of Operations

For the year ended December 31, 2014

	AMG TimesSquare Small Cap Growth Fund	AMG TimesSquare Mid Cap Growth Fund	AMG TimesSquare International Small Cap Fund
Investment Income:
Dividend income	$8,048,919 [1]	$22,536,754 [2]	$73,323
Securities lending income	157,986	133,356	443
Interest income	180	1,011	—
Foreign withholding tax	—	(185,781)	(5,798)
Total investment income	8,207,085	22,485,340	67,968
Expenses:
Investment advisory and management fees	11,360,552	25,128,044	28,083
Shareholder servicing fees - Premier Class	571,621	2,122,648	81
Transfer agent	35,006	111,612	405
Custodian	84,632	173,888	35,425
Professional fees	78,326	131,911	32,049
Registration fees	81,134	89,611	28,457
Trustees fees and expenses	46,176	105,959	—
Reports to shareholders	32,107	192,760	4,604
Miscellaneous	28,695	76,898	1,203
Expense repayments	115,887	—	—
Total expenses before offsets	12,434,136	28,133,331	130,307
Expense reimbursements	—	—	(97,456)
Expense reductions	(356,833)	(344,591)	—
Fee waivers	—	(9,660)	—
Net expenses	12,077,303	27,779,080	32,851
Net investment income (loss)	(3,870,218)	(5,293,740)	35,117
Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	89,653,236	143,146,824	78,755
Net realized loss on foreign currency transactions	—	—	(766)
Net change in unrealized appreciation (depreciation) of investments	(124,157,574)	(9,441,811)	(39,310)
Net change in unrealized appreciation (depreciation) on foreign currency translations	—	—	(406)
Net realized and unrealized gain (loss)	(34,504,338)	133,705,013	38,273
Net increase (decrease) in net assets resulting from operations	$(38,374,556)	$128,411,273	$73,390

[1]	Includes non-recurring dividends of $3,080,619.
[2]	Includes non-recurring dividends of $2,912,500.

The accompanying notes are an integral part of these financial statements.

30

Statements of Changes in Net Assets

For the year ended December 31,

	AMG TimesSquare Small Cap Growth Fund		AMG TimesSquare Mid Cap Growth Fund		AMG TimesSquare International Small Cap Fund*
	2014	2013	2014	2013	2014	2013
Increase (Decrease) in Net Assets From Operations:
Net investment income (loss)	$(3,870,218)	$(5,641,336)	$(5,293,740)	$(4,938,625)	$35,117	$17,313
Net realized gain on investments and foreign currency transactions	89,653,236	113,414,259	143,146,824	247,617,095	77,989	47,706
Net change in unrealized appreciation (depreciation) of investments and foreign currency translations	(124,157,574)	285,965,669	(9,441,811)	365,708,499	(39,716)	369,431
Net increase (decrease) in net assets resulting from operations	(38,374,556)	393,738,592	128,411,273	608,386,969	73,390	434,450
Distributions to Shareholders:
From net investment income:
Institutional Class	—	—	—	—	(35,615)	(45,341)
Premier Class	—	—	—	—	(394)	(205)
From net realized gain on investments:
Institutional Class	(37,844,925)	(55,441,467)	(75,929,164)	(133,378,430)	(67,873)	(20,921)
Premier Class	(16,310,661)	(20,373,722)	(44,947,399)	(125,566,721)	(749)	(94)
From paid-in capital:
Institutional Class	—	—	—	—	—	(41,773)
Premier Class	—	—	—	—	—	(189)
Total distributions to shareholders	(54,155,586)	(75,815,189)	(120,876,563)	(258,945,151)	(104,631)	(108,523)
Capital Share Transactions:[1]
Net increase (decrease) from capital share transactions	(66,483,826)	131,810,678	(82,320,236)	567,584,394	322,152	2,461,673
Total increase (decrease) in net assets	(159,013,968)	449,734,081	(74,785,526)	917,026,212	290,911	2,787,600
Net Assets:
Beginning of year	1,247,838,033	798,103,952	2,533,540,956	1,616,514,744	2,787,600	—
End of year	$1,088,824,065	$1,247,838,033	$2,458,755,430	$2,533,540,956	$3,078,511	$2,787,600
End of year undistributed net investment income (distributions in excess of net investment income)	—	$67,053	$1,746,600	—	—	$(35)

*	Commenced operations on January 2, 2013.
[1]	See Note 1(g) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

31

AMG TimesSquare Small Cap Growth Fund

Financial Highlights

For a share outstanding throughout each year

	For the years ended December 31,
Institutional Class	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Year	$18.08	$13.00	$12.76	$13.01	$10.22
Income from Investment Operations:
Net investment loss[1]	(0.05)[4]	(0.08)[5]	(0.02)[6]	(0.06)	(0.05)
Net realized and unrealized gain (loss) on investments[1]	(0.39)	6.28	1.66	0.41	2.84
Total from investment operations	(0.44)	6.20	1.64	0.35	2.79
Distributions to Shareholders from:
Net realized gain on investments	(0.89)	(1.12)	(1.40)	(0.60)	—
Net Asset Value, End of Year	$16.75	$18.08	$13.00	$12.76	$13.01
Total Return[2]	(2.48)%	47.69%	13.01%[7]	2.64%[7]	27.30%
Ratio of net expenses to average net assets (with offsets/reductions)	1.01%	1.06%[8]	1.03%[9]	1.03%	1.03%
Ratio of expenses to average net assets (with offsets)	1.04%	1.07%[8]	1.05%[9]	1.05%	1.05%
Ratio of total expenses to average net assets (without offsets/reductions)[3]	1.04%	1.07%[8]	1.06%[9]	1.06%	1.07%
Ratio of net investment loss to average net assets[2]	(0.29)%	(0.53)%[8]	(0.12)%[9]	(0.48)%	(0.51)%
Portfolio turnover	48%	61%	65%	44%	56%
Net assets at end of year (000’s omitted)	$768,312	$896,706	$665,011	$520,075	$438,500

	For the years ended December 31,
Premier Class	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Year	$17.80	$12.82	$12.59	$12.86	$10.11
Income from Investment Operations:
Net investment loss[1]	(0.08)[4]	(0.10)[5]	(0.04)[6]	(0.08)	(0.06)
Net realized and unrealized gain (loss) on investments[1]	(0.40)	6.18	1.65	0.40	2.81
Total from investment operations	(0.48)	6.08	1.61	0.32	2.75
Distributions to Shareholders from:
Net realized gain on investments	(0.88)	(1.10)	(1.38)	(0.59)	—
Net Asset Value, End of Year	$16.44	$17.80	$12.82	$12.59	$12.86
Total Return[2]	(2.78)%	47.44%	12.95%	2.46%	27.20%
Ratio of net expenses to average net assets (with offsets/reductions)	1.19%	1.19%[8]	1.14%[9]	1.14%	1.14%
Ratio of expenses to average net assets (with offsets)	1.22%	1.20%[8]	1.16%[9]	1.16%	1.16%
Ratio of total expenses to average net assets (without offsets/reductions)[3]	1.22%	1.20%[8]	1.17%[9]	1.18%	1.18%
Ratio of net investment loss to average net assets[2]	(0.47)%	(0.63)%[8]	(0.27)%[9]	(0.59)%	(0.62)%
Portfolio turnover	48%	61%	65%	44%	56%
Net assets at end of year (000’s omitted)	$320,512	$351,132	$133,093	$184,685	$180,199

32

AMG TimesSquare Mid Cap Growth Fund

Financial Highlights

For a share outstanding throughout each year

	For the years ended December 31,
Institutional Class	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Year	$18.49	$15.05	$13.34	$14.04	$11.88
Income from Investment Operations:
Net investment loss[1]	(0.02)[4]	(0.03)[10]	(0.02)[6]	(0.04)	(0.04)
Net realized and unrealized gain (loss) on investments[1]	1.02	5.54	2.51	(0.22)	2.20
Total from investment operations	1.00	5.51	2.49	(0.26)	2.16
Distributions to Shareholders from:
Net realized gain on investments	(0.95)	(2.07)	(0.78)	(0.44)	—
Net Asset Value, End of Year	$18.54	$18.49	$15.05	$13.34	$14.04
Total Return[2]	5.34%	36.72%	18.71%	(1.89)%	18.18%
Ratio of net expenses to average net assets (with offsets/reductions)	1.03%	1.04%[11]	1.06%[12]	1.06%	1.06%
Ratio of expenses to average net assets (with offsets)	1.04%	1.05%[11]	1.07%[12]	1.07%	1.08%
Ratio of total expenses to average net assets (without offsets/reductions)[3]	1.04%	1.05%[11]	1.07%[12]	1.07%	1.08%
Ratio of net investment loss to average net assets[2]	(0.12)%	(0.17)%[11]	(0.16)%[12]	(0.29)%	(0.30)%
Portfolio turnover	43%	54%	42%	60%	57%
Net assets at end of year (000’s omitted)	$1,542,214	$1,319,016	$952,858	$854,828	$923,687

	For the years ended December 31,
Premier Class	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Year	$18.23	$14.87	$13.21	$13.92	$13.21
Income from Investment Operations:
Net investment loss[1]	(0.06)[4]	(0.07)[10]	(0.05)[6]	(0.07)	(0.06)
Net realized and unrealized gain (loss) on investments[1]	1.00	5.47	2.48	(0.21)	2.17
Total from investment operations	0.94	5.40	2.43	(0.28)	2.11
Distributions to Shareholders from:
Net realized gain on investments	(0.93)	(2.04)	(0.77)	(0.43)	—
Net Asset Value, End of Year	$18.24	$18.23	$14.87	$13.21	$15.32
Total Return[2]	5.12%[7]	36.43%	18.44%	(2.01)%	17.87%[7]
Ratio of net expenses to average net assets (with offsets/reductions)	1.22%	1.24%[11]	1.26%[12]	1.26%	1.26%
Ratio of expenses to average net assets (with offsets)	1.23%	1.25%[11]	1.27%[12]	1.27%	1.28%
Ratio of total expenses to average net assets (without offsets/reductions)[3]	1.24%	1.25%[11]	1.27%[12]	1.27%	1.28%
Ratio of net investment loss to average net assets[2]	(0.34)%	(0.38)%[11]	(0.36)%[12]	(0.49)%	(0.50)%
Portfolio turnover	43%	54%	42%	60%	57%
Net assets at end of year (000’s omitted)	$916,541	$1,214,525	$663,656	$648,295	$599,994

33

AMG TimesSquare International Small Cap Fund

Financial Highlights

For a share outstanding throughout each period

Institutional Class	For the year ended December 31, 2014	For the period ended December 31, 2013*
Net Asset Value, Beginning of Period	$11.98	$10.00
Income from Investment Operations:
Net investment income[1]	0.14	0.10 [13]
Net realized and unrealized gain on investments[1]	0.12	2.36
Total from investment operations	0.26	2.46
Distributions to Shareholders from:
Net investment income	(0.14)	(0.21)
Net realized gain on investments	(0.28)	(0.09)
Paid-in capital	—	(0.18)
Total distributions to shareholders	(0.42)	(0.48)
Net Asset Value, End of Period	$11.82	$11.98
Total Return[2]	2.15%[7]	24.77%[7,15]
Ratio of net expenses to average net assets (with offsets/reductions)	1.05%	1.07%[14,16]
Ratio of expenses to average net assets (with offsets)	1.05%	1.07%[14,16]
Ratio of total expenses to average net assets (without offsets/reductions)[3]	4.17%	8.05%[14,16]
Ratio of net investment income to average net assets[2]	1.13%	0.88%[14,16]
Portfolio turnover	61%	58%
Net assets at end of period (000’s omitted)	$3,045	$2,768

Premier Class	For the year ended December 31, 2014	For the period ended December 31, 2013*
Net Asset Value, Beginning of Period	$11.98	$10.00
Income from Investment Operations:
Net investment income[1]	0.11	0.11 [13]
Net realized and unrealized gain on investments[1]	0.11	2.35
Total from investment operations	0.22	2.46
Less Distributions to Shareholders from:
Net investment income	(0.14)	(0.21)
Net realized gain on investments	(0.27)	(0.09)
Paid-in capital	—	(0.18)
Total distributions to shareholders	(0.41)	(0.48)
Net Asset Value, End of Period	$11.79	$11.98
Total Return[2]	1.89%[7]	24.77%[7,15]
Ratio of net expenses to average net assets (with offsets/reductions)	1.30%	1.08%[14,16]
Ratio of expenses to average net assets (with offsets)	1.30%	1.08%[14,16]
Ratio of total expenses to average net assets (without offsets/reductions)[3]	4.47%	8.50%[14,16]
Ratio of net investment income to average net assets[2]	0.90%	0.97%[14,16]
Portfolio turnover	61%	58%
Net assets at end of period (000’s omitted)	$33	$19

34

Notes to Financial Highlights

The following footnotes should be read in conjunction with the Financial Highlights of the Funds previously presented in this report.

*	Commenced operations on January 2, 2013.
[1]	Per share numbers have been calculated using average shares.
[2]	Total returns and net investment income would have been lower had certain expenses not been offset.
[3]	Excludes the impact of expense reimbursements or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes and extraordinary expenses.
[4]	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.10) and $(0.12) for AMG TimesSquare Small Cap Growth Fund’s Institutional Class and Premier Class, respectively, and $(0.04) and $(0.08) for AMG TimesSquare Mid Cap Growth Fund’s Institutional Class and Premier Class, respectively.
[5]	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.09) and $(0.11) for the Institutional Class and Premier Class, respectively.
[6]	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.06) and $(0.08) for AMG TimesSquare Small Cap Growth Fund’s Institutional Class and Premier Class, respectively, and $(0.04) and $(0.06) for AMG TimesSquare Mid Cap Growth Fund’s Institutional Class and Premier Class, respectively.
[7]	The Total Return is based on the Financial Statement Net Asset Values as shown in the Financial Highlights.
[8]	Includes non-routine extraordinary expenses amounting to 0.018% and 0.017% of average net assets for the Institutional Class and Premier Class, respectively.
[9]	Includes non-routine extraordinary expenses amounting to 0.004% and 0.003% of average net assets for the Institutional Class and Premier Class, respectively.
[10]	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.06) and $(0.10) for the Institutional Class and Premier Class, respectively.
[11]	Includes non-routine extraordinary expenses amounting to 0.019% and 0.019% of average net assets for the Institutional Class and Premier Class, respectively.
[12]	Includes non-routine extraordinary expenses amounting to 0.004% and 0.004% of average net assets for the Institutional Class and Premier Class, respectively.
[13]	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.09 and $0.10 for the Institutional Class and Premier Class, respectively.
[14]	Includes non-routine extraordinary expenses amounting to 0.020% and 0.028% of average net assets for the Institutional Class and Premier Class, respectively.
[15]	Not annualized.
[16]	Annualized.

35

Notes to Financial Statements

December 31, 2014

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

AMG Funds (formerly Managers AMG Funds) (the “Trust”) is an open-end management investment company, organized as a Massachusetts business trust, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust consists of a number of different funds, each having distinct investment management objectives, strategies, risks, and policies. Included in this report are AMG TimesSquare Small Cap Growth Fund (“Small Cap”) (formerly TimesSquare Small Cap Growth Fund), AMG TimesSquare Mid Cap Growth Fund (“Mid Cap”) (formerly TimesSquare Mid Cap Growth Fund) and AMG TimesSquare International Small Cap Fund (“International Small Cap”) (formerly TimesSquare International Small Cap Fund), each a “Fund” and collectively the “Funds.” International Small Cap will deduct a 2.00% redemption fee from the proceeds of redemptions (including a redemption by exchange) of shares if the redemption occurs within 60 days of the purchase of those shares. For the year ended December 31, 2014, International Small Cap received no fees.

The Funds offer both Institutional Class and Premier Class shares. Each class represents an interest in the same assets of the Funds. Although all share classes generally have identical voting rights, each share class votes separately when required by law. Different share classes may pay different distribution amounts to the extent the net asset value per share and/or the expenses of such share classes differ. Each share class has its own expense structure. Please refer to a current prospectus for additional information on each share class.

Small Cap and Mid Cap are closed to new investors. Please refer to a current prospectus for additional information.

The International Small Cap Fund commenced operations on January 2, 2013.

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results may differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

a. VALUATION OF INVESTMENTS

Equity securities traded on a domestic or international securities exchange are valued at the last quoted sale price, or, lacking any sales, at the last quoted bid price. Equity securities primarily traded on an international securities exchange and equity securities traded on NASDAQ or in a U.S. or non-U.S. over-the-counter market are valued at the market’s official closing price, or, if there are no trades on the applicable date, at the last quoted bid price. In addition, if the applicable market does not offer an official closing price or if the official closing price is not representative of the overall market, equity securities primarily traded on an international securities exchange and equity securities traded in a non-U.S. over-the-counter market are valued at the last quoted sales price. The Funds’ investments are generally valued based on independent market quotations or prices or, if none, “evaluative” or other market based valuations provided by third-party pricing services approved by the Board of Trustees of the Funds (the “Board”).

Short-term debt obligations (debt obligations with maturities of one year or less at the time of issuance) that have 60 days or less remaining until maturity will be valued at amortized cost. Investments in other open-end regulated investment companies are valued at their end of day net asset value per share.

Under certain circumstances, the value of certain Fund investments (including derivatives) may be based on an evaluation of fair value, pursuant to procedures established by and under the general supervision of the Board. The Pricing Committee is the committee formed by the Board to make fair value determinations for such investments. The Funds may use the fair value of a portfolio investment to calculate its net asset value (“NAV”) in the event that the market quotation, price or market based valuation for the portfolio investment is not deemed to be readily available or otherwise not determinable pursuant to the Board’s valuation procedures, if AMG Funds LLC (formerly Managers Investment Group LLC) (the “Investment Manager”) believes the quotation, price or market based valuation to be unreliable, or in certain other circumstances. When determining the fair value of an investment, the Pricing Committee seeks to determine the price that the Fund might reasonably expect to receive from a current sale of that investment in an arms-length transaction. Fair value determinations shall be based upon consideration of all available facts and information, including, but not limited to (i) attributes specific to the investment; (ii) fundamental analytical data and press releases relating to the investment and its issuer; and (iii) the value of other comparable securities or relevant financial instruments, including derivative securities, traded on other markets or among dealers.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized in the future, since such amounts depend on future developments inherent in long-term investments. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. The Board will be presented with a quarterly report showing as of the most recent quarter end, all outstanding securities fair valued by the Pricing Committee, including a comparison with the prior quarter end and the percentage of the Fund that the security represents at each quarter end.

Portfolio investments that trade primarily on foreign markets are priced based upon the market quotation of such securities as of the close of their respective principal markets. Under certain circumstances, on behalf of a fund that invests in international securities, the Investment Manager or applicable subadvisor may recommend an adjustment of such prices based on its determination of the impact of events occurring subsequent to the close of such markets but prior to the time as of which each Fund calculates its NAV. The Board has also adopted a policy that securities held in a fund that invests in international securities and certain foreign debt obligations held by a fund, in each case, that can be fair valued by the applicable fair value pricing service are fair valued on each business day without regard to a “trigger” (e.g., without regard to invoking fair value based upon a change in a U.S. equity securities index exceeding a predetermined level). The Funds may invest in securities that may be thinly traded.

36

Notes to Financial Statements (continued)

The Board has adopted procedures to adjust prices of securities that are judged to be stale so that they reflect fair value. An investment valued on the basis of its fair value may be valued at a price higher or lower than available market quotations.

U.S. GAAP defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds. Unobservable inputs reflect the Funds’ own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities with observable inputs)

Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)

Changes in inputs or methodologies used for valuing investments may result in a transfer in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments may not necessarily be an indication of the risk associated with investing in those investments.

b. SECURITY TRANSACTIONS

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c. INVESTMENT INCOME AND EXPENSES

Dividend income is recorded on the ex-dividend date. Dividends from foreign securities are recorded as soon as the Trust becomes aware of the ex-dividend date except for Korean securities where dividends are recorded on confirmation date. Dividend and interest income on foreign securities is recorded gross of any withholding tax. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a Fund are apportioned among the Funds in the Trust and in some cases other affiliated funds based upon their relative average net assets or number of shareholders. Investment income, realized and unrealized capital gains and losses, the common expenses of each Fund, and certain Fund level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of each Fund.

The following Funds had certain portfolio trades directed to various brokers, under a brokerage recapture program, which paid a portion of such Fund’s expenses. For the year ended December 31, 2014, the amount by which the Funds’ expenses were reduced and the impact on the expense ratios, if any, were as follows: Small Cap - $356,833 or 0.03% and Mid Cap - $344,591 or 0.01%.

The Funds have a “balance credit” arrangement with The Bank of New York Mellon (“BNYM”), the Funds’ custodian, whereby each Fund is credited with an interest factor equal to 0.75% below the effective 90-day T-Bill rate for account balances left uninvested overnight. If the T-Bill rate falls below 0.75%, no credits will be earned. These credits serve to reduce custodian expenses that would otherwise be charged to each Fund. For the year ended December 31, 2014, the Funds’ custodian expense was not reduced.

Overdraft fees are computed at 1% above the Federal Funds rate on the day of the overdraft. For the year ended December 31, 2014, the Funds did not incur overdraft fees.

d. DIVIDENDS AND DISTRIBUTIONS

Fund distributions resulting from either net investment income or realized net capital gains, if any, will normally be declared and paid at least annually in December, as described in the Funds’ prospectus. Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with federal income tax regulations, which may differ from net investment income and net realized capital gains for financial statement purposes (U.S. GAAP). Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense and gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are due to the differing treatments for losses deferred due to excise tax regulations, wash sales, and foreign currency. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital.

37

Notes to Financial Statements (continued)

The tax character of distributions paid during the years ended December 31, 2014 and December 31, 2013 were as follows:

	Small Cap		Mid Cap		International Small Cap
	2014	2013	2014	2013	2014	2013
Distributions paid from:
Ordinary income	—	—	—	—	$34,316	$21,840
Short-term capital gains	$5,189,310	—	$8,132,133	$12,584,982	22,055	44,721
Long-term capital gains	48,966,276	$75,815,189	112,744,430	246,360,169	48,260	—
Return of capital	—	—	—	—	—	41,962

	$54,155,586	$75,815,189	$120,876,563	$258,945,151	$104,631	$108,523

As of December 31, 2014, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

	Small Cap	Mid Cap	International Small Cap
Capital loss carryforward	—	—	—
Undistributed ordinary income	—	—	—
Undistributed short-term capital gains	$660,605	$1,775	$3,337
Undistributed long-term capital gains	32,869,859	29,961,172	10,444
Post-October loss deferral	—	2,829,894	—

e. FEDERAL TAXES

Each Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for federal income or excise tax is included in the accompanying financial statements.

Additionally, based on each Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, each Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Management has analyzed the Funds’ tax positions taken on federal income tax returns as of December 31, 2014 and for all open tax years (generally, the three prior taxable years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. Additionally, the Funds are not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Net capital losses incurred in taxable years beginning after the enactment of the Regulated Investment Company Modernization Act of 2010 (post-enactment capital losses) may be carried forward for an unlimited time period.

uch losses will be required to be utilized prior to any loss carryovers incurred in pre-enactment taxable years, which generally expire eight years following the close of the taxable year in which they were incurred. As a result of this ordering rule, pre-enactment capital loss carryovers may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward retain their tax character as either short-term or long-term capital losses, unlike pre-enactment losses which are considered all short-term.

f. CAPITAL LOSS CARRYOVERS AND DEFERRALS

As of December 31, 2014, the Funds had no accumulated net realized capital loss carryovers from securities transactions for federal income tax purposes. Should the Funds incur net capital losses for the year ended December 31, 2015, such amounts may be used to offset future realized capital gains, for an unlimited time period.

g. CAPITAL STOCK

The Trust’s Declaration of Trust authorizes for each series the issuance of an unlimited number of shares of beneficial interest, without par value. Each Fund records sales and repurchases of its capital stock on the trade date. The cost of securities contributed to the Funds in connection with the issuance of shares is based on the valuation of those securities in accordance with the Funds’ policy on investment valuation.

38

Notes to Financial Statements (continued)

For the years ended December 31, 2014 and December 31, 2013, the capital stock transactions by class for Small Cap, Mid Cap and International Small Cap were:

	Small Cap				Mid Cap
	2014		2013		2014		2013
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Institutional Class:
Proceeds from sale of shares	7,188,285	$122,592,540	6,974,381	$110,977,876	24,097,176	$457,170,681	15,369,006	$268,805,552
Reinvestment of distributions	2,214,281	37,487,786	3,042,854	54,893,095	3,458,589	64,813,970	7,097,577	129,956,635
Cost of shares repurchased	(13,130,854)	(222,460,863)	(11,573,645)	(191,736,150)	(15,709,792)	(296,189,552)	(14,443,969)	(255,673,124)

Net increase (decrease)	(3,728,288)	$(62,380,537)	(1,556,410)	$(25,865,179)	11,845,973	$225,795,099	8,022,614	$143,089,063

Premier Class:
Proceeds from sale of shares	4,440,404	$72,422,662	10,685,471	$177,863,604 [1]	9,937,477	$183,948,674	28,329,523	$534,469,948 [1]
Reinvestment of distributions	980,235	16,301,316	1,145,403	20,353,794	2,425,403	44,724,439	5,664,665	102,247,211
Cost of shares repurchased	(5,649,046)	(92,827,267)	(2,492,711)	(40,541,541)	(28,745,282)	(536,788,448)	(12,009,567)	(212,221,828)

Net increase (decrease)	(228,407)	$(4,103,289)	9,338,163	$157,675,857	(16,382,402)	$(308,115,335)	21,984,621	$424,495,331

[1]	Includes a contribution of capital by the Investment Manager. (See Note 2 in the Notes to Financial Statements.)
[2]	See Note 1(c).

	International Small Cap
	2014		2013
	Shares	Amount	Shares	Amount
Institutional Class:
Proceeds from sale of shares	54,677	$664,487	223,110	$2,350,601
Reinvestment of distributions	8,706	103,343	9,153	107,642
Cost of shares repurchased	(36,772)	(459,991)	(1,217)	(13,836)

Net increase	26,611	$307,839	231,046	$2,444,407

Premier Class:
Proceeds from sale of shares	1,111	$13,170	2,020	$21,933
Reinvestment of distributions	96	1,143	42	488
Cost of shares repurchased	—	—	(442)	(5,155)

Net increase	1,207	$14,313	1,620	$17,266

At December 31, 2014, certain unaffiliated shareholders of record, specifically omnibus accounts, individually or collectively held greater than 10% of the net assets of the Funds as follows: Small Cap—three collectively own 45%; Mid Cap—three collectively own 46%; International Small Cap—five collectively own 81%. Transactions by these shareholders may have a material impact on their respective Funds.

For the year ended December 31, 2013, Small Cap transferred securities and cash to a shareholder in connection with a redemption-in-kind transaction in the amount of $49,700,986. For the purposes of U.S. GAAP, this transaction was treated as a sale of securities and the resulting gains and losses were recognized based on the market value of the securities on the date of the transfer. Gains and losses resulting from such redemption-in-kind were $27,370,488. For tax purposes, no gains or losses were recognized.

h. REPURCHASE AGREEMENTS

The Funds may enter into repurchase agreements provided that the value of the underlying collateral, including accrued interest, will equal or exceed the value of the repurchase agreement during the term of the agreement. The underlying collateral for all repurchase agreements is held in safekeeping by the Fund’s custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. At December 31, 2014, the market value of repurchase agreements outstanding for Small Cap, Mid Cap and International Small Cap was $46,759,253, $27,117,546 and $31,671, respectively.

39

Notes to Financial Statements (continued)

i. FOREIGN CURRENCY TRANSLATION

The books and records of the Funds are maintained in U.S. dollars. The value of investments, assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon current foreign exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the respective dates of such transactions. Net realized and unrealized gain (loss) on foreign currency transactions represent: (1) foreign exchange gains and losses from the sale and holdings of foreign currencies; (2) gains and losses between trade date and settlement date on investment securities transactions and (3) gains and losses from the difference between amounts of interest and dividends recorded and the amounts actually received.

The Funds do not isolate the net realized and unrealized gain or loss resulting from changes in exchange rates from the fluctuations in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

j. FOREIGN SECURITIES

The Funds invest in securities of foreign entities and in instruments denominated in foreign currencies which involve risks not typically associated with investments in domestic securities. Non-domestic securities carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. A Fund’s investments in emerging market countries are exposed to additional risks. A Fund’s performance will be influenced by political, social and economic factors affecting companies in emerging market countries. Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, at rates ranging from approximately 10% to 15%. The Funds would pay such foreign taxes at the appropriate rate for each jurisdiction.

2. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

For each of the Funds, the Trust has entered into an investment advisory agreement under which the Investment Manager, a subsidiary and the U.S. retail distribution arm of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Funds and is responsible for the Funds’ overall administration and operations. The Investment Manager selects one or more subadvisors for the Funds (subject to Board approval) and monitors each subadvisor’s investment performance, security holdings and investment strategies. Each Fund’s investment portfolio is managed by TimesSquare Capital Management, LLC who serves pursuant to a subadvisory agreement with the Investment Manager. AMG indirectly owns a majority interest in TimesSquare.

Investment management fees are paid directly by the Funds to the Investment Manager based on average daily net assets. For the year ended December 31, 2014, the Funds’ investment management fees were paid at the following annual rate of each Fund’s respective average daily net assets:

Small Cap	1.00%
Mid Cap	1.00%
International Small Cap	0.90%

Under the Investment Management Agreements with the Funds, the Investment Manager provides a variety of administrative services to the Funds. The Investment Manager receives no additional compensation from the Funds for these services. Pursuant to a reimbursement agreement between the Investment Manager and TimesSquare, TimesSquare reimburses the Investment Manager for the costs the Investment Manager bears in providing such services to the Funds.

The Investment Manager has contractually agreed, through at least May 1, 2015, to waive management fees (but not below zero) and/or reimburse Fund expenses in order to limit total annual Fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), shareholder servicing fees, brokerage commissions and other transaction costs, acquired fund fees and expenses and extraordinary expenses) to the following percentages of Small Cap, Mid Cap and International Small Cap Funds’ average daily net assets subject to later reimbursement by the Funds in certain circumstances. The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement of the Investment Manager and the AMG Funds’ Board of Trustees, or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.

	Small Cap	Mid Cap	International Small Cap
Institutional Class	1.05%	1.19%	1.05%
Premier Class	1.25%	1.39%	1.30%

Each Fund is obligated to repay the Investment Manager such amounts waived, paid, or reimbursed in future years provided that the repayment occurs within thirty-six (36) months after the waiver or reimbursement and that such repayment would not cause that Fund’s total annual operating expenses after fee waiver and expense reimbursements in any such future year to exceed that Fund’s respective contractual expense limitation amount. For the year ended December 31, 2014, each Fund’s components of reimbursement available are detailed in the following chart:

	Small Cap	Mid Cap	International Small Cap
Reimbursement Available - 12/31/13	$115,887	—	$137,774
Additional Reimbursements	—	—	97,456
Repayments	(115,887)	—	—
Expired Reimbursements	—	—	—
Reimbursement Available - 12/31/14	$0	—	$235,230

40

Notes to Financial Statements (continued)

The Investment Manager has agreed to waive a portion of its management fee in consideration of shareholder servicing fees that it has received from JPMorgan Distribution Services, Inc., with respect to short-term cash investments each Fund has made in the JPMorgan Liquid Assets Money Market Fund, Capital Shares. For the year ended December 31, 2014, the management fee for Mid Cap was reduced by $9,660.

The aggregate annual retainer paid to each Independent Trustee of the Board is $130,000, plus $7,000 or $2,500 for each regular or special meeting attended, respectively. The Independent Chairman of the Trust receives an additional payment of $35,000 per year. The Chairman of the Audit Committee receives an additional payment of $15,000 per year. The Trustees’ fees and expenses are allocated among all of the Funds in the Trusts for which the Investment Manager serves as the advisor based on the relative net assets of such Funds. The “Trustees fees and expenses” shown in the financial statements represents each Fund’s allocated portion of the total fees and expenses paid by the AMG Funds family of mutual funds (“AMG Funds family”).

Prior to January 1, 2014, the aggregate annual retainer paid to each Independent Trustee of the Board was $105,000, plus $6,000 or $2,500 for each regular or special meeting attended, respectively. The Independent Chairman of the Trust formerly received an additional payment of $25,000 per year. The Chairman of the Audit Committee formerly received an additional payment of $10,000 per year.

The Funds are distributed by AMG Distributors, Inc. (formerly Managers Distributors, Inc.) (the “Distributor”), a wholly-owned subsidiary of the Investment Manager. The Distributor serves as the distributor and underwriter for each Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of each Fund will be continuously offered and will be sold directly to prospective purchasers and through brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. Subject to the compensation arrangement discussed below, generally the Distributor bears all or a portion of the expenses of providing services pursuant to the distribution agreement, including the payment of the expenses relating to the distribution of prospectuses for sales purposes and any advertising or sales literature. Certain Trustees and Officers of the Funds are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

For the Premier Class of each Fund, the Board has approved reimbursement payments to the Investment Manager for shareholder servicing expenses (“shareholder servicing fees”) incurred. Shareholder servicing fees include payments to third parties such as a bank, broker-dealer, trust company or other financial intermediaries who provide shareholder recordkeeping, account servicing and other services. The Premier Class shares may reimburse the Investment Manager for the actual amount incurred up to a maximum annual rate of the Class’s average daily net assets as shown in the table below.The impact on the annualized expense ratios for the year ended December 31, 2014, were as follows:

Fund	Maximum Amount Allowed	Actual Amount Incurred
Small Cap
Premier Class	0.20%	0.18%
Mid Cap
Premier Class	0.20%	0.20%
International Small Cap
Premier Class	0.25%	0.25%

During the period ended December 31, 2013, the Premier Class of the AMG TimesSquare Small Cap Growth Fund and the Premier Class of the AMG TimesSquare Mid Cap Growth Fund recorded a capital contribution by the Investment Manager of $20,828 and $41,984, respectively. The contributions represented payments in connection with the reallocation of certain shareholder servicing expenses for which each Fund had reimbursed the Investment Manager in prior periods, plus interest.

The Securities and Exchange Commission has granted an exemptive order that permits the Funds to lend and borrow money for certain temporary purposes directly to and from other eligible Funds in the AMG Funds family. Participation in this interfund lending program is voluntary for both borrowing and lending Funds, and an interfund loan is only made if it benefits each participating Fund. The Investment Manager administers the program according to procedures approved by the Board, and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating Funds. For the year ended December 31, 2014, the following Funds either borrowed from or lent to other Funds in the AMG Funds family: Small Cap lent varying amounts not exceeding $2,423,743 for eight days earning interest of $180 and Mid Cap lent various amounts not exceeding $14,647,875 for six days earning interest of $1,011. The interest earned is included in the Statement of Operations as interest income. For the year ended December 31, 2014, International Small Cap neither borrowed from nor lent to other Funds in the AMG Funds family. At December 31, 2014, the Funds had no interfund loans outstanding.

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities and U.S. Government obligations) for the year ended December 31, 2014, were as follows:

	Long-Term Securities
Fund	Purchases	Sales
Small Cap	$531,134,462	$687,825,490
Mid Cap	1,062,175,472	1,268,399,279
International Small Cap	2,096,271	1,895,494

The Funds had no purchases or sales of U.S. Government obligations during the year ended December 31, 2014.

4. PORTFOLIO SECURITIES LOANED

The Funds participate in a securities lending program offered by BNYM (the “Program”), providing for the lending of securities to qualified brokers.

41

Notes to Financial Statements (continued)

Securities lending income include earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the Program, and the Funds, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash and is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Funds’ policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Funds if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Under the terms of the Program, the Funds are indemnified for such losses by BNYM. Cash collateral is held in a separate account managed by BNYM, who is authorized to exclusively enter into overnight government repurchase agreements. BNYM bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower due to any loss on the collateral invested.

At December 31, 2014, the value of the securities loaned and cash collateral received, were as follows.

Fund	Securities Loaned	Cash Collateral Received
Small Cap	$45,703,959	$46,759,253
Mid Cap	26,511,224	27,117,546
International Small Cap	30,227	31,671

5. COMMITMENTS AND CONTINGENCIES

Under the Trust’s organizational documents, its trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Funds under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds had no prior claims or losses and expects the risks of loss to be remote.

6. MASTER NETTING AGREEMENTS

The Funds may enter into master netting agreements with their counterparties for the securities lending program and repurchase agreements, which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting agreements in the Statement of Assets and Liabilities. For securities lending transactions, see Note 4. The following tables are a summary of the Funds’ open repurchase agreements which are subject to a master netting agreement as of December 31, 2014:

	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Gross Amount Not Offset in the Statement of Assets and Liabilities
Fund		Financial Instruments	Cash Collateral Received	Net Amount
Small Cap
Barclays Capital	$2,337,849	$2,337,849	—
Cantor Fitzgerald Securities, Inc.	11,105,351	11,105,351	—	—
Daiwa Capital Markets America	11,105,351	11,105,351	—	—
Nomura Securities International, Inc.	11,105,351	11,105,351	—	—
State of Wisconsin Investment Board	11,105,351	11,105,351	—	—

Total	$46,759,253	$46,759,253	—	—

Mid Cap
Barclays Capital	$1,355,822	$1,355,822	—	—
Cantor Fitzgerald Securities, Inc.	6,440,431	6,440,431	—	—
Daiwa Capital Markets America	6,440,431	6,440,431	—	—
Nomura Securities International, Inc.	6,440,431	6,440,431	—	—
State of Wisconsin Investment Board	6,440,431	6,440,431	—	—

Total	$27,117,546	$27,117,546	—	—

International Small Cap
Cantor Fitzgerald Securities, Inc.	$31,671	$31,671	—	—

42

Notes to Financial Statements (continued)

7. SUBSEQUENT EVENTS

Each Fund has determined that no material events or transactions occurred through the issuance date of the Funds’ financial statements which require additional disclosure in or adjustment of the Funds’ financial statements.

TAX INFORMATION (unaudited)

AMG TimesSquare Small Cap Growth Fund, AMG TimesSquare Mid Cap Growth Fund and AMG TimesSquare International Small Cap Fund each hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2014 Form 1099-DIV you receive for each Fund will show the tax status of all distributions paid to you during the year.

Pursuant to section 852 of the Internal Revenue Code, AMG TimesSquare Small Cap Growth Fund, AMG TimesSquare Mid Cap Growth Fund and AMG TimesSquare International Small Cap each hereby designates $51,747,624, $112,744,430 and $48,260 respectively, as a capital gain distribution with respect to the taxable year ended December 31, 2014, or if subsequently determined to be different, the net capital gains of such year.

43

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AMG Funds and the Shareholders of AMG TimesSquare Small Cap Growth Fund, AMG TimesSquare Mid Cap Growth Fund, and AMG TimesSquare International Small Cap Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial positions of AMG TimesSquare Small Cap Growth Fund (formerly, TimesSquare Small Cap Growth Fund), AMG TimesSquare Mid Cap Growth Fund (formerly, TimesSquare Mid Cap Growth Fund), and AMG TimesSquare International Small Cap Fund (formerly, TimesSquare International Small Cap Fund) (the “Funds”) at December 31, 2014, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian, brokers, and transfer agent, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 26, 2015

44

AMG Funds

Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 800 Connecticut Avenue, Norwalk, Connecticut 06854.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Number of Funds Overseen in Fund Complex	Name, Date of Birth, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
• Trustee since 2012	Bruce B. Bingham, 12/1/48
• Oversees 44 Funds in Fund Complex	Partner, Hamilton Partners (real estate development firm) (1987-Present); Trustee of Aston Funds (27 portfolios) (2014-Present).

• Independent Chairman • Trustee since 1999 • Oversees 44 Funds in Fund Complex

William E. Chapman, II, 9/23/41

President and Owner, Longboat Retirement Planning Solutions (1998-Present); Hewitt Associates, LLC (part time) (provider of Retirement and Investment Education Seminars) (2002-2009); Trustee Emeritus of Bowdoin College (2013-Present); Trustee of Bowdoin College (2002-2013); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (27 portfolios) (2010-Present).

• Trustee since 1999 • Oversees 44 Funds in Fund Complex

Edward J. Kaier, 9/23/45

Attorney at Law and Partner, Teeters Harvey Marrone & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (27 portfolios) (2010-Present).

• Trustee since 2013 • Oversees 46 Funds in Fund Complex

Kurt A. Keilhacker, 10/5/63

Managing Member, TechFund Capital (1997-Present); Managing Member, TechFund Europe (2000-Present); Trustee, Gordon College (2001-Present); Board Member, 6wind SA, (2002-Present); Managing Member, Clapham Partners I, LLC (2013-Present); Trustee of Aston Funds (27 portfolios) (2014-Present).

• Trustee since 2004 • Oversees 44 Funds in Fund Complex

Steven J. Paggioli, 4/3/50

Independent Consultant (2002-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986-2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001); Trustee, Professionally Managed Portfolios (43 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Chase Investment Counsel (2008 – Present); Trustee of Aston Funds (27 portfolios) (2010-Present).

• Trustee since 2013 • Oversees 44 Funds in Fund Complex	Richard F. Powers III, 2/2/46 Adjunct Professor, Boston College (2011-Present); Trustee of Aston Funds (27 portfolios) (2014-Present); President and CEO of Van Kampen Investments Inc. (1998-2003).

• Trustee since 1999 • Oversees 46 Funds in Fund Complex

Eric Rakowski, 6/5/58

Professor, University of California at Berkeley School of Law (1990-Present); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (27 portfolios) (2010-Present).

• Trustee since 2013 • Oversees 46 Funds in Fund Complex	Victoria L. Sassine, 8/11/65 Lecturer, Babson College (2007 – Present); Trustee of Aston Funds (27 portfolios) (2014-Present).

• Trustee since 2004 • Oversees 44 Funds in Fund Complex

Thomas R. Schneeweis, 5/10/47

Professor Emeritus, University of Massachusetts (2013 - Present); Partner, S Capital Management, LLC (2007-Present); President, TRS Associates (1982-Present); Director, CISDM at the University of Massachusetts, (1996-2013); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-2013); Professor of Finance, University of Massachusetts (1977-2013); Partner, White Bear Partners, LLC (2007-2010); Partner, Northampton Capital Management, LLC (2004-2010); Trustee of Aston Funds (27 portfolios) (2010-Present).

45

AMG Funds

Trustees and Officers (continued)

Interested Trustees

Each Trustee in the following table is an “interested person” of the Trust within the meaning of the 1940 Act. Ms. Carsman is an interested person of the Trust within the meaning of the 1940 Act by virtue of her position with, and interest in securities of, AMG, and her former position as Chief Legal Officer of the Trust.

Number of Funds Overseen in Fund Complex	Name, Date of Birth, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
• Trustee since 2011 • Oversees 46 Funds in Fund Complex

Christine C. Carsman, 4/2/52

Senior Vice President and Deputy General Counsel, Affiliated Managers Group, Inc. (2011-Present); Trustee of Aston Funds (25 portfolios) (2014-Present); Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2007-2011); Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-2007); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2004-2011); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004).

Officers

Position(s) Held with Fund and Length of Time Served	Name, Date of Birth, Principal Occupation(s) During Past 5 Years
• President since 2014 • Principal Executive Officer since 2014

Jeffrey T. Cerutti, 2/7/68

Chief Executive Officer, AMG Funds LLC (2014-Present); Director, President and Principal, AMG Distributors, Inc. (2014-Present); President and Principal Executive Officer, AMG Pantheon Private Equity Fund LLC and AMG Pantheon Private Equity Master Fund LLC (2014-Present); President, VP Distributors, (2011-2014); Executive Vice President, Head of Distribution, Virtus Investment Partners, Inc. (2010-2014); Managing Director, Head of Sales, UBS Global Asset Management (2001-2010).

• Chief Operating Officer since 2007

Keitha L. Kinne, 5/16/58

Chief Operating Officer, AMG Funds LLC (2007-Present); Chief Investment Officer, AMG Funds LLC (2008-Present); Chief Operating Officer, AMG Distributors, Inc. (2007-Present); Chief Operating Officer, AMG Pantheon Private Equity Fund LLC and AMG Pantheon Private Equity Master Fund LLC (2014-Present); Managing Partner, AMG Funds LLC (2007-2014); President, AMG Funds (2012-2014); President, AMG Distributors, Inc. (2012-2014); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006).

• Secretary since 2011 • Chief Legal Officer since 2011

Lewis Collins, 2/22/66

Senior Vice President and Senior Counsel, Affiliated Managers Group, Inc. (2010-Present); Secretary, AMG Pantheon Private Equity Fund, LLC and AMG Pantheon Private Equity Master Fund, LLC (2014-Present); Vice President and Senior Counsel, Affiliated Managers Group, Inc. (2006-2010); Senior Counsel, Affiliated Managers Group, Inc. (2002-2006); Attorney, Ropes & Gray LLP (1998-2002).

• Chief Financial Officer since 2007 • Treasurer since 1999 • Principal Financial Officer since 1999

Donald S. Rumery, 5/29/58

Senior Vice President, Director of Mutual Funds Services, AMG Funds LLC (2005-Present); Treasurer, AMG Funds III (1995-Present); Treasurer, AMG Funds I and AMG Funds II (2000-Present); Chief Financial Officer, AMG Funds I, AMG Funds II and AMG Funds III (2007-Present); Treasurer, Principal Financial Officer and Principal Accounting Officer, AMG Pantheon Private Equity Fund LLC and AMG Pantheon Private Equity Master Fund LLC (2014-Present); Treasurer and Chief Financial Officer, AMG Distributors, Inc. (2000-2012); Vice President, AMG Funds LLC, (1994-2004).

• Assistant Treasurer since 2014

John C. Ball, 1/9/76

Vice President, AMG Funds LLC (2014-Present); Assistant Treasurer, AMG Pantheon Private Equity Fund, LLC and AMG Pantheon Private Equity Master Fund, LLC (2014-Present); Vice President, State Street Corp. (2010-2014); Vice President, State Street International (Ireland) Limited (2007-2010).

• Chief Compliance Officer since 2010

John J. Ferencz, 3/9/62

Vice President, Chief Compliance Officer – AMG Family of Funds, AMG Funds LLC (2010-Present); Senior Compliance Analyst, Mutual Funds and Regulatory, GE Asset Management Incorporated (2005-2010).

• Assistant Secretary since 2011

Michael S. Ponder, 9/12/73

Senior Vice President, Counsel, AMG Funds LLC (2011-Present); Attorney, DeNovo Legal (2009-2010); Vice President, Credit Suisse (2007-2009); Associate, Willkie Farr & Gallagher LLP (2006-2007).

• Anti-Money Laundering Compliance Officer since 2014

Patrick J. Spellman, 3/15/74

Senior Vice President, Chief Compliance Officer, AMG Funds LLC (2011-Present); Chief Compliance Officer, AMG Distributors, Inc., (2010-Present); Anti-Money Laundering Compliance Officer, AMG Pantheon Private Equity Fund, LLC and AMG Pantheon Private Equity Master Fund, LLC (2014-Present); Compliance Manager, Affiliated Managers Group, Inc. (2005-2011).

46

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THIS PAGE INTENTIONALLY LEFT BLANK

INVESTMENT MANAGER AND ADMINISTRATOR

AMG Funds LLC

800 Connecticut Avenue

Norwalk, CT 06854

(800) 835-3879

DISTRIBUTOR

AMG Distributors, Inc.

800 Connecticut Avenue

Norwalk, CT 06854

(800) 835-3879

SUBADVISOR

TimesSquare Capital Management, LLC

7 Times Square,

42nd Floor

New York, NY 10036

CUSTODIAN

The Bank of New York Mellon

2 Hanson Place

Brooklyn, NY 11217

LEGAL COUNSEL

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, MA 02199-3600

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

Attn: AMG Funds

P.O. Box 9769

Providence, RI 02940

(800) 548-4539

This report is prepared for the Funds’ shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.835.3879. Distributed by AMG Distributors, Inc., member FINRA/SIPC.

Current net asset values per share for the Funds are available on the Funds’ website at www.amgfunds.com.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. For information regarding each Fund’s proxy voting record for the 12-month period ended June 30, call 800.835.3879 or visit the SEC website at www.sec.gov.

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. A Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To review a complete list of the Funds’ portfolio holdings, or to view the most recent quarterly holdings report, semiannual report, or annual report, please visit www.amgfunds.com.

www.amgfunds.com |

AFFILIATE SUBADVISED FUNDS

ALTERNATIVE FUNDS

AMG FQ Global Alternatives

First Quadrant, L.P.

BALANCED FUNDS

AMG Chicago Equity Partners Balanced

Chicago Equity Partners, LLC

Managers FQ Global Risk-Balanced

(formerly FQ Global Essentials)

First Quadrant, L.P.

EQUITY FUNDS

AMG Chicago Equity Partners Small Cap Value

Chicago Equity Partners, LLC

AMG FQ Tax-Managed U.S. Equity

AMG FQ U.S. Equity

First Quadrant, L.P.

AMG Frontier Small Cap Growth

Frontier Capital Management Company, LLC

AMG GW&K Small Cap Core

(formerly GW&K Small Cap Equity)

Gannett Welsh & Kotler, LLC

AMG Renaissance International Equity

AMG Renaissance Large Cap Growth

The Renaissance Group LLC

AMG SouthernSun Small Cap

AMG SouthernSun U.S. Equity

SouthernSun Asset Management, LLC

AMG Systematic Large Cap Value

(formerly Systematic Value)

AMG Systematic Mid Cap Value

Systematic Financial Management, L.P.

AMG TimesSquare All Cap Growth

(formerly Managers AMG TSCM Growth Equity)

AMG TimesSquare International Small Cap

AMG TimesSquare Mid Cap Growth

AMG TimesSquare Small Cap Growth

TimesSquare Capital Management, LLC

AMG Trilogy Emerging Markets Equity

AMG Trilogy Global Equity AMG Trilogy International Small Cap

Trilogy Global Advisors, L.P.

AMG Yacktman Focused

AMG Yacktman

Yacktman Asset Management LP

FIXED INCOME FUNDS

AMG GW&K Enhanced Core Bond

(formerly Managers AMG GW&K Fixed Income)

AMG GW&K Municipal Bond

AMG GW&K Municipal Enhanced Yield

Gannett Welsh & Kotler, LLC

OPEN-ARCHITECTURE FUNDS

EQUITY FUNDS

AMG Managers Brandywine Advisors Mid Cap Growth

AMG Managers Brandywine Blue

AMG Managers Brandywine

Friess Associates, LLC

AMG Managers Cadence Capital Appreciation

AMG Managers Cadence Emerging Companies

AMG Managers Cadence Mid Cap

Cadence Capital Management, LLC

AMG Managers Emerging Opportunities

(formerly Managers Micro-Cap)

Lord, Abbett & Co. LLC

WEDGE Capital Management L.L.P.

Next Century Growth Investors LLC

RBC Global Asset Management (U.S.) Inc.

AMG Managers Essex Small/Micro Cap Growth

Essex Investment Management Co., LLC

AMG Managers Real Estate Securities

CenterSquare Investment Management, Inc.

AMG Managers Skyline Special Equities

(formerly Skyline Special Equities Portfolio)

Skyline Asset Management, L.P.

AMG Managers Special Equity

Ranger Investment Management, L.P.

Lord, Abbett & Co. LLC

Smith Asset Management Group, L.P.

Federated MDTA LLC

FIXED INCOME FUNDS

AMG Managers Bond

AMG Managers Global Income Opportunity

Loomis, Sayles & Co., L.P.

AMG Managers High Yield

J.P. Morgan Investment Management Inc.

AMG Managers Intermediate Duration Government

AMG Managers Short Duration Government

Amundi Smith Breeden LLC

AMG Managers Total Return Bond

(formerly Managers PIMCO Bond)

Pacific Investment Management Co. LLC

| www.amgfunds.com

ANNUAL REPORT

AMG Funds

December 31, 2014

AMG Managers Skyline Special Equities Fund: SKSEX

www.amgfunds.com |	AR018-1214

AMG Managers Skyline Special Equities Fund

Annual Report—December 31, 2014

TABLE OF CONTENTS	PAGE
LETTER TO SHAREHOLDERS	2

ABOUT YOUR FUND’S EXPENSES	3

PORTFOLIO MANAGER’S COMMENT, FUND SNAPSHOTS, AND SCHEDULE OF PORTFOLIO INVESTMENTS	4

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS	9

FINANCIAL STATEMENTS

Statement of Assets and Liabilities	10
Balance sheet, net asset value (NAV) per share computation and cumulative undistributed amounts

Statement of Operations	11
Detail of sources of income, expenses, and realized and unrealized gains (losses) during the year

Statements of Changes in Net Assets	12
Detail of changes in assets for the past two years

Financial Highlights	13
Historical net asset values per share, distributions, total returns, income and expense ratios, turnover ratios and net assets

Notes to Financial Statements	14
Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	19

TRUSTEES AND OFFICERS	20

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the AMG Funds Family of mutual funds. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

DEAR SHAREHOLDER:

The year ended December 31, 2014, was another period of strong equity returns. The S&P 500 Index, a widely followed barometer of the U.S. equity market, rose more than 13% during the past 12 months. International stocks, by comparison, had negative performance, as measured by the MSCI ACWI ex US Index (in U.S. Dollar terms). The first quarter of 2014 marked the five-year anniversary of the equity bull market. Despite a few bouts of volatility and persistent doubts about the strength of the economic recovery since the beginning of the bull market, the S&P 500 Index had a cumulative gain (through December 31, 2014) of 244% (including reinvestment of dividends) since the market bottom on March 9, 2009.

Meanwhile, the Barclays U.S. Aggregate Bond Index, a broad U.S. bond market benchmark, returned 6% during 2014. Bond markets have also performed strongly during this period, to the surprise of many, despite the unwinding of the U.S. Federal Reserve’s bond-buying program known as QE3.

In 2014, Managers Investment Group was rebranded as AMG Funds. Our new name helps align our fund family more closely with our parent company, Affiliated Managers Group (“AMG”). While the names of funds branded under AMG changed slightly, the ticker symbols remain the same. There was no change to the legal or ownership structure of the funds and the name change will have no impact on their management.

Our foremost goal at AMG Funds is to provide investment products and solutions that help our shareholders and clients successfully reach their long-term investment goals. We do this by partnering with many of AMG’s affiliate investment boutiques to offer a distinctive array of actively managed, return-oriented funds. In addition, we oversee and distribute a number of complementary mutual funds sub-advised by unaffiliated investment managers. We thank you for your continued confidence and investment in AMG Funds. You can rest assured that, under all market conditions, our team is focused on delivering excellent investment management services for your benefit.

Respectfully,

Jeffery Cerutti

President

AMG Funds

Average Annual Total Returns		Periods ended December 31, 2014
Stocks:		1 Year	3 Years	5 Years

Large Caps	(S&P 500 Index)	13.69%	20.41%	15.45%
Small Caps	(Russell 2000® Index)	4.89%	19.21%	15.55%
International	(MSCI All Country World ex USA Index)	(3.87)%	8.99%	4.43%
Bonds:
Investment Grade	(Barclays U.S. Aggregate Index)	5.97%	2.66%	4.45%
High Yield	(Barclays U.S. High Yield Bond Index)	2.45%	8.43%	9.03%
Tax-exempt	(Barclays Municipal Bond Index)	9.05%	4.30%	5.16%
Treasury Bills	(BofA Merrill Lynch 6-Month U.S. Treasury Bill)	0.12%	0.16%	0.22%

2

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended December 31, 2014	Expense Ratio for the Period	Beginning Account Value 7/01/14	Ending Account Value 12/31/14	Expenses Paid During the Period*
AMG Managers Skyline Special Equities Fund
Based on Actual Fund Return	1.32%	$1,000	$1,027	$6.74
Hypothetical (5% return before expenses)	1.32%	$1,000	$1,019	$6.72

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184) then divided by 365.

3

AMG Managers Skyline Special Equities Fund

Portfolio Manager’s Comments

OVERVIEW

For 2014, the AMG Managers Skyline Special Equity Fund generated a 4.0% return, compared to a 4.2% return for the Russell 2000® Value Index. Stocks posted strong gains during the fourth quarter, reversing losses generated earlier in the year. The volatile stock market during 2014 reflected the divergence between an improving economic outlook in the U.S. and weakness throughout most of its trading partners. Small stocks remained well behind their larger counterparts for the year. Strong stock selection was offset by adverse sector allocation for the year.

A steadily improving U.S. economy and a favorable outlook for earnings growth provide a solid underpinning for stock prices. Caution is warranted, however, due to relatively high equity valuations, weakness in overseas economies and uncertainty created by a potentially less accommodative U.S. Federal Reserve monetary policy.

PORTFOLIO REVIEW

The information technology sector contributed most to the Fund’s absolute return for the full year. Sanmina Corporation, a provider of electronic manufacturing services, rose when it reported better-than-expected earnings and raised its forward earnings guidance. We believe the market hasn’t given full credit to Sanmina for its improved product mix, more diverse customer base and much improved balance sheet.

The energy sector detracted most from the Fund’s absolute performance for the year. Despite the poor absolute performance, the energy sector contributed the most to the Fund’s performance relative to its benchmark. The weak absolute performance was due to two Fund holdings that have direct exposure to declining oil prices. The outperformance relative to the benchmark was due primarily to a low weighting in the sector and to the relative strength of Bristow Group, Inc., a provider of helicopter services to the energy industry. Bristow declined less than 11% for the year vs. a 38% decline for the year for the energy sector of the benchmark. Bristow’s results are more tied to production from existing infrastructure rather than new exploration, so it should be better able to withstand the decline in oil prices than other energy-related stocks.

The financials sector detracted most from the Fund’s return relative to its benchmark for the year, due primarily to the Fund’s lack of exposure to REITs, which increased 21% for the year in the benchmark. In addition, Greenhill & Co., Inc., an independent investment bank, declined due to a slower-than-expected rebound in M&A activity among smaller and mid-sized companies. The Fund’s lack of exposure to the strong performing utilities sector also detracted from relative returns for the year. REITs and utilities were strong performers throughout the year, as investors sought out higher-yielding equities in the face of declining interest rates.

OUTLOOK

The current outlook for equities is mixed. On the positive side of the ledger, the U.S. economy appears relatively healthy. U.S. consumer confidence rose to its highest level in nearly eight years, buoyed by steadily improving employment and the benefits of lower energy prices. In addition, although we are several years past the bottom of the recession, we don’t see the typical signs that the economic recovery is in its late stages. There do not appear to be significant excesses built up in the system, as management remains cautious and many sectors of the economy are still operating below their longer-term trend lines.

There are areas of concern, however. Many economies outside the U.S. appear to be weakening, and it is possible that the dramatic decline in oil prices is not primarily a result of increased supply but symptomatic of a much weaker global economy. Also creating uncertainty are comments by U.S. Federal Reserve officials that indicate the potential for a less-accommodative monetary policy after years of near-zero interest rates. Also, small-cap equity valuations remain towards the higher end of their historical range despite improving modestly in 2014, as stock prices have advanced at a slower pace than EPS.

Importantly, the fundamentals remain strong for the companies in the Fund. Median EPS growth for the 2014 fiscal year is expected to be over 12%, while the median estimated growth rate in fiscal 2015 EPS is 17%. Our confidence in the EPS growth prospects for the companies in the Fund comes from our belief that they are driven in large part by company specific factors. If the U.S. economy is not derailed by weakness in overseas economies, we believe there is still the potential for further stock price gains, but as was the case in 2014, they will likely be the result of further earnings gains and not P/E multiple expansion.

This commentary reflects the viewpoints of Skyline Asset Management, L.P., as of December 31, 2014 and is not intended as a forecast or guarantee of future results.

4

AMG Managers Skyline Special Equities Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

The Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. This chart compares a hypothetical $10,000 investment made in the Fund on December 31, 2004 to a $10,000 investment made in the Russell 2000® Value Index and the Russell 2000® Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns for the Fund would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG Managers Skyline Special Equities Fund, the Russell 2000® Value Index and the Russell 2000® Index for the same time periods ended December 31, 2014.

Average Annual Total Returns[1]	One Year	Five Years	Ten Years
AMG Managers Skyline Special Equities Fund [2,3]	4.02%	18.37%	9.68%[4]
Russell 2000® Value Index[5]	4.22%	14.26%	6.89%
Russell 2000® Index[6]	4.89%	15.55%	7.77%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call (800) 835-3879 or visit our website at www.amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2014. All returns are in U.S. dollars($).
[2]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]	The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history, and a reliance on one or a limited number of products.
[4]	Effective after the close of business on December 31, 2007, the Fund was reorganized into the AMG Managers Skyline Special Equities Fund, a series of AMG Funds. The returns shown include the performance of the predecessor Fund.
[5]	The Russell 2000® Value Index is an unmanaged, market value weighted, value oriented index comprised of small stocks that have relatively low price-to-book ratios and lower forecasted growth values. Unlike the Fund, the Russell 2000® Value Index is unmanaged, is not available for investment, and does not incur expenses.
[6]	The Russell 2000® Index is composed of the 2,000 smallest stocks in the Russell 3000® Index of the 3,000 largest U.S. companies as measured by market capitalization, and is widely regarded in the industry as the premier measure of small-cap stock performance. Unlike the Fund, the Russell 2000® Index is unmanaged, is not available for investment, and does not incur expenses.

The Russell 2000® Value Index and Russell 2000® Index are registered trademarks of Russell Investments. Russell® is a trademark of Russell Investments.

Not FDIC insured, nor bank guaranteed. May lose value.

5

AMG Managers Skyline Special Equities Fund

Fund Snapshots (unaudited)

December 31, 2014

PORTFOLIO BREAKDOWN

Sector	AMG Managers Skyline Special Equities Fund**	Russell 2000® Value Index	Russell 2000® Index
Industrials	28.7%	13.0%	13.8%
Financials	20.4%	40.9%	24.2%
Information Technology	17.5%	10.0%	17.9%
Consumer Discretionary	14.4%	11.7%	13.7%
Materials	8.5%	4.4%	4.5%
Health Care	4.3%	5.4%	14.8%
Energy	2.4%	4.1%	3.4%
Consumer Staples	0.0%	2.8%	3.3%
Telecommunication Services	0.0%	0.8%	0.8%
Utilities	0.0%	6.9%	3.6%
Other Assets and Liabilities	3.8%	0.0%	0.0%

**	As a percentage of net assets.

TOP TEN HOLDINGS

Security Name	% of Net Assets
Avery Dennison Corp.*	2.3%
Headwaters, Inc.*	2.2
Brunswick Corp.*	2.2
Spirit AeroSystems Holdings, Inc., Class A*	2.1
Sterling Bancorp	2.1
Korn/Ferry International*	2.1
Plantronics, Inc.*	2.0
Steelcase, Inc., Class A	2.0
Reinsurance Group of America, Inc.	2.0
First Midwest Bancorp, Inc.	1.9

Top Ten as a Group	20.9%

*	Top Ten Holding as of June 30, 2014.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

6

AMG Managers Skyline Special Equities Fund

Schedule of Portfolio Investments

December 31, 2014

	Shares	Value
Common Stocks - 96.2%
Consumer Discretionary - 14.4%
Aaron’s, Inc.	264,700	$8,091,879
Brunswick Corp.	592,800	30,386,928
Chico’s FAS, Inc.	1,106,400	17,934,744
The Children’s Place, Inc.	370,500	21,118,500
Drew Industries, Inc.*	347,050	17,723,844
Gildan Activewear, Inc.	236,200	13,357,110
La-Z-Boy, Inc.	898,900	24,126,476
MDC Partners, Inc., Class A	1,098,192	24,950,922
Rent-A-Center, Inc.	168,100	6,105,392
Signet Jewelers, Ltd.	106,200	13,972,734
Winnebago Industries, Inc.*	971,900	21,148,544
Total Consumer Discretionary		198,917,073
Energy - 2.4%
Bristow Group, Inc.	233,700	15,375,123
TETRA Technologies, Inc.*	1,237,000	8,263,160
Ultra Petroleum Corp.*,1	735,300	9,676,548
Total Energy		33,314,831
Financials - 20.4%
BancorpSouth, Inc.	1,122,900	25,276,479
BBCN Bancorp, Inc.	1,391,800	20,014,084
Brookline Bancorp, Inc.	1,715,800	17,209,474
First Busey Corp.[1]	1,814,373	11,811,568
First Midwest Bancorp, Inc.	1,562,204	26,729,310
Greenhill & Co., Inc.[1]	507,300	22,118,280
The Hanover Insurance Group, Inc.	330,600	23,578,392
Infinity Property & Casualty Corp.	199,500	15,413,370
Janus Capital Group, Inc.[1]	875,155	14,116,250
Park Sterling Corp.	2,223,100	16,339,785
Reinsurance Group of America, Inc.	307,847	26,973,554
Sterling Bancorp	1,998,320	28,735,842
Symetra Financial Corp.	487,000	11,225,350
Umpqua Holdings Corp.	1,312,214	22,320,760
Total Financials		281,862,498
Health Care - 4.3%
AMN Healthcare Services, Inc.*	794,100	15,564,360
Cross Country Healthcare, Inc.*	2,035,664	25,405,087
Teleflex, Inc.	168,450	19,341,429
Total Health Care		60,310,876

	Shares	Value
Industrials - 28.7%
CBIZ, Inc.*,1	2,793,075	$23,908,722
Columbus McKinnon Corp.	353,450	9,910,738
Curtiss-Wright Corp.	188,100	13,277,979
FTI Consulting, Inc.*	552,900	21,358,527
G&K Services, Inc., Class A	195,500	13,851,175
Herman Miller, Inc.	519,000	15,274,170
Hillenbrand, Inc.	562,100	19,392,450
ICF International, Inc.*	604,200	24,760,116
Korn/Ferry International*	990,800	28,495,408
Luxfer Holdings PLC, ADR	627,000	9,361,110
ManpowerGroup, Inc.	296,400	20,205,588
McGrath RentCorp	712,500	25,550,250
Mueller Water Products, Inc., Class A	1,476,400	15,118,336
Quality Distribution, Inc.*	1,265,500	13,464,920
Rush Enterprises, Inc., Class A*	426,177	13,658,973
Spirit AeroSystems Holdings, Inc., Class A*	679,200	29,232,768
Steelcase, Inc., Class A	1,546,700	27,763,265
Stock Building Supply Holdings, Inc.*	866,720	13,278,150
Swift Transportation Co.*	668,400	19,136,292
TriMas Corp.*	621,300	19,440,477
Triumph Group, Inc.	302,100	20,307,162
Total Industrials		396,746,576
Information Technology - 17.5%
Benchmark Electronics, Inc.*	766,689	19,504,568
EVERTEC, Inc.	704,800	15,597,224
Fairchild Semiconductor International, Inc.*	946,200	15,971,856
Integrated Silicon Solution, Inc.	866,400	14,356,248
NetScout Systems, Inc.*	369,000	13,483,260
Perficient, Inc.*	1,031,000	19,207,530
Plantronics, Inc.	525,100	27,840,802
Rudolph Technologies, Inc.*	954,400	9,763,512
Sanmina Corp.*	936,600	22,038,198
Tech Data Corp.*	297,300	18,798,279
Virtusa Corp.*	377,912	15,747,593
WNS Holdings, Ltd., ADR*	923,400	19,077,444
Xcerra Corp.*	1,065,906	9,763,699
Zebra Technologies Corp., Class A*	281,600	21,798,656
Total Information Technology		242,948,869

The accompanying notes are an integral part of these financial statements.

7

AMG Managers Skyline Special Equities Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Materials - 8.5%
Avery Dennison Corp.	609,900	$31,641,612
Berry Plastics Group, Inc.*	729,600	23,018,880
Headwaters, Inc.*	2,041,300	30,599,087
Koppers Holdings, Inc.	530,100	13,771,998
PH Glatfelter Co.	717,901	18,356,729
Total Materials		117,388,306
Total Common Stocks (cost $1,128,355,187)		1,331,489,029

	Principal Amount
Short-Term Investments - 4.9%
Repurchase Agreements - 1.5%[2]
Cantor Fitzgerald Securities, Inc., dated 12/31/14, due 01/02/15, 0.090%, total to be received $4,763,293 (collateralized by various U.S. Government Agency Obligations, 0.000% - 10.500%, 01/01/15 - 11/20/64,totaling $4,858,534)	$4,763,269	4,763,269
Citigroup Global Markets, Inc., dated 12/31/14, due 01/02/15, 0.080%, total to be received $1,002,745 (collateralized by various U.S. Government Agency Obligations, 1.375% - 8.000%, 12/15/17 - 07/15/51, totaling $1,022,796)	1,002,741	1,002,741
Daiwa Capital Markets America, dated 12/31/14, due 01/02/15, 0.120%, total to be received $4,763,301 (collateralized by various U.S. Government Agency Obligations, 0.000% - 6.500%, 06/01/17 - 03/01/48, Totaling $4,858,534)	4,763,269	4,763,269

	Principal Amount	Value
Nomura Securities USA, Inc., dated 12/31/14, due 01/02/15, 0.080%, total to be received $4,763,290 (collateralized by various U.S. Government Agency Obligations, 0.000% - 8.875%, 1/07/15 - 11/20/64, totaling $4,858,534)	$4,763,269	$4,763,269
State of Wisconsin Investment Board, dated 12/31/14, due 01/02/15, 0.150%, total to be received $4,763,309 (collateralized by various U.S. Government Agency Obligations, 0.125% - 2.500%, 04/15/16 - 02/15/42, totaling $4,859,012)	4,763,269	4,763,269
Total Repurchase Agreements		20,055,817

	Shares
Other Investment Companies - 3.4%[3]
Dreyfus Institutional Cash Advantage Fund, Institutional Class Shares, 0.06%	47,409,116	47,409,116
Total Short-Term Investments (cost $67,464,933)		67,464,933
Total Investments - 101.1% (cost $1,195,820,120)		1,398,953,962
Other Assets, less Liabilities - (1.1)%		(15,769,581)
Net Assets - 100.0%		$1,383,184,381

The accompanying notes are an integral part of these financial statements.

8

Notes to Schedule of Portfolio Investments

The following footnotes and abbreviations should be read in conjunction with the Schedule of Portfolio Investments previously presented in this report.

Based on the approximate cost of investments of $1,197,286,884 for federal income tax purposes at December 31, 2014, the aggregate gross unrealized appreciation and/or depreciation were $232,094,480 and $30,427,402, respectively, resulting in net unrealized appreciation of investments of $201,667,078.

*	Non-income producing security.

[1]	Some or all of these securities, amounting to a market value of $19,578,054, or 1.4% of net assets, were out on loan to various brokers.

[2]	Collateral received from brokers for securities lending was invested in these short-term investments.

[3]	Yield shown represents the December 31, 2014, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

The following table summarizes the inputs used to value the Fund’s net assets by the fair value hierarchy levels as of December 31, 2014: (See Note 1(a) in the Notes to Financial Statements.)

	Quoted Prices in Active Markets for Identical Investments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total
AMG Managers Skyline Special Equities Fund
Investments in Securities
Common Stocks†	$1,331,489,029	—	—	$1,331,489,029
Short-Term Investments
Repurchase Agreements	—	$20,055,817	—	20,055,817
Other Investment Companies	47,409,116	—	—	47,409,116

Total Investments in Securities	$1,378,898,145	$20,055,817	—	$1,398,953,962

†	All common stocks held in the Fund are level 1 securities. For a detailed breakout of the common stocks by major industry classification, please refer to the Schedule of Portfolio Investments.

As of December 31, 2014, the Fund had no transfers between levels from the beginning of the reporting period.

INVESTMENT DEFINITIONS AND ABBREVIATIONS:

ADR: ADR after the name of a holding stands for American Depositary Receipt, representing ownership of foreign securities on deposit with a domestic custodian bank. The value of the ADR securities is determined or significantly influenced by trading on exchanges not located in the United States or Canada. Sponsored ADRs are initiated by the underlying foreign company.

The accompanying notes are an integral part of these financial statements.

9

Statement of Assets and Liabilities

December 31, 2014

Assets:
Investments at value* (including securities on loan valued at $19,578,054)	$1,398,953,962
Receivable for investments sold	561,326
Receivable for Fund shares sold	9,162,799
Dividends, interest and other receivables	1,059,722
Receivable from affiliate	174,613
Prepaid expenses	23,129
Total assets	1,409,935,551
Liabilities:
Payable upon return of securities loaned	20,055,817
Payable for Fund shares repurchased	4,280,662
Payable for investments purchased	604,606
Accrued expenses:
Investment advisory and management fees	1,042,352
Administrative fees	289,542
Shareholder servicing fees	289,542
Trustee fees and expenses	13,690
Other	174,959
Total liabilities	26,751,170
Net Assets	$1,383,184,381
Net Assets Represent:
Paid-in capital	$1,177,031,564
Undistributed net investment income	157,128
Accumulated net realized gain from investments	2,861,847
Net unrealized appreciation of investments	203,133,842
Net Assets	$1,383,184,381
Shares outstanding	34,679,960
Net asset value, offering and redemption price per share	$39.88
* Investments at cost	$1,195,820,120

The accompanying notes are an integral part of these financial statements.

10

Statement of Operations

For the year ended December 31, 2014

Investment Income:
Dividend income	$16,722,745 [1]
Securities lending income	242,728
Interest income	265
Foreign withholding tax	(168,315)
Total investment income	16,797,423
Expenses:
Investment advisory and management fees	11,345,131
Administrative fees	3,151,426
Shareholder servicing fees	3,151,426
Reports to shareholders	187,892
Registration fees	129,556
Professional fees	80,834
Transfer agent	77,065
Custodian	75,139
Trustees fees and expenses	53,064
Miscellaneous	24,636
Total expenses before offsets	18,276,169
Expense reimbursements	(1,635,874)
Net expenses	16,640,295
Net investment income	157,128
Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	53,396,720
Net change in unrealized appreciation (depreciation) of investments	12,045,002
Net realized and unrealized gain	65,441,722
Net increase in net assets resulting from operations	$65,598,850

[1]	Includes non-recurring dividends of $ 2,631,570.

The accompanying notes are an integral part of these financial statements.

11

Statements of Changes in Net Assets

For the years ended December 31,

	2014	2013
Increase (Decrease) in Net Assets From Operations:
Net investment income (loss)	$157,128	$(806,700)
Net realized gain on investments	53,396,720	30,110,919
Net change in unrealized appreciation (depreciation) of investments	12,045,002	157,192,276
Net increase in net assets resulting from operations	65,598,850	186,496,495
Distributions to Shareholders:
From net investment income	—	(175,142)
From net realized gain on investments	(49,714,730)	(89,937)
Total distributions to shareholders	(49,714,730)	(265,079)
Capital Share Transactions:
Proceeds from sale of shares	885,291,270	636,298,280
Reinvestment of dividends and distributions	48,200,930	263,023
Cost of shares repurchased	(535,429,805)	(60,879,055)
Net increase from capital share transactions	398,062,395	575,682,248
Total increase in net assets	413,946,515	761,913,664
Net Assets:
Beginning of year	969,237,866	207,324,202
End of year	$1,383,184,381	$969,237,866
End of year undistributed net investment income	$157,128	—

Share Transactions:
Sale of shares	22,789,559	18,250,594
Reinvested shares from distributions	1,198,730	6,610
Shares repurchased	(13,691,429)	(1,776,898)
Net increase in shares	10,296,860	16,480,306

The accompanying notes are an integral part of these financial statements.

12

AMG Managers Skyline Special Equities Fund

Financial Highlights

For a share outstanding throughout each year

	For the years ended December 31,
	2014		2013	2012	2011	2010
Net Asset Value, Beginning of Year	$39.75		$26.23	$21.98	$22.45	$17.80
Income from Investment Operations:
Net investment income (loss)[1]	0.00	4,†	(0.06)[5]	0.02 [6]	(0.08)	(0.09)
Net realized and unrealized gain (loss) on investments[1]	1.61		13.59	4.23	(0.39)	4.74
Total from investment operations	1.61		13.53	4.25	(0.47)	4.65
Distributions to Shareholders from:
Net investment income	—		(0.01)	—	—	—
Net realized gain on investments	(1.48)		(0.00)#	—	—	—
Total distributions to shareholders	(1.48)		(0.01)	—	—	—
Net Asset Value, End of Year	$39.88		$39.75	$26.23	$21.98	$22.45
Total Return[2]	4.02%		51.59%	19.34%	(2.09)%[7]	26.12%[7]
Ratio of net expenses to average net assets (with offsets/reductions)	1.32%		1.33%[8]	1.32%[9]	1.32%	1.32%
Ratio of expenses to average net assets (with offsets)	1.32%		1.33%[8]	1.32%[9]	1.32%	1.32%
Ratio of total expenses to average net assets (without offsets/reductions)[3]	1.45%		1.47%[8]	1.49%[9]	1.51%	1.52%
Ratio of net investment income (loss) to average net assets[2]	0.01%		(0.18)%[8]	0.10%[9]	(0.35)%	(0.50)%
Portfolio turnover	37%		39%	47%	45%	48%
Net assets at end of year (000’s omitted)	$1,383,184		$969,238	$207,324	$188,117	$224,903

Notes to Financial Highlights

†	Rounds to less than $0.01 per share or 0.00%.
#	Rounds to less than $(0.01) per share.
[1]	Per share numbers have been calculated using average shares.
[2]	Total returns and net investment income would have been lower had certain expenses not been offset.
[3]	Excludes the impact of expense reimbursements or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes and extraordinary expenses.
[4]	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.08).
[5]	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.13).
[6]	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.05).
[7]	The total return is based on the Financial Statement Net Asset Values as shown above.
[8]	Includes non-routine extraordinary expenses amounting to 0.012% of average net assets.
[9]	Includes non-routine extraordinary expenses amounting to 0.004% of average net assets.

13

Notes to Financial Statements

December 31, 2014

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

AMG Funds (formerly Managers AMG Funds) (the “Trust”) is an open-end management investment company, organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust consists of a number of different funds, each having distinct investment management objectives, strategies, risks and policies. Included in this report is the AMG Managers Skyline Special Equities Fund (formerly Skyline Special Equities Portfolio) (the “Fund”). The Fund will deduct a 2.00% redemption fee from the proceeds of any redemption (including a redemption by exchange) of shares if the redemption occurs within 30 days of the purchase of those shares. For the year ended December 31, 2014, the Fund had redemption fees amounting to $102,188.

Effective August 1, 2014, the Fund was closed to new investors. Please refer to a current prospectus for additional information.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which require management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting periods. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

a. VALUATION OF INVESTMENTS

Equity securities traded on a domestic or international securities exchange are valued at the last quoted sale price, or, lacking any sales, at the last quoted bid price. Equity securities primarily traded on an international securities exchange and equity securities traded on NASDAQ or in a U.S. or non-U.S. over-the-counter market are valued at the market’s official closing price, or, if there are no trades on the applicable date, at the last quoted bid price. In addition, if the applicable market does not offer an official closing price or if the official closing price is not representative of the overall market, equity securities primarily traded on an international securities exchange and equity securities traded in a non-U.S. over-the-counter market are valued at the last quoted sales price. The Fund’s investments are generally valued based on independent market quotations or prices or, if none, “evaluative” or other market based valuations provided by third-party pricing services approved by the Board of Trustees of the Fund (the “Board”).

Short-term debt obligations (debt obligations with maturities of one year or less at the time of issuance) that have 60 days or less remaining until maturity will be valued at amortized cost. Investments in other open-end regulated investment companies are valued at their end of day net asset value per share.

Under certain circumstances, the value of certain Fund investments (including derivatives) may be based on an evaluation of fair value, pursuant to procedures established by and under the general supervision of the Board. The Pricing Committee is the committee formed by the Board to make fair value determinations for such investments. The Fund may use the fair value of a portfolio investment to calculate its net asset value (“NAV”) in the event that the market quotation, price or market based valuation for the portfolio investment is not deemed to be readily available or otherwise not determinable pursuant to the Board’s valuation procedures, if AMG Funds LLC (formerly Managers Investment Group LLC) (the “Investment Manager”) believes the quotation, price or market based valuation to be unreliable, or in certain other circumstances. When determining the fair value of an investment, the Pricing Committee seeks to determine the price that the Fund might reasonably expect to receive from a current sale of that investment in an arms-length transaction. Fair value determinations shall be based upon consideration of all available facts and information, including, but not limited to (i) attributes specific to the investment; (ii) fundamental analytical data and press releases relating to the investment and its issuer; and (iii) the value of other comparable securities or relevant financial instruments, including derivative securities, traded on other markets or among dealers.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized in the future, since such amounts depend on future developments inherent in long-term investments. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. The Board will be presented with a quarterly report showing, as of the most recent quarter end, all securities fair valued by the Pricing Committee, including a comparison with the prior quarter end and the percentage of the Fund that the security represents at each quarter end.

Portfolio investments that trade primarily on foreign markets are priced based upon the market quotation of such securities as of the close of their respective principal markets. Under certain circumstances, on behalf of a fund that invests in international securities, the Investment Manager or applicable subadvisor may recommend an adjustment of such prices based on its determination of the impact of events occurring subsequent to the close of such markets but prior to the time as of which the Fund calculates its NAV. The Board has also adopted a policy that securities held in a fund that invests in international securities and certain foreign debt obligations held by a fund, in each case, that can be fair valued by the applicable fair value pricing service are fair valued on each business day without regard to a “trigger” (e.g., without regard to invoking fair value based upon a change in a U.S. equity securities index exceeding a predetermined level). The Fund may invest in securities that may be thinly traded. The Board has adopted procedures to adjust prices of securities that are judged to be stale so that they reflect fair value. An investment valued on the basis of its fair value may be valued at a price higher or lower than available market quotations.

U.S. GAAP defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in

14

Notes to Financial Statements (continued)

pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities with observable inputs)

Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)

Changes in inputs or methodologies used for valuing investments may result in a transfer in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

b. SECURITY TRANSACTIONS

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c. INVESTMENT INCOME AND EXPENSES

Dividend income is recorded on the ex-dividend date. Dividends from foreign securities are recorded as soon as the Trust becomes aware of the ex-dividend date. Dividend and interest income on foreign securities is recorded gross of any withholding tax. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a Fund are apportioned among the Funds in the Trust and in some cases other affiliated funds based upon their relative average net assets or number of shareholders.

The Fund has a “balance credit” agreement with The Bank of New York Mellon (“BNYM”), the Fund’s custodian, whereby the Fund is credited with an interest factor equal to 0.75% below the effective 90-day T-Bill rate for account balances left uninvested overnight. If the T-Bill rate falls below 0.75%, no credits will be earned. These credits serve to reduce custodian expenses that would otherwise be charged to the Fund. For the year ended December 31, 2014, the Fund’s custodian expense was not reduced.

Overdraft fees are computed at 1% above the effective Federal Funds rate on the day of the overdraft. For the year ended December 31, 2014, the Fund did not incur overdraft fees.

d. DIVIDENDS AND DISTRIBUTIONS

Fund distributions resulting from either net investment income or realized net capital gains, if any, will normally be declared and paid at least annually in December, as described in the Fund’s prospectus. Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with federal income tax regulations, which may differ from net investment income and net realized capital gains for financial statement purposes (U.S. GAAP). Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense and gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are due to differing treatments for wash sales. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. Permanent differences related to the use of tax equalization.

The tax character of distributions paid during the years ended December 31, 2014 and December 31, 2013 were as follows:

Distributions paid from:	2014	2013
Ordinary income	—	$174,208
Short-term capital gains	$24,686,213	—
Long-term capital gains	25,028,517	90,871

Totals	$49,714,730	$265,079

As of December 31, 2014, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

Capital loss carryforward	—
Undistributed ordinary income	$723,603
Undistributed short-term capital gains	—
Undistributed long-term capital gains	$3,762,137
Post-October loss deferral	—

e. FEDERAL TAXES

The Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, and, to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for federal income or excise tax is included in the accompanying financial statements.

Additionally, based on the Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Management has analyzed the Fund’s tax positions taken on federal income tax returns as of December 31, 2014, and for all open tax years (generally, the three prior taxable years), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. Additionally, the Fund

15

Notes to Financial Statements (continued)

is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Net capital losses incurred in taxable years beginning after the enactment of the Regulated Investment Company Modernization Act of 2010, may be carried forward for an unlimited time period. Such losses will be required to be utilized prior to any loss carryovers incurred in pre-enactment taxable years, which generally expire eight years following the close of the taxable year in which they were incurred. As a result of this ordering rule, pre-enactment capital loss carryovers may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward retain their tax character as either short-term or long-term capital losses, unlike pre-enactment losses which are considered all short-term.

f. CAPITAL LOSS CARRYOVERS AND DEFERRALS

As of December 31, 2014, the Fund had no accumulated net realized capital loss carryovers from securities transactions for federal income tax purposes. Should the Fund incur net capital losses for the year ended December 31, 2015, such amounts may be used to offset future realized capital gains, for an unlimited time period.

g. CAPITAL STOCK

The Trust’s Declaration of Trust authorizes for each series the issuance of an unlimited number of shares of beneficial interest, without par value. The Fund records sales and repurchases of its capital stock on the trade date. The cost of securities contributed to the Fund in connection with the issuance of shares is based on the valuation of those securities in accordance with the Fund’s policy on investment valuation.

At December 31, 2014, certain unaffiliated shareholders of record, specifically omnibus accounts, individually or collectively held greater than 10% of the net assets of the Fund as follows: two collectively own 65%. Transactions by these shareholders may have a material impact on the Fund.

h. REPURCHASE AGREEMENTS

The Fund may enter into repurchase agreements provided that the value of the underlying collateral, including accrued interest, will equal or exceed the value of the repurchase agreement during the term of the agreement. The underlying collateral for all repurchase agreements is held in safekeeping by the Fund’s custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. At December 31, 2014, the market value of repurchase agreements outstanding was $20,055,817.

2. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

The Trust has entered into an investment advisory agreement under which the Investment Manager, a subsidiary and the U.S. retail distribution arm of Affiliated Managers Group, Inc. (“AMG”), serves as Investment Manager to the Fund and is responsible for the Fund’s overall administration and operations. The Investment Manager selects subadvisors for the Fund (subject to Board approval) and monitors the subadvisor’s investment performance, security holdings and investment strategies. The Fund’s investment portfolio is managed by one or more portfolio managers who serve pursuant to a subadvisory agreement with the Investment Manager.

Investment management fees are paid directly by the Fund to the Investment Manager based on average daily net assets. For the year ended December 31, 2014, the Fund paid an investment management fee at the annual rate of 0.90% of the average daily net assets of the Fund.

The Investment Manager has contractually agreed, through at least May 1, 2015, to waive management fees (but not below zero) and/or reimburse Fund expenses in order to limit total annual Fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 1.32% of the Fund’s average daily net assets subject to later reimbursement by the Fund in certain circumstances. The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the Investment Manager of the Fund or a successor fund, by mutual agreement of the Investment Manager and the AMG Funds’ Board of Trustees; provided, however, that no such termination shall affect the obligation (including the amount of the obligation) of the Trust, on behalf of the Fund, to repay amounts previously paid, waived or reimbursed by the Investment Manager with respect to periods prior to the date of such termination.

The Fund is obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within thirty-six (36) months after the waiver or reimbursement and that such repayment would not cause the Fund’s total annual operating expenses after fee waiver and expense reimbursements in any such future year to exceed the Fund’s expense contractual expense limitation amount. For the year ended December 31, 2014, the Fund’s components of reimbursement available are detailed in the following chart:

Reimbursement Available - 12/31/13	$1,373,309
Additional Reimbursements	1,635,874
Repayments	—
Expired Reimbursements	(389,841)

Reimbursement Available - 12/31/14	$2,619,342

The Fund has entered into an Administration and Shareholder Servicing Agreement under which the Investment Manager serves as the Fund’s administrator (the “Administrator”) and is responsible for all aspects of managing the Fund’s operations, including administration and shareholder services to the Fund, its shareholders, and certain institutions, such as bank trust departments, broker-dealers and registered investment advisers, that advise or act as an intermediary with the Fund’s shareholders. The Fund pays a fee to the Administrator at the rate of 0.25% per annum of the Fund’s average daily net assets for this service.

The aggregate annual retainer paid to each Independent Trustee of the Board is $130,000, plus $7,000 or $2,500 for each regular or special meeting

16

Notes to Financial Statements (continued)

attended, respectively. The Independent Chairman of the Trusts receives an additional payment of $35,000 per year. The Chairman of the Audit Committee receives an additional payment of $15,000 per year. The Trustees’ fees and expenses are allocated among all of the Funds in the Trusts for which the Investment Manager serves as the advisor based on the relative net assets of such Funds. The “Trustees fees and expenses” shown in the financial statements represents each Fund’s allocated portion of the total fees and expenses paid by the AMG Funds family of mutual funds (“AMG Funds family”).

Prior to January 1, 2014, the aggregate annual retainer paid to each Independent Trustee of the Board was $105,000, plus $6,000 or $2,500 for each regular or special meeting attended, respectively. The Independent Chairman of the Trusts formerly received an additional payment of $25,000 per year. The Chairman of the Audit Committee formerly received an additional payment of $10,000 per year.

The Fund is distributed by AMG Distributors, Inc. (formerly Managers Distributors, Inc.) (the “Distributor”), a wholly-owned subsidiary of the Investment Manager. The Distributor serves as the distributor and underwriter for the Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of the Fund will be continuously offered and will be sold directly to prospective purchasers and through brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. Subject to the compensation arrangement discussed below, generally the Distributor bears all or a portion of the expenses of providing services pursuant to the distribution agreement, including the payment of the expenses relating to the distribution of prospectuses for sales purposes and any advertising or sales literature. Certain Trustees and Officers of the Fund are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

The Board has approved reimbursement payments to the Investment Manager for shareholder servicing expenses (“shareholder servicing fees”) incurred. Shareholder servicing fees include payments to third parties such as a bank, broker-dealer, trust company or other financial intermediaries who provide shareholder recordkeeping, account servicing and other services. The Fund may reimburse the Investment Manager for the actual amount incurred up to a maximum annual rate of the Fund’s average daily net asset value as shown in table below.

The impact on the annualized expense ratio for the year ended December 31, 2014, was as follows:

Maximum Amount Allowed	Actual Amount Incurred
0.25%	0.25%

The Securities and Exchange Commission has granted an exemptive order that permits the Fund to lend and borrow money for certain temporary purposes directly to and from other eligible Funds in the AMG Funds family. Participation in this interfund lending program is voluntary for both the borrowing and lending Funds, and an interfund loan is only made if it benefits each participating Fund. The Investment Manager administers the program according to procedures approved by the Board, and the Board monitors the operation of the program.

An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating Funds. For the year ended December 31, 2014, the Fund lent varying amounts not exceeding $3,200,466, for nine days earning interest of $265. The interest earned is included in the Statement of Operations as interest income. At December 31, 2014, the Fund had no interfund loans outstanding.

3. PURCHASE AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term and U.S. Government obligations) for the year ended December 31, 2014, were $808,497,317 and $441,795,277, respectively. There were no purchases or sales of U.S. Government obligations for the Fund.

4. PORTFOLIO SECURITIES LOANED

The Fund participates in a securities lending program offered by BNYM (the “Program”), providing for the lending of securities to qualified brokers. Securities lending income includes earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the Program, and the Fund, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash and is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Under the terms of the Program, the Fund is indemnified for such losses by BNYM. Cash collateral is held in a separate account managed by BNYM, who is authorized to exclusively enter into overnight government repurchase agreements. BNYM bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower due to any loss on the collateral invested. At December 31, 2014, the value of the securities loaned and cash collateral received was $19,578,054 and $20,055,817, respectively.

5. COMMITMENTS AND CONTINGENCIES

Under the Trust’s organizational documents, its trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Fund under these arrangements is unknown, as this would involve future claims that may be made against a Fund that have not yet occurred. However, based on experience, the Fund had no prior claims or losses and expect the risks of loss to be remote.

6. MASTER NETTING AGREEMENTS

The Fund may enter into master netting agreements with its counterparties for the securities lending program and repurchase agreements, which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate net exposure to the

17

Notes to Financial Statements (continued)

defaulting party or request additional collateral. For financial reporting purposes, the Fund does not offset financial assets and financial liabilities that are subject to master netting agreements in the Statement of Assets and Liabilities. For securities lending transactions, see Note 4.

The following table is a summary of the Fund’s open repurchase agreements which are subject to a master netting agreement as of December 31, 2014:

	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Gross Amount Not Offset in the Statement of Assets and Liabilities
		Financial Instruments	Cash Collateral Received	Net Amount
Cantor Fitzgerald Securities, Inc.	$4,763,269	$4,763,269	—	—
Citigroup Global Markets, Inc.	1,002,741	1,002,741	—	—
Daiwa Capital Markets America	4,763,269	4,763,269	—	—
Nomura Securities USA, Inc.	4,763,269	4,763,269	—	—
State of Wisconsin Investment Board	4,763,269	4,763,269	—	—

Total	$20,055,817	$20,055,817	—	—

7. SUBSEQUENT EVENTS

The Fund has determined that no material events or transactions occurred through the issuance date of the Fund’s financial statements which require additional disclosure in or adjustment of the Fund’s financial statements.

TAX INFORMATION (unaudited)

AMG Managers Skyline Special Equities Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation act of 2003. The 2014 Form 1099-DIV you receive for the Fund will show the tax status of all distributions paid to you during the year.

Pursuant to section 852 of the Internal Revenue Code, AMG Managers Skyline Special Equities Fund hereby designates $27,927,927, as a capital gain distribution with respect to the taxable year ended December 31, 2014, or if subsequently determined to be different, the net capital gains of such fiscal year.

18

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF AMG FUNDS AND THE SHAREHOLDERS OF AMG

Managers Skyline Special Equities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AMG Managers Skyline Special Equities Fund (formerly, Skyline Special Equities Portfolio) (the “Fund”) at December 31, 2014, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 26, 2015

19

AMG Funds

Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 800 Connecticut Avenue, Norwalk, Connecticut 06854.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Number of Funds Overseen in Fund Complex	Name, Date of Birth, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
• Trustee since 2012 • Oversees 44 Funds in Fund Complex	Bruce B. Bingham, 12/1/48 Partner, Hamilton Partners (real estate development firm) (1987-Present); Trustee of Aston Funds (27 portfolios) (2014-Present); Director of The Yacktman Funds (2000-2012).

• Independent Chairman • Trustee since 1999 • Oversees 44 Funds in Fund Complex

William E. Chapman, II, 9/23/41

President and Owner, Longboat Retirement Planning Solutions (1998-Present); Hewitt Associates, LLC (part time) (provider of Retirement and Investment Education Seminars) (2002-2009); Trustee Emeritus of Bowdoin College (2013-Present), Trustee of Bowdoin College (2002-2013); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (27 portfolios) (2010-Present).

• Trustee since 1999 • Oversees 44 Funds in Fund Complex

Edward J. Kaier, 9/23/45

Attorney at Law and Partner, Teeters Harvey Marrone & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (27 portfolios) (2010-Present).

• Trustee since 2013 • Oversees 46 Funds in Fund Complex

Kurt A. Keilhacker, 10/5/63

Managing Member, TechFund Capital (1997-Present); Managing Member, TechFund Europe (2000-Present); Trustee, Gordon College (2001-Present); Board Member, 6wind SA, (2002-Present); Managing Member, Clapham Partners I, LLC (2013-Present); Trustee of Aston Funds (27 portfolios) (2014-Present).

• Trustee since 2004 • Oversees 44 Funds in Fund Complex

Steven J. Paggioli, 4/3/50

Independent Consultant (2002-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986-2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001); Trustee, Professionally Managed Portfolios (43 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Chase Investment Counsel (2008 – Present); Trustee of Aston Funds (27 portfolios) (2010-Present).

• Trustee since 2013 • Oversees 44 Funds in Fund Complex	Richard F. Powers III, 2/2/46 Adjunct Professor, Boston College (2011-Present); Trustee of Aston Funds (27 portfolios) (2014-Present); President and CEO of Van Kampen Investments Inc. (1998-2003).

• Trustee since 1999 • Oversees 46 Funds in Fund Complex

Eric Rakowski, 6/5/58

Professor, University of California at Berkeley School of Law (1990-Present); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (27 portfolios) (2010-Present).

• Trustee since 2013 • Oversees 46 Funds in Fund Complex	Victoria L. Sassine, 8/11/65 Lecturer, Babson College (2007 – Present); Trustee of Aston Funds (27 portfolios) (2014-Present).

• Trustee since 2004 • Oversees 44 Funds in Fund Complex

Thomas R. Schneeweis, 5/10/47

Professor Emeritus, University of Massachusetts (2013 - Present); Partner, S Capital Management, LLC (2007-Present); President, TRS Associates (1982-Present); Director, CISDM at the University of Massachusetts, (1996-2013); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-2013); Professor of Finance, University of Massachusetts (1977-2013); Partner, White Bear Partners, LLC (2007-2010); Partner, Northampton Capital Management, LLC (2004-2010); Trustee of Aston Funds (27 portfolios) (2010-Present).

20

AMG Funds

Trustees and Officers (continued)

Interested Trustees

Each Trustee in the following table is an “interested person” of the Trust within the meaning of the 1940 Act. Ms. Carsman is an interested person of the Trust within the meaning of the 1940 Act by virtue of her position with, and interest in securities of, AMG, and her former position as Chief Legal Officer of the Trust.

Number of Funds Overseen in Fund Complex	Name, Date of Birth, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
• Trustee since 2011 • Oversees 46 Funds in Fund Complex

Christine C. Carsman, 4/2/52

Senior Vice President and Deputy General Counsel, Affiliated Managers Group, Inc. (2011-Present); Trustee of Aston Funds (27 portfolios) (2014-Present); Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2007-2011); Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-2007); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2004-2011); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004).

Officers

Position(s) Held with Fund and Length of Time Served	Name, Date of Birth, Principal Occupation(s) During Past 5 Years
• President since 2014 • Principal Executive Officer since 2014

Jeffrey T. Cerutti, 2/7/68

Chief Executive Officer, AMG Funds LLC (2014-Present); Director, President and Principal, AMG Distributors, Inc. (2014-Present); President, VP Distributors, (2011-2014); Executive Vice President, Head of Distribution, Virtus Investment Partners, Inc. (2010-2014); Managing Director, Head of Sales, UBS Global Asset Management (2001-2010).

• Chief Operating Officer since 2007

Keitha L. Kinne, 5/16/58

Chief Operating Officer, AMG Funds LLC (2007-Present); Chief Investment Officer, AMG Funds LLC (2008-Present); Chief Operating Officer, AMG Distributors, Inc. (2007-Present); Managing Partner, AMG Funds LLC (2007-2014); President, AMG Funds (2012-2014); President, AMG Distributors, Inc. (2012-2014); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006).

• Secretary since 2011 • Chief Legal Officer since 2011

Lewis Collins, 2/22/66

Senior Vice President and Senior Counsel, Affiliated Managers Group, Inc. (2010-Present); Vice President and Senior Counsel, Affiliated Managers Group, Inc. (2006-2010); Senior Counsel, Affiliated Managers Group, Inc. (2002-2006); Attorney, Ropes & Gray LLP (1998-2002).

• Chief Financial Officer since 2007 • Treasurer since 1999 • Principal Financial Officer since 1999

Donald S. Rumery, 5/29/58

Senior Vice President, Director of Mutual Funds Services, AMG Funds LLC (2005-Present); Treasurer, AMG Funds III (1995-Present); Treasurer, AMG Funds I and AMG Funds II (2000-Present); Chief Financial Officer, AMG Funds I, AMG Funds II and AMG Funds III (2007-Present); Treasurer and Chief Financial Officer, AMG Distributors, Inc. (2000-2012); Vice President, AMG Funds LLC, (1994-2004).

• Assistant Treasurer since 2014

John C. Ball, 1/9/76

Vice President, Assistant Treasurer, AMG Funds LLC (2014-Present); Vice President, State Street Corp. (2010-2014); Vice President, State Street International (Ireland) Limited (2007-2010).

• Chief Compliance Officer since 2010

John J. Ferencz, 3/9/62

Vice President, AMG Funds LLC (2010-Present); Vice President, Chief Compliance Officer—AMG Family of Funds, AMG Funds LLC (2010-Present); Code of Ethics Reporting Officer and Sarbanes Oxley Code of Ethics Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2010-Present); Senior Compliance Analyst, Mutual Funds and Regulatory, GE Asset Management Incorporated (2005-2010).

• Assistant Secretary since 2011

Michael S. Ponder, 9/12/73

Senior Vice President Counsel, AMG Funds LLC (2011-Present); Attorney, DeNovo Legal (2009-2010); Vice President, Credit Suisse (2007-2009); Associate, Willkie Farr & Gallagher LLP (2006-2007).

• Anti-Money Laundering Compliance Officer since 2014

Patrick J. Spellman, 03/15/74

Senior Vice President, Chief Compliance Officer, AMG Funds LLC (2011-Present); Chief Compliance Officer, AMG Distributors, Inc., (2010-Present); Compliance Manager, Legal and Compliance, Affiliated Managers Group, Inc. (2005-2011).

21

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INVESTMENT MANAGER AND ADMINISTRATOR

AMG Funds LLC

800 Connecticut Avenue

Norwalk, CT 06854

(800) 835-3879

DISTRIBUTOR

AMG Distributors, Inc.

800 Connecticut Avenue

Norwalk, CT 06854

(800) 835-3879

SUBADVISOR

Skyline Asset Management, L.P.

120 South LaSalle Street, Suite 1320

Chicago, IL 606003

CUSTODIAN

The Bank of New York Mellon

2 Hanson Place

Brooklyn, NY 11217

LEGAL COUNSEL

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, MA 02199-3600

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

Attn: AMG Funds.

P.O. Box 9769

Providence, RI 02940

(800) 548-4539

This report is prepared for the Fund’s shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.835.3879. Distributed by AMG Distributors, Inc., member FINRA/SIPC.

Current net asset values per share for the Fund are available on the Fund’s website at www.amgfunds.com.

A description of the policies and procedures the Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) Web site at www.sec.gov. For information regarding the Fund’s proxy voting record for the 12-month period ended June 30, call 800.835.3879 or visit the SEC Web site at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. A Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To review a complete list of the Fund’s portfolio holdings, or to view the most recent quarterly holdings report, semiannual report, or annual report, please visit www.amgfunds.com.

www.amgfunds.com |

AFFILIATE SUBADVISED FUNDS

ALTERNATIVE FUNDS

AMG FQ Global Alternatives

First Quadrant, L.P.

BALANCED FUNDS

AMG Chicago Equity Partners Balanced

Chicago Equity Partners, LLC

AMG FQ Global Risk-Balanced

(formerly Managers AMG FQ Global Essentials)

First Quadrant, L.P.

EQUITY FUNDS

AMG Chicago Equity Partners Small Cap Value

Chicago Equity Partners, LLC

AMG FQ Tax-Managed U.S. Equity

AMG FQ U.S. Equity

First Quadrant, L.P.

AMG Frontier Small Cap Growth

Frontier Capital Management Company, LLC

AMG GW&K Small Cap Core

(formerly GW&K Small Cap Equity)

Gannett Welsh & Kotler, LLC

AMG Renaissance International Equity

AMG Renaissance Large Cap Growth

The Renaissance Group LLC

AMG SouthernSun Small Cap

AMG SouthernSun U.S. Equity

SouthernSun Asset Management, LLC

AMG Systematic Large Cap Value

(formerly Systematic Value)

AMG Systematic Mid Cap Value

Systematic Financial Management, L.P.

AMG TimesSquare All Cap Growth

(formerly Managers AMG TSCM Growth Equity)

AMG TimesSquare International Small Cap

AMG TimesSquare Mid Cap Growth

AMG TimesSquare Small Cap Growth

TimesSquare Capital Management, LLC

AMG Trilogy Emerging Markets Equity

AMG Trilogy Global Equity

AMG Trilogy International Small Cap

Trilogy Global Advisors, L.P.

AMG Yacktman Focused

AMG Yacktman

Yacktman Asset Management LP

FIXED INCOME FUNDS

AMG GW&K Enhanced Core Bond

(formerly Managers AMG GW&K Fixed Income)

AMG GW&K Municipal Bond

AMG GW&K Municipal Enhanced Yield

Gannett Welsh & Kotler, LLC

OPEN-ARCHITECTURE FUNDS

EQUITY FUNDS

AMG Managers Brandywine Advisors Mid Cap Growth

AMG Managers Brandywine Blue

AMG Managers Brandywine

Friess Associates, LLC

AMG Managers Cadence Capital Appreciation

AMG Managers Cadence Emerging Companies

AMG Managers Cadence Mid Cap

Cadence Capital Management, LLC

AMG Managers Emerging Opportunities

(formerly Managers Micro-Cap)

Lord, Abbett & Co. LLC

WEDGE Capital Management L.L.P.

Next Century Growth Investors LLC

RBC Global Asset Management (U.S.) Inc.

AMG Managers Essex Small/Micro Cap Growth

Essex Investment Management Co., LLC

AMG Managers Real Estate Securities

CenterSquare Investment Management, Inc.

AMG Managers Skyline Special Equities

(formerly Skyline Special Equities Portfolio)

Skyline Asset Management, L.P.

AMG Managers Special Equity

Ranger Investment Management, L.P.

Lord, Abbett & Co. LLC

Smith Asset Management Group, L.P.

Federated MDTA LLC

FIXED INCOME FUNDS

AMG Managers Bond

AMG Managers Global Income Opportunity

Loomis, Sayles & Co., L.P.

AMG Managers High Yield

J.P. Morgan Investment Management Inc.

AMG Managers Intermediate Duration Government

AMG Managers Short Duration Government

Amundi Smith Breeden LLC

AMG Managers Total Return Bond

(formerly Managers PIMCO Bond)

Pacific Investment Management Co. LLC

| www.amgfunds.com

ANNUAL REPORT

AMG Funds

December 31, 2014

AMG GW&K Enhanced Core Bond Fund

(formerly Managers AMG GW&K Fixed Income Fund)

Investor Class: MFDAX    |    Service Class: MFDSX    |    Class C: MFDCX

Institutional Class: MFDYX

AMG GW&K Municipal Bond Fund

Investor Class: GWMTX    |    Service Class: GWMSX    |    Institutional Class: GWMIX

AMG GW&K Municipal Enhanced Yield Fund

Investor Class: GWMNX    |    Service Class: GWMRX    |    Institutional Class: GWMEX

AMG GW&K Small Cap Core Fund

(formerly GW&K Small Cap Equity Fund)

Investor Class: GWETX    |    Service Class: GWESX    |    Institutional Class: GWEIX

www.amgfunds.com |	AR020-1214

AMG Funds

Annual Report—December 31, 2014

TABLE OF CONTENTS	PAGE
LETTER TO SHAREHOLDERS	2

ABOUT YOUR FUND’S EXPENSES	3

PORTFOLIO MANAGER’S COMMENTS, FUND SNAPSHOTS, AND SCHEDULES OF PORTFOLIO INVESTMENTS

AMG GW&K Enhanced Core Bond Fund	4
AMG GW&K Municipal Bond Fund	10
AMG GW&K Municipal Enhanced Yield Fund	20
AMG GW&K Small Cap Core Fund	27

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS	32

FINANCIAL STATEMENTS

Statement of Assets and Liabilities	35
Balance sheets, net asset value (NAV) per share computations and cumulative undistributed amounts

Statement of Operations	36
Detail of sources of income, expenses, and realized and unrealized gains (losses) during the year

Statements of Changes in Net Assets	37
Detail of changes in assets for the past two years

Financial Highlights	39
Historical net asset values per share, distributions, total returns, income and expense ratios, turnover ratios and net assets

Notes to Financial Highlights	47

Notes to Financial Statements	48
Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	56

TRUSTEES AND OFFICERS	57

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the AMG Fund family of mutual funds. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

DEAR SHAREHOLDER:

The year ended December 31, 2014, was another period of strong equity returns. The S&P 500 Index, a widely followed barometer of the U.S. equity market, rose more than 13% during the past 12 months. International stocks, by comparison, had negative performance, as measured by the MSCI ACWI ex US Index (in U.S. Dollar terms). The first quarter of 2014 marked the five-year anniversary of the equity bull market. Despite a few bouts of volatility and persistent doubts about the strength of the economic recovery since the beginning of the bull market, the S&P 500 Index had a cumulative gain (through December 31, 2014) of 244% (including reinvestment of dividends) since the market bottom on March 9, 2009.

Meanwhile, the Barclays U.S. Aggregate Bond Index, a broad U.S. bond market benchmark, returned 6% during 2014. Bond markets have also performed strongly during this period, to the surprise of many, despite the unwinding of the U.S. Federal Reserve’s bond-buying program known as QE3.

In 2014, Managers Investment Group was rebranded as AMG Funds. Our new name helps align our fund family more closely with our parent company, Affiliated Managers Group (“AMG”). While the names of funds branded under AMG changed slightly, the ticker symbols remain the same. There was no change to the legal or ownership structure of the funds and the name change will have no impact on their management.

Our foremost goal at AMG Funds is to provide investment products and solutions that help our shareholders and clients successfully reach their long-term investment goals. We do this by partnering with many of AMG’s affiliate investment boutiques to offer a distinctive array of actively managed, return-oriented funds. In addition, we oversee and distribute a number of complementary mutual funds sub-advised by unaffiliated investment managers. We thank you for your continued confidence and investment in AMG Funds. You can rest assured that, under all market conditions, our team is focused on delivering excellent investment management services for your benefit.

Respectfully,

Jeffery Cerutti

President

AMG Funds

Average Annual Total Returns		Periods ended December 31, 2014
Stocks:		1 Year	3 Years	5 Years
Large Caps	(S&P 500 Index)	13.69%	20.41%	15.45%
Small Caps	(Russell 2000® Index)	4.89%	19.21%	15.55%
International	(MSCI All Country World ex USA Index)	(3.87)%	8.99%	4.43%
Bonds:
Investment Grade	(Barclays U.S. Aggregate Bond Index)	5.97%	2.66%	4.45%
High Yield	(Barclays U.S. High Yield Bond Index)	2.45%	8.43%	9.03%
Tax-exempt	(Barclays Municipal Bond Index)	9.05%	4.30%	5.16%
Treasury Bills	(BofA Merrill Lynch 6-month U.S. Treasury Bill)	0.12%	0.16%	0.22%

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Year Ended December 31, 2014	Expense Ratio for the Period	Beginning Account Value 7/01/14	Ending Account Value 12/31/14	Expenses Paid During the Period*
AMG GW&K Enhanced Core Bond Fund
Investor Class
Based on Actual Fund Return	0.84%	$1,000	$1,000	$4.23
Hypothetical (5% return before expenses)	0.84%	$1,000	$1,021	$4.28
Service Class
Based on Actual Fund Return	0.62%	$1,000	$1,001	$3.13
Hypothetical (5% return before expenses)	0.62%	$1,000	$1,022	$3.16
Class C
Based on Actual Fund Return	1.59%	$1,000	$996	$8.00
Hypothetical (5% return before expenses)	1.59%	$1,000	$1,017	$8.08
Institutional Class
Based on Actual Fund Return	0.59%	$1,000	$1,001	$2.98
Hypothetical (5% return before expenses)	0.59%	$1,000	$1,022	$3.01
AMG GW&K Municipal Bond Fund
Investor Class
Based on Actual Fund Return	0.87%	$1,000	$1,021	$4.43
Hypothetical (5% return before expenses)	0.87%	$1,000	$1,021	$4.43
Service Class
Based on Actual Fund Return	0.50%	$1,000	$1,023	$2.55
Hypothetical (5% return before expenses)	0.50%	$1,000	$1,023	$2.55
Institutional Class
Based on Actual Fund Return	0.34%	$1,000	$1,024	$1.73
Hypothetical (5% return before expenses)	0.34%	$1,000	$1,024	$1.73
AMG GW&K Municipal Enhanced Yield Fund
Investor Class
Based on Actual Fund Return	1.03%	$1,000	$1,050	$5.32
Hypothetical (5% return before expenses)	1.03%	$1,000	$1,020	$5.24
Service Class
Based on Actual Fund Return	0.68%	$1,000	$1,051	$3.52
Hypothetical (5% return before expenses)	0.68%	$1,000	$1,022	$3.47
Institutional Class
Based on Actual Fund Return	0.64%	$1,000	$1,051	$3.31
Hypothetical (5% return before expenses)	0.64%	$1,000	$1,022	$3.26
AMG GW&K Small Cap Core Fund
Investor Class
Based on Actual Fund Return	1.45%	$1,000	$1,017	$7.37
Hypothetical (5% return before expenses)	1.45%	$1,000	$1,018	$7.37
Service Class
Based on Actual Fund Return	1.10%	$1,000	$1,019	$5.60
Hypothetical (5% return before expenses)	1.10%	$1,000	$1,020	$5.60
Institutional Class
Based on Actual Fund Return	0.95%	$1,000	$1,020	$4.84
Hypothetical (5% return before expenses)	0.95%	$1,000	$1,020	$4.84

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

3

AMG GW&K Enhanced Core Bond Fund

Portfolio Manager’s Comments

THE YEAR IN REVIEW

AMG GW&K Enhanced Core Bond Fund Institutional Class (the Fund) returned 5.85% for the year ended December 31, 2014, compared to the return of 5.97% for the Barclays U.S. Aggregate Bond Index. Please note that this Fund has multiple share classes. Performance for all classes can be found on the Fund’s performance page at www.amgfunds.com

Fixed-income markets saw mixed performance in the fourth quarter amid concerns about anemic global growth, the rising threat of deflation and the implications of falling energy prices after a strong first nine months to the year for bonds. The end of the year offered economic data in the U.S. that contained further evidence that a meaningful domestic recovery is finally taking hold, with GDP growing at its fastest pace in more than ten years. The U.S. has stood apart from the rest of the world with respect to monetary policy. The U.S. Federal Reserve (the Fed) brought QE3 to an end towards the end of 2014 and adopted increasingly hawkish language, while the European Central Bank and Bank of Japan ramped up asset purchases and hinted at further easing. And so, interest rates extended their year-long rally on the back of both a flight-to-quality and demand for the relative attractiveness of U.S. debt, ultimately ending the year near historic lows.

We expect the recent uptick in volatility to persist in 2015. Despite a U.S. economy that continues to show strength, the impending rate hike from the Fed and the implications of falling energy prices will ensure that uncertainty persists in both the interest rate and credit markets. We also anticipate further flattening of the yield curve as we approach the first rate hike. Additionally, the unique strength of the U.S., amid a global economy characterized by the threat of deflation, slow growth, and geopolitical uncertainty, will continue to limit upside in rates, as the U.S. offers both safety and attractive valuations. Finally, we remain constructive on high-quality spread product, which we expect to benefit from improving economic fundamentals in the U.S. and a worldwide search for yield.

Within the Fund, duration and curve positioning remain essentially neutral-weight. We believe there is room for further bear flattening given the impact of impending Fed action and expectations of low inflation, but to a large extent we think this story has already been priced in. We maintain our preference for intermediate maturities, which offer carry and roll that more than offset the risk of rising rates at that part of the curve.

We continue to see value in corporate bonds relative to Treasuries, particularly following recent spread widening, given that profitability remains near peak levels and balance sheets remain solid. Corporates also provide a defensive hedge in a rising rate environment. Within investment grade, we still prefer BBB-rated credits for the incremental spread over A-rated credits for acceptable levels of additional risk. We also continue to favor the more cyclical sectors, which should benefit from the ongoing U.S. recovery and which offer the best reward for careful security selection.

We remain overweight high-yield as well. While we recognize that a prolonged decline in oil prices could lead to an increase in the overall default rate over the next several years, credit fundamentals more broadly remain strong and support a benign default outlook outside of the energy space. High-yield spreads reached their highest level in more than two years during the quarter and remain 160 basis points above their recent lows, offering not only carry and the potential for spread compression, but also protection against rising rates. We remain neutral on mortgages, despite limited room for spread compression, because they offer downside protection in a rising rate environment, as well as a defensive alternative to credit markets.

This commentary reflects the viewpoints of the portfolio manager, Gannett Welsh & Kotler, LLC as of December 31, 2014 and is not intended as a forecast or guarantee of future results

AMG GW&K Enhanced Core Bond Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG GW&K Enhanced Core Bond Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The chart compares a hypothetical $10,000 investment made in the Fund’s Investor Class shares on December 31, 2004, with a $10,000 investment made in the Barclays U.S. Aggregate Bond Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns for the Fund would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG GW&K Enhanced Core Bond Fund and the Barclays U.S. Aggregate Bond Index for the same time periods ended December 31, 2014.

	One	Five	Ten	Since	Inception
Average Annual Total Returns[1]	Year	Years	Years	Inception	Date
AMG GW&K Enhanced Core Bond Fund [2,3,4,5]
Investor Class	5.58%	5.93%	5.49%	6.15%	01/02/97
Service Class	5.84%	—	—	3.09%	11/30/12
Class C6	4.79%	5.13%	4.70%	5.36%	03/05/98
Institutional Class	5.85%	6.19%	5.75%	6.56%	01/02/97

Barclays U.S. Aggregate Bond Index[7]	5.97%	4.45%	4.71%	5.73%	01/02/97	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call (800) 835-3879 or visit our website at www.amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Funds are distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects inception date of the Fund, not the index.
[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2014. All returns are in U.S. dollars ($).
[2]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]	Fixed income funds are subject to the risks associated with investments in debt securities, such as default risk and fluctuations in the perception of the debtor’s ability to pay its creditors.
[4]	High Yield bonds (also known as “junk bonds”) are subject to additional risks such as the risk of default.
[5]	Changing interest rates may adversely affect the value of a fixed income investment. An increase in interest rates typically causes the value of bonds and other fixed income securities to fall.
[6]	Closed to new investments.
[7]	The Barclays U.S. Aggregate Bond Index is an index of the U.S. investment grade, fixed-rate bond market, including both government and corporate bonds. Unlike the Fund, the Barclays U.S. Aggregate Bond Index is unmanaged, is not available for investment, and does not incur expenses.

Not FDIC insured, nor bank guaranteed. May lose value.

AMG GW&K Enhanced Core Bond Fund

Fund Snapshots (unaudited)

December 31, 2014

PORTFOLIO BREAKDOWN

Sector	AMG GW&K Enhanced Core Bond Fund**
Industrials	43.8%
U.S. Government and Agency Obligations	30.1%
Financials	15.6%
Municipal Bonds	6.4%
Other Assets and Liabilities	4.1%

**	As a percentage of net assets.

Rating	AMG GW&K Enhanced Core Bond Fund†
U.S. Government and Agency Obligations	31.4%
Aa	6.3%
A	9.8%
Baa	34.8%
Ba	14.3%
B	3.4%

†	As a percentage of market value of fixed-income securities.

TOP TEN HOLDINGS

Security Name	% of Net Assets
FNMA, 5.500%, 02/01/39	4.9%
FNMA, 4.500%, 05/01/39*	4.4
FHLMC Gold Pool, 5.000%, 10/01/36*	3.9
United States Treasury Notes, 6.250%, 08/15/23*	2.5
Starwood Hotels & Resorts Worldwide, Inc., 4.500%, 10/01/34	2.2
FNMA, 6.000%, 06/01/36*	2.1
FNMA, 5.500%, 05/01/25*	2.1
FNMA, 6.000%, 10/01/39*	2.1
California State General Obligation, Build America Bonds, 7.550%, 04/01/39	2.1
The Goldman Sachs Group, Inc., 6.130%, 02/15/33	2.0

Top Ten as a Group	28.3%

*	Top Ten Holding as of June 30, 2014.

Credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”). These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG GW&K Enhanced Core Bond Fund

Schedule of Portfolio Investments

December 31, 2014

	Principal Amount	Value
Corporate Bonds and Notes - 59.4%
Financials - 15.6%
Ally Financial, Inc., 8.000%, 03/15/20	$550,000	$650,375
American Tower Corp.,
5.050%, 09/01/20	355,000	385,630
7.250%, 05/15/19	1,120,000	1,309,116
Associates Corp. of North America, 6.950%, 11/01/18	725,000	847,516
Bank of America Corp., Series M, 8.125%, 12/29/49[1]	520,000	563,550
General Electric Capital Corp., Series GMTN, 6.000%, 08/07/19	775,000	902,378
The Goldman Sachs Group, Inc., 6.125%, 02/15/33	1,445,000	1,776,318
International Lease Finance Corp., 8.250%, 12/15/20	550,000	664,125
JPMorgan Chase & Co., Series 1, 7.900%, 04/29/49[1]	1,195,000	1,292,154
Morgan Stanley, Series GMTN, 5.500%, 07/28/21	750,000	852,348
The PNC Financial Services Group, Inc., 6.750%, 07/29/49[1,2]	1,165,000	1,284,413
Wells Fargo & Co., Series K, 7.980%, 03/29/49[1]	1,215,000	1,347,131
Weyerhaeuser Co., 8.500%, 01/15/25	1,340,000	1,773,911
Total Financials		13,648,965
Industrials - 43.8%
Alcoa, Inc., 5.125%, 10/01/24	855,000	907,812
American Axle & Manufacturing, Inc., 6.625%, 10/15/22	600,000	639,000
ArcelorMittal, 10.350%, 06/01/19 (b)	530,000	641,963
Burlington Northern Santa Fe LLC, 6.150%, 05/01/37	1,335,000	1,762,993
Calumet Specialty Products Partners L.P. / Calumet Finance Corp., 7.625%, 01/15/22	600,000	558,000
CBS Corp., 3.375%, 03/01/22	850,000	855,011
CenturyLink, Inc., Series S, 6.450%, 06/15/21	605,000	651,888
CF Industries, Inc., 7.125%, 05/01/20	1,435,000	1,711,545
Chesapeake Energy Corp., 6.125%, 02/15/21	615,000	648,825
Cimarex Energy Co., 4.375%, 06/01/24[2]	500,000	478,750
Cloud Peak Energy Resources LLC / Cloud Peak Energy Finance Corp., 6.375%, 03/15/24	500,000	467,500
Comcast Corp., 7.050%, 03/15/33	660,000	920,946
CONSOL Energy, Inc., 5.875%, 04/15/22 (a)	500,000	467,500
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc.,
5.000%, 03/01/21	550,000	600,573
5.200%, 03/15/20	1,000,000	1,107,017
Energy Transfer Equity, L.P., 7.500%, 10/15/20	570,000	635,550
Ford Motor Co., 7.450%, 07/16/31	670,000	911,989
Freeport-McMoran Oil & Gas LLC/FCX Oil & Gas Inc., 6.750%, 02/01/22	765,000	843,413
Frontier Communications Corp., 8.500%, 04/15/20	565,000	632,800
General Motors Co., 6.250%, 10/02/43	750,000	899,700

The accompanying notes are an integral part of these financial statements.

AMG GW&K Enhanced Core Bond Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Industrials - 43.8% (continued)
Georgia-Pacific LLC, 8.000%, 01/15/24	$645,000	$858,857
Hornbeck Offshore Services, Inc., 5.875%, 04/01/20	600,000	537,000
Host Hotels & Resorts, L.P., Series C, 4.750%, 03/01/23	815,000	867,490
International Paper Co., 7.500%, 08/15/21	675,000	842,567
L-3 Communications Corp., 4.950%, 02/15/21	1,185,000	1,289,671
Lear Corp.,
4.750%, 01/15/23	600,000	601,500
5.375%, 03/15/24	350,000	359,625
The Mosaic Co., 4.250%, 11/15/23	840,000	888,003
NuStar Logistics, L.P., 6.750%, 02/01/21	450,000	477,060
Offshore Group Investment, Ltd., 7.500%, 11/01/19	500,000	375,000
Owens Corning, 4.200%, 12/15/22	855,000	869,140
Peabody Energy Corp., 6.250%, 11/15/21[2]	850,000	729,938
QVC, Inc., 5.125%, 07/02/22	830,000	874,865
The Ryland Group, Inc., 6.625%, 05/01/20	650,000	692,250
Sprint Corp., 7.875%, 09/15/23	600,000	595,320
Starwood Hotels & Resorts Worldwide, Inc., 4.500%, 10/01/34	1,900,000	1,944,086
Teck Resources, Ltd., 6.125%, 10/01/35	1,200,000	1,097,395
Teekay Corp., 8.500%, 01/15/20	600,000	670,320
Thompson Creek Metals Co., Inc., 9.750%, 12/01/17[2]	525,000	548,625
Time, Inc., 5.750%, 04/15/22 (a)	750,000	727,500
T-Mobile USA, Inc., 6.633%, 04/28/21	280,000	288,400
Tyson Foods, Inc., 4.875%, 08/15/34	845,000	929,890
United Continental Holdings, Inc., 6.375%, 06/01/18	550,000	583,000
Verizon Communications, Inc., 5.150%, 09/15/23	780,000	861,911
Viacom, Inc., 6.875%, 04/30/36	675,000	859,456
Weatherford International, Ltd./Bermuda, 9.625%, 03/01/19	968,000	1,149,130
The Williams Cos., Inc., 8.750%, 03/15/32	1,360,000	1,590,970
Total Industrials		38,451,744
Total Corporate Bonds and Notes (cost $52,247,422)		52,100,709
Municipal Bonds - 6.4%
California State General Obligation, Build America Bonds, 7.550%, 04/01/39	1,175,000	1,814,423
Illinois State General Obligation, 5.365%, 03/01/17	1,150,000	1,233,663
JobsOhio Beverage System, Series B, 3.985%, 01/01/29	745,000	773,057
Metropolitan Transportation Authority NY Revenue, Build America Bonds, 6.668%, 11/15/39	685,000	936,059
New Jersey Economic Development Authority, Series A, 7.425%, 02/15/29 (National Insured)[3]	685,000	873,724
Total Municipal Bonds (cost $5,446,055)		5,630,926

The accompanying notes are an integral part of these financial statements.

AMG GW&K Enhanced Core Bond Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
U.S. Government and Agency Obligations - 30.1%
Federal Home Loan Mortgage Corporation - 6.6%
FHLMC Gold Pool,
4.500%, 10/01/39	$845,157	$916,491
5.000%, 06/01/26 to 10/01/36	4,441,148	4,863,682
Total Federal Home Loan Mortgage Corporation		5,780,173
Federal National Mortgage Association - 20.6%
FNMA,
4.000%, 02/01/26	499,809	537,467
4.500%, 05/01/39	3,546,077	3,880,373
5.000%, 08/01/35	1,438,964	1,594,243
5.500%, 05/01/25 to 02/01/39	7,011,802	7,825,077
6.000%, 02/01/23 to 10/01/39	3,736,535	4,252,022
Total Federal National Mortgage Association		18,089,182
U.S. Treasury Obligations - 2.9%
United States Treasury Notes,
3.500%, 05/15/20	350,000	381,856
6.250%, 08/15/23	1,646,000	2,191,751
Total U.S. Treasury Obligations		2,573,607
Total U.S. Government and Agency Obligations (cost $25,852,016)		26,442,962
Short-Term Investments - 5.8%
Repurchase Agreements - 2.6%[4]
Cantor Fitzgerald Securities, Inc., dated 12/31/14 due 01/02/15, 0.090%, total to be received $1,000,005 (collateralized by various U.S. Government Agency Obligations, 0.000% - 10.500%, 01/01/15 - 11/20/64, totaling $1,020,000)	1,000,000	1,000,000
Daiwa Capital Markets America, dated 12/31/14, due 01/02/15, 0.120%, total to be received $316,215 (collateralized by various U.S. Government Agency Obligations, 0.000% - 6.500%, 06/01/17 - 03/01/48, totaling $322,537)	316,213	316,213
Nomura Securities International, Inc., dated 12/31/14, due 01/02/15, 0.080%, total to be received $1,000,004 (collateralized by various U.S. Government Agency Obligations, 0.000% - 8.875%, 01/07/15 -11/20/64 totaling $1,020,000)	1,000,000	1,000,000
Total Repurchase Agreements		2,316,213

	Shares
Other Investment Companies - 3.2%[5]
Dreyfus Institutional Cash Advantage Fund, Institutional Class Shares, 0.06%	2,793,853	2,793,853
Total Short-Term Investments (cost $5,110,066)		5,110,066
Total Investments - 101.7% (cost $88,655,559)		89,284,663
Other Assets, less Liabilities - (1.7)%		(1,465,232)
Net Assets - 100.0%		$87,819,431

The accompanying notes are an integral part of these financial statements.

AMG GW&K Municipal Bond Fund

Portfolio Manager’s Comments

THE YEAR IN REVIEW

For the year ended December 31, 2014, the AMG GW&K Municipal Bond Fund Institutional Class (the Fund) returned 7.80%, underperforming its benchmark, the Barclays Capital Municipal Bond 10-Year Index (the Index), which returned 8.72%. Please note that this Fund has multiple share classes. Performance for all classes can be found on the Fund’s performance page at www.amgfunds.com.

Municipals posted mixed returns in the final months of 2014–the long-end rallied hard amid signs of a deepening global slowdown, while the short-end barely broke even, held back by the prospect of U.S Federal Reserve (the Fed) rate hikes in 2015. The results continued a year-long trend that rewarded duration risk and punished those who sought to hide in shorter maturities. Throughout 2014, results in the municipal bond market were driven mainly by broader events, the behavior of municipal yields simply mirroring the massive flattening of the Treasury curve. Short rates drifted higher as nonfarm payrolls continued to expand and U.S. GDP growth rebounded in the second half of the year from a weather-induced contraction in the first quarter. Meanwhile, with growth and inflation still uncomfortably low in Europe and Japan, global capital poured into U.S. government securities, looking for an alternative to the depressed yields available on other high-quality sovereign bonds. In the waning months of the year, Fund flows were positive every week and new deals were taken down easily, with many oversubscribed, upsized and re-priced higher during order periods. Investors mostly dismissed the high profile cases of Puerto Rico and Detroit as isolated incidents. Even in the few bankruptcy cases where pensioners fared as well as or better than bondholders, negotiated settlement, rather than legal precedent, was the deciding factor.

Looking ahead, the broader markets will be hyper-focused on Fed policy. As investors try to decipher the maddening language of forward guidance, volatility is likely to increase. The fourth quarter gave us a taste of that. In this environment, municipals should offer a relative haven, one that has historically avoided the sharp swings of the Treasury market. Credit fundamentals in the municipal bond space remain solid. Tax revenues have been on the upswing for five years at the same time the states have implemented austerity measures that have modestly shrunk the level of municipal debt outstanding. Rainy day funds have been replenished and states are benefiting from the national recovery that typically trickles down with a lag. Technicals in the market are favorable as well. The fourth-quarter surge in supply is giving way to the typically slow issuance months of January and February. Pent-up demand promises to curtail any yield spike, as many investors lie in wait to leg in at more attractive levels. And yields versus Treasuries are historically cheap, particularly in the 10-year range and out longer, where nominal yields even surpass their taxable counterparts. Entering the potentially choppy waters of 2015, much of what makes municipals so secure and predictable, from the steady tax-free income stream, to the miniscule default rates, to the domestic nature of the purchasing base, should reassure those looking for a portfolio anchor.

Throughout the year, our trading activity centered on selling five-year maturities and reinvesting in 10-year bonds. With the yield curve historically steep through the majority of the year, these swaps provided a significant pickup in carry from both higher-yield and increased roll potential. Additionally, the sale prices of the shorter maturities were still at substantial premiums, gains that were set to drop sharply toward par as the bonds aged further. Meanwhile, the 10-year part of the curve performed particularly well in the bull-flattening scenario that continued to play out in the fourth quarter. As rates declined over the course of the year, however, we allowed overall duration to drift modestly lower. While any bonds shorter than the benchmark proved a drag on performance in 2014, we still maintain a healthy exposure to such positions as a hedge against rising interest rates heading into the new year.

Away from structural considerations, we deliberately upgraded credit quality toward the latter half of 2014, as investors chased yield in a declining rate environment. As spreads tightened during the year, the risk/reward calculus changed, prompting us to shed risk that we believe will become more vulnerable to re-pricing going forward. This included the tax-backed debt of certain states, a number of fully-valued hospitals and the enterprise systems of weaker local governments that trade richer than their fundamentals.

The Fund underperformed the benchmark for the year. An overweight to bonds shorter than the index was a performance negative, as longer bonds outperformed. An underweight to single-A and BBB-rated bonds was also a performance drag, as spreads tightened on most lower-quality sectors.

This commentary reflects the viewpoints of Gannett Welsh & Kotler, LLC as of December 31, 2014 and is not intended as a forecast or guarantee of future results.

AMG GW&K Municipal Bond Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG GW&K Municipal Bond Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The chart compares a hypothetical $10,000 investment made in AMG GW&K Municipal Bond Fund—Service Class on June 30, 2009, to a $10,000 investment made in the Barclays 10-Year Municipal Bond Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG GW&K Municipal Bond Fund and the Barclays 10-Year Municipal Bond Index for the same time periods ended December 31, 2014.

	One	Five	Since	Inception
Average Annual Total Returns[1]	Year	Years	Inception	Date
AMG GW&K Municipal Bond Fund [2,3,4]
Investor Class	7.39%	5.13%	5.54%	6/30/09
Service Class	7.62%	5.39%	5.80%	6/30/09
Institutional Class	7.80%	5.58%	6.07%	6/30/09
Barclays 10-Year Municipal Bond Index[5]	8.72%	5.61%	6.07%	6/30/09	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call (800) 835-3879 or visit our website at www.amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Funds are distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects the inception date of the Fund, not the index.
[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2014. All returns are in U.S. dollars ($).
[2]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]	The Fund is subject to the risks associated with investments in debt securities, such as default risk and fluctuations in the perception of the debtor’s ability to pay its creditors. Changing interest rates may adversely affect the value of an investment. An increase in interest rates typically causes the value of bonds and other fixed income securities to fall. Issuer of bonds may not be able to meet interest of principal payments when the bonds come due. Factors unique to the municipal bond market may negatively affect the value in municipal bonds.
[4]	Investment income may be subject to certain state and local taxes, and depending on your tax status, the federal alternative minimum tax. Capital gains are not exempt from federal income tax.
[5]	The Barclays 10-Year Municipal Bond Index is the 10 year (8-12) component of the Municipal bond index. It is a rules-based, market-value-weighted Index engineered for the tax-exempt bond market. The Index tracks general obligation bonds, revenue bonds, insured bonds, and pre-refunded bonds rated Baa3/BBB or higher by at least two of the ratings agencies: Moody’s, S&P, Fitch. Unlike the Fund, the Barclays 10-Year Municipal Bond Index is unmanaged, is not available for investment and does not incur expenses.

Not FDIC insured, nor bank guaranteed. May lose value.

AMG GW&K Municipal Bond Fund

Fund Snapshots (unaudited)

December 31, 2014

PORTFOLIO BREAKDOWN

Sector	AMG GW&K Municipal Bond Fund**
Transportation	23.2%
General Obligation	23.6%
Utilities	18.7%
Education	11.7%
Public Services	7.7%
Healthcare	3.3%
Lease/Rent	2.5%
Tax	2.4%
Industrial Development	1.5%
Certificate of Participation	1.4%
Other	1.0%
Recreation	0.2%
Other Assets and Liabilities	2.8%

**	As a percentage of net assets.

Rating	AMG GW&K Municipal Bond Fund**
Aaa	26.2%
Aa	55.1%
A	18.2%
Baa	0.5%

***	As a percentage of market value of fixed-income securities.

TOP TEN HOLDINGS

Security Name	% of Net Assets
Massachusetts State Department of Taxation & Finance, Series F, 5.000%, 11/01/24	2.4%
New York State Thruway Authority, General Revenue Junior Indebtedness, Series A, 5.000%, 05/01/19*	2.3
Texas Transportation Commission State Highway Fund, 5.000%, 04/01/23*	2.1
Houston Utility System Revenue, Series C, 5.000%, 05/15/24*	1.8
North Carolina State Limited Obligation, Series C, 5.000%, 05/01/23	1.6
Florida State Board of Education, Series D, 5.000%, 06/01/24*	1.5
California State Tax Exempt General Obligation, 5.000%, 10/01/23	1.5
Regional Transportation District County COPS, Series A, 5.000%, 06/01/24*	1.4
Texas State A&M University, Series A, 5.000%, 05/15/22	1.3
North Texas Tollway Authority Revenue, Special Projects System, Series D, 5.000%, 09/01/27	1.3

Top Ten as a Group	17.2%

*	Top Ten Holding as of June 30, 2014.

Credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”). These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG GW&K Municipal Bond Fund

Fund Snapshots (continued)

December 31, 2014

STATE BREAKDOWN

State	% of Net Assets
Texas	15.4%
New York	15.3%
Washington	6.7%
California	6.6%
Florida	5.1%
Ohio	5.1%
New Jersey	5.0%
Massachusetts	4.5%
District of Columbia	4.4%
Illinois	4.0%
Wisconsin	3.5%
Arizona	3.4%
North Carolina	2.9%
Virginia	2.4%
Kentucky	2.1%
Colorado	2.0%
South Carolina	1.9%
Michigan	1.6%
Pennsylvania	1.4%
Minnesota	0.8%
Indiana	0.7%
Mississippi	0.6%
Nebraska	0.5%
Oklahoma	0.5%
Georgia	0.3%
New Mexico	0.3%
Iowa	0.2%
Oregon	0.2%
Other Assets and Liabilities	2.6%

100.0%

AMG GW&K Municipal Bond Fund

Schedule of Portfolio Investments

December 31, 2014

	Principal Amount	Value
Municipal Bonds - 97.4%
Arizona - 3.4%
Arizona Health Facilities Authority, Scottsdale Lincoln Hospital Revenue, 5.000%, 12/01/26	$2,560,000	$3,010,176
Arizona Transportation Board, Subordinated Highway Revenue, Series 2011 A, 5.000%, 07/01/22	2,380,000	2,825,036
Arizona Transportation Board, Subordinated Highway Revenue, Series 2013 A, 5.000%, 07/01/21	1,575,000	1,881,164
Arizona Transportation Board, Subordinated Highway Revenue, Series 2013 A, 5.000%, 07/01/22	4,120,000	5,007,324
Arizona Water Infrastructure Finance Authority Revenue, Series A, 5.000%, 10/01/21	3,020,000	3,651,693
Phoenix Civic Improvement Corp. Senior Lien Wastewater System Revenue, Series 2008, 5.500%, 07/01/20	1,045,000	1,203,380
Total Arizona		17,578,773
California - 6.6%
California State Health Facilities Financing Authority Revenue, Saint Joseph Health System, Series A, 5.000%, 07/01/27	1,375,000	1,646,837
California State Public Works Board Lease Revenue, California State Prison Project, Series 2011 C, 5.250%, 10/01/22	1,000,000	1,210,140
California State Public Works Board Lease Revenue, Correctional Facility Improvements, Series A, 5.000%, 09/01/25	5,000,000	6,032,650
California State Tax Exempt General Obligation, 5.000%, 02/01/23	2,165,000	2,606,985
California State Tax Exempt General Obligation, 5.000%, 10/01/23	6,150,000	7,539,039
California State Tax Exempt General Obligation, 5.000%, 09/01/25	1,750,000	1,997,485
California State Tax Exempt General Obligation, 5.250%, 09/01/23	1,740,000	2,112,325
Los Angeles Department of Water & Power, Power Systems, Series B, 5.000%, 07/01/26	1,000,000	1,215,350
Los Angeles Unified School District General Obligation, Series KRY, 5.250%, 07/01/28	2,100,000	2,505,909
Southern California Public Power Authority, Southern Transmission Project, Series 2008 B, 6.000%, 07/01/27	1,175,000	1,377,547
University of California, Limited Project Revenue, Series G, 5.000%, 05/15/25	4,700,000	5,603,481
Total California		33,847,748
Colorado - 2.0%
Denver City & County Co. Airport Revenue, Series B, 5.000%, 11/15/24	2,750,000	3,281,135
Regional Transportation District County COPS, Series A, 5.000%, 06/01/24	6,000,000	7,205,880
Total Colorado		10,487,015
District of Columbia - 4.4%
District of Columbia Public Improvements General Obligation, Series A, 5.000%, 06/01/20	3,030,000	3,559,432
District of Columbia Public Improvements General Obligation, Series A, 5.000%, 06/01/27	5,500,000	6,559,135
District of Columbia Water & Sewer Authority Public Utility Revenue, Sub Lien, Series C, 5.000%, 10/01/21	5,000,000	5,996,550
District of Columbia Water & Sewer Authority Public Utility Revenue, Sub Lien, Series C, 5.000%, 10/01/24	5,475,000	6,564,196
Total District of Columbia		22,679,313
Florida - 5.1%
Florida State Board of Education Capital Outlay, Series 2008 C, 5.000%, 06/01/20	2,845,000	3,304,581
Florida State Board of Education Capital Outlay, Series 2011 C, 5.000%, 06/01/22	3,655,000	4,376,387
Florida State Board of Education, Series D, 5.000%, 06/01/24	6,565,000	7,751,624
Florida State Department of Transportation, Series B, 5.000%, 07/01/24	1,800,000	2,151,126
Florida State Turnpike Authority Revenue, Department of Transportation, Series A, 5.000%, 07/01/20	3,750,000	4,419,262

The accompanying notes are an integral part of these financial statements.

AMG GW&K Municipal Bond Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Florida - 5.1% (continued)
JEA Water and Sewer System Revenue, Series 2012 A, 5.000%, 10/01/24	$1,670,000	$1,949,508
Reedy Creek Improvement District, Utility Revenue, Series 1, 5.000%, 10/01/25	2,000,000	2,367,740
Total Florida		26,320,228
Georgia - 0.3%
Atlanta Department of Aviation FAC Charge Revenue, Series A, 5.000%, 01/01/25	1,500,000	1,800,135
Illinois - 4.0%
Illinois State Finance Authority Revenue, University of Chicago, Series A, 5.000%, 10/01/23	5,000,000	6,067,150
Illinois State Miscellaneous Revenue, 5.000%, 02/01/24	1,030,000	1,152,549
Illinois State Miscellaneous Revenue, 5.000%, 02/01/25	2,000,000	2,216,600
Illinois State Sales Tax Revenue, Build Illinois, Junior Obligation, 5.000%, 06/15/23	3,570,000	4,308,740
Illinois State Toll Highway Authority, 5.000%, 12/01/20	2,500,000	2,973,825
Illinois State Toll Highway Authority, Series A, 5.000%, 12/01/22	1,115,000	1,345,705
Metropolitan Pier and Exposition Authority Revenue, McCormick Place Expansion Project, Series 2012 B, 5.000%, 12/15/22	2,055,000	2,452,334
Total Illinois		20,516,903
Indiana - 0.7%
Indiana University Student Fee Revenue, Series W-2, 5.000%, 08/01/23[6]	2,750,000	3,374,855
Iowa - 0.2%
Iowa Special Obligation, Prison Infrastructure Fund, Series 2010, 5.000%, 06/15/21	665,000	784,660
Kentucky - 2.1%
Kentucky Infrastructure Authority, Wastewater & Drinking Water, Series A, 5.000%, 02/01/22	3,270,000	3,821,420
Kentucky State Asset/Liability Commission Agency Fund Revenue, Project NTS-Federal Highway Trust 1st, Series A, 5.250%, 09/01/22	1,600,000	1,933,168
Kentucky State Asset/Liability Commission Agency Fund Revenue, Project NTS-Federal Highway Trust 1st, Series A, 5.250%, 09/01/24	1,515,000	1,843,891
Kentucky Turnpike Authority Revenue, Revitalization Projects, Series A, 5.000%, 07/01/23	2,750,000	3,093,695
Total Kentucky		10,692,174
Massachusetts - 4.5%
Massachusetts State Bay Transportation Authority Sales Tax Revenue, Series 2004 C, 5.500%, 07/01/23	1,750,000	2,216,497
Massachusetts State Department of Taxation & Finance, Series F, 5.000%, 11/01/24	10,000,000	12,177,500
Massachusetts State Development Finance Agency Revenue, Boston College, Series S, 5.000%, 07/01/23	2,895,000	3,549,502
Massachusetts State Health & Educational Facilities Authority Revenue, Northeastern University, Series 2008 T-1, 5.000%, 10/01/24	1,655,000	1,934,182
Massachusetts State School Building Authority Sales Tax Revenue, Series 2012 A, 5.000%, 08/15/21	2,710,000	3,272,352
Total Massachusetts		23,150,033
Michigan - 1.6%
Michigan Finance Authority Revenue, Unemployment Obligation, Series 2012 B, 5.000%, 07/01/20	1,965,000	2,278,044
Michigan Finance Authority Revenue, Unemployment Obligation, Series 2012 B, 5.000%, 07/01/22	4,475,000	4,771,379
Michigan Strategic Fund Limited Obligation Revenue, Cadillac Place Office Building Project, Series 2011, 5.250%, 10/15/23	1,000,000	1,183,370
Total Michigan		8,232,793

The accompanying notes are an integral part of these financial statements.

AMG GW&K Municipal Bond Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Minnesota - 0.8%
Minnesota State General Obligation, Series D, 5.000%, 08/01/21	$3,325,000	$3,942,586
Mississippi - 0.6%
Mississippi Development Bank Special Obligation, Madison County Highway Project, Series C, 5.000%, 01/01/22	2,585,000	3,064,207
Nebraska - 0.5%
Nebraska Public Power District Revenue, Series 2012 B, 5.000%, 01/01/20	2,020,000	2,351,038
New Jersey - 5.0%
New Jersey Economic Development Authority Lease Revenue, Rutgers University, 5.000%, 06/15/23	1,375,000	1,681,969
New Jersey Economic Development Authority, Schools Facilities Construction, Series 2013 NN, 5.000%, 03/01/21	1,910,000	2,179,520
New Jersey Economic Development Authority, Schools Facilities Construction, Series II, 5.000%, 03/01/22	2,000,000	2,275,020
New Jersey Economic Development Authority, Schools Facilities Construction, Series NN, 5.000%, 03/01/26	2,625,000	2,949,581
New Jersey Economic Development Authority, Tobacco and Liquor Tax Revenue, 5.000%, 06/15/20	2,000,000	2,295,640
New Jersey State Turnpike Authority Revenue, Series 2012 B, 5.000%, 01/01/24	2,755,000	3,281,563
New Jersey State Turnpike Authority Revenue, Series A, 5.000%, 01/01/24	1,900,000	2,250,949
New Jersey Transportation Trust Fund Authority, Series 2003 B, 5.250%, 12/15/19	1,290,000	1,482,391
New Jersey Transportation Trust Fund Authority, Series 2011 A, 5.250%, 06/15/24	1,165,000	1,355,256
New Jersey Transportation Trust Fund Authority, Series 2011 B, 5.250%, 06/15/23	1,550,000	1,810,168
Rutgers The State University of New Jersey, Series J, 5.000%, 05/01/24	3,325,000	4,034,788
Total New Jersey		25,596,845
New Mexico - 0.3%
New Mexico Finance Authority, Transportation Revenue, Sub Lien, Series A-2, 5.000%, 12/15/20	1,520,000	1,794,786
New York - 15.3%
Long Island Power Authority, Series 2012 B, 5.000%, 09/01/23	1,510,000	1,759,965
Metropolitan Transportation Authority Dedicated Tax Fund, Series A, 5.250%, 11/15/26	2,090,000	2,547,814
Metropolitan Transportation Authority Revenue, Series 2012 A, 5.000%, 11/15/23	2,315,000	2,789,644
New York City General Obligation, Series 2008 B-1, 5.250%, 09/01/20	3,200,000	3,660,544
New York City General Obligation, Series 2013 H, 5.000%, 08/01/25	2,070,000	2,481,061
New York City General Obligation, Series E, 5.250%, 08/01/22	3,000,000	3,655,770
New York City General Obligation, Series I, 5.000%, 08/01/24	3,490,000	4,170,585
New York City Health & Hospital Corp., 5.000%, 02/15/23	1,020,000	1,221,797
New York State Dormitory Authority Revenue, Personal Income Tax Revenue, Series A, 5.000%, 03/15/24	5,000,000	6,173,200
New York State Dormitory Authority Revenue, State University Dormitory Facilities Issue, Series 2011 A, 5.000%, 07/01/21	1,165,000	1,385,185
New York State Dormitory Authority Revenue, State University Facilities, Series A, 5.000%, 07/01/22	4,180,000	5,015,666
New York State Dormitory Authority, Personal Income Tax Revenue, Series A, 5.000%, 02/15/25	5,000,000	6,094,350
New York State Dormitory Authority, Personal Income Tax Revenue, Series C, 5.000%, 03/15/22	4,635,000	5,485,291
New York State Environmental Facilities Corp., New York City Municipal Water Finance Authority Project, Series C, 5.000%, 06/15/20	4,195,000	4,622,303
New York State Environmental Facilities Corp., New York City Municipal Water Finance Authority Project, Series F, 5.000%, 06/15/21	1,000,000	1,128,820
New York State Thruway Authority, General Revenue Junior Indebtedness, Series A, 5.000%, 05/01/19	10,285,000	11,775,605
New York State Thruway Authority, Personal Income Tax Revenue, Series A, 5.000%, 03/15/24	2,500,000	3,024,100

The accompanying notes are an integral part of these financial statements.

AMG GW&K Municipal Bond Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
New York - 15.3% (continued)
New York State Thruway Authority, Series 2012 I, 5.000%, 01/01/21	$2,780,000	$3,275,785
New York State Urban Development Corp. Revenue, State Personal Income Tax, Series A, 5.000%, 03/15/23	2,600,000	3,068,650
Triborough Bridge & Tunnel Authority Revenue, Series 2013 A, 5.000%, 11/15/22	1,520,000	1,831,646
Utility Debt Securitization Authority, Series TE, 5.000%, 12/15/28	3,200,000	3,900,448
Total New York		79,068,229
North Carolina - 2.9%
North Carolina Eastern Municipal Power Agency, Series 2012 D, 5.000%, 01/01/23[7]	3,000,000	3,506,910
North Carolina State Limited Obligation, Series A, 5.000%, 05/01/22	3,000,000	3,616,680
North Carolina State Limited Obligation, Series C, 5.000%, 05/01/23	6,575,000	8,000,920
Total North Carolina		15,124,510
Ohio - 5.1%
American Municipal Power, Inc., 5.000%, 02/15/23	2,500,000	2,931,300
Cleveland Department of Public Utilities Division of Water, Series A, 5.000%, 01/01/22	3,010,000	3,593,850
Miami University, General Receipts Revenue, Series 2011, 5.000%, 09/01/22	1,000,000	1,182,560
Ohio State Adult Correctional Building Fund Project, Series 2013, 5.000%, 10/01/21	2,200,000	2,613,930
Ohio State General Obligation, Common Schools, Series A, 5.000%, 09/15/23	4,100,000	5,043,656
Ohio State General Obligation, Series 2012 A, 5.000%, 09/15/21	1,685,000	2,029,347
Ohio State General Obligation, Series R, 5.000%, 05/01/21	5,000,000	5,991,200
Ohio State University, Series A, 5.000%, 12/01/20	2,570,000	2,992,302
Total Ohio		26,378,145
Oklahoma - 0.5%
Oklahoma Capital Improvement Authority, Series A, 5.000%, 07/01/22	2,025,000	2,437,614
Oregon - 0.2%
Tri-County Metro Transportation District of Capital Grant Receipt Revenue, Series 2011 A, 5.000%, 10/01/19	1,030,000	1,193,173
Pennsylvania - 1.4%
Monroeville Finance Authority, University of Pittsburgh Medical Center, 5.000%, 02/15/22	1,330,000	1,587,302
Pennsylvania Economic Development Financing Authority Revenue, Series 2012 B, 5.000%, 07/01/21	2,245,000	2,507,126
Pennsylvania Economic Development Financing Authority Revenue, Series B, 5.000%, 07/01/22	1,690,000	1,801,675
Saint Mary Hospital Authority Health System Revenue, Catholic Health East, Series A, 5.000%, 11/15/26	1,100,000	1,263,240
Total Pennsylvania		7,159,343
South Carolina - 1.9%
Florence County Hospital Revenue, McLeod Regional Medical Center Project, 5.000%, 11/01/28	2,720,000	3,227,960
South Carolina Transportation Infrastructure Bank, Series 2012 A, 5.000%, 10/01/21	2,415,000	2,856,027
South Carolina Transportation Infrastructure Bank, Series B, 5.000%, 10/01/21	3,145,000	3,719,340
Total South Carolina		9,803,327

The accompanying notes are an integral part of these financial statements.

AMG GW&K Municipal Bond Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Texas - 15.4%
Austin Water & Wastewater System Revenue, Series A, 5.000%, 11/15/22	$2,780,000	$3,372,362
City Public Service Board of San Antonio TX, Series A, 5.250%, 02/01/24	2,320,000	2,686,050
Cypress-Fairbanks Independent School District, Series C, 5.000%, 02/15/23	5,000,000	6,109,150
Harris County Cultural Education Facilities Finance Corp., Memorial Herman Health System, Series A, 5.000%, 12/01/25	2,800,000	3,380,608
Houston Utility System Revenue, Series C, 5.000%, 05/15/24	7,410,000	9,170,097
North Texas Municipal Water District, Water Utility Improvement, 5.250%, 09/01/23	3,000,000	3,671,340
North Texas Tollway Authority Revenue, Special Projects System, 1st Tier, Series A, 5.000%, 01/01/25	5,240,000	6,255,879
North Texas Tollway Authority Revenue, Special Projects System, Series D, 5.250%, 09/01/27	5,695,000	6,846,358
San Antonio Electric & Gas Revenue, Series A, 5.250%, 02/01/25	5,000,000	5,778,150
Texas State A&M University, Permanent University Fund, Series A, 5.000%, 07/01/23	1,550,000	1,882,615
Texas State A&M University, Series A, 5.000%, 05/15/22	5,730,000	6,966,248
Texas State A&M University, Series B, 5.000%, 05/15/21	4,040,000	4,853,656
Texas Transportation Commission Fund, Series A, 5.000%, 04/01/27	5,000,000	5,961,150
Texas Transportation Commission State Highway Fund, 5.000%, 04/01/23	8,850,000	10,894,350
Texas Transportation Commission State Highway Fund, First Tier, 5.000%, 04/01/21	1,350,000	1,474,767
Total Texas		79,302,780
Virginia - 2.4%
Richmond Public Utility Revenue, Series A, 5.000%, 01/15/25	3,700,000	4,467,380
Virginia College Building Authority, Educational Facilities Authority Revenue, 21ST Century College & Equipment Programs, Series B, 5.000%, 02/01/23	2,360,000	2,834,879
Virginia Public Building Authority, Public Facilities Revenue, Series B, 5.000%, 08/01/24	2,310,000	2,681,286
Virginia State College Building Authority, 21st Century Equipment Program, 5.000%, 09/01/23	1,910,000	2,301,149
Total Virginia		12,284,694
Washington - 6.7%
Energy Northwest Washington Electric Revenue, Columbia Generating Station, Series 2012 A, 5.000%, 07/01/21	1,910,000	2,298,131
Energy Northwest Washington Electric Revenue, Columbia Generating Station, Series A, 5.000%, 07/01/21	3,250,000	3,901,592
King County Sewer Revenue, Series B, 5.000%, 01/01/24	5,175,000	6,065,876
Port of Seattle Revenue, Series 2012 A, 5.000%, 08/01/23	3,055,000	3,655,460
Spokane Public Facilities District, Series B, 5.000%, 12/01/20	1,000,000	1,160,190
Tacoma Electric System Revenue, Series A, 5.000%, 01/01/20	2,725,000	3,182,964
Washington Health Care Facilities Authority Revenue, Providence Health Services, Series 2012 A, 5.000%, 10/01/21	1,510,000	1,792,023
Washington State Federal Highway Grant, Senior 520 Corridor Program, 5.000%, 09/01/20[7]	3,695,000	4,334,235
Washington State General Obligation, Motor Fuel Tax Revenue, Series 2012 E, 5.000%, 02/01/21	3,000,000	3,574,320
Washington State General Obligation, Series 2010 A, 5.000%, 08/01/20	3,850,000	4,500,458
Total Washington		34,465,249
Wisconsin - 3.5%
Wisconsin State Department of Transportation Revenue, Series 1, 5.000%, 07/01/26	2,220,000	2,547,561
Wisconsin State Department of Transportation, Series 1, 5.000%, 07/01/21	4,385,000	5,091,862
Wisconsin State General Obligation, Series 1, 5.000%, 05/01/20	3,745,000	4,402,173

The accompanying notes are an integral part of these financial statements.

AMG GW&K Municipal Bond Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Wisconsin - 3.5% (continued)
Wisconsin State General Obligation, Series 2, 5.000%, 05/01/23	$1,995,000	$2,402,080
Wisconsin State General Obligation, Series 2, 5.000%, 05/01/24	3,170,000	3,797,755
Total Wisconsin		18,241,431
Total Municipal Bonds (cost $489,211,524)		501,672,587

	Shares
Other Investment Companies - 1.6%[5]
Fidelity Institutional Money Market Tax Exempt Portfolio, Institutional Class, 0.01% (cost $8,311,900)	8,311,900	8,311,900
Total Investments - 99.0% (cost $497,523,424)		509,984,487
Other Assets, less Liabilities - 1.0%		5,320,852
Net Assets - 100.0%		$515,305,339

The accompanying notes are an integral part of these financial statements.

AMG GW&K Municipal Enhanced Yield Fund

Portfolio Manager’s Comments

THE YEAR IN REVIEW

For the year ended December 31, 2014, the AMG GW&K Municipal Enhanced Yield Fund Institutional Class (the Fund) returned 17.45%, outperforming the Barclays U.S. Municipal Bond BAA Index, which returned 14.47%. Please note that this Fund has multiple share classes. Performance for all classes can be found on the Fund’s performance page at www.amgfunds.com

Municipals posted mixed returns in the final months of 2014: the long-end rallied hard amid signs of a deepening global slowdown, while the short-end barely broke even, held back by the prospect of U.S Federal Reserve (the Fed) rate hikes in 2015. The results continued a year-long trend that rewarded duration risk and punished those who sought to hide in shorter maturities. Throughout 2014, results in the municipal bond market were driven mainly by broader events, the behavior of municipal yields simply mirroring the massive flattening of the Treasury curve. Short rates drifted higher as nonfarm payrolls continued to expand and U.S. GDP growth rebounded in the second half of the year from a weather-induced contraction in the first quarter. Meanwhile, with growth and inflation still uncomfortably low in Europe and Japan, global capital poured into U.S. government securities, looking for an alternative to the depressed yields available on other high-quality sovereign bonds. In the waning months of the year, Fund flows were positive every week and new deals were taken down easily, with many oversubscribed, upsized and re-priced higher during order periods. Investors mostly dismissed the high profile cases of Puerto Rico and Detroit as isolated incidents. Even in the few bankruptcy cases where pensioners fared as well as or better than bondholders, negotiated settlement, rather than legal precedent, was the deciding factor.

Looking ahead, the broader markets will be hyper-focused on Fed policy. As investors try to decipher the maddening language of forward guidance, volatility is likely to increase. The fourth quarter gave us a taste of that. In this environment, municipals should offer a relative haven, one that has historically avoided the sharp swings of the Treasury market. Credit fundamentals in the municipal bond space remain solid. Tax revenues have been on the upswing for five years at the same time the states have implemented austerity measures that have modestly shrunk the level of municipal debt outstanding. Rainy day funds have been replenished and states are benefiting from the national recovery that typically trickles down with a lag. Technicals in the market are favorable as well. The fourth-quarter surge in supply is giving way to the typically slow issuance months of January and February. Pent-up demand promises to curtail any yield spike, as many investors lie in wait to leg in at more attractive levels. And yields versus Treasuries are historically cheap, particularly in the 10-year range and out longer, where nominal yields even surpass their taxable counterparts. Entering the potentially choppy waters of 2015, much of what makes municipals so secure and predictable, from the steady tax-free income stream, to the miniscule default rates, to the domestic nature of the purchasing base, should reassure those looking for a portfolio anchor.

The Fund outperformed the benchmark for the year. Strong returns from single-A and BBB-rated holdings aided performance. An overweight to longer maturities was also a positive, as the long end was the best performing part of the curve for the year.

This commentary reflects the viewpoints of the Gannett Welsh & Kotler, LLC as of December 31, 2014 and is not intended as a forecast or guarantee of future results.

AMG GW&K Municipal Enhanced Yield Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG GW&K Municipal Enhanced Yield Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The chart compares a hypothetical $10,000 investment made in AMG GW&K Municipal Enhanced Yield Fund - Institutional Class on December 30, 2005, to a $10,000 investment made in the Barclays U.S. Municipal Bond BAA Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG GW&K Municipal Enhanced Yield Fund and the Barclays U.S. Municipal Bond BAA Index for the same time periods ended December 31, 2014.

	One	Five	Since	Inception
Average Annual Total Returns[1]	Year	Years	Inception	Date
AMG GW&K Municipal Enhanced Yield Fund [2,3,4,5,6]
Investor Class	17.14%	7.55%	8.74%	7/27/09
Service Class	17.39%	7.80%	8.99%	7/27/09
Institutional Class	17.45%	7.96%	5.00%	12/30/05

Barclays U.S. Municipal Bond BAA Index[7]	14.47%	6.25%	3.86%	12/30/05	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call (800) 835-3879 or visit our website at www.amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Funds are distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects the inception date of the Fund, not the index.
[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2014. All returns are in U.S. dollars ($).
[2]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]	The performance shown includes that of the predecessor Fund, the BNY Hamilton Municipal Enhanced Yield Fund, a series of BNY Hamilton Funds, Inc., which was reorganized into the GW&K Municipal Enhanced Yield Fund, a series of AMG Funds, as of the close of business on November 7, 2008.
[4]	Issuer of bonds may not be able to meet interest or principal payments when the bonds come due. High yield bonds (also known as “junk bonds”) are subject to increased risks such as the risk of default. The use of leverage in a Fund’s strategy can magnify relatively small market movements into relatively larger losses for the Fund. Factors unique to the municipal bond market may negatively affect the value in municipal bonds.
[5]	Investment income may be subject to certain state and local taxes, and depending on your tax status, the federal alternative minimum tax. Capital gains are not exempt from federal income tax.
[6]	The Fund is subject to the risks associated with investments in debt securities, such as default risk and fluctuations in the perception of the debtor’s ability to pay its creditors.
[7]	The Barclays U.S. Municipal Bond BAA Index is a subset of the Barclays Capital Municipal Bond Index with an index rating of Baa1, Baa2, or Baa3. The Barclays Capital Municipal Bond Index is a rules-based, market-value-weighted index engineered for the long-term, tax-exempt bond market. Unlike the Fund, the Barclays U.S. Municipal Bond Index is unmanaged, is not available for investment and does not incur expenses.

Not FDIC insured, nor bank guaranteed. May lose value.

AMG GW&K Municipal Enhanced Yield Fund

Fund Snapshots (unaudited)

December 31, 2014

PORTFOLIO BREAKDOWN

AMG GW&K Municipal
Enhanced Yield
Sector	Fund**
Transportation	26.6%
Healthcare	25.5%
Utilities	14.5%
Industrial Development	11.1%
Education	6.2%
Public Services	3.3%
General Obligation	2.8%
Other	0.8%
Tax	2.1%
State and Non-State Appropriated Tobacco	1.9%
Certificate of Participation	1.6%
Recreation	1.5%
Other Assets and Liabilities	2.1%

**	As a percentage of net assets.

AMG GW&K Municipal
Enhanced Yield
Rating	Fund**
Aaa	2.1%
Aa	3.8%
A	45.8%
Baa	46.2%
Ba & lower	2.1%

***	As a percentage of market value of fixed-income securities.

TOP TEN HOLDINGS

Security Name	% of Net Assets
New Jersey Economic Development Authority, Industrial Revenue, Private Activity - The Goethals Bridge Replacement Project, 5.375%, 01/01/43*	3.1%
New Jersey State Turnpike Authority, Highway Improvements, Series A, 5.000%, 01/01/43	2.8
Saint John the Baptist Parish Revenue, Marathon Oil Corp. Project, Series 2007 A, 5.125%, 06/01/37*	2.8
Long Island New York Power Authority, Electric Light & Power Improvements, Series A, 5.000%, 09/01/39	2.5
Chattanooga-Hamilton County Hospital Authority, 5.000%, 10/01/44	2.4
West Virginia Hospital Finance Authority, West Virginia United Health Systems Obligation Group, Series A, 5.500%, 06/01/44	2.3
Route 460 Funding Corp. Toll Road Revenue, Series 2012 A, 5.125%, 07/01/49*	2.3
Miami Beach Health Facilities Authority, Mt. Sinai Medical Center, 5.000%, 11/15/29	2.3
Metropolitan Transportation Authority, Series A, 5.000%, 11/15/43*	2.2
Louisiana Local Government Environmental Facilities and Community Development Authority Hospital Revenue, Series 2010 A, 5.875%, 10/01/40	2.2

Top Ten as a Group	24.9%

*	Top Ten Holding as of June 30, 2014.

Credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”). These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG GW&K Municipal Enhanced Yield Fund

Fund Snapshots (continued)

December 31, 2014

STATE BREAKDOWN

State	% of Net Assets
New Jersey	13.3%
Texas	10.5%
New York	8.9%
Illinois	6.8%
Florida	6.5%
Louisiana	5.0%
Massachusetts	4.9%
California	4.8%
Indiana	4.5%
Pennsylvania	4.5%
West Virginia	4.1%
Virginia	4.0%
District of Columbia	3.7%
Tennessee	2.4%
Michigan	2.2%
Virgin Islands	2.2%
Nebraska	2.1%
Colorado	2.0%
Arizona	1.7%
New Hampshire	1.7%
Ohio	1.6%
Kentucky	0.5%
Other Assets and Liabilities	2.1%

100.0%

AMG GW&K Municipal Enhanced Yield Fund

Schedule of Portfolio Investments

December 31, 2014

	Principal Amount	Value
Municipal Bonds - 97.9%
Arizona - 1.7%
Arizona Health Facilities Authority, Scottsdale Lincoln Hospital Revenue, 5.000%, 12/01/42	$3,800,000	$4,256,532
California - 4.8%
California Municipal Finance Authority Certificate, Community Hospitals of Central California, 5.500%, 02/01/39	1,805,000	1,986,060
California Statewide Communities Development Authority Student Housing Revenue, University of California Irvine Campus Apartments Project, Series 2011, 5.375%, 05/15/38	1,735,000	1,942,003
M-S-R Energy Authority, Natural Gas Revenue, Series A, 7.000%, 11/01/34	1,275,000	1,817,003
M-S-R Energy Authority, Natural Gas Revenue, Series C, 6.500%, 11/01/39	3,075,000	4,181,908
Sacramento County Public Facilities Financing Corporation COPS, 5.750%, 02/01/30	1,935,000	2,135,582
Total California		12,062,556
Colorado - 2.0%
Public Authority for Colorado Energy Natural Gas Purchase Revenue, Series 2008, 6.500%, 11/15/38	3,730,000	5,119,276
District of Columbia - 3.7%
District of Columbia Ballpark Revenue, Series 2006 B-1, 5.000%, 02/01/31 (National Insured)[3]	3,735,000	3,857,769
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Dulles Metrorail and Capital Improvement Project, Series A, 5.000%, 10/01/53	5,000,000	5,353,350
Total District of Columbia		9,211,119
Florida - 6.5%
Alachua County Health Facilities Authority, Shands Teaching Hospital & Clinics, 5.000%, 12/01/44	3,000,000	3,381,809
Martin County Health Facilities Authority, Martin Memorial Medical Center, 5.500%, 11/15/42	4,120,000	4,541,764
Miami Beach Health Facilities Authority, Mt. Sinai Medical Center, 5.000%, 11/15/29	4,945,000	5,654,954
Seminole Tribe Special Obligation Revenue, Series 2007 A, 5.250%, 10/01/27 (a)	50,000	53,081
Seminole Tribe Special Obligation Revenue, Series 2007 A, 5.500%, 10/01/24 (a)	2,500,000	2,715,025
Total Florida		16,346,633
Illinois - 6.8%
Illinois State General Obligation, 5.000%, 02/01/39	3,765,000	3,987,210
Illinois State General Obligation, 5.500%, 07/01/38	2,845,000	3,166,826
Metropolitan Pier and Exposition Authority Revenue, McCormick Place Expansion Project, Series 2012 A, 5.000%, 06/15/42	4,785,000	5,192,778
Railsplitter Tobacco Settlement Authority Revenue, 6.000%, 06/01/28	4,025,000	4,736,338
Total Illinois		17,083,152
Indiana - 4.5%
Indiana State Finance Authority Hospital Revenue, Community Health Network, Series 2012 A, 5.000%, 05/01/42	5,000,000	5,480,300
Indiana State Finance Authority Revenue, AMT-I-69 Development Partners LLC, 5.000%, 09/01/46	4,000,000	4,245,080
Indiana State Finance Authority Revenue, AMT-I-69 Development Partners LLC, 5.250%, 09/01/40	1,350,000	1,473,781
Total Indiana		11,199,161
Kentucky - 0.5%
Owen County Waterworks System Revenue, American Water Co. Project, Series 2009 A, 6.250%, 06/01/39	995,000	1,138,897
Louisiana - 5.0%
Louisiana Local Government Environmental Facilities and Community Development Authority Hospital Revenue, Series 2010 A, 5.875%, 10/01/40	4,820,000	5,575,246

The accompanying notes are an integral part of these financial statements.

AMG GW&K Municipal Enhanced Yield Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Louisiana - 5.0% (continued)
Saint John the Baptist Parish Revenue, Marathon Oil Corp. Project, Series 2007 A, 5.125%, 06/01/37	$6,500,000	$6,882,850
Total Louisiana		12,458,096
Massachusetts - 4.9%
Massachusetts Development Finance Agency Revenue, Cap Cod Healthcare Obligation, 5.250%, 11/15/41	3,140,000	3,517,208
Massachusetts Development Finance Agency Revenue, Covanta Energy Project, Series 2012 B, 4.875%, 11/01/42 (a)	5,000,000	5,077,950
Massachusetts Health and Educational Facilities Authority Revenue, Suffolk University, Series 2009 A, 5.750%, 07/01/39	3,360,000	3,725,770
Total Massachusetts		12,320,928
Michigan - 2.2%
Michigan State Hospital Finance Authority Revenue, Henry Ford Health System, Series 2009, 5.750%, 11/15/39	4,765,000	5,441,058
Nebraska - 2.1%
Central Plains Energy Project, Natural Gas Revenue, 5.000%, 09/01/42	5,000,000	5,374,350
New Hampshire - 1.7%
New Hampshire Health and Education Facilities Authority, Southern New Hampshire University, 5.000%, 01/01/42	4,000,000	4,177,200
New Jersey - 13.3%
New Jersey Economic Development Authority, Industrial Revenue, Private Activity - The Goethals Bridge Replacement Project, 5.375%, 01/01/43	7,005,000	7,670,685
New Jersey Economic Development Authority, School Facilities Construction, Series UU, 5.000%, 06/15/40	3,000,000	3,258,480
New Jersey Economic Development Authority, Tobacco and Liquor Tax Revenue, 5.000%, 06/15/28	995,000	1,099,565
New Jersey Economic Development Authority, Tobacco and Liquor Tax Revenue, 5.000%, 06/15/29	1,000,000	1,098,880
New Jersey Economic Development Authority, UMM Energy Partners, Series 2012 A, 5.125%, 06/15/43	4,450,000	4,701,870
New Jersey Health Care Facilities Financing Authority Revenue and Refunding, Barnabas Health Issue, Series 2011 A, 5.625%, 07/01/32	4,095,000	4,803,271
New Jersey State Turnpike Authority, Highway Improvements, Series A, 5.000%, 01/01/43	6,230,000	6,905,644
New Jersey Transportation Trust Fund Authority, Series A, 5.000%, 06/15/42	3,500,000	3,748,850
Total New Jersey		33,287,245
New York - 8.9%
Chautauqua County Industrial Development Agency Exempt Facility Revenue, NRG Dunkirk Power Project, Series 2009, 5.875%, 04/01/42	4,000,000	4,447,480
Long Island Power Authority, Electric Light & Power Improvements, Series A, 5.000%, 09/01/39	5,695,000	6,404,312
Long Island Power Authority, Electric Light & Power Improvements, Series A, 5.000%, 09/01/44	3,390,000	3,785,681
Metropolitan Transportation Authority, Series A, 5.000%, 11/15/43	5,000,000	5,596,900
Port Authority of New York and New Jersey Special Project, JFK International Air Terminal LLC Project, Series 2010, 6.000%, 12/01/42	1,850,000	2,141,634
Total New York		22,376,007
Ohio - 1.6%
Butler County Hospital Facilities Revenue, UC Health, Series 2010, 5.500%, 11/01/40	3,635,000	4,065,311
Pennsylvania - 4.5%
Lycoming County Authority Health System Revenue, Susquehanna Health System Project, Series 2009 A, 5.750%, 07/01/39	5,000,000	5,396,500

The accompanying notes are an integral part of these financial statements.

AMG GW&K Municipal Enhanced Yield Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Pennsylvania - 4.5% (continued)
Pennsylvania Higher Educational Facilities Authority, La Salle University, 5.000%, 05/01/42	$4,000,000	$4,268,880
Philadelphia Gas Works Revenue, Ninth Series, 5.250%, 08/01/40	1,415,000	1,605,091
Total Pennsylvania		11,270,471
Tennessee - 2.4%
Chattanooga-Hamilton County Hospital Authority, 5.000%, 10/01/44	5,630,000	6,108,381
Texas - 10.5%
Central Texas Regional Mobility Authority Senior Lien Revenue, Series 2011, 6.000%, 01/01/41	3,420,000	3,941,926
Central Texas Regional Mobility Authority Senior Lien Revenue, Series A, 5.000%, 01/01/43	2,950,000	3,221,577
Fort Bend County Industrial Development Corp. Industrial Revenue, Series 2012 A, 4.750%, 05/01/38	2,155,000	2,236,093
Grand Parkway Transportation Corp. 1st Tier Toll Revenue, Series A, 5.500%, 04/01/53	3,870,000	4,276,195
North Texas Tollway Authority Revenue, First Tier, Series B, 5.000%, 01/01/42	3,750,000	4,120,313
North Texas Tollway Authority Revenue, Second Tier, Series B, 5.000%, 01/01/31	3,500,000	3,985,695
Texas Municipal Gas Acquisition & Supply Corp. Gas Supply Revenue, Senior Lien Series 2008 A, 6.250%, 12/15/26	3,705,000	4,614,281
Total Texas		26,396,080
Virgin Islands - 2.2%
Virgin Islands Public Finance Authority Matching Fund Loan Notes, Series 2012 A, 5.000%, 10/01/32	5,000,000	5,430,050
Virginia - 4.0%
Chesapeake City Expressway Toll Road Revenue, Series 2012 A, 5.000%, 07/15/47	4,000,000	4,268,400
Route 460 Funding Corp. Toll Road Revenue, Series 2012 A, 5.125%, 07/01/49	5,315,000	5,725,796
Total Virginia		9,994,196
West Virginia - 4.1%
West Virginia Economic Development Revenue, Appalachian Power Co. Amos Project, Series 2010 A, 5.375%, 12/01/38[1]	4,060,000	4,478,586
West Virginia Hospital Finance Authority, West Virginia United Health Systems Obligation Group, Series A, 5.500%, 06/01/44	5,000,000	5,749,850
Total West Virginia		10,228,436
Total Municipal Bonds (cost $233,060,471)		245,345,135

	Shares
Other Investment Companies - 0.8%[5]
Fidelity Institutional Money Market Tax Exempt Portfolio, Institutional Class, 0.01% (cost $1,985,941)	1,985,941	1,985,941
Total Investments - 98.7% (cost $235,046,412)		247,331,076
Other Assets, less Liabilities - 1.3%		3,216,136
Net Assets - 100.0%		$250,547,212

The accompanying notes are an integral part of these financial statements.

AMG GW&K Small Cap Core Fund

Portfolio Manager’s Comments

THE YEAR IN REVIEW

For the year ended December 31, 2014, the AMG GW&K Small Cap Core Fund Investor Class (the Fund) returned 1.53%, underperforming the Russell 2000® Index, which returned 4.89%. Please note that this Fund has multiple share classes. Performance for all classes can be found on the Fund’s performance page at www.amgfunds.com.

Nearly anyone who has flown commercially recalls a bout of turbulence during a flight. Some of these are minor and just rattle the nerves. Some last longer and inspire pledges to never fly again. Moviegoers may remember the scene from Almost Famous which hilariously depicted an episode of turbulence that led to some life changing confessions. But nearly every experience with turbulence ends as it did in the movie, with a safe landing and happy ending. In other words, turbulence is uncomfortable, but a fairly typical event.

The same is true in the investing world. Investors do not wish for turbulence, but it is more common than uncommon. The U.S. Federal Reserve (the Fed) and other central banks around the world have been intervening in markets ever since the 2008 financial crisis, to lower short-term interest rates and push investors out on the risk curve. Lower volatility for risk assets has been a byproduct. Investors who took the hint early have been paid out handsomely, as most U.S. equity indices have posted 15% or better annualized five-year returns. However, recent economic performance in the U.S. brings us closer to the time when the Fed will begin to normalize its monetary policy, and more turbulent events will almost assuredly result. We would argue this process has already begun, with commodity price drops and wide dispersion in industry performance in 2014. It is our opinion that the coming year is likely to see a bit more volatility and turbulence, but just like air travel, this is common and doesn’t mean we should change our destination or mode of transport. U.S. small-cap stocks can still offer good returns, although the types of stocks that will outperform will likely change.

For the U.S. small-cap market, a very strong Russell 2000® Index fourth-quarter return of 9.7% helped save what had been a disappointing

2014. The index ended the full year up 4.9%. Looking deeper into small-cap performance, we saw a second year where quality factor performance was not a key determinant of returns. For example, several lower-quality factors like high beta and high EPS variation underperformed. However, several others outperformed, such as stocks with no return-on-investment (ROE) measure. Returns by long-term debt levels and ROE within the small-cap market were quite mixed for 2014, and overall we consider the environment mixed to a slight positive for higher-quality names.

The real action within the index, for 2014, was at the industry and sector level. For the year, the theme of lower rates and lower fuel prices also drove sector and industry performance. Utilities, health care and consumer staples were the best performers, with energy (-36.0%) and materials (-4.2%) being the only sectors to finish with meaningful declines. The best industry groups were REITs, semiconductors, airlines, biotech, pharma and container and packaging. Biotech has outperformed in four of the last five years, as have several others in this group, another trend to watch for potential change in 2015. Mean reversion is a powerful force. Lester Bangs (played memorably by Philip Seymour Hoffman), the infamous rock critic and mentor in Almost Famous, said it best, “you’ll meet them all again on their long journey to the middle.”

For the year, the attribution trends mirrored those seen during the fourth quarter. Energy, industrials and materials were our best performers. Energy actually generated absolute positive returns in the exploration and production space, which is difficult to pull off in an industry down nearly 35%. Materials had all five names generating positive returns in a negative sector, while industrials performance was buoyed by Heartland Express, Inc. (a truckload carrier), which finished the year up 38%. Consumer staples, utilities and financials were also each slightly additive. On the flip side, health care, technology and consumer discretionary were negative contributors. Health care cost our Fund the greatest stress, on a combination of weaker stock selection, with four names down more than 20%, including Hanger, Inc. (HGR), Air Methods Corporation (AIRM), IPC Healthcare, Inc. (IPCM) and Medidata Solutions,

Inc. (MDSO), and a lack of exposure to strong performing buyouts. Technology and consumer discretionary each had a few misses on the stock selection side, most of which occurred earlier in the year.

As we enter 2015, the macro investing picture appears to have several competing jet streams that could bring about quite a different investing environment than we have seen over the past few years. International economies appear to be slowing, certainly in the emerging economies but also in the core of Europe. At the same time, the U.S. economy appears to be growing at a (dare we say) sustainable pace, with some benefit still to come over the next few quarters to the consumer and companies with petroleum-linked input costs from the significant decline in energy prices. This puts the Fed in the difficult position of needing to approach normalization of monetary policy, while investors become more concerned with global growth. What happens next? The most likely answer is turbulence, a phenomenon that is actually quite common, both in aviation and investing. Risk assets would seem to be poised for greater volatility during this period. Just as it is prudent to have one’s seat belt fastened on an airplane, it is prudent to have a small-cap vehicle that can perform well in more volatile market conditions and focuses up the quality spectrum. Our Fund has always been focused on high-quality businesses, run by long-term oriented, skillful managers with track records of delivering sustainable growth and above-average returns in various business conditions. We buy these with an eye on valuation relative to its peers, history and growth prospects over a three-to-five year period. We believe this fundamentally-driven approach will work well for the environment most likely to develop in 2015, as the themes that worked so well in 2014 revert to the middle.

This commentary reflects the viewpoints of Gannett Welsh & Kotler, LLC as of December 31, 2014 and is not intended as a forecast or guarantee of future results.

AMG GW&K Small Cap Core Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG GW&K Small Cap Core Fund’s cumulative total return is based on the daily change in net asset value (NAV) and assumes that all dividends and distributions were reinvested. The chart compares a hypothetical $10,000 investment made in AMG GW&K Small Cap Core Fund—Investor Class on December 31, 2004, to a $10,000 investment made in the Russell 2000® Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG GW&K Small Cap Core Fund and the Russell 2000® Index for the same time periods ended December 31, 2014.

Average Annual Total Returns[1]	One Year	Five Years	Ten Years	Since Inception	Inception date
AMG GW&K Small Cap Core Fund [2,3,4]
Investor Class	1.53%	16.84%	8.24%	8.20%	12/10/96
Service Class	1.86%	17.10%	—	18.37%	7/27/09
Institutional Class	2.04%	17.34%	—	18.60%	7/27/09

Russell 2000® Index[5]	4.89%	15.55%	7.77%	8.31%	12/10/96	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call (800) 835-3879 or visit our website at www.amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Funds are distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects the inception date of the Fund, not the index.
[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2014. All returns are in U.S. dollars ($).
[2]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]	The Fund inception dates and returns for all periods prior to November 7, 2008 reflects performance of the predecessor Fund, The BNY Hamilton Multi-Cap Equity Fund, a series of BNY Hamilton Funds, Inc.
[4]	The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history, and a reliance on one or a limited number of products.
[5]	The Russell 2000® Index is composed of the 2,000 smallest stocks in the Russell 3000® Index and is widely regarded in the industry as the premier measure of small-cap stock performance. The Russell 3000® Index is composed of the 3,000 largest U.S. companies as measured by market capitalization, and represents about 98% of the U.S. stock market. The Russell 2000® Index and the Russell 3000® Index are unmanaged, are not available for investment, and do not incur expenses.

The Russell 2000® Index and Russell 3000® Index are registered trademarks of Russell Investments. Russell® is a trademark of Russell Investments.

Not FDIC insured, nor bank guaranteed. May lose value.

AMG GW&K Small Cap Core Fund

Fund Snapshots (unaudited)

December 31, 2014

PORTFOLIO BREAKDOWN

	AMG GW&K
	Small Cap	Russell 2000®
Sector	Core Fund**	Index
Financials	20.9%	24.2%
Industrials	19.0%	13.8%
Information Technology	17.6%	17.9%
Consumer Discretionary	13.6%	13.7%
Health Care	13.2%	14.8%
Materials	5.9%	4.5%
Energy	3.4%	3.4%
Utilities	2.9%	3.6%
Consumer Staples	1.1%	3.3%
Telecommunications Services	0.0%	0.8%
Other Assets and Liabilities	2.4%	0.0%

** As a percentage of net assets.

TOP TEN HOLDINGS

Security Name	% of Net Assets
Tyler Technologies, Inc.	2.3%
Grand Canyon Education, Inc.	2.3
MarketAxess Holdings, Inc.	2.2
FEI Co.	2.2
West Pharmaceutical Services, Inc.	2.1
Texas Roadhouse, Inc.	2.0
Heartland Express, Inc.	2.0
NorthWestern Corp.	2.0
Cognex Corp.	1.9
Pebblebrook Hotel Trust	1.8

Top Ten as a Group	20.8%

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG GW&K Small Cap Core Fund

Schedule of Portfolio Investments

December 31, 2014

	Shares	Value
Common Stocks - 97.6%
Consumer Discretionary - 13.6%
Grand Canyon Education, Inc.*	182,450	$8,513,117
Group 1 Automotive, Inc.	74,548	6,680,992
Hibbett Sports, Inc.*,2	102,675	4,972,550
Monro Muffler Brake, Inc.[2]	46,875	2,709,375
Oxford Industries, Inc.	51,279	2,831,114
Pier 1 Imports, Inc.	181,500	2,795,100
The Ryland Group, Inc.	145,450	5,608,552
Texas Roadhouse, Inc.	225,110	7,599,714
Tumi Holdings, Inc.*	231,931	5,503,723
Tupperware Brands Corp.[2]	56,647	3,568,761
Total Consumer Discretionary		50,782,998
Consumer Staples - 1.1%
WD-40 Co.	47,621	4,051,595
Energy - 3.4%
Dril-Quip, Inc.*	56,081	4,303,095
Forum Energy Technologies, Inc.*	194,149	4,024,709
Matador Resources Co.*,2	218,448	4,419,203
Total Energy		12,747,007
Financials - 20.9%
American Campus Communities, Inc.	137,865	5,702,096
AMERISAFE, Inc.	68,796	2,914,199
Cohen & Steers, Inc.[2]	132,405	5,571,602
Glacier Bancorp, Inc.	227,490	6,317,397
Iberiabank Corp.	90,387	5,861,597
MarketAxess Holdings, Inc.	114,336	8,199,035
National Health Investors, Inc.	75,385	5,273,935
Pebblebrook Hotel Trust	148,435	6,773,089
PRA Group, Inc.*	102,054	5,911,988
ProAssurance Corp.	102,855	4,643,903
STAG Industrial, Inc.	195,465	4,788,892
Stifel Financial Corp.*	128,890	6,575,968
Texas Capital Bancshares, Inc.*	101,885	5,535,412
ViewPoint Financial Group, Inc.*	176,698	4,214,247
Total Financials		78,283,360
Health Care - 13.2%
Air Methods Corp.*,2	78,945	3,475,948
Analogic Corp.	49,249	4,166,958
Cantel Medical Corp.	75,902	3,283,521

	Shares	Value
Cepheid, Inc.*	75,270	$4,075,118
Globus Medical, Inc., Class A*	218,001	5,181,884
HMS Holdings Corp.*,2	112,715	2,382,795
ICU Medical, Inc.*	71,585	5,862,811
IPC Healthcare, Inc.*	87,460	4,013,539
Medidata Solutions, Inc.*	78,770	3,761,267
MWI Veterinary Supply, Inc.*	30,548	5,190,411
West Pharmaceutical Services, Inc.	147,210	7,837,460
Total Health Care		49,231,712
Industrials - 19.0%
CLARCOR, Inc.	95,879	6,389,377
The Corporate Executive Board Co.	91,377	6,627,574
Healthcare Services Group, Inc.	181,425	5,611,475
Heartland Express, Inc.	278,740	7,528,767
HEICO Corp.[2]	47,867	2,891,167
The Middleby Corp.*	62,844	6,227,840
Mobile Mini, Inc.	114,320	4,631,103
Primoris Services Corp.	163,432	3,798,160
Proto Labs, Inc.*,2	70,383	4,726,922
RBC Bearings, Inc.	70,667	4,560,142
Ritchie Bros. Auctioneers, Inc.[2]	208,211	5,598,794
The Toro Co.	89,143	5,688,215
Universal Forest Products, Inc.	71,830	3,821,356
US Ecology, Inc.	77,460	3,107,695
Total Industrials		71,208,587
Information Technology - 17.6%
Blackbaud, Inc.	135,110	5,844,859
Cardtronics, Inc.*	100,620	3,881,920
Cavium, Inc.*,2	90,610	5,601,510
Cognex Corp.*	174,320	7,204,646
CoStar Group, Inc.*	21,085	3,871,839
EPAM Systems, Inc.*	72,825	3,477,394
FEI Co.	89,394	8,076,748
LogMeln, Inc.*	80,306	3,962,298
Power Integrations, Inc.	98,508	5,096,804
PROS Holdings, Inc.*	38,480	1,057,430
Rofin-Sinar Technologies, Inc.*	100,232	2,883,675
SciQuest, Inc.*	151,450	2,188,452
Solera Holdings, Inc.	77,066	3,944,238

The accompanying notes are an integral part of these financial statements.

AMG GW&K Small Cap Core Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Information Technology - 17.6% (continued)
Tyler Technologies, Inc.*	79,706	$8,723,025
Total Information Technology		65,814,838
Materials - 5.9%
Balchem Corp.	65,485	4,363,920
Compass Minerals International, Inc.	44,229	3,840,404
Flotek Industries, Inc.*	142,750	2,673,707
KapStone Paper and Packaging Corp.	174,440	5,112,836
Silgan Holdings, Inc.	112,865	6,049,564
Total Materials		22,040,431
Utilities - 2.9%
Cleco Corp.	64,250	3,504,195
NorthWestern Corp.	130,162	7,364,566
Total Utilities		10,868,761
Total Common Stocks (cost $308,618,334)		365,029,289

	Principal Amount
Short-Term Investments - 5.5%
Repurchase Agreements - 3.4%[4]
Cantor Fitzgerald Securities, Inc., dated 12/31/14 due 01/02/15, 0.090%, total to be received $3,041,321 (collateralized by various U.S. Government Agency Obligations, 0.000% - 10.500%, 01/01/15 - 11/20/64, totaling $3,102,132)	$3,041,306	3,041,306
Citigroup Global Markets, Inc., dated 12/31/14, due 01/02/15, 0.080%, total to be received $640,244 (collateralized by various U.S. Government Agency Obligations, 1.375% - 8.000%, 12/15/17 - 07/15/51, totaling $653,046)	640,241	640,241
Daiwa Capital Markets America, dated 12/31/14, due 01/02/15, 0.120%, total to be received $3,041,326 (collateralized by various U.S. Government Agency Obligations, 0.000% - 6.500%, 06/01/17 - 03/01/48, totaling $3,102,132)	3,041,306	3,041,306

	Principal Amount	Value
Nomura Securities International, Inc., dated 12/31/14, due 01/02/15, 0.080%, total to be received $3,041,320 (collateralized by various U.S. Government Agency Obligations, 0.000% - 8.875%, 01/07/15 -11/20/64 totaling $3,102,132)	$3,041,306	$3,041,306
State of Wisconsin Investment Board, dated 12/31/14, due 01/02/15, 0.150%, total to be received $3,041,331 (collateralized by various U.S. Government Agency Obligations, 0.125% - 2.500%, 04/15/16 - 02/15/42, totaling $3,102,437)	3,041,306	3,041,306
Total Repurchase Agreements		12,805,465

	Shares
Other Investment Companies - 2.1%[5]
Dreyfus Institutional Cash Advantage Fund, Institutional Class Shares, 0.06%	7,952,088	7,952,088
Total Short-Term Investments (cost $20,757,553)		20,757,553
Total Investments - 103.1% (cost $329,375,887)		385,786,842
Other Assets, less Liabilities - (3.1)%		(11,685,117)
Net Assets - 100.0%		$374,101,725

The accompanying notes are an integral part of these financial statements.

Notes to Schedules of Portfolio Investments

The following footnotes and abbreviations should be read in conjunction with each of the Schedules of Portfolio Investments previously presented in this report.

At December 31, 2014, the approximate cost of investments for federal income tax purposes and the aggregate gross unrealized appreciation and/or depreciation based on tax cost were:

Fund	Cost	Appreciation	Depreciation	Net
AMG GW&K Enhanced Core Bond Fund	$88,655,793	$2,009,587	$(1,380,717)	$628,870
AMG GW&K Municipal Bond Fund	497,523,424	12,883,278	(422,215)	12,461,063
AMG GW&K Municipal Enhanced Yield Fund	235,127,484	12,284,693	(81,101)	12,203,592
AMG GW&K Small Cap Core Fund	329,348,995	66,510,862	(10,073,015)	56,437,847

*	Non-income producing security.
(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified buyers. At December 31, 2014, the value of these securities amounted to the following:

Fund	Market Value	% of Net Assets
AMG GW&K Enhanced Core Bond Fund	$1,195,000	1.4%
AMG GW&K Municipal Enhanced Yield Fund	7,846,056	3.1%

(b)	Step Bond: A debt instrument with either deferred interest payments or an interest rate that resets at specific times during its term.
[1]	Variable Rate Security. The rate listed is as of December 31, 2014, and is periodically reset subject to terms and conditions set forth in the debenture.
[2]	Some or all of these shares were out on loan to various brokers as of December 31, 2014, amounting to:

Fund	Market Value	% of Net Assets
AMG GW&K Enhanced Core Bond Fund	$2,219,278	2.5%
AMG GW&K Small Cap Core Fund	12,399,511	3.3%

[3]	Securities in the portfolio backed by insurance of financial institutions and financial guaranty assurance agencies. At December 31, 2014, the value of these securities amounted to the following:

Fund	Market Value	% of Net Assets
AMG GW&K Enhanced Core Bond Fund	$873,724	1.0%
AMG GW&K Municipal Enhanced Yield Fund	3,857,769	1.5%

[4]	Collateral received from brokers for securities lending was invested in these short-term investments.
[5]	Yield shown represents the December 31, 2014, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.
[6]	All or part of the security is delayed delivery transaction. The market value of delayed delivery securities at December 31, 2014, amounted to the following:

Fund	Market Value	% of Net Assets
AMG GW&K Municipal Bond Fund	$3,374,855	0.7%

[7]	Some of the theses securities are segregated as collateral for delayed delivery transactions. At December 31, 2014, the value of theses securities amounted to the following:

Fund	Market Value	% of Net Assets
AMG GW&K Municipal Bond Fund	$7,154,940	1.4%

The accompanying notes are an integral part of these financial statements.

Notes to Schedules of Portfolio Investments (continued)

The following tables summarize the inputs used to value the Funds’ net assets by the fair value hierarchy levels as of December 31, 2014: (See Note 1(a) in the Notes to the Financial Statements.)

	Quoted Prices in Active Markets for Identical Investments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total
AMG GW&K Enhanced Core Bond Fund
Investments in Securities
Corporate Bonds and Notes†	—	$52,100,709	—	$52,100,709
Municipal Bonds††	—	5,630,926	—	5,630,926
U.S. Government and Agency Obligations†	—	26,442,962	—	26,442,962
Short-Term Investments
Repurchase Agreements	—	2,316,213	—	2,316,213
Other Investment Companies	$2,793,853	—	—	2,793,853

Total Investments in Securities	$2,793,853	$86,490,810	—	$89,284,663

	Quoted Prices in Active Markets for Identical Investments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total
AMG GW&K Municipal Bond Fund
Investments in Securities
Municipal Bonds††	—	$501,672,587	—	$501,672,587
Other Investment Companies	$8,311,900	—	—	8,311,900

Total Investments in Securities	$8,311,900	$501,672,587	—	$509,984,487

	Quoted Prices in Active Markets for Identical Investments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total
AMG GW&K Municipal Enhanced Yield Fund
Investments in Securities
Municipal Bonds††	—	$245,345,135	—	$245,345,135
Other Investment Companies	$1,985,941	—	—	1,985,941

Total Investments in Securities	$1,985,941	$245,345,135	—	$247,331,076

The accompanying notes are an integral part of these financial statements.

Notes to Schedules of Portfolio Investments (continued)

	Quoted Prices in Active Markets for Identical Investments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total
AMG GW&K Small Cap Core Fund
Investments in Securities
Common Stocks†††	$365,029,289	—	—	$365,029,289
Short-Term Investments
Repurchase Agreements	—	$12,805,465	—	12,805,465
Other Investment Companies	7,952,088	—	—	7,952,088

Total Investments in Securities	$372,981,377	$12,805,465	—	$385,786,842

†	All corporate bonds and notes and U.S. government and agency obligations held in the Fund are level 2 securities. For a detailed breakout of the corporate bonds and notes and U.S. government and agency obligations by major industry or agency classification, please refer to the respective Schedule of Portfolio Investments.
††	All municipal bonds held in the Fund are Level 2 securities. For a detailed breakout of the bonds by major classification, please refer to the respective Schedule of Portfolio Investments.
†††	All common stocks held in the Funds are Level 1 securities. For a detailed breakout of the common stocks by major industry classification, please refer to the respective Schedule of Portfolio Investments.

As of December 31, 2014, the Funds had no transfers between levels from the beginning of the reporting period.

INVESTMENTS DEFINITIONS AND ABBREVIATIONS:

COPS:	Certificates of Participation
FGIC:	Financial Guaranty Insurance Company
FHLMC:	Federal Home Loan Mortgage Corp.
FNMA:	Federal National Mortgage Association
GMTN:	Global Medium-Term Notes
National:	National Public Finance Guarantee Corp.

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

December 31, 2014

	AMG GW&K Enhanced Core Bond Fund	AMG GW&K Municipal Bond Fund	AMG GW&K Municipal Enhanced Yield Fund	AMG GW&K Small Cap Core Fund
Assets:
Investments at value* (including securities on loan valued at $2,219,278, $0, $0 and $12,399,511, respectively)	$89,284,663	$509,984,487	$247,331,076	$385,786,842
Receivable for investments sold	—	2,747,469	2,473,424	95,708
Receivable for Fund shares sold	188,870	9,356,131	779,586	1,445,421
Dividends, interest and other receivables	1,092,025	6,151,509	2,896,325	641,450
Receivable from affiliate	22,029	150,838	38,294	53,137
Prepaid expenses	14,254	15,647	9,718	16,358
Total assets	90,601,841	528,406,081	253,528,423	388,038,916
Liabilities:
Payable upon return of securities loaned	2,316,213	—	—	12,805,465
Payable for investments purchased	—	9,789,848	—	—
Payable for Fund shares repurchased	337,408	2,937,429	2,769,294	721,115
Accrued expenses:
Investment advisory and management fees	33,585	149,203	106,281	236,960
Administrative fees	14,927	106,573	33,980	78,987
Shareholder service fees—Investor Class	—	18,962	4,002	18,968
Shareholder service fees—Service Class	—	4,241	—	5,816
Distribution fees—Investor Class	5,934	4,952	1,927	8,296
Distribution fees—Class C	13,660	—	—	—
Trustees fees and expenses	1,038	4,538	2,265	3,498
Other	59,645	84,996	63,462	58,086
Total liabilities	2,782,410	13,100,742	2,981,211	13,937,191
Net Assets	$87,819,431	$515,305,339	$250,547,212	$374,101,725
Net Assets Represent:
Paid-in capital	$87,463,758	$500,932,348	$239,309,631	$313,642,426
Undistributed net investment income	21,912	—	4,329	10,337
Accumulated net realized gain (loss) from investments	(295,343)	1,911,928	(1,051,412)	4,038,007
Net unrealized appreciation of investments	629,104	12,461,063	12,284,664	56,410,955
Net Assets	$87,819,431	$515,305,339	$250,547,212	$374,101,725
Investor Class:
Net Assets	$27,444,047	$23,571,817	$8,506,557	$37,994,847
Shares outstanding	2,685,654	2,030,537	837,653	1,624,259
Net asset value, offering and redemption price per share	$10.22	$11.61	$10.16	$23.39
Service Class:
Net Assets	$2,480,156	$98,152,415	$15,756,846	$44,805,785
Shares outstanding	241,829	8,436,546	1,550,584	1,904,109
Net asset value, offering and redemption price per share	$10.26	$11.63	$10.16	$23.53
Class C Shares:
Net Assets	$15,927,462	n/a	n/a	n/a
Shares outstanding	1,561,126	n/a	n/a	n/a
Net asset value, offering and redemption price per share	$10.20	n/a	n/a	n/a
Institutional Class:
Net Assets	$41,967,766	$393,581,107	$226,283,809	$291,301,093
Shares outstanding	4,093,980	33,721,021	22,305,065	12,339,416
Net asset value, offering and redemption price per share	$10.25	$11.67	$10.14	$23.61
* Investments at cost	$88,655,559	$497,523,424	$235,046,412	$329,375,887

The accompanying notes are an integral part of these financial statements.

Statement of Operations

For the year ended December 31, 2014

	AMG GW&K Enhanced Core Bond Fund	AMG GW&K Municipal Bond Fund	AMG GW&K Municipal Enhanced Yield Fund	AMG GW&K Small Cap Core Fund
Investment Income:
Interest income	$3,280,667	$9,513,095	$10,707,192	$289
Dividend income	1,686	1,077	418	3,924,844 [1]
Securities lending income	10,236	—	—	71,827
Foreign withholding tax	—	—	—	(15,152)
Total investment income	3,292,589	9,514,172	10,707,610	3,981,808
Expenses:
Investment advisory and management fees	405,752	1,422,570	1,198,447	2,424,518
Administrative fees	180,334	1,016,122	599,223	808,172
Distribution fees - Investor Class	68,244	69,273	25,048	130,287
Distribution fees - Class C	183,179	—	—	—
Shareholder servicing fees - Investor Class	—	58,203	11,398	112,868
Shareholder servicing fees - Service Class	1,079	128,878	8,011	52,379
Professional fees	52,795	52,334	52,467	53,135
Registration fees	57,954	79,317	66,644	56,391
Custodian	15,865	49,050	22,734	23,880
Transfer agent	9,634	25,671	11,269	22,974
Reports to shareholders	30,678	24,966	16,531	40,940
Trustees fees and expenses	3,851	16,356	9,507	13,342
Miscellaneous	4,721	8,602	6,589	7,174
Total expenses before offsets	1,014,086	2,951,342	2,027,868	3,746,060
Fee waivers	—	—	(216,037)	—
Expense reimbursements	(229,007)	(1,312,291)	(232,205)	(378,846)
Net expenses	785,079	1,639,051	1,579,626	3,367,214
Net investment income	2,507,510	7,875,121	9,127,984	614,594
Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	87,523	3,462,649	3,771,712	22,646,725
Net change in unrealized appreciation (depreciation) of investments	2,660,589	16,538,759	25,123,728	(14,926,183)
Net realized and unrealized gain	2,748,112	20,001,408	28,895,440	7,720,542
Net increase in net assets resulting from operations	$5,255,622	$27,876,529	$38,023,424	$8,335,136

[1]	Includes non-recurring dividends of $640,330.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

For the years ended December 31,

	AMG GW&K Enhanced		AMG GW&K Municipal
	Core Bond Fund		Bond Fund
	2014	2013	2014	2013
Increase (Decrease) in Net Assets From Operations:
Net investment income	$2,507,510	$2,765,332	$7,875,121	$4,612,084
Net realized gain (loss) on investments	87,523	(381,497)	3,462,649	657,968
Net change in unrealized appreciation (depreciation) of investments	2,660,589	(2,241,302)	16,538,759	(10,012,903)
Net increase (decrease) in net assets resulting from operations	5,255,622	142,533	27,876,529	(4,742,851)
Distributions to Shareholders:
From net investment income:
Investor Class	(769,523)	(871,265)	(432,266)	(403,081)
Service Class	(57,198)	(35,602)	(1,339,974)	(769,786)
Class C	(381,610)	(431,792)	—	—
Institutional Class	(1,330,077)	(1,669,013)	(6,154,942)	(3,400,461)
From net realized gain on investments:
Investor Class	—	(3,162,412)	(79,952)	(109,207)
Service Class	—	(150,429)	(330,497)	(216,679)
Class C	—	(2,099,367)	—	—
Institutional Class	—	(5,438,306)	(1,316,968)	(787,354)
Total distributions to shareholders	(2,538,408)	(13,858,186)	(9,654,599)	(5,686,568)
Capital Share Transactions:[1]
Net increase (decrease) from capital share transactions	(28,444,315)	(13,118,777)	210,693,581	117,040,476
Total increase (decrease) in net assets	(25,727,101)	(26,834,430)	228,915,511	106,611,057
Net Assets:
Beginning of year	113,546,532	140,380,962	286,389,828	179,778,771
End of year	$87,819,431	$113,546,532	$515,305,339	$286,389,828
End of year undistributed net investment income (loss)	$21,912	$51,441	—	$38,756

[1]	See Note 1(g) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets (continued)

For the years ended December 31,

	AMG GW&K Municipal		AMG GW&K Small
	Enhanced Yield Fund		Cap Core Fund
	2014	2013	2014	2013
Increase (Decrease) in Net Assets From Operations:
Net investment income (loss)	$9,127,984	$11,669,177	$614,594	$(68,908)
Net realized gain (loss) on investments	3,771,712	(4,821,153)	22,646,725	11,109,017
Net change in unrealized appreciation (depreciation) of investments	25,123,728	(32,073,071)	(14,926,183)	56,941,446
Net increase (decrease) in net assets resulting from operations	38,023,424	(25,225,047)	8,335,136	67,981,555
Distributions to Shareholders:
From net investment income:
Investor Class	(345,685)	(621,586)	—	—
Service Class	(377,198)	(210,911)	(20,176)	—
Institutional Class	(8,402,809)	(10,832,659)	(460,718)	—
From net realized gain on investments:
Investor Class	—	(63,080)	(2,104,505)	(2,426,685)
Service Class	—	(39,281)	(2,494,630)	(1,256,478)
Institutional Class	—	(1,529,874)	(15,829,282)	(6,070,507)
Total distributions to shareholders	(9,125,692)	(13,297,391)	(20,909,311)	(9,753,670)
Capital Share Transactions:[1]
Net increase (decrease) from capital share transactions	7,236,539	(69,861,782)	111,993,583	112,022,616
Total increase (decrease) in net assets	36,134,271	(108,384,220)	99,419,408	170,250,501
Net Assets:
Beginning of year	214,412,941	322,797,161	274,682,317	104,431,816
End of year	$250,547,212	$214,412,941	$374,101,725	$274,682,317
End of year undistributed net investment income	$4,329	$2,018	$10,337	—

[1]	See Note 1(g) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

AMG GW&K Enhanced Core Bond Fund

Financial Highlights

For a share outstanding throughout each period

	For the years ended December 31,
Investor Class	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Year	$9.96	$11.24	$10.81	$11.00	$10.43
Income from Investment Operations:
Net investment income	0.29 [3]	0.24 [3]	0.44 [3]	0.46 [3]	0.47
Net realized and unrealized gain (loss) on investments	0.26 [3]	(0.21)[3]	0.58 [3]	0.03 [3]	0.56
Total from investment operations	0.55	0.03	1.02	0.49	1.03
Less Distributions to Shareholders from:
Net investment income	(0.29)	(0.26)	(0.48)	(0.51)	(0.46)
Net realized gain on investments	—	(1.05)	(0.11)	(0.17)	—
Total distributions to shareholders	(0.29)	(1.31)	(0.59)	(0.68)	(0.46)
Net Asset Value, End of Year	$10.22	$9.96	$11.24	$10.81	$11.00
Total Return[1]	5.58%	0.29%	9.53%	4.53%	10.04%
Ratio of net expenses to average net assets (with offsets/reductions)	0.84%	0.86%[4]	0.84%[5]	0.84%	0.84%
Ratio of expenses to average net assets (with offsets)	0.84%	0.86%[4]	0.84%[5]	0.84%	0.84%
Ratio of total expenses to average net assets (without offsets/reductions)[2]	1.09%	1.08%[4]	1.04%[5]	1.05%	1.07%
Ratio of net investment income to average net assets[1]	2.82%	2.14%[4]	3.92%[5]	4.18%	4.13%
Portfolio turnover	22%	43%	110%	28%	23%
Net assets at end of year (000’s omitted)	$27,444	$32,009	$41,772	$35,647	$38,655

	For the years ended December 31,		For the period from December 1, 2012 through
Service Class	2014	2013	December 31, 2012*
Net Asset Value, Beginning of Period	$9.99	$11.28	$11.41
Income from Investment Operations:
Net investment income[3]	0.31	0.26	0.02
Net realized and unrealized gain (loss) on investments[3]	0.27	(0.22)	0.01
Total from investment operations	0.58	0.04	0.03
Less Distributions to Shareholders from:
Net investment income	(0.31)	(0.28)	(0.05)
Net realized gain on investments	—	(1.05)	(0.11)
Total distributions to shareholders	(0.31)	(1.33)	(0.16)
Net Asset Value, End of Period	$10.26	$9.99	$11.28
Total Return[1]	5.84%	0.41%	0.26%[17]
Ratio of net expenses to average net assets (with offsets/reductions)	0.65%	0.69%[4]	0.64%[5,18]
Ratio of expenses to average net assets (with offsets)	0.65%	0.69%[4]	0.64%[5,18]
Ratio of total expenses to average net assets (without offsets/reductions)[2]	0.90%	0.91%[4]	0.90%[5,18]
Ratio of net investment income to average net assets[1]	3.00%	2.31%[4]	2.07%[5,18]
Portfolio turnover	22%	43%	110%
Net assets at end of period (000’s omitted)	$2,480	$1,563	$10

AMG GW&K Enhanced Core Bond Fund

Financial Highlights

For a share outstanding throughout each year

	For the years ended December 31,
Class C	2014	2013	2012††	2011	2010
Net Asset Value, Beginning of Year	$9.94	$11.22	$10.79	$10.98	$10.41
Income from Investment Operations:
Net investment income	0.21 [3]	0.15 [3]	0.36 [3]	0.38 [3]	0.39
Net realized and unrealized gain (loss) on investments	0.26 [3]	(0.20)[3]	0.57 [3]	0.02 [3]	0.56
Total from investment operations	0.47	(0.05)	0.93	0.40	0.95
Less Distributions to Shareholders from:
Net investment income	(0.21)	(0.18)	(0.39)	(0.42)	(0.38)
Net realized gain on investments	—	(1.05)	(0.11)	(0.17)	—
Total distributions to shareholders	(0.21)	(1.23)	(0.50)	(0.59)	(0.38)
Net Asset Value, End of Year	$10.20	$9.94	$11.22	$10.79	$10.98
Total Return[1]	4.79%	(0.50)%[6]	8.72%[6]	3.73%	9.22%
Ratio of net expenses to average net assets (with offsets/reductions)	1.59%	1.61%[4]	1.59%[5]	1.59%	1.59%
Ratio of expenses to average net assets (with offsets)	1.59%	1.61%[4]	1.59%[5]	1.59%	1.59%
Ratio of total expenses to average net assets (without offsets/reductions)[2]	1.84%	1.83%[4]	1.79%[5]	1.80%	1.82%
Ratio of net investment income to average net assets[1]	2.07%	1.38%[4]	3.18%[5]	3.42%	3.39%
Portfolio turnover	22%	43%	110%	28%	23%
Net assets at end of year (000’s omitted)	$15,927	$20,793	$33,026	$33,615	$45,363

	For the years ended December 31,
Institutional Class	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Year	$9.99	$11.28	$10.84	$11.03	$10.46
Income from Investment Operations:
Net investment income	0.31 [3]	0.27 [3]	0.47 [3]	0.49 [3]	0.49
Net realized and unrealized gain (loss) on investments	0.27 [3]	(0.22)[3]	0.58 [3]	0.02 [3]	0.57
Total from investment operations	0.58	0.05	1.05	0.51	1.06
Less Distributions to Shareholders from:
Net investment income	(0.32)	(0.29)	(0.50)	(0.53)	(0.49)
Net realized gain on investments	—	(1.05)	(0.11)	(0.17)	—
Total distributions to shareholders	(0.32)	(1.34)	(0.61)	(0.70)	(0.49)
Net Asset Value, End of Year	$10.25	$9.99	$11.28	$10.84	$11.03
Total Return[1]	5.85%	0.46%	9.89%	4.79%	10.29%
Ratio of net expenses to average net assets (with offsets/reductions)	0.59%	0.61%[4]	0.59%[5]	0.59%	0.59%
Ratio of expenses to average net assets (with offsets)	0.59%	0.61%[4]	0.59%[5]	0.59%	0.59%
Ratio of total expenses to average net assets (without offsets/reductions)[2]	0.84%	0.83%[4]	0.79%[5]	0.80%	0.82%
Ratio of net investment income to average net assets[1]	3.05%	2.39%[4]	4.21%[5]	4.41%	4.34%
Portfolio turnover	22%	43%	110%	28%	23%
Net assets at end of year (000’s omitted)	$41,968	$59,182	$65,573	$64,573	$61,748

AMG GW&K Municipal Bond Fund

Financial Highlights

For a share outstanding throughout each year

	For the years ended December 31,
Investor Class	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Year	$11.02	$11.52	$11.21	$10.29	$10.27
Income from Investment Operations:
Net investment income[3]	0.18	0.18	0.20	0.27	0.31
Net realized and unrealized gain (loss) on investments[3]	0.63	(0.47)	0.38	0.97	0.09
Total from investment operations	0.81	(0.29)	0.58	1.24	0.40
Distributions to Shareholders from:
Net investment income	(0.18)	(0.17)	(0.19)	(0.27)	(0.31)
Net realized gain on investments	(0.04)	(0.04)	(0.08)	(0.05)	(0.07)
Total distributions to shareholders	(0.22)	(0.21)	(0.27)	(0.32)	(0.38)
Net Asset Value, End of Year	$11.61	$11.02	$11.52	$11.21	$10.29
Total Return[1]	7.39%	(2.51)%[6]	5.27%[6]	12.16%	3.89%
Ratio of net expenses to average net assets (with offsets/reductions)	0.80%	0.81%[7]	0.80%[8]	0.81%	0.75%
Ratio of expenses to average net assets (with offsets)	0.80%	0.81%[7]	0.80%[8]	0.81%	0.75%
Ratio of total expenses to average net assets (without offsets/reductions)[2]	1.12%	1.17%[7]	1.18%[8]	1.34%	1.45%
Ratio of net investment income to average net assets[1]	1.55%	1.56%[7]	1.71%[8]	2.46%	2.91%
Portfolio turnover	31%	28%	39%	26%	22%
Net assets at end of year (000’s omitted)	$23,572	$28,655	$22,726	$8,777	$2,856

	For the years ended December 31,
Service Class	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Year	$11.04	$11.54	$11.23	$10.30	$10.28
Income from Investment Operations:
Net investment income[3]	0.21	0.21	0.23	0.30	0.33
Net realized and unrealized gain (loss) on investments[3]	0.63	(0.47)	0.38	0.97	0.09
Total from investment operations	0.84	(0.26)	0.61	1.27	0.42
Distributions to Shareholders from:
Net investment income	(0.21)	(0.20)	(0.22)	(0.29)	(0.33)
Net realized gain on investments	(0.04)	(0.04)	(0.08)	(0.05)	(0.07)
Total distributions to shareholders	(0.25)	(0.24)	(0.30)	(0.34)	(0.40)
Net Asset Value, End of Year	$11.63	$11.04	$11.54	$11.23	$10.30
Total Return[1]	7.62%	(2.24)%	5.53%	12.52%	4.05%
Ratio of net expenses to average net assets (with offsets/reductions)	0.52%	0.53%[7]	0.55%[8]	0.54%	0.55%
Ratio of expenses to average net assets (with offsets)	0.52%	0.53%[7]	0.55%[8]	0.54%	0.55%
Ratio of total expenses to average net assets (without offsets/reductions)[2]	0.84%	0.89%[7]	0.93%[8]	1.09%	1.25%
Ratio of net investment income to average net assets[1]	1.82%	1.84%[7]	1.97%[8]	2.80%	3.13%
Portfolio turnover	31%	28%	39%	26%	22%
Net assets at end of year (000’s omitted)	$98,152	$53,024	$35,444	$22,705	$15,032

AMG GW&K Municipal Bond Fund

Financial Highlights

For a share outstanding throughout each year

	For the years ended December 31,
Institutional Class	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Year	$11.08	$11.58	$11.26	$10.33	$10.31
Income from Investment Operations:
Net investment income[3]	0.23	0.23	0.25	0.30	0.35
Net realized and unrealized gain (loss) on investments[3]	0.63	(0.47)	0.40	0.99	0.09
Total from investment operations	0.86	(0.24)	0.65	1.29	0.44
Distributions to Shareholders from:
Net investment income	(0.23)	(0.22)	(0.25)	(0.31)	(0.35)
Net realized gain on investments	(0.04)	(0.04)	(0.08)	(0.05)	(0.07)
Total distributions to shareholders	(0.27)	(0.26)	(0.33)	(0.36)	(0.42)
Net Asset Value, End of Year	$11.67	$11.08	$11.58	$11.26	$10.33
Total Return[1]	7.80%	(2.02)%	5.80%[6]	12.71%[6]	4.27%[6]
Ratio of net expenses to average net assets (with offsets/reductions)	0.34%	0.36%[7]	0.35%[8]	0.34%	0.34%
Ratio of expenses to average net assets (with offsets)	0.34%	0.36%[7]	0.35%[8]	0.34%	0.34%
Ratio of total expenses to average net assets (without offsets/reductions)[2]	0.66%	0.72%[7]	0.73%[8]	0.83%	1.04%
Ratio of net investment income to average net assets[1]	2.00%	2.01%[7]	2.15%[8]	2.79%	3.31%
Portfolio turnover	31%	28%	39%	26%	22%
Net assets at end of year (000’s omitted)	$393,581	$204,711	$121,609	$32,019	$1,180

AMG GW&K Municipal Enhanced Yield Fund

Financial Highlights

For a share outstanding throughout each year

	For the years ended December 31,
Investor Class	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Year	$8.98	$10.24	$9.55	$8.79	$8.81
Income from Investment Operations:
Net investment income	0.34 [3]	0.35 [3]	0.36 [3]	0.37 [3]	0.37
Net realized and unrealized gain (loss) on investments	1.18 [3]	(1.18)[3]	0.93 [3]	0.78 [3]	(0.03)
Total from investment operations	1.52	(0.83)	1.29	1.15	0.34
Distributions to Shareholders from:
Net investment income	(0.34)	(0.36)	(0.36)	(0.37)	(0.36)
Net realized gain on investments	—	(0.07)	(0.24)	(0.02)	—
Total distributions to shareholders	(0.34)	(0.43)	(0.60)	(0.39)	(0.36)
Net Asset Value, End of Year	$10.16	$8.98	$10.24	$9.55	$8.79
Total Return[1]	17.14%	(8.27)%[6]	13.69%[6]	13.48%	3.81%
Ratio of net expenses to average net assets (with offsets/reductions)	1.00%	1.12%[9]	1.07%[10]	1.17%[11]	1.27%
Ratio of expenses to average net assets (with offsets)	1.00%	1.12%[9]	1.07%[10]	1.17%[11]	1.27%
Ratio of total expenses to average net assets (without offsets/reductions)[2]	1.19%	1.30%[9]	1.27%[10]	1.40%	1.57%
Ratio of net investment income to average net assets[1]	3.46%	3.58%[9]	3.53%[10]	4.02%	4.10%
Portfolio turnover	83%	52%	70%	31%	50%
Net assets at end of year (000’s omitted)	$8,507	$8,030	$21,413	$5,689	$557

	For the years ended December 31,
Service Class	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Year	$8.98	$10.23	$9.54	$8.79	$8.81
Income from Investment Operations:
Net investment income	0.36 [3]	0.38 [3]	0.38 [3]	0.40 [3]	0.39
Net realized and unrealized gain (loss) on investments	1.18 [3]	(1.18)[3]	0.93 [3]	0.77 [3]	(0.02)
Total from investment operations	1.54	(0.80)	1.31	1.17	0.37
Distributions to Shareholders from:
Net investment income	(0.36)	(0.38)	(0.38)	(0.40)	(0.39)
Net realized gain on investments	—	(0.07)	(0.24)	(0.02)	—
Total distributions to shareholders	(0.36)	(0.45)	(0.62)	(0.42)	(0.39)
Net Asset Value, End of Year	$10.16	$8.98	$10.23	$9.54	$8.79
Total Return[1]	17.39%	(7.95)%	13.90%	13.65%	4.09%
Ratio of net expenses to average net assets (with offsets/reductions)	0.72%	0.78%[9]	0.86%[10]	0.94%[11]	1.01%
Ratio of expenses to average net assets (with offsets)	0.72%	0.78%[9]	0.86%[10]	0.94%[11]	1.01%
Ratio of total expenses to average net assets (without offsets/reductions)[2]	0.91%	0.96%[9]	1.06%[10]	1.16%	1.31%
Ratio of net investment income to average net assets[1]	3.68%	3.99%[9]	3.74%[10]	4.48%	4.36%
Portfolio turnover	83%	52%	70%	31%	50%
Net assets at end of year (000’s omitted)	$15,757	$5,222	$6,401	$2,145	$1,181

AMG GW&K Municipal Enhanced Yield Fund

Financial Highlights

For a share outstanding throughout each year

	For the years ended December 31,
Institutional Class	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Year	$8.97	$10.22	$9.53	$8.78	$8.81
Income from Investment Operations:
Net investment income	0.37 [3]	0.39 [3]	0.40 [3]	0.41 [3]	0.40
Net realized and unrealized gain (loss) on investments	1.17 [3]	(1.17)[3]	0.93 [3]	0.78 [3]	(0.03)
Total from investment operations	1.54	(0.78)	1.33	1.19	0.37
Distributions to Shareholders from:
Net investment income	(0.37)	(0.40)	(0.40)	(0.42)	(0.40)
Net realized gain on investments	—	(0.07)	(0.24)	(0.02)	—
Total distributions to shareholders	(0.37)	(0.47)	(0.64)	(0.44)	(0.40)
Net Asset Value, End of Year	$10.14	$8.97	$10.22	$9.53	$8.78
Total Return[1]	17.45%	(7.80)%	14.13%[6]	13.94%	4.15%
Ratio of net expenses to average net assets (with offsets/reductions)	0.64%	0.66%[9]	0.65%[10]	0.69%[11]	0.79%
Ratio of expenses to average net assets (with offsets)	0.64%	0.66%[9]	0.65%[10]	0.69%[11]	0.79%
Ratio of total expenses to average net assets (without offsets/reductions)[2]	0.83%	0.84%[9]	0.85%[10]	0.91%	1.09%
Ratio of net investment income to average net assets[1]	3.83%	4.08%[9]	3.96%[10]	4.69%	4.58%
Portfolio turnover	83%	52%	70%	31%	50%
Net assets at end of year (000’s omitted)	$226,284	$201,161	$294,983	$138,250	$48,079

AMG GW&K Small Cap Core Fund

Financial Highlights

For a share outstanding throughout each year

	For the years ended December 31,
Investor Class	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Year	$24.34	$17.72	$15.87	$15.64	$12.05
Income from Investment Operations:
Net investment income (loss)[3]	(0.07)[19]	(0.07)[13]	0.14 [14]	(0.02)	0.01
Net realized and unrealized gain on investments[3]	0.46	7.56	2.15	0.25	3.58
Total from investment operations	0.39	7.49	2.29	0.23	3.59
Distributions to Shareholders from:
Net investment income	—	—	(0.08)	—	0.00 [12]
Net realized gain on investments	(1.34)	(0.87)	(0.36)	—	—
Total distributions to shareholders	(1.34)	(0.87)	(0.44)	(0.00)[12]	—
Net Asset Value, End of Year	$23.39	$24.34	$17.72	$15.87	$15.64
Total Return[1]	1.53%	42.26%	14.45%	1.47%	29.81%
Ratio of net expenses to average net assets (with offsets/reductions)	1.42%	1.37%[15]	1.41%[16]	1.39%	1.42%
Ratio of expenses to average net assets (with offsets)	1.42%	1.37%[15]	1.41%[16]	1.39%	1.42%
Ratio of total expenses to average net assets (without offsets/reductions)[2]	1.53%	1.50%[15]	1.62%[16]	1.71%	1.84%
Ratio of net investment income (loss) to average net assets[1]	(0.28)%	(0.32)%[15]	0.78%[16]	(0.14)%	0.07%
Portfolio turnover	26%	19%	14%	25%	19%
Net assets at end of year (000’s omitted)	$37,995	$69,992	$14,707	$3,349	$1,914

	For the years ended December 31,
Service Class	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Year	$24.42	$17.73	$15.85	$15.59	$12.01
Income from Investment Operations:
Net investment income (loss)[3]	0.04 [19]	(0.02)[13]	0.06 [14]	0.01	0.04
Net realized and unrealized gain on investments[3]	0.43	7.58	2.26	0.25	3.56
Total from investment operations	0.47	7.56	2.32	0.26	3.60
Distributions to Shareholders from:
Net investment income	(0.01)	—	(0.08)	—	(0.02)
Net realized gain on investments	(1.35)	(0.87)	(0.36)	—	—
Total distributions to shareholders	(1.36)	(0.87)	(0.44)	—	(0.02)
Net Asset Value, End of Year	$23.53	$24.42	$17.73	$15.85	$15.59
Total Return[1]	1.86%	42.64%[6]	14.67%[6]	1.67%[6]	30.01%[6]
Ratio of net expenses to average net assets (with offsets/reductions)	1.10%	1.13%[15]	1.20%[16]	1.20%	1.20%
Ratio of expenses to average net assets (with offsets)	1.10%	1.13%[15]	1.20%[16]	1.20%	1.20%
Ratio of total expenses to average net assets (without offsets/reductions)[2]	1.22%	1.26%[15]	1.41%[16]	1.52%	1.62%
Ratio of net investment income (loss) to average net assets[1]	0.16%	(0.09)%[15]	0.44%[16]	0.04%	0.30%
Portfolio turnover	26%	19%	14%	25%	19%
Net assets at end of year (000’s omitted)	$44,806	$35,836	$13,052	$19,007	$18,788

AMG GW&K Small Cap Core Fund

Financial Highlights

For a share outstanding throughout each year

	For the years ended December 31,
Institutional Class	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Year	$24.49	$17.76	$15.87	$15.59	$12.01
Income from Investment Operations:
Net investment income[3]	0.07 [19]	0.02 [13]	0.14 [14]	0.05	0.07
Net realized and unrealized gain on investments[3]	0.44	7.58	2.23	0.25	3.57
Total from investment operations	0.51	7.60	2.37	0.30	3.64
Distributions to Shareholders from:
Net investment income	(0.04)	—	(0.12)	(0.02)	(0.06)
Net realized gain on investments	(1.35)	(0.87)	(0.36)	—	—
Total distributions to shareholders	(1.39)	(0.87)	(0.48)	(0.02)	(0.06)
Net Asset Value, End of Year	$23.61	$24.49	$17.76	$15.87	$15.59
Total Return[1]	2.04%	42.81%[6]	14.97%[6]	1.90%	30.28%
Ratio of net expenses to average net assets (with offsets/reductions)	0.95%	0.97%[15]	0.96%[16]	0.95%	0.95%
Ratio of expenses to average net assets (with offsets)	0.95%	0.97%[15]	0.96%[16]	0.95%	0.95%
Ratio of total expenses to average net assets (without offsets/reductions)[2]	1.07%	1.10%[15]	1.17%[16]	1.27%	1.37%
Ratio of net investment income to average net assets[1]	0.30%	0.07%[15]	0.84%[16]	0.30%	0.55%
Portfolio turnover	26%	19%	14%	25%	19%
Net assets at end of year (000’s omitted)	$291,301	$168,854	$76,673	$40,425	$17,941

Notes to Financial Highlights

The following footnotes should be read in conjunction with the Financial Highlights of the Funds previously presented in this report.

*	Commenced operations on December 1, 2012.
††	Effective December 1, 2012, Class C shares were closed to all new investors.
[1]	Total returns and net investment income would have been lower had certain expenses not been offset.
[2]	Excludes the impact of expense reimbursement and expense offsets such as brokerage credits, but includes non-reimbursable expenses, if any, such as interest, taxes and extraordinary expenses.
[3]	Per share numbers have been calculated using average shares.
[4]	Includes non-routine extraordinary expenses amounting to 0.021%, 0.016%, 0.021% and 0.020% of average net assets for the Investor Class, Service Class, Class C and Institutional Class, respectively.
[5]	Includes non-routine extraordinary expenses amounting to 0.004%, 0.005%, 0.004% and 0.004% of average net assets for the Investor Class, Service Class, Class C and Institutional Class, respectively.
[6]	The Total Return is based on the Financial Statement Net Asset Values as shown in the Financial Highlights.
[7]	Includes non-routine extraordinary expenses amounting to 0.021%, 0.020% and 0.020% of average net assets for the Investor Class, Service Class and Institutional Class, respectively.
[8]	Includes non-routine extraordinary expenses amounting to 0.005%, 0.005% and 0.005% of average net assets for the Investor Class, Service Class and Institutional Class, respectively.
[9]	Includes non-routine extraordinary expenses amounting to 0.024%, 0.022% and 0.023% of average net assets for the Investor Class, Service Class and Institutional Class, respectively.
[10]	Includes non-routine extraordinary expenses amounting to 0.006%, 0.005% and 0.005% of average net assets for the Investor Class, Service Class and Institutional Class, respectively.
[11]	Effective July 1, 2011, the Fund’s expense cap was reduced to 0.64% from 0.79%. The expense ratio shown reflects the weighted average expense ratio for the full year ended December 31, 2011.
[12]	Rounds to less than $0.01 or 0.00%.
[13]	Includes non-recurring dividends. Without these dividends net investment income per share would have been $(0.09), $(0.04) and $0.00 for the Investor Class, Service Class and Institutional Class, respectively.
[14]	Includes non-recurring dividends. Without these dividends net investment income per share would have been $0.03, $(0.05) and $0.03 for the Investor Class, Service Class and Institutional Class, respectively.
[15]	Includes non-routine extraordinary expenses amounting to 0.015%, 0.017% and 0.018% of average net assets for the Investor Class, Service Class and Institutional Class, respectively.
[16]	Includes non-routine extraordinary expenses amounting to 0.008%, 0.004% and 0.005% of average net assets for the Investor Class, Service Class and Institutional Class, respectively.
[17]	Not annualized.
[18]	Annualized.
[19]	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $(0.11), $(0.00), and $0.03 for AMG GW&K Small Cap Core Fund’s Investor Class, Service Class, and Institutional Class shares, respectively.

Notes to Financial Statements

December 31, 2014

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

AMG Funds (formerly Managers AMG Funds) and AMG Funds II (formerly Managers Trust II) (the “Trusts”) are open-end management investment companies, organized as Massachusetts business trusts, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trusts consist of a number of different funds, each having distinct investment management objectives, strategies, risks, and policies. Included in this report are AMG Funds II: AMG GW&K Enhanced Core Bond Fund (“Enhanced Core Bond”) (formerly Managers AMG GW&K Fixed Income Fund) and AMG Funds: AMG GW&K Municipal Bond Fund (“Municipal Bond”) (formerly GW&K Municipal Bond Fund), AMG GW&K Municipal Enhanced Yield Fund (“Municipal Enhanced”) (formerly GW&K Municipal Enhanced Yield Fund) and AMG GW&K Small Cap Core Fund (“Small Cap Core”) (formerly GW&K Small Cap Equity Fund), each a “Fund” and collectively the “Funds.”

Each Fund offers three classes of shares: Investor Class, Service Class and Institutional Class. Each class represents an interest in the same assets of the Fund. Although all share classes generally have identical voting rights, each share class votes separately when required by law. Different share classes may pay different distribution amounts to the extent the net asset value per share and/or the expenses of such share classes differ. Each share class has its own expense structure. Please refer to a current prospectus for additional information on each share class.

Effective December 1, 2012, Class C shares of Enhanced Core Bond were closed to all new investors and will no longer be available for purchase by existing shareholders, including purchase by exchange, except for purchases made by automatic reinvestment of dividends and capital gains pursuant to the Fund’s automatic reinvestment plan. Shareholders who redeem Class C shares of the Fund will continue to be subject to the deferred sales charges described in the prospectus.

Effective November 1, 2013, Small Cap Core was closed to new investors. Please refer to a current prospectus for additional information.

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

a. VALUATION OF INVESTMENTS

Equity securities traded on a domestic or international securities exchange are valued at the last quoted sale price, or, lacking any sales, at the last quoted bid price. Equity securities primarily traded on an international securities exchange and equity securities traded on NASDAQ or in a U.S. or non-U.S. over-the-counter market are valued at the market’s official closing price, or, if there are no trades on the applicable date, at the last quoted bid price. In addition, if the applicable market does not offer an official closing price or if the official closing price is not representative of the overall market, equity securities primarily traded on an international securities exchange and equity securities traded in a non-U.S. over-the-counter market are valued at the last quoted sales price. The Funds’ investments are generally valued based on independent market quotations or prices or, if none, “evaluative” or other market based valuations provided by third-party pricing services approved by the Board of Trustees of the Funds (the “Board”).

Fixed-income securities are valued based on valuations furnished by independent pricing services that utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Debt obligations (other than short term debt obligations that have 60 days or less remaining until maturity) will be valued using the evaluated bid price or the mean price provided by an authorized pricing service. Short-term debt obligations (debt obligations with maturities of one year or less at the time of issuance) that have 60 days or less remaining until maturity will be valued at amortized cost. Investments in other open-end regulated investment companies are valued at their end of day net asset value per share. Investments in certain mortgage-backed and stripped mortgage-backed securities, preferred stocks, convertible securities, derivatives and other debt securities not traded on an organized securities market are valued on the basis of valuations provided by dealers or by a pricing service which uses information with respect to transactions in such securities and various relationships between such securities and yield to maturity in determining value.

Under certain circumstances, the value of certain Fund investments (including derivatives) may be based on an evaluation of fair value, pursuant to procedures established by and under the general supervision of the Board. The Pricing Committee is the committee formed by the Board to make fair value determinations for such investments. Each Fund may use the fair value of a portfolio investment to calculate its net asset value (“NAV”) in the event that the market quotation, price or market based valuation for the portfolio investment is not deemed to be readily available or otherwise not determinable pursuant to the Board’s valuation procedures, if AMG Funds LLC (formerly Managers Investment Group LLC) (the “Investment Manager”) believes the quotation, price or market based valuation to be unreliable, or in certain other circumstances. When determining the fair value of an investment, the Pricing Committee seeks to determine the price that the Fund might reasonably expect to receive from a current sale of that investment in an arms-length transaction. Fair value determinations shall be based upon consideration of all available facts and information, including, but not limited to (i) attributes specific to the investment; (ii) fundamental analytical data and press releases relating to the investment and its issuer; and (iii) the value of other comparable securities or relevant financial instruments, including derivative securities, traded on other markets or among dealers.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized in the future, since such amounts depend on future developments inherent in long-term investments. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. The Board will be presented with a quarterly report showing as of the most recent quarter end, all outstanding securities fair

Notes to Financial Statements (continued)

valued by the Pricing Committee, including a comparison with the prior quarter end and the percentage of the Fund that the security represents at each quarter end.

Portfolio investments that trade primarily on foreign markets are priced based upon the market quotation of such securities as of the close of their respective principal markets. Under certain circumstances, on behalf of a fund that invests in international securities, the Investment Manager or applicable subadvisor may recommend an adjustment of such prices based on its determination of the impact of events occurring subsequent to the close of such markets but prior to the time as of which each Fund calculates its NAV. The Board has also adopted a policy that securities held in a fund that invests in international securities and certain foreign debt obligations held by a fund, in each case, that can be fair valued by the applicable fair value pricing service are fair valued on each business day without regard to a “trigger” (e.g., without regard to invoking fair value based upon a change in a U.S. equity securities index exceeding a pre-determined level). The Funds may invest in securities that may be thinly traded. The Board has adopted procedures to adjust prices of securities that are judged to be stale so that they reflect fair value. An investment valued on the basis of its fair value may be valued at a price higher or lower than available market quotations.

U.S. GAAP defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds. Unobservable inputs reflect the Funds’ own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities with observable inputs)

Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)

Changes in inputs or methodologies used for valuing investments may result in a transfer in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments may not necessarily be an indication of the risk associated with investing in those investments.

b. SECURITY TRANSACTIONS

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c. INVESTMENT INCOME AND EXPENSES

Dividend income is recorded on the ex-dividend date. Dividend and interest income on foreign securities is recorded gross of any withholding tax. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Distributions received in excess of income from return of capital including real estate investment trusts (REITs) are recorded as a reduction of the cost of the related investment and/or as a realized gain. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as an adjustment to realized gain. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a Fund are apportioned among the Funds in the AMG Trust and in some cases other affiliated funds based upon their relative average net assets or number of shareholders. Investment income, realized and unrealized capital gains and losses, the common expenses of each Fund, and certain Fund level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of each Fund.

The Funds have a “balance credit” arrangement with The Bank of New York Mellon (“BNYM”), the Funds’ custodian, whereby each Fund is credited with an interest factor equal to 0.75% below the effective 90-day T-Bill rate for account balances left uninvested overnight. If the T-Bill rate falls below 0.75%, no credits will be earned. These credits serve to reduce custodian expenses that would otherwise be charged to each Fund. For the year ended December 31, 2014, the Funds’ custodian expense was not reduced.

Overdraft fees are computed at 1% above the effective Federal Funds rate on the day of the overdraft. For the year ended December 31, 2014, overdraft fees for Enhanced Core Bond, Municipal Bond, Municipal Enhanced and Small Cap Core equaled $17, $116, $193 and $9, respectively.

d. DIVIDENDS AND DISTRIBUTIONS

Fund distributions resulting from either net investment income or realized net capital gains, if any, will normally be declared and paid at least annually in December, as described in the Funds’ prospectus. Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with federal income tax regulations, which may differ from net investment income and net realized capital gains for financial statement purposes (U.S. GAAP). Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements

Notes to Financial Statements (continued)

to reflect their tax character. Temporary differences arise when certain items of income, expense and gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are due to differing treatments for losses deferred due to excise tax regulations and wash sales. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital.

The tax character of distributions paid during the years ended December 31, 2014 and December 31, 2013 were as follows:

	Enhanced Core Bond		Municipal Bond**		Municipal Enhanced*		Small Cap Core
	2014	2013	2014	2013	2014	2013	2014	2013
Distributions paid from:
Ordinary income	$2,538,408	$3,008,950	$7,913,906	$4,573,328	$9,125,692	$11,667,159	$480,894	—
Short-term capital gains	—	501,201	675,428	598,145	—	16,251	2,885,197	$789,311
Long-term capital gains	—	10,348,035	1,065,265	515,095	—	1,613,981	17,543,220	8,964,359

	$2,538,408	$13,858,186	$9,654,599	$5,686,568	$9,125,692	$13,297,391	$20,909,311	$9,753,670

*	The ordinary income distributions paid by Municipal Enhanced which were tax-exempt for the periods 2014 and 2013 were $9,107,195 and $11,652,099, respectively.
**	The ordinary income distributions paid by Municipal Bond which were tax-exempt for the periods 2014 and 2013 were $7,912,223 and $4,571,626, respectively.

As of December 31, 2014, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

	Enhanced Core Bond	Municipal Bond	Municipal Enhanced	Small Cap Equity
Capital loss carryforward	$295,109	—	$970,340	—
Undistributed ordinary income	21,912	$265,406	4,329	$10,337
Undistributed short-term capital gains	—	—	—	—
Undistributed long-term capital gains	—	1,646,522	—	4,393,512
Post-October loss deferral	—	—	—	382,397

e. FEDERAL TAXES

Each Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, and, to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for federal income or excise tax is included in the accompanying financial statements.

Additionally, based on Small Cap Core’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Management has analyzed the Funds’ tax positions taken on federal income tax returns as of December 31, 2014, and for all open tax years (generally, the three prior taxable years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. Additionally, the Funds are not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Net capital losses incurred in taxable years beginning after the enactment of the Regulated Investment Company Modernization Act of 2010, may be carried forward for an unlimited time period. Such losses will be required to be utilized prior to any loss carryovers incurred in pre-enactment taxable years, which generally expire eight years following the close of the taxable year in which they were incurred. As a result of this ordering rule, pre-enactment capital loss carryovers may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward retain their tax character as either short-term or long-term capital losses, unlike pre-enactment losses which are considered all short-term.

f. CAPITAL LOSS CARRYOVERS AND DEFERRALS

As of December 31, 2014, the following Funds had accumulated net realized capital loss carryovers from securities transactions for federal income tax purposes as shown in the following chart. These amounts may be used to offset future realized capital gains for an unlimited time period.

Notes to Financial Statements (continued)

	Capital Loss Carryover Amounts
Fund	Short-Term	Long-Term	Expires
Enhanced Core Bond
(Post-Enactment)	$295,109	—	Unlimited
Municipal Bond
(Post-Enactment)	—	—	Unlimited
Municipal Enhanced
(Post-Enactment)	$970,340	—	Unlimited
Small Cap Core
(Post-Enactment)	—	—	Unlimited

g. CAPITAL STOCK

The Trusts’ Declarations of Trust authorize for each series the issuance of an unlimited number of shares of beneficial interest, without par value. Each Fund records sales and repurchases of its capital stock on the trade date. The cost of securities contributed to the Funds in connection with the issuance of shares is based on the valuation of those securities in accordance with the Funds’ policy on investment valuation.

For the year ended December 31, 2014 and December 31, 2013, the capital stock transactions by class for Enhanced Core Bond, Municipal Bond, Municipal Enhanced and Small Cap Core were as follows:

	Enhanced Core Bond				Municipal Bond
	2014		2013		2014		2013
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Investor Class:
Proceeds from sale of shares	1,105,135	$11,355,152	976,849	$10,764,860	1,313,946	$15,060,926	1,822,098	$20,569,840
Reinvestment of distributions	48,652	497,882	281,916	2,854,535	43,890	504,129	45,135	504,499
Cost of shares repurchased	(1,683,022)	(17,154,959)	(1,759,013)	(19,409,076)	(1,926,523)	(22,140,073)	(1,239,936)	(13,875,025)

Net increase (decrease)	(529,235)	$(5,301,925)	(500,248)	$(5,789,681)	(568,687)	$(6,575,018)	627,297	$7,199,314

Service Class:
Proceeds from sale of shares	109,002	$1,126,759	199,754	$2,248,555	5,554,498	$63,929,297	3,367,067	$37,890,398
Reinvestment of distributions	3,830	39,381	10,089	102,030	88,317	1,018,649	57,053	637,451
Cost of shares repurchased	(27,386)	(280,334)	(54,349)	(600,286)	(2,008,633)	(22,996,704)	(1,693,082)	(18,946,361)

Net increase	85,446	$885,806	155,494	$1,750,299	3,634,182	$41,951,242	1,731,038	$19,581,488

Class C:
Proceeds from sale of shares	7,687	$78,568	46,320	$467,259	—	—	—	—
Reinvestment of distributions	25,851	264,164	174,351	1,758,814	—	—	—	—
Cost of shares repurchased	(563,996)	(5,763,405)	(1,071,521)	(11,716,267)	—	—	—	—

Net decrease	(530,458)	$(5,420,673)	(850,850)	$(9,490,194)	—	—	—	—

Institutional Class:
Proceeds from sale of shares	1,334,860	$13,732,720	2,594,935	$28,487,585	20,955,711	$241,281,689	15,047,219	$169,526,811
Reinvestment of distributions	124,781	1,280,372	656,806	6,694,001	640,309	7,411,371	367,179	4,121,663
Cost of shares repurchased	(3,289,907)	(33,620,615)	(3,141,725)	(34,770,787)	(6,356,590)	(73,375,703)	(7,432,814)	(83,388,800)

Net increase (decrease)	(1,830,266)	$(18,607,523)	110,016	$410,799	15,239,430	$175,317,357	7,981,584	$90,259,674

Notes to Financial Statements (continued)

	Municipal Enhanced				Small Cap Core
	2014		2013		2014		2013
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Investor Class:
Proceeds from sale of shares	1,818,662	$17,853,038	1,278,527	$12,816,750	634,821	$15,177,787	2,728,282	$57,807,003
Reinvestment of distributions	35,200	344,366	70,944	684,564	83,102	1,964,534	95,850	2,332,983
Cost of shares repurchased	(1,910,370)	(18,841,404)	(2,546,069)	(24,684,293)	(1,969,034)	(47,032,493)	(778,821)	(17,203,313)

Net increase (decrease)	(56,508)	$(644,000)	(1,196,598)	$(11,182,979)	(1,251,111)	$(29,890,172)	2,045,311	$42,936,673

Service Class:
Proceeds from sale of shares	2,041,597	$20,091,308	399,979	$3,813,904	623,346	$15,141,794	845,272	$18,202,654
Reinvestment of distributions	38,258	377,147	26,690	250,192	70,148	1,667,423	28,040	684,732
Cost of shares repurchased	(1,110,705)	(10,961,898)	(471,070)	(4,572,489)	(256,726)	(6,139,546)	(142,092)	(3,162,147)

Net increase (decrease)	969,150	$9,506,557	(44,401)	$(508,393)	436,768	$10,669,671	731,220	$15,725,239

Institutional Class:
Proceeds from sale of shares	5,027,817	$48,928,368	8,512,856	$81,871,318	6,496,214	$156,385,059	3,803,655	$80,451,528
Reinvestment of distributions	646,628	6,307,190	892,864	8,414,657	629,895	15,022,999	208,697	5,110,997
Cost of shares repurchased	(5,796,894)	(56,861,576)	(15,835,719)	(148,456,385)	(1,681,058)	(40,193,974)	(1,436,301)	(32,201,821)

Net increase (decrease)	(122,449)	$(1,626,018)	(6,429,999)	$(58,170,410)	5,445,051	$131,214,084	2,576,051	$53,360,704

At December 31, 2014, certain unaffiliated shareholders of record, specifically omnibus accounts, individually or collectively held greater than 10% of the net assets of the Funds as follows: Enhanced Core Bond - three collectively own 57%; Municipal Bond - two collectively own 64%; Municipal Enhanced - two collectively own 80%; Small Cap Core - three collectively own 55%. Transactions by these shareholders may have a material impact on their respective Funds.

h. REPURCHASE AGREEMENTS

The Funds may enter into repurchase agreements provided that the value of the underlying collateral, including accrued interest, will equal or exceed the value of the repurchase agreement during the term of the agreement. The underlying collateral for all repurchase agreements is held in safekeeping by the Fund’s custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. At December 31, 2014, the market value of repurchase agreements outstanding for Enhanced Core Bond and Small Cap Core was $2,316,213 and $12,805,465, respectively.

i. DELAYED DELIVERY TRANSACTIONS AND WHEN-ISSUED SECURITIES

The Funds may enter into securities transactions on a delayed delivery or when issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked to market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when- issued basis are identified as such in the Funds’ Schedules of

Portfolio Investments. With respect to purchase commitments, the Funds identify securities as segregated in their records with a value at least equal to the amount of the commitment. The payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Funds’ Statement of Assets and Liabilities. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

2. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

For each of the Funds, the Trust has entered into an investment advisory agreement under which the Investment Manager, a subsidiary and the U.S. retail distribution arm of Affiliated Managers Group, Inc. (“AMG”), serves as Investment Manager to the Funds and is responsible for the Funds’ overall administration and operations. The Investment Manager selects one or more subadvisors for the Funds (subject to Board approval) and monitors each subadvisor’s investment performance, security holdings and investment strategies. Each Fund’s investment portfolio is managed by Gannett Welsh & Kotler, LLC (“GW&K”), who serves pursuant to a subadvisory agreement with the Investment Manager. AMG indirectly owns a majority interest in GW&K.

Investment management fees are paid directly by the Funds to the Investment Manager based on average daily net assets. For the year ended December 31, 2014, the Funds’ investment management fees were paid at the following annual rate of each Fund’s respective average daily net assets:

Notes to Financial Statements (continued)

Enhanced Core Bond	0.45%
Municipal Bond	0.35%
Municipal Enhanced	0.50%
Small Cap Core	0.75%

The Investment Manager has contractually agreed, through at least May 1, 2015, to waive management fees (but not below zero) and/or reimburse Fund expenses in order to limit total annual Fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, acquired fund fees and expenses and extraordinary expenses) of Enhanced Core Bond, Municipal Bond, Municipal Enhanced and Small Cap Core to 0.59%, 0.34%, 0.64% and 0.95%, respectively, of each Fund’s average daily net assets subject to later reimbursement by the Funds in certain circumstances. The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the Investment Manager of the Fund or a successor fund, by mutual agreement of the Investment Manager and the Trusts’ Board of Trustees, or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.

Each Fund is obligated to repay the Investment Manager such amounts waived, paid, or reimbursed in future years provided that the repayment occurs within thirty-six (36) months after the waiver or reimbursement and that such repayment would not cause the Fund’s total annual operating expenses after fee waiver and expense reimbursements in any such future year to exceed that Fund’s contractual expense limitation amount. For the year ended December 31, 2014, each Fund’s components of reimbursement available are detailed in the following chart:

	Enhanced	Municipal
	Core Bond	Bond
Reimbursement Available - 12/31/13	$861,647	$1,546,047
Additional Reimbursements	229,007	1,312,291
Expired Reimbursements	(291,775)	(198,531)

Reimbursement Available - 12/31/14	$798,879	$2,659,807

	Municipal	Small Cap
	Enhanced	Core
Reimbursement Available - 12/31/13	$702,996	$586,195
Additional Reimbursements	232,205	378,846
Expired Reimbursements	(182,324)	(158,683)

Reimbursement Available - 12/31/14	$752,877	$806,358

Each Fund has entered into an Administration and Shareholder Servicing Agreement under which the Investment Manager serves as the Funds’ administrator (the “Administrator”) and is responsible for all aspects of managing the Funds’ operations, including administration and shareholder services to each Fund, its shareholders, and certain institutions, such as bank trust departments, broker-dealers and registered investment advisers, that advise or act as intermediary with the Funds’ shareholders. The Funds pay a fee to the Administrator at the rate of 0.25% per annum of each Fund’s average daily net assets for this service. The Administrator for Municipal Enhanced is voluntarily waiving a portion of its administration fee on 90% of the Fund’s net assets. The waiver, which may be modified or terminated at any time, amounts to 0.10% on the first $250 million of the Fund’s net assets and 0.15% on the remaining net assets. For the year ended December 31, 2014, the amount waived was $216,037 or 0.09%.

The aggregate annual retainer paid to each Independent Trustee of the Board is $130,000, plus $7,000 or $2,500 for each regular or special meeting attended, respectively. The Independent Chairman of the Trusts receives an additional payment of $35,000 per year. The Chairman of the Audit Committee receives an additional payment of $15,000 per year. The Trustees’ fees and expenses are allocated among all of the Funds in the Trusts for which the Investment Manager serves as the advisor based on the relative net assets of such Funds. The “Trustees fees and expenses” shown in the financial statements represents each Fund’s allocated portion of the total fees and expenses paid by the AMG Funds family of mutual funds (“AMG Funds family”).

Prior to January 1, 2014, the aggregate annual retainer paid to each Independent Trustee of the Board was $105,000, plus $6,000 or $2,500 for each regular or special meeting attended, respectively. The Independent Chairman of the Trusts formerly received an additional payment of $25,000 per year. The Chairman of the Audit Committee formerly received an additional payment of $10,000 per year.

The Funds are distributed by AMG Distributors, Inc. (formerly Managers Distributors, Inc.) (the “Distributor”), a wholly-owned subsidiary of the Investment Manager. The Distributor serves as the distributor and underwriter for each Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of each Fund will be continuously offered and will be sold directly to prospective purchasers and through brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. Subject to the compensation arrangement discussed below, generally the Distributor bears all or a portion of the expenses of providing services pursuant to the distribution agreement, including the payment of the expenses relating to the distribution of prospectuses for sales purposes and any advertising or sales literature. Certain Trustees and Officers of the Funds are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

The Trusts have adopted a distribution and service plan (the “Plan”) with respect to the Investor Class shares of each Fund and Class C shares of Enhanced Core Bond, in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of FINRA regarding asset-based sales charges. Pursuant to the Plan, each Fund may make payments to the Distributor for its expenditures in financing any activity primarily intended to result in the sale of each such class of the Fund’s shares and for maintenance and personal service provided to existing shareholders of that class. The Plan authorizes payments to the Distributors of up to 0.25% and 1.00% annually of each Fund’s average daily net assets attributable to the Investor Class and Class C shares, respectively.

Notes to Financial Statements (continued)

For Enhanced Core Bond’s Service Class and for each of the Investor and Service Classes of Municipal Bond, Municipal Enhanced and Small Cap Core, the Board has approved reimbursement payments to the Investment Manager for shareholder servicing expenses (“shareholder servicing fees”) incurred. Shareholder servicing fees include payments to third parties such as a bank, broker-dealer, trust company or other financial intermediaries who provide shareholder recordkeeping, account servicing and other services. The Investor and Service Class shares may reimburse the Investment Manager for the actual amount incurred up to a maximum annual rate of each Class’s average daily net assets as shown in the table below.

The impact on the annualized expense ratios for the year ended December 31, 2014, were as follows:

	Maximum	Actual
Fund	Amount Allowed	Amount Incurred
Enhanced Core Bond
Service Class	0.10%	0.06%
Municipal Bond
Investor Class	0.25%	0.21%
Service Class	0.25%	0.18%
Municipal Enhanced
Investor Class	0.25%	0.11%
Service Class	0.25%	0.08%
Small Cap Core
Investor Class	0.25%	0.22%
Service Class	0.25%	0.15%

The Securities and Exchange Commission granted an exemptive order that permits the Funds to lend and borrow money for certain temporary purposes directly to and from other eligible Funds in the AMG Funds family. Participation in this interfund lending program is voluntary for both the borrowing and lending funds, and an interfund loan is only made if it benefits each participating Fund. The Investment Manager administers the program according to procedures approved by the Board, and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating Funds. For the year ended December 31, 2014, the following Funds either borrowed from or lent to other Funds in the AMG Funds family: Small Cap Core borrowed varying amounts not exceeding $4,863,765, for four days paying interest of $162. The interest amount is included in the Statement of Operations as miscellaneous expense. Small Cap Core lent $6,334,762, for three days earning interest of $289 and Enhanced Core Bond lent $1,019,303 for five days earning interest of $86. The interest amount is included in the Statement of Operations as interest income. For the year ended December 31, 2014, Municipal Enhanced and Municipal Bond neither borrowed from nor lent to other Funds in the AMG Funds family. At December 31, 2014, the Funds had no interfund loans outstanding.

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities and U.S. Government obligations) for the year ended December 31, 2014, were as follows:

	Long-Term Securities excluding (U.S.
	Government Obligations)
Fund	Purchases	Sales
Enhanced Core Bond	$16,722,128	$38,407,338
Municipal Bond	327,489,282	122,001,642
Municipal Enhanced	198,539,892	192,499,890
Small Cap Core	165,831,246	81,493,914

	U.S. Government Obligations
Fund	Purchases	Sales
Enhanced Core Bond	$4,488,270	$9,298,711

4. PORTFOLIO SECURITIES LOANED

The Funds participate in a securities lending program offered by BNYM (the “Program”), providing for the lending of securities to qualified brokers. Securities lending income includes earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the Program, and the Funds, according to agreed-upon rates. Collateral received on all securities loaned is accepted in cash and is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Funds’ policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Funds if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Under the terms of the Program, the Funds are indemnified for such losses by BNYM. Cash collateral is held in a separate account managed by BNYM, who is authorized to exclusively enter into overnight government repurchase agreements. BNYM bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower due to any loss on the collateral invested.

At December 31, 2014, the value of the securities loaned and cash collateral received, were as follows:

	Securities	Cash Collateral
Fund	Loaned	Received
Enhanced Core Bond	$2,219,278	$2,316,213
Small Cap Core	12,399,511	12,805,465

5. COMMITMENTS AND CONTINGENCIES

Under each Trusts’ organizational documents, its trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Trusts. In addition, in the normal course of business, the Funds may enter into contracts and agreements that contain a variety of

Notes to Financial Statements (continued)

representations and warranties, which provide general indemnifications. The maximum exposure to the Funds under these arrangements is unknown, as this would involve future claims that may be made against a Fund that have not yet occurred. However, based on experience, the Funds had no prior claims or losses and expect the risks of loss to be remote.

6. MASTER NETTING AGREEMENTS

The Funds may enter into master netting agreements with their counterparties for the securities lending program and repurchase agreements, which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting agreements in the Statement of Assets and Liabilities. For security lending transactions, see Note 4.

The following table is a summary of the Funds’ open repurchase agreements which are subject to a master netting agreement as of December 31, 2014:

	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Gross Amount Not Offset in the Statement of Assets and Liabilities
		Financial Instruments	Cash Collateral Received	Net Amount
Enhanced Core Bond
Cantor Fitzgerald Securities, Inc.	$1,000,000	$1,000,000	—	—
Daiwa Capital Markets America	316,213	316,213	—	—
Nomura Securities International, Inc.	1,000,000	1,000,000	—	—

Total	$2,316,213	$2,316,213	—	—

Small Cap Core
Cantor Fitzgerald Securities, Inc.	$3,041,306	$3,041,306	—	—
Citigroup Global Markets, Inc.	640,241	640,241	—	—
Daiwa Capital Markets America	3,041,306	3,041,306	—	—
Nomura Securities International, Inc.	3,041,306	3,041,306	—	—
State of Wisconsin Investment Board	3,041,306	3,041,306	—	—

Total	$12,805,465	$12,805,465	—	—

7. SUBSEQUENT EVENTS

Each Fund has determined that no material events or transactions occurred through the issuance date of the Funds’ financial statements which require additional disclosure in or adjustment of the Funds’ financial statements.

TAX INFORMATION (unaudited)

The AMG GW&K Enhanced Core Bond, AMG GW&K Municipal Bond, AMG GW&K Municipal Enhanced Yield Fund and AMG GW&K Small Cap Core Funds each hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2014 Form 1099-DIV you receive for each Fund will show the tax status of all distributions paid to you during the year.

Pursuant to section 852 of the Internal Revenue Code, AMG GW&K Enhanced Core Bond, AMG GW&K Municipal Bond, AMG GW&K Municipal Enhanced Yield Fund and AMG GW&K Small Cap Core Funds each hereby designates $0, $1,065,265, $0 and $17,543,220, respectively, as a capital gain distribution with respect to the taxable year ended December 31, 2014, or if subsequently determined to be different, the net capital gains of such fiscal year.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF AMG FUNDS II AND THE SHAREHOLDERS OF AMG GW&K ENHANCED CORE BOND FUND, AS WELL AS THE BOARD OF TRUSTEES OF AMG FUNDS AND THE SHAREHOLDERS OF AMG GW&K MUNICIPAL BOND FUND, AMG GW&K MUNICIPAL ENHANCED YIELD FUND, AND AMG GW&K SMALL CAP CORE FUND:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial positions of AMG GW&K Enhanced Core Bond Fund (formerly, Managers AMG GW&K Fixed Income Fund), AMG GW&K Municipal Bond Fund (formerly, GW&K Municipal Bond Fund), AMG GW&K Municipal Enhanced Yield Fund (formerly, GW&K Municipal Enhanced Yield Fund), and AMG GW&K Small Cap Core Fund (formerly, GW&K Small Cap Equity Fund) (the “Funds”) at December 31, 2014, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 26, 2015

AMG Funds

Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 800 Connecticut Avenue, Norwalk, Connecticut 06854.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Number of Funds Overseen in Fund Complex	Name, Date of Birth, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
• Trustee since 2012 • Oversees 44 Funds in Fund Complex	Bruce B. Bingham, 12/1/48 Partner, Hamilton Partners (real estate development firm) (1987-Present); Trustee of Aston Funds (27 portfolios) (2014-Present); Director of The Yacktman Funds (2000-2012).

• Independent Chairman • Trustee since 1999 - AMG Funds • Trustee since 2000 - AMG Funds II • Oversees 44 Funds in Fund Complex

William E. Chapman, II, 9/23/41

President and Owner, Longboat Retirement Planning Solutions (1998-Present); Hewitt Associates, LLC (part time) (provider of Retirement and Investment Education Seminars) (2002-2009); Trustee Emeritus of Bowdoin College (2013-Present), Trustee of Bowdoin College (2002-2013); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (27 portfolios) (2010-Present).

• Trustee since 1999 - AMG Funds • Trustee since 2000 - AMG Funds II • Oversees 44 Funds in Fund Complex

Edward J. Kaier, 9/23/45

Attorney at Law and Partner, Teeters Harvey Marrone & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (27 portfolios) (2010-Present).

• Trustee since 2013 • Oversees 46 Funds in Fund Complex

Kurt A. Keilhacker, 10/5/63

Managing Member, TechFund Capital (1997-Present); Managing Member, TechFund Europe (2000-Present); Trustee, Gordon College (2001-Present); Board Member, 6wind SA, (2002-Present); Managing Member, Clapham Partners I, LLC (2013-Present); Trustee of Aston Funds (27 portfolios) (2014-Present).

• Trustee since 2004 - AMG Funds • Trustee since 2000 - AMG Funds II • Oversees 44 Funds in Fund Complex

Steven J. Paggioli, 4/3/50

Independent Consultant (2002-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986-2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001); Trustee, Professionally Managed Portfolios (43 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Chase Investment Counsel (2008 – Present); Trustee of Aston Funds (27 portfolios) (2010-Present).

• Trustee since 2013 • Oversees 44 Funds in Fund Complex	Richard F. Powers III, 2/2/46 Adjunct Professor, Boston College (2011-Present); Trustee of Aston Funds (27 portfolios) (2014-Present); President and CEO of Van Kampen Investments Inc. (1998-2003).

• Trustee since 1999 - AMG Funds • Trustee since 2000 - AMG Funds II • Oversees 46 Funds in Fund Complex

Eric Rakowski, 6/5/58

Professor, University of California at Berkeley School of Law (1990-Present); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (27 portfolios) (2010-Present).

• Trustee since 2013 • Oversees 46 Funds in Fund Complex	Victoria L. Sassine, 8/11/65 Lecturer, Babson College (2007 – Present); Trustee of Aston Funds (27 portfolios) (2014-Present).

• Trustee since 2004 - AMG Funds • Trustee since 2000 - AMG Funds II • Oversees 44 Funds in Fund Complex

Thomas R. Schneeweis, 5/10/47

Professor Emeritus, University of Massachusetts (2013 - Present); Partner, S Capital Management, LLC (2007-Present); President, TRS Associates (1982-Present); Director, CISDM at the University of Massachusetts, (1996-2013); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-2013); Professor of Finance, University of Massachusetts (1977-2013); Partner, White Bear Partners, LLC (2007-2010); Partner, Northampton Capital Management, LLC (2004-2010); Trustee of Aston Funds (27 portfolios) (2010-Present).

AMG Funds

Trustees and Officers (continued)

Interested Trustees

Each Trustee in the following table is an “interested person” of the Trust within the meaning of the 1940 Act. Ms. Carsman is an interested person of the Trust within the meaning of the 1940 Act by virtue of her position with, and interest in securities of, AMG, and her former position as Chief Legal Officer of the Trust.

Number of Funds Overseen in Fund Complex	Name, Date of Birth, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
• Trustee since 2011 • Oversees 46 Funds in Fund Complex

Christine C. Carsman, 4/2/52

Senior Vice President and Deputy General Counsel, Affiliated Managers Group, Inc. (2011-Present); Trustee of Aston Funds (27 portfolios) (2014-Present); Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2007-2011); Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-2007); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2004-2011); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004).

Officers

Position(s) Held with Fund and Length of Time Served	Name, Date of Birth, Principal Occupation(s) During Past 5 Years
• President since 2014 • Principal Executive Officer since 2014

Jeffrey T. Cerutti, 2/7/68

Chief Executive Officer, AMG Funds LLC (2014-Present); Director, President and Principal, AMG Distributors, Inc. (2014-Present); President, VP Distributors, (2011-2014); Executive Vice President, Head of Distribution, Virtus Investment Partners, Inc. (2010-2014); Managing Director, Head of Sales, UBS Global Asset Management (2001-2010).

• Chief Operating Officer since 2007

Keitha L. Kinne, 5/16/58

Chief Operating Officer, AMG Funds LLC (2007-Present); Chief Investment Officer, AMG Funds LLC (2008-Present); Chief Operating Officer, AMG Distributors, Inc. (2007-Present); Managing Partner, AMG Funds LLC (2007-2014); President, AMG Funds (2012-2014); President, AMG Distributors, Inc. (2012-2014); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006).

• Secretary since 2011 • Chief Legal Officer since 2011

Lewis Collins, 2/22/66

Senior Vice President and Senior Counsel, Affiliated Managers Group, Inc. (2010-Present); Vice President and Senior Counsel, Affiliated Managers Group, Inc. (2006-2010); Senior Counsel, Affiliated Managers Group, Inc. (2002-2006); Attorney, Ropes & Gray LLP (1998-2002).

• Chief Financial Officer since 2007 • Treasurer since 1999 • Principal Financial Officer since 1999

Donald S. Rumery, 5/29/58

Senior Vice President, Director of Mutual Funds Services, AMG Funds LLC (2005-Present); Treasurer, AMG Funds III (1995-Present); Treasurer, AMG Funds (1999-Present); Treasurer, AMG Funds I and AMG Funds II (2000-Present); Chief Financial Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2007-Present); Treasurer and Chief Financial Officer, AMG Distributors, Inc. (2000-2012); Vice President, AMG Funds LLC, (1994-2004).

• Assistant Treasurer since 2014

John C. Ball, 1/9/76

Vice President, Assistant Treasurer, AMG Funds LLC (2014-Present); Vice President, State Street Corp. (2010-2014); Vice President, State Street International (Ireland) Limited (2007-2010).

• Chief Compliance Officer since 2010

John J. Ferencz, 3/9/62

Vice President, Chief Compliance Officer - AMG Family of Funds, AMG Funds LLC (2010-Present); Code of Ethics Reporting Officer and Sarbanes Oxley Code of Ethics Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2010-Present); Senior Compliance Analyst, Mutual Funds and Regulatory, GE Asset Management Incorporated (2005-2010).

• Assistant Secretary since 2011

Michael S. Ponder, 9/12/73

Senior Vice President Counsel, AMG Funds LLC (2011-Present); Attorney, DeNovo Legal (2009-2010); Vice President, Credit Suisse (2007-2009); Associate, Willkie Farr & Gallagher LLP (2006-2007).

• Anti-Money Laundering Compliance Officer since 2014	Patrick J. Spellman, 3/15/74 Senior Vice President, Chief Compliance Officer, AMG Funds LLC (2011-Present); Chief Compliance Officer, AMG Distributors, Inc., (2010-Present); Compliance Manager, Legal and Compliance, Affiliated Managers Group, Inc. (2005-2011).

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INVESTMENT MANAGER AND ADMINISTRATOR

AMG Funds LLC

800 Connecticut Avenue

Norwalk, CT 06854

(800) 835-3879

DISTRIBUTOR

AMG Distributors, Inc.

800 Connecticut Avenue

Norwalk, CT 06854

(800) 835-3879

SUBADVISOR

Gannett Welsh & Kotler, LLC

222 Berkeley St.

Boston, MA 02116

CUSTODIAN

The Bank of New York Mellon

2 Hanson Place

Brooklyn, NY 11217

LEGAL COUNSEL

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, MA 02199-3600

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

Attn: AMG Funds

P.O. Box 9769

Providence, RI 02940

(800) 548-4539

FOR MANAGERSCHOICETM ONLY

AMG Funds

c/o BNY Mellon Investment Servicing (US) Inc.

P.O. Box 9847

Providence, Rhode Island 02940-8047

(800) 358-7668

This report is prepared for the Funds’ shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.835.3879. Distributed by AMG Distributors, Inc., member FINRA/SIPC.

Current net asset values per share for each Fund are available on the Funds’ website at www.amgfunds.com.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. For information regarding each Fund’s proxy voting record for the 12-month period ended June 30, call 800.835.3879 or visit the SEC website at www.sec.gov.

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. A Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To review a complete list of the Funds’ portfolio holdings, or to view the most recent quarterly holdings report, semiannual report, or annual report, please visit www.amgfunds.com.

www.amgfunds.com    |

AFFILIATE SUBADVISED FUNDS

ALTERNATIVE FUNDS

AMG FQ Global Alternatives

First Quadrant, L.P.

BALANCED FUNDS

AMG Chicago Equity Partners Balanced

Chicago Equity Partners, LLC

AMG FQ Global Risk-Balanced

(formerly Managers AMG FQ Global Essentials)

First Quadrant, L.P.

EQUITY FUNDS

AMG Chicago Equity Partners Small Cap Value Fund

Chicago Equity Partners, LLC

AMG FQ Tax-Managed U.S. Equity

AMG FQ U.S. Equity

First Quadrant, L.P.

AMG Frontier Small Cap Growth

Frontier Capital Management Company, LLC

AMG GW&K Small Cap Core

(formerly GW&K Small Cap Equity)

Gannett Welsh & Kotler, LLC

AMG Renaissance International Equity

AMG Renaissance Large Cap Growth

The Renaissance Group LLC

AMG SouthernSun Small Cap

AMG SouthernSun U.S. Equity

SouthernSun Asset Management, LLC

AMG Systematic Large Cap Value

(formerly Systematic Value)

AMG Systematic Mid Cap Value

Systematic Financial Management, L.P.

AMG TimesSquare All Cap Growth

(formerly Managers AMG TSCM Growth Equity)

AMG TimesSquare International Small Cap

AMG TimesSquare Mid Cap Growth

AMG TimesSquare Small Cap Growth

TimesSquare Capital Management, LLC

AMG Trilogy Emerging Markets Equity

AMG Trilogy Global Equity

AMG Trilogy International Small Cap

Trilogy Global Advisors, L.P.

AMG Yacktman Focused

AMG Yacktman

Yacktman Asset Management LP

FIXED INCOME FUNDS

AMG GW&K Enhanced Core Bond

(formerly Managers AMG GW&K Fixed Income)

AMG GW&K Municipal Bond

AMG GW&K Municipal Enhanced Yield

Gannett Welsh & Kotler, LLC

OPEN-ARCHITECTURE FUNDS

EQUITY FUNDS

AMG Managers Brandywine Advisors Mid Cap Growth

AMG Managers Brandywine Blue

AMG Managers Brandywine

Friess Associates, LLC

AMG Managers Cadence Capital Appreciation

AMG Managers Cadence Emerging Companies

AMG Managers Cadence Mid Cap

Cadence Capital Management, LLC

AMG Managers Emerging Opportunities

(formerly Managers Micro-Cap)

Lord, Abbett & Co. LLC

WEDGE Capital Management L.L.P.

Next Century Growth Investors LLC

RBC Global Asset Management (U.S.) Inc.

AMG Managers Essex Small/Micro Cap Growth

Essex Investment Management Co., LLC

AMG Managers Real Estate Securities

CenterSquare Investment Management, Inc.

AMG Managers Skyline Special Equities

(formerly Skyline Special Equities Portfolio)

Skyline Asset Management, L.P.

AMG Managers Special Equity

Ranger Investment Management, L.P.

Lord, Abbett & Co. LLC

Smith Asset Management Group, L.P.

Federated MDTA LLC

FIXED INCOME FUNDS

AMG Managers Bond

AMG Managers Global Income Opportunity

Loomis, Sayles & Co., L.P.

AMG Managers High Yield

J.P. Morgan Investment Management Inc.

AMG Managers Intermediate Duration Government

AMG Managers Short Duration Government

Amundi Smith Breeden LLC

AMG Managers Total Return Bond

(formerly Managers PIMCO Bond)

Pacific Investment Management Co. LLC

| www.amgfunds.com

ANNUAL REPORT

AMG Funds

December 31, 2014

AMG Renaissance Large Cap Growth Fund

Investor Class: MRLTX    |    Service Class: MRLSX    |    Institutional Class: MRLIX

AMG Renaissance International Equity Fund

Investor Class: RIEIX    |    Service Class: RIESX    |    Institutional Class: RIELX

www.amgfunds.com |	AR024-1214

AMG Funds

Annual Report—December 31, 2014

TABLE OF CONTENTS	PAGE
LETTER TO SHAREHOLDERS	2

ABOUT YOUR FUND’S EXPENSES	3

PORTFOLIO MANAGER’S COMMENTS, FUND SNAPSHOTS, AND SCHEDULES OF PORTFOLIO INVESTMENTS

AMG Renaissance Large Cap Growth Fund	4
AMG Renaissance International Equity Fund	8

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS	13

FINANCIAL STATEMENTS

Statement of Assets and Liabilities	15
Balance sheet, net asset value (NAV) per share computations and cumulative undistributed amounts

Statement of Operations	17
Detail of sources of income, expenses, and realized and unrealized gains (losses) during the period

Statements of Changes in Net Assets	18
Detail of changes in assets for the past two periods

Financial Highlights	19
Historical net asset values per share, distributions, total returns, income and expense ratios, turnover ratios and net assets

Notes to Financial Highlights	23

Notes to Financial Statements	24
Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	30

TRUSTEES AND OFFICERS	31

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the AMG Funds Family of mutual funds. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

DEAR SHAREHOLDER:

The year ended December 31, 2014, was another period of strong equity returns. The S&P 500 Index, a widely followed barometer of the U.S. equity market, rose more than 13% during the past 12 months. International stocks, by comparison, had negative performance, as measured by the MSCI All Country World Index ex US Index (in U.S. Dollar terms). The first quarter of 2014 marked the five-year anniversary of the equity bull market. Despite a few bouts of volatility and persistent doubts about the strength of the economic recovery since the beginning of the bull market, the S&P 500 Index had a cumulative gain (through December 31, 2014) of 244% (including reinvestment of dividends) since the market bottom on March 9, 2009.

Meanwhile, the Barclays U.S. Aggregate Bond Index, a broad U.S. bond market benchmark, returned 6% during 2014. Bond markets have also performed strongly during this period, to the surprise of many, despite the unwinding of the U.S. Federal Reserve’s bond-buying program known as QE3.

In 2014, Managers Investment Group was rebranded as AMG Funds. Our new name helps align our fund family more closely with our parent company, Affiliated Managers Group (“AMG”). While the names of funds branded under AMG changed slightly, the ticker symbols remain the same. There was no change to the legal or ownership structure of the funds and the name change will have no impact on their management.

Our foremost goal at AMG Funds is to provide investment products and solutions that help our shareholders and clients successfully reach their long-term investment goals. We do this by partnering with many of AMG’s affiliate investment boutiques to offer a distinctive array of actively managed, return-oriented funds. In addition, we oversee and distribute a number of complementary mutual funds sub-advised by unaffiliated investment managers. We thank you for your continued confidence and investment in AMG Funds. You can rest assured that, under all market conditions, our team is focused on delivering excellent investment management services for your benefit.

Respectfully,

Jeffery Cerutti

President

AMG Funds

Average Annual Total Returns		Periods ended December 31, 2014
Stocks:		1 Year	3 Years	5 Years
Large Caps	(S&P 500 Index)	13.69%	20.41%	15.45%
Small Caps	(Russell 2000® Index)	4.89%	19.21%	15.55%
International	(MSCI All Country World Index ex USA Index)	(3.87)%	8.99%	4.43%
Bonds:
Investment Grade	(Barclays U.S. Aggregate Bond Index)	5.97%	2.66%	4.45%
High Yield	(Barclays U.S. High Yield Bond Index)	2.45%	8.43%	9.03%
Tax-exempt	(Barclays Municipal Bond Index)	9.05%	4.30%	5.16%
Treasury Bills	(BofA Merrill Lynch 6-month U.S. Treasury Bill)	0.12%	0.16%	0.22%

2

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six months ended December 31, 2014	Expense Ratio for the Period	Beginning Account Value 7/01/14	Ending Account Value 12/31/14	Expenses Paid During the Period*
AMG Renaissance Large Cap Growth Fund
Investor Class
Based on Actual Fund Return	1.16%	$1,000	$1,108	$6.16
Hypothetical (5% return before expenses)	1.16%	$1,000	$1,019	$5.90
Service Class
Based on Actual Fund Return	0.74%	$1,000	$1,110	$3.94
Hypothetical (5% return before expenses)	0.74%	$1,000	$1,021	$3.77
Institutional Class
Based on Actual Fund Return	0.66%	$1,000	$1,111	$3.51
Hypothetical (5% return before expenses)	0.66%	$1,000	$1,022	$3.36
AMG Renaissance International Equity Fund
Investor Class
Based on Actual Fund Return	1.25%	$1,000	$902	$5.99
Hypothetical (5% return before expenses)	1.25%	$1,000	$1,019	$6.36
Service Class
Based on Actual Fund Return	0.94%	$1,000	$904	$4.51
Hypothetical (5% return before expenses)	0.94%	$1,000	$1,020	$4.79
Institutional Class
Based on Actual Fund Return	0.85%	$1,000	$904	$4.08
Hypothetical (5% return before expenses)	0.85%	$1,000	$1,021	$4.33

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

3

AMG Renaissance Large Cap Growth Fund

Portfolio Manager’s Comments

THE YEAR IN REVIEW

The AMG Renaissance Large Cap Growth Fund (Institutional Class) (the “Fund”) returned 20.2% for the year ending December 31, 2014, while its primary benchmark, the Russell 1000® Growth Index, rose 13.1%.

Stock prices moved broadly higher during the fourth quarter, with smaller-capitalization stocks generally outperforming larger-cap issues. Within the S&P 500, the health care, consumer discretionary and utility sectors were relatively strong performers, while the energy sector was the only sector to show a decline.

The Fund outperformed the benchmark for the fourth quarter and posted strong absolute returns and substantial outperformance relative to our benchmark for the year. For both the quarter and the year, our positioning in the information technology and consumer discretionary sectors made the most significant contribution to our relative returns, followed by our positioning within the health care and consumer staples sectors.

Although positive performance within the information technology sector was broad-based, it was our overweight and selection within semiconductors that accounted for a significant portion of our relative outperformance. Skyworks Solutions, Inc., which holds a nominal weight in our benchmark, was by far the biggest contributor, advancing over 156% for the year. Lam Research

Corp., which is not in our benchmark, also made a meaningful contribution, rising almost 47%.

Within the consumer discretionary sector, our overweight and selection within the specialty retail space made a strong contribution to relative returns. Noteworthy performers in this category include O’Reilly Automotive, Inc. (+50%), Lowe’s Cos., Inc. (+41%) and The Home Depot, Inc. (+30%). Similarly, our underweight and selection in the Hotels and Leisure category made a positive impact, with Royal Caribbean Cruises, Ltd. advancing over 31%.

Our positioning within the health care and consumer staples sectors also made meaningful contributions to our returns for the year. Within health care, our position in Allergen (+89%) added significant value, while our two holdings in the consumer staples sector each gained over 30%.

From a sector standpoint, only our positioning in the financials sector detracted from relative returns, with Intercontinental Exchange (-12%) and Franklin Resources, Inc.(-2%) both turning in disappointing performance. Other disappointments in the Fund include Kirby Corp. (-29%), Baker Hughes, Inc. (-24%) and Pet Smart (-20%).

Looking forward, we continue to believe the fundamentals of the U.S. economy remain supportive of further gains in 2015. Corporate earnings have kept up with stock prices in recent years, and we continue to believe current multiples are very reasonable when viewed against current interest rates. Within the Fund, we continue to find what we believe to be especially attractive-valued growth opportunities in the information technology, consumer discretionary and health care sectors.

The views expressed represent the opinions of The Renaissance Group LLC, as of December 31, 2014, are not intended as a forecast or guarantee of future results and are subject to change without notice.

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG Renaissance Large Cap Growth Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The chart compares a hypothetical $10,000 investment made in AMG Renaissance Large Cap Growth Fund’s Service Class on June 3, 2009 (commencement of operations) to a $10,000 investment made in the Russell 1000® Growth Index for the same time period. Performance for periods longer than one year is annualized. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Past performance is not indicative of future results. Total returns would have been lower had certain expenses not been reduced.

4

AMG Renaissance Large Cap Growth Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE (continued)

The table below shows the average annual total returns for the AMG Renaissance Large Cap Growth Fund and the Russell 1000® Growth Index for the same time periods ended December 31, 2014.

Average Annual Total Returns[1]	One Year	Five Years	Since Inception	Inception Date
AMG Renaissance Large Cap Growth Fund [2,3]
Investor Class	19.49%	15.72%	17.14%	06/03/09
Service Class	20.08%	16.09%	17.50%	06/03/09
Institutional Class	20.15%	16.28%	17.69%	06/03/09

Russell 1000® Growth Index[4]	13.05%	15.81%	18.18%	06/03/09	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges, and expenses before investing. For performance information through the most recent month end, current net asset per share for the Fund and other information, please call (800) 835-3879 or visit our website at www.amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC

†	Date reflects inception date of the Fund, not the index.
[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2014. All returns are in U.S. dollars ($).
[2]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]	The Fund invests in large-capitalization companies that may underperform other stock funds (such as funds that focus on small and medium capitalization companies) when stocks of large capitalization companies are out of favor. The Fund invests in growth stocks, which may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits. Growth stocks may underperform value stocks during given periods.
[4]	The Russell 1000® Growth Index is a market capitalization weighted index that measures the performance of those Russell 1,000 companies with higher price-to-book ratio and higher forecasted growth values. Unlike the Fund, the Russell 1000® Growth Index is unmanaged, is not available for investment, and does not incur expenses.

The Russell 1000® Index is a registered trademark of Russell Investments. Russell® is a trademark of Russell Investments.

Not FDIC insured, nor bank guaranteed. May lose value.

5

AMG Renaissance Large Cap Growth Fund

Fund Snapshots (unaudited)

December 31, 2014

PORTFOLIO BREAKDOWN

	AMG Renaissance
	Large Cap	Russell 1000®
Sector	Growth Fund**	Growth Index
Information Technology	23.5%	28.3%
Consumer Discretionary	19.5%	18.6%
Health Care	11.1%	14.2%
Industrials	9.7%	12.2%
Financials	5.5%	5.4%
Energy	2.8%	4.5%
Consumer Staples	2.8%	10.5%
Materials	1.4%	4.0%
Utilities	0.0%	0.1%
Telecommunication Services	0.0%	2.1%
Other Equities	0.0%	0.1%
Other Assets and Liabilities	23.7%	0.0%

**	As a percentage of net assets.

TOP TEN HOLDINGS

% of
Security Name	Net Assets
Macy’s, Inc.	1.4%
National Oilwell Varco, Inc.	1.4
PulteGroup, Inc.	1.4
The Priceline Group, Inc.	1.4
The Gap, Inc.	1.4
EMC Corp.	1.4
Archer-Daniels-Midland Co.	1.4
Ross Stores, Inc.	1.4
Union Pacific Corp.	1.4
Southwest Airlines Co.	1.4

Top Ten as a Group	14.0%

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

6

AMG Renaissance Large Cap Growth Fund

Schedule of Portfolio Investments

December 31, 2014

	Shares	Value
Common Stocks - 76.3%
Consumer Discretionary - 19.5%
AutoZone, Inc.*	670	$414,804
Bed Bath & Beyond, Inc.*	5,330	405,986
Foot Locker, Inc.	7,416	416,631
The Gap, Inc.	9,935	418,363
Hanesbrands, Inc.	3,737	417,124
The Home Depot, Inc.	3,930	412,532
Lowe’s Cos., Inc.	6,007	413,282
Macy’s, Inc.	6,440	423,430
O’Reilly Automotive, Inc.*	2,154	414,903
The Priceline Group, Inc.*	367	418,457
PulteGroup, Inc.	19,550	419,543
Ross Stores, Inc.	4,431	417,666
Royal Caribbean Cruises, Ltd.	4,983	410,749
The Walt Disney Co.	4,309	405,865
Total Consumer Discretionary		5,809,335
Consumer Staples - 2.8%
Archer-Daniels-Midland Co.	8,037	417,924
CVS Health Corp.	4,237	408,065
Total Consumer Staples		825,989
Energy - 2.8%
Baker Hughes, Inc.	7,375	413,516
National Oilwell Varco, Inc.	6,415	420,375
Total Energy		833,891
Financials - 5.5%
American Express Co.	4,359	405,561
BlackRock, Inc.	1,164	416,200
Franklin Resources, Inc.	7,390	409,184
TD Ameritrade Holding Corp.	11,558	413,545
Total Financials		1,644,490
Health Care - 11.1%
Anthem, Inc.	3,276	411,695
Becton, Dickinson and Co.	2,955	411,218
Biogen Idec, Inc.*	1,214	412,092
Edwards Lifesciences Corp.*	3,210	408,890
Express Scripts Holding Co.*	4,851	410,734
Gilead Sciences, Inc.*	4,413	415,969
McKesson Corp.	2,006	416,406
Medtronic, Inc.	5,676	409,807
Total Health Care		3,296,811

	Shares	Value
Industrials - 9.7%
Alaska Air Group, Inc.	6,939	$414,675
The Boeing Co.	3,160	410,737
Cummins, Inc.	2,874	414,345
Danaher Corp.	4,812	412,437
Kirby Corp.*	5,118	413,227
Southwest Airlines Co.	9,863	417,402
Union Pacific Corp.	3,505	417,551
Total Industrials		2,900,374
Information Technology - 23.5%
Apple, Inc.	3,771	416,243
Arrow Electronics, Inc.*	7,087	410,266
Broadcom Corp., Class A	9,540	413,368
EMC Corp.	14,056	418,025
F5 Networks, Inc.*	3,171	413,705
Google, Inc., Class A*	568	301,415
Google, Inc., Class C*	205	107,912
Lam Research Corp.	5,243	415,980
Microsoft Corp.	8,841	410,664
NetApp, Inc.	9,958	412,759
Oracle Corp.	9,131	410,621
QUALCOMM, Inc.	5,459	405,767
SanDisk Corp.	4,156	407,205
Skyworks Solutions, Inc.	5,675	412,629
Synopsys, Inc.*	9,465	411,444
Texas Instruments, Inc.	7,780	415,958
Visa, Inc., Class A	1,541	404,050
Western Digital Corp.	3,703	409,922
Total Information Technology		6,997,933
Materials - 1.4%
PPG Industries, Inc.	1,774	410,060
Total Common Stocks (cost $17,701,711)		22,718,883
Other Investment Companies - 3.0%[1]
Dreyfus Institutional Cash Advantage Fund, Institutional Class Shares, 0.06% (cost $872,649)	872,649	872,649
Total Investments - 79.3% (cost $18,574,360)		23,591,532
Other Assets, less Liabilities - 20.7%		6,174,392
Net Assets - 100.0%		$29,765,924

The accompanying notes are an integral part of these financial statements.

7

AMG Renaissance International Equity Fund

Portfolio Manager’s Comments

THE YEAR IN REVIEW

The AMG Renaissance International Equity Fund (“the Fund”) was launched on June 16, 2014, and the Fund (Institutional Class) returned (8.3)% from June 16, 2014, through the end of 2014, while its primary benchmark, the MSCI AC World ex US Index (“MSCI ACWI ex US Index”), returned (8.3)%.

International equity markets finished the year on a weak note, falling for the second consecutive quarter amid renewed concerns about global growth. Emerging Markets bore the brunt of the sell-off, led lower by Russia, which, in December, raised its main deposit rate for the sixth time this year, moving the rate from 10.5% to 17% in an effort to support a plummeting Ruble.

Performance for the Fund trailed the MSCI ACWI ex US Index benchmark during the fourth quarter, as our relative overweight to the energy sector detracted the most from performance. Four of the ten worst-performing Fund holdings for the quarter were from the energy sector.

From commencement of operation on June 16, 2014, through the year-end, our overweights and selection within the industrials and energy sectors detracted the most from our relative underperformance, followed by our positioning within the consumer staples and health care sectors.

Within the energy sector, nearly all of our holdings posted negative returns, with especially disappointing results from Gran Tierra Energy, Inc., Subsea 7, S.A., Sponsored ADR and Canadian Natural Resources, Ltd. Similarly, negative returns within the industrials sector were broad-based with all but one of our holdings posting negative returns. Notable underperformers include JGC

Corp., ADR and Rolls-Royce Holdings PLC, Sponsored ADR.

Within the consumer staples sector, our position in Herbalife detracted significantly from returns. Herbalife came under heavy pressure amidst accusations of operating a pyramid scheme. Although we were satisfied that the company would ultimately be vindicated, as fundamentals began to roll over in the third quarter, we opted to exit our position in favor of a more timely opportunity with less headline risk.

On the positive side, our positioning in the information technology, materials and telecommunication services sectors contributed positively to our relative performance. Within technology, all but four of our holdings experienced positive returns, with several posting double-digit gains. Similarly, positive performance within telecommunications was also relatively broad-based with especially notable performance from China Mobile Limited and SK Telecom Co. Ltd., ADR.

With respect to the impact of our country allocations, although not enough to offset disappointing selection within Developed Markets, our overweight and selection within Emerging Markets added significant value during the period, particularly within Taiwan, South Korea and India. Heading into 2015, we anticipate increasing our relative overweight in Emerging Markets as valuations continue to look attractive.

Overall, our outlook for international equities is one of cautious optimism, with many of the concerns plaguing investors in 2014 still unresolved. From a Fund positioning standpoint, we continue to look for companies that will benefit from a weak currency relative to the U.S. Dollar, and continue to avoid industries tied to the Chinese housing market, such as banking and real estate. We also anticipate maintaining a cyclical bias in the Fund, remaining underweight in utilities, consumer staples and health care relative to our benchmark. Lastly, we continue to evaluate our positioning within the energy sector, balancing the expected decline in earnings growth rates for energy holdings against the improved valuations brought on by precipitous price drops.

The views expressed represent the opinions of The Renaissance Group LLC, as of December 31, 2014, are not intended as a forecast or guarantee of future results and are subject to change without notice.

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG Renaissance International Equity Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The chart compares a hypothetical $10,000 investment made in AMG Renaissance International Equity Fund’s Institutional Class on June 16, 2014 (commencement of operations) to a $10,000 investment made in the MSCI ACWI ex US Index for the same time period. Performance for periods longer than one year is annualized. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Past performance is not indicative of future results. Total returns would have been lower had certain expenses not been reduced.

8

AMG Renaissance International Equity Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE (continued)

The table below shows the total returns for the AMG Renaissance International Equity Fund and the MSCI ACWI ex US Index for the same time periods ended December 31, 2014.

	Since	Inception
Total Returns[1]	Inception	Date
AMG Renaissance International Equity Fund [2,3,4]
Investor Class	(8.55)%	06/16/14
Service Class	(8.36)%	06/16/14
Institutional Class	(8.32)%	06/16/14
MSCI ACWI ex US Index[5,6]	(8.30)%	06/16/14	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges, and expenses before investing. For performance information through the most recent month end, current net asset per share for the Fund and other information, please call (800) 835-3879 or visit our website at www.amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC

†	Date reflects inception date of the Fund, not the index.
[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2014. All returns are in U.S. dollars ($).
[2]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]	The Fund is subject to the risks associated with investments in emerging markets, such as erratic earnings patterns, economic and political instability, changing exchange controls, limitations on repatriation of foreign capital, and changes in local governmental attitudes toward private investment, possibly leading to nationalization or confiscation of investor assets.
[4]	Investments in foreign securities, even though publicly traded in the United States, may involve risks which are in addition to those inherent in domestic investments. The Fund is subject to currency risk resulting from fluctuations in exchange rates that may affect the total loss or gain on a non-U.S. Dollar security when converted back to U.S. Dollars.
[5]	The MSCI ACWI ex US Index is a free float-adjusted market-capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The index consists of 45 country indices comprising 22 developed and 23 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada,Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The emerging market country indices included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and the United Arab Emirates. Unlike the Fund, the Index is unmanaged, is not available for investment and does not incur expenses.
[6]	All MSCI data is provided ‘as is.’ The products described herein are not sponsored or endorsed and have not been reviewed or passed on by MSCI. In no event shall MSCI, its affiliates, or any MSCI data provider have any liability of any kind in connection with the MSCI data or the products described herein. Copying or redistributing the MSCI data is strictly prohibited.

Not FDIC insured, nor bank guaranteed. May lose value.

9

AMG Renaissance International Equity Fund

Fund Snapshots (unaudited)

December 31, 2014

PORTFOLIO BREAKDOWN

Sector	AMG Renaissance International Equity Fund**	MSCI ACWI ex USA
Financials	19.5%	27.6%
Information Technology	16.7%	7.5%
Industrials	14.4%	11.0%
Consumer Discretionary	13.7%	11.2%
Telecommunication Services	11.8%	5.4%
Energy	8.5%	7.5%
Health Care	7.7%	8.6%
Consumer Staples	4.0%	9.9%
Materials	3.6%	7.7%
Utilities	0.0%	3.6%
Other Assets and Liabilities	0.1%	0.0%

**	As a percentage of net assets.

TOP TEN HOLDINGS

%of
Security Name	Net Assets
Check Point Software Technologies, Ltd.	2.5%
NetEase, Inc.*	2.4
China Mobile, Ltd.	2.3
Taiwan Semiconductor Manufacturing Co., Ltd.	2.2
Validus Holdings, Ltd.*	2.2
Agrium, Inc.	2.2
Cap Gemini, S.A.	2.2
Pandora A/S*	2.2
KDDI Corp.*	2.1
Anheuser-Busch InBev N.V.	2.1

Top Ten as a Group	22.4%

*	Top Ten Holding as of June 30, 2014.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

10

AMG Renaissance International Equity Fund

Schedule of Portfolio Investments

December 31, 2014

	Shares	Value
Common Stocks - 99.9%
Consumer Discretionary - 13.7%
Astra International Tbk PT, ADR (Indonesia)	3,299	$39,324
Bridgestone Corp., ADR (Japan)	2,348	40,879
Magna International, Inc. (Canada)	373	40,541
Pandora A/S, ADR (Denmark)	2,254	45,869
Tata Motors, Ltd., Sponsored ADR (India)	1,034	43,718
Toyota Motor Corp., Sponsored ADR (Japan)	323	40,530
Valeo, S.A., Sponsored ADR (France)	674	41,741
Total Consumer Discretionary		292,602
Consumer Staples - 4.0%
Anheuser-Busch InBev N.V., Sponsored ADR (Belgium)	395	44,366
Unilever PLC, Sponsored ADR (United Kingdom)	1,011	40,925
Total Consumer Staples		85,291
Energy - 8.5%
Canadian Natural Resources, Ltd. (Canada)	966	29,830
Gran Tierra Energy, Inc. (Canada)*	8,253	31,774
Royal Dutch Shell PLC, Sponsored ADR (Netherlands)	516	34,546
Statoil ASA, Sponsored ADR (Norway)	1,454	25,605
Subsea 7, S.A., Sponsored ADR (United Kingdom)	2,480	25,494
Suncor Energy, Inc. (Canada)	1,067	33,909
Total Energy		181,158
Financials - 19.5%
Allianz SE, Sponsored ADR (Germany)	2,507	41,541
Allied World Assurance Co. Holdings AG (Switzerland)	1,117	42,357
Bank Mandiri Persero Tbk PT, ADR (Indonesia)	4,750	41,230
DBS Group Holdings, Ltd., Sponsored ADR (Singapore)	679	42,254
HSBC Holdings PLC, Sponsored ADR (United Kingdom)	860	40,618
Manulife Financial Corp. (Canada)	2,167	41,368
ORIX Corp., Sponsored ADR (Japan)	550	34,392
Sumitomo Mitsui Financial Group, Inc., Sponsored ADR (Japan)	5,307	38,635
Validus Holdings, Ltd. (Bermuda)	1,143	47,503
Zurich Insurance Group AG, ADR (Switzerland)	1,415	44,148
Total Financials		414,046
Health Care - 7.7%
AstraZeneca PLC, Sponsored ADR (United Kingdom)	597	42,017
ICON PLC (Ireland)*	723	36,866
Roche Holding AG, Sponsored ADR (Switzerland)	1,199	40,754

	Shares	Value
WuXi PharmaTech Cayman, Inc., ADR (China)*	1,306	$43,973
Total Health Care		163,610
Industrials - 14.4%
AerCap Holdings N.V. (Netherlands)*	948	36,801
Canadian National Railway Co. (Canada)	638	43,965
Copa Holdings, S.A., Class A (Panama)	403	41,767
JGC Corp., ADR (Japan)	725	29,921
Keppel Corp, Ltd., Sponsored ADR (Singapore)	2,486	33,300
Rolls-Royce Holdings PLC, Sponsored ADR (United Kingdom)	492	33,058
Safran, S.A., ADR (France)	2,851	43,506
WABCO Holdings, Inc. (United States)*	418	43,798
Total Industrials		306,116
Information Technology - 16.7%
Advanced Semiconductor Engineering, Inc., ADR (Taiwan)	6,419	39,348
Cap Gemini, S.A., ADR (France)	1,284	45,935
Check Point Software Technologies, Ltd. (Israel)*	689	54,135
Lenovo Group, Ltd., ADR (China)	1,531	40,143
NetEase, Inc., ADR (China)	514	50,958
Perfect World Co., Ltd., Sponsored ADR (China)	2,269	35,759
Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR (Taiwan)	2,137	47,826
Wipro, Ltd., ADR (India)	3,679	41,646
Total Information Technology		355,750
Materials - 3.6%
Agrium, Inc. (Canada)	487	46,129
Methanex Corp. (Canada)	658	30,156
Total Materials		76,285
Telecommunication Services - 11.8%
BT Group PLC, Sponsored ADR (United Kingdom)	671	41,595
China Mobile, Ltd., Sponsored ADR (Hong Kong)	824	48,468
KDDI Corp., ADR (Japan)	2,827	44,667
Nippon Telegraph & Telephone Corp., ADR (Japan)	1,339	34,292
SK Telecom Co, Ltd., ADR (South Korea)	1,623	43,837
Telefonica Brasil, S.A., ADR (Brazil)	2,218	39,214
Total Telecommunication Services		252,073
Total Common Stocks (cost $2,280,820)		2,126,931

The accompanying notes are an integral part of these financial statements.

11

AMG Renaissance International Equity Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Other Investment Companies - 1.5%[1]
Dreyfus Institutional Cash Advantage Fund, Institutional Class Shares, 0.06% (cost $31,781)	31,781	$31,781

Value
Total Investments - 101.4% (cost $2,312,601)	$2,158,712
Other Assets, less Liabilities - (1.4)%	(29,969)
Net Assets - 100.0%	$2,128,743

The accompanying notes are an integral part of these financial statements.

12

Notes to Schedules of Portfolio Investments

The following footnotes and abbreviations should be read in conjunction with each of the Schedules of Portfolio Investments previously presented in this report.

At December 31, 2014, the approximate cost of investments for federal income tax purposes and the aggregate gross unrealized appreciation and /or depreciation based on tax cost were as follows:

Fund	Cost	Appreciation	Depreciation	Net
AMG Renaissance Large Cap Growth Fund	$18,583,838	$5,245,352	$(237,658)	$5,007,694
AMG Renaissance International Equity Fund	2,312,644	69,092	(223,024)	(153,932)

*	Non-income producing security.
[1]	Yield shown represents the December 31, 2014, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

	AMG Renaissance
	International	MSCI ACWI
Country	Equity Fund†	ex USA*
Argentina	0.0%	0.0%#
Australia	0.0%	4.4%
Austria	0.0%	0.6%
Belgium	2.1%	1.0%
Bermuda	2.2%	0.0%#
Brazil	1.8%	1.0%
Canada	13.8%	8.4%
Chile	0.0%	0.3%
China	7.9%	2.3%
Colombia	0.0%	0.0%#
Czech Republic	0.0%	0.0%#
Denmark	2.1%	1.3%
Egypt	0.0%	0.2%
Finland	0.0%	0.9%
France	6.1%	2.8%
Germany	1.9%	3.7%
Greece	0.0%	0.1%
Hong Kong	2.3%	4.0%
Hungary	0.0%	0.0%#
India	4.0%	2.1%
Indonesia	3.7%	0.8%
Ireland	1.7%	1.1%
Israel	2.5%	0.7%
Italy	0.0%	2.4%
Japan	12.2%	19.7%
Luxembourg	0.0%	0.3%
Malaysia	0.0%	0.9%
Mexico	0.0%	0.6%
Netherlands	3.3%	1.2%
New Zealand	0.0%	0.7%
Norway	1.2%	1.3%

The accompanying notes are an integral part of these financial statements.

13

Notes to Schedules of Portfolio Investments (continued)

	AMG Renaissance
	International	MSCI ACWI
Country	Equity Fund†	ex USA*
Peru	0.0%	0.0%#
Panama	1.9%	0.0%#
Philippines	0.0%	0.4%
Poland	0.0%	0.3%
Portugal	0.0%	0.3%
Russia	0.0%	1.0%
Singapore	3.5%	1.6%
South Africa	0.0%	1.6%
South Korea	2.0%	3.5%
Spain	0.0%	1.7%
Sweden	0.0%	2.8%
Switzerland	5.9%	2.9%
Taiwan	4.0%	4.1%
Thailand	0.0%	0.9%
Turkey	0.0%	0.4%
United Kingdom	10.4%	15.4%
United States	3.5%	0.0%#
Supranational & Other	0.0%	0.3%
	100.0%	100.0%

†	As a percentage of total market value on December 31, 2014.
*	Unaudited
#	Rounds to less than 0.1%.

As of December 31, 2014, all securities for the Funds were all Level 1 inputs. For a detailed breakout of the common stocks by major industry classification, please refer to the respective Schedule of Portfolio Investments. (See Note 1(a) in the Notes to Financial Statements.)

As of December 31, 2014, the Funds had no transfers between levels from the beginning of the reporting period.

INVESTMENTS DEFINITIONS AND ABBREVIATIONS:

ADR: ADR after the name of a holding stands for American Depositary Receipt, representing ownership of foreign securities on deposit with a domestic custodian bank. The value of an ADR security is determined or significantly influenced by trading on exchanges not located in the United States or Canada. Sponsored ADR/BDR/GDRs are initiated by the underlying foreign company.

The accompanying notes are an integral part of these financial statements.

14

Statement of Assets and Liabilities

December 31, 2014

	AMG Renaissance	AMG Renaissance
	Large Cap	International
	Growth Fund	Equity Fund
Assets:
Investments at value*	$23,591,532	$2,158,712
Receivable for Fund shares sold	6,646,081	—
Dividends and other receivables	22,946	4,077
Receivable from affiliate	21,892	21,619
Prepaid expenses	12,946	933
Total assets	30,295,397	2,185,341
Liabilities:
Payable for investments purchased	456,692	—
Payable for Fund shares repurchased	18,107	—
Payable to affiliate	—	31,771
Accrued expenses:
Investment advisory and management fees	10,712	736
Administrative fees	4,869	460
Shareholder servicing fees - Investor Class	—	36
Distribution fees - Investor Class	465	23
Professional fees	22,535	21,061
Trustees fees and expenses	177	34
Other	15,916	2,477
Total liabilities	529,473	56,598
Net Assets	$29,765,924	$2,128,743
* Investments at cost	$18,574,360	$2,312,601

The accompanying notes are an integral part of these financial statements.

15

Statement of Assets and Liabilities (continued)

	AMG Renaissance	AMG Renaissance
	Large Cap	International
	Growth Fund	Equity Fund
Net Assets Represent:
Paid-in capital	$24,366,983	$2,336,551
Undistributed net investment income	2,493	—
Accumulated net realized gain (loss) from investments	379,276	(53,919)
Net unrealized appreciation (depreciation) of investments	5,017,172	(153,889)
Net Assets	$29,765,924	$2,128,743
Investor Class:
Net Assets	$7,238,950	$84,505
Shares outstanding	628,781	9,258
Net asset value, offering and redemption price per share	$11.51	$9.13
Service Class:
Net Assets	$14,343,311	$100,014
Shares outstanding	1,237,783	10,963
Net asset value, offering and redemption price per share	$11.59	$9.12
Institutional Class:
Net Assets	$8,183,663	$1,944,224
Shares outstanding	714,707	213,123
Net asset value, offering and redemption price per share	$11.45	$9.12

The accompanying notes are an integral part of these financial statements.

16

Statement of Operations

For the year ended December 31, 2014

	AMG Renaissance	AMG Renaissance
	Large Cap Growth	International
	Fund	Equity Fund*
Investment Income:
Dividend income	$214,201	$23,275
Foreign withholding tax	—	(2,607)
Total investment income	214,201	20,668
Expenses:
Investment advisory and management fees	92,199	4,940
Administrative fees	41,908	3,087
Distribution fees - Investor Class	2,756	131
Shareholder servicing fees - Service Class	13,454	49
Shareholder servicing fees - Investor Class	2,756	79
Professional fees	32,165	43,957
Registration fees	44,691	32,245
Reports to shareholders	22,579	7,345
Transfer agent	7,507	138
Custodian	6,298	1,635
Trustees fees and expenses	648	59
Miscellaneous	2,123	1,139
Total expenses before offsets	269,084	94,804
Expense reimbursements	(139,196)	(84,048)
Expense reductions	(3,982)	(1,097)
Net expenses	125,906	9,659
Net investment income	88,295	11,009
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments	2,084,456	(53,830)
Net change in unrealized appreciation (depreciation) of investments	1,103,736	(153,889)
Net realized and unrealized gain (loss)	3,188,192	(207,719)
Net increase (decrease) in net assets resulting from operations	$3,276,487	$(196,710)

*	Commenced operations on June 16, 2014.

The accompanying notes are an integral part of these financial statements.

17

Statements of Changes in Net Assets

For the years ended December 31,

	AMG Renaissance		AMG Renaissance
	Large Cap		International
	Growth Fund		Equity Fund*
	2014	2013	2014
Increase (Decrease) in Net Assets From Operations:
Net investment income	$88,295	$146,581	$11,009
Net realized gain (loss) on investments	2,084,456	6,919,296	(53,830)
Net change in unrealized appreciation (depreciation) of investments	1,103,736	829,348	(153,889)
Net increase (decrease) in net assets resulting from operations	3,276,487	7,895,225	(196,710)
Distributions to Shareholders:
From net investment income:
Investor Class	(4,315)	(4,813)	(238)
Service Class	(50,486)	(77,002)	(486)
Institutional Class	(34,412)	(58,222)	(10,388)
From net realized gain on investments:
Investor Class	(372,888)	(235,896)	—
Service Class	(2,604,296)	(2,695,939)	—
Institutional Class	(1,336,114)	(1,663,519)	—
Total distributions to shareholders	(4,402,511)	(4,735,391)	(11,112)
Capital Share Transactions:[1]
Net increase (decrease) from capital share transactions	14,959,926	(12,278,649)	2,336,565
Total increase (decrease) in net assets	13,833,902	(9,118,815)	2,128,743
Net Assets:
Beginning of period	15,932,022	25,050,837	—
End of period	$29,765,924	$15,932,022	$2,128,743
End of period undistributed net investment income	$2,493	$6,544	—

*	Commenced operations on June 16, 2014.
[1]	See Note 1(g) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

18

AMG Renaissance Large Cap Growth Fund

Financial Highlights

For a share outstanding throughout each year

	For the years ended December 31,
Investor Class	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Year	$11.80	$11.63	$10.77	$12.90	$11.47
Income from Investment Operations:
Net investment income[1]	0.03	0.01	0.01	0.00 #	0.03
Net realized and unrealized gain (loss) on investments[1]	2.30	3.95	1.83	(0.55)	1.75
Total from investment operations	2.33	3.96	1.84	(0.55)	1.78
Distributions to Shareholders from:
Net investment income	(0.03)	(0.08)	(0.01)	—	(0.04)
Net realized gain on investments	(2.59)	(3.71)	(0.97)	(1.58)	(0.31)
Total distributions to shareholders	(2.62)	(3.79)	(0.98)	(1.58)	(0.35)
Net Asset Value, End of Year	$11.51	$11.80	$11.63	$10.77	$12.90
Total Return[2]	19.59%[4]	34.17%[4]	17.10%	(4.42)%	15.53%
Ratio of net expenses to average net assets (with offsets/reductions)	1.14%	1.17%[5]	1.15%[6]	1.12%	1.01%
Ratio of expenses to average net assets (with offsets)	1.16%	1.18%[5]	1.17%[6]	1.15%	1.07%
Ratio of total expenses to average net assets (without offsets/reductions)[3]	1.97%	1.71%[5]	1.65%[6]	1.68%	1.57%
Ratio of net investment income to average net assets[2]	0.23%	0.10%[5]	0.10%[6]	0.03%	0.24%
Portfolio turnover	60%	53%	86%	107%	72%
Net assets at end of year (000’s omitted)	$7,239	$984	$562	$769	$1,269

	For the years ended December 31,
Service Class	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Year	$11.87	$11.68	$10.83	$12.94	$11.49
Income from Investment Operations:
Net investment income[1]	0.07	0.07	0.05	0.04	0.05
Net realized and unrealized gain (loss) on investments[1]	2.33	3.97	1.82	(0.56)	1.76
Total from investment operations	2.40	4.04	1.87	(0.52)	1.81
Distributions to Shareholders from:
Net investment income	(0.05)	(0.11)	(0.05)	(0.01)	(0.05)
Net realized gain on investments	(2.63)	(3.74)	(0.97)	(1.58)	(0.31)
Total distributions to shareholders	(2.68)	(3.85)	(1.02)	(1.59)	(0.36)
Net Asset Value, End of Year	$11.59	$11.87	$11.68	$10.83	$12.94
Total Return[2]	20.08%	34.75%	17.42%	(4.14)%	15.77%
Ratio of net expenses to average net assets (with offsets/reductions)	0.75%	0.77%[5]	0.82%[6]	0.81%	0.81%
Ratio of expenses to average net assets (with offsets)	0.77%	0.78%[5]	0.84%[6]	0.84%	0.87%
Ratio of total expenses to average net assets (without offsets/reductions)[3]	1.59%	1.30%[5]	1.32%[6]	1.37%	1.37%
Ratio of net investment income to average net assets[2]	0.51%	0.49%[5]	0.43%[6]	0.34%	0.44%
Portfolio turnover	60%	53%	86%	107%	72%
Net assets at end of year (000’s omitted)	$14,343	$11,336	$8,814	$14,772	$23,309

19

AMG Renaissance Large Cap Growth Fund

Financial Highlights

For a share outstanding throughout each year

	For the years ended December 31,
Institutional Class	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Year	$11.76	$11.58	$10.74	$12.94	$11.49
Income from Investment Operations:
Net investment income[1]	0.08	0.08	0.08	0.06	0.08
Net realized and unrealized gain (loss) on investments[1]	2.31	3.94	1.81	(0.55)	1.76
Total from investment operations	2.39	4.02	1.89	(0.49)	1.84
Less Distributions to Shareholders from:
Net investment income	(0.07)	(0.13)	(0.08)	(0.12)	(0.07)
Net realized gain on investments	(2.63)	(3.71)	(0.97)	(1.59)	(0.32)
Total distributions to shareholders	(2.70)	(3.84)	(1.05)	(1.71)	(0.39)
Net Asset Value, End of Year	$11.45	$11.76	$11.58	$10.74	$12.94
Total Return[2]	20.15%	34.95%	17.62%	(3.90)%	15.99%
Ratio of net expenses to average net assets (with offsets/reductions)	0.64%	0.67%[5]	0.65%[6]	0.63%	0.60%
Ratio of expenses to average net assets (with offsets)	0.66%	0.68%[5]	0.67%[6]	0.66%	0.66%
Ratio of total expenses to average net assets (without offsets/reductions)[3]	1.51%	1.16%[5]	1.15%[6]	1.23%	1.08%
Ratio of net investment income to average net assets[2]	0.63%	0.58%[5]	0.64%[6]	0.46%	0.65%
Portfolio turnover	60%	53%	86%	107%	72%
Net assets at end of year (000’s omitted)	$8,184	$3,612	$15,674	$9,226	$4,254

20

AMG Renaissance International Equity Fund

Financial Highlights

For a share outstanding throughout each period

For the
period ended
Investor Class	December 31, 2014*
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income[1]	0.03
Net realized and unrealized loss on investments[1]	(0.87)
Total from investment operations	(0.84)
Distributions to Shareholders from:
Net investment income	(0.03)
Net Asset Value, End of Period	$9.13
Total Return[2]	(8.45)%[4,7]
Ratio of net expenses to average net assets (with offsets/reductions)	1.12%[8]
Ratio of expenses to average net assets (with offsets)	1.22%[8]
Ratio of total expenses to average net assets (without offsets/reductions)[3]	7.85%[8]
Ratio of net investment income to average net assets[2]	0.49%[8]
Portfolio turnover	20%
Net assets at end of period (000’s omitted)	$85

Service Class	For the period ended December 31, 2014*
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income[1]	0.05
Net realized and unrealized loss on investments[1]	(0.89)
Total from investment operations	(0.84)
Distributions to Shareholders from:
Net investment income	(0.04)
Net Asset Value, End of Period	$9.12
Total Return[2]	(8.36)%[7]
Ratio of net expenses to average net assets (with offsets/reductions)	0.87%[8]
Ratio of expenses to average net assets (with offsets)	0.96%[8]
Ratio of total expenses to average net assets (without offsets/reductions)[3]	7.98%[8]
Ratio of net investment income to average net assets[2]	0.86%[8]
Portfolio turnover	20%
Net assets at end of period (000’s omitted)	$100

21

AMG Renaissance International Equity Fund

Financial Highlights

For a share outstanding throughout each period

For the
period ended
Institutional Class	December 31, 2014*
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income[1]	0.05
Net realized and unrealized loss on investments[1]	(0.88)
Total from investment operations	(0.83)
Distributions to Shareholders from:
Net investment income	(0.05)
Net Asset Value, End of Period	$9.12
Total Return[2]	(8.32)%[7]
Ratio of net expenses to average net assets (with offsets/reductions)	0.76%[8]
Ratio of expenses to average net assets (with offsets)	0.85%[8]
Ratio of total expenses to average net assets (without offsets/reductions)[3]	7.70%[8]
Ratio of net investment income to average net assets[2]	0.91%[8]
Portfolio turnover	20%
Net assets at end of period (000’s omitted)	$1,944

22

Notes to Financial Highlights

The following footnotes should be read in conjunction with the Financial Highlights of the Funds previously presented in this report.

*	Commenced operations on June 16, 2014.
#	Rounds to less than 0.01 per share.
[1]	Per share numbers have been calculated using average shares.
[2]	Total returns and net investment income would have been lower had certain expenses not been offset.
[3]	Excludes the impact of expense reimbursements or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes and extraordinary expenses.
[4]	The Total Return is based on the Financial Statement Net Asset Values as shown in the Financial Highlights.
[5]	Includes non-routine extraordinary expenses amounting to 0.019%, 0.019% and 0.021% of average net assets for the Investor Class, Service Class and Institutional Class, respectively.
[6]	Includes non-routine extraordinary expenses amounting to 0.004%, 0.004% and 0.004% of average net assets for the Investor Class, Service Class and Institutional Class, respectively.
[7]	Not annualized.
[8]	Annualized.

23

Notes to Financial Statements

December 31, 2014

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

AMG Funds (formerly Managers AMG Funds) (the “Trust”) is an open-end management investment company, organized as a Massachusetts business trust, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust consists of a number of different funds, each having distinct investment management objectives, strategies, risks and policies. Included in this report are the AMG Renaissance Large Cap Growth Fund (“Large Cap Growth”) (formerly Renaissance Large Cap Growth Fund) and AMG Renaissance International Equity Fund (“International Equity”), each a “Fund” and collectively the “Funds.”

The International Equity Fund commenced operations on June 16, 2014.

Each Fund offers three classes of shares: Investor Class, Service Class, and Institutional Class. Each class represents an interest in the same assets of the Fund. Although all share classes generally have identical voting rights, each share class votes separately when required by law. Different share classes may pay different distribution amounts to the extent the net asset value per share and/or the expenses of such share classes differ. Each share class has its own expense structure. Please refer to a current prospectus for additional information on each share class.

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences may be material. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

a. VALUATION OF INVESTMENTS

Equity securities traded on a domestic or international securities exchange are valued at the last quoted sale price, or, lacking any sales, at the last quoted bid price. Equity securities primarily traded on an international securities exchange and equity securities traded on NASDAQ or in a U.S. or non-U.S. over-the-counter market are valued at the market’s official closing price, or, if there are no trades on the applicable date, at the last quoted bid price. In addition, if the applicable market does not offer an official closing price or if the official closing price is not representative of the overall market, equity securities primarily traded on an international securities exchange and equity securities traded in a non-U.S. over-the-counter market are valued at the last quoted sales price. The Funds’ investments are generally valued based on independent market quotations or prices or, if none, “evaluative” or other market based valuations provided by third-party pricing services approved by the Board of Trustees of the Funds (the “Board”).

Short-term debt obligations (debt obligations with maturities of one year or less at the time of issuance) that have 60 days or less remaining until maturity will be valued at amortized cost. Investments in other open-end regulated investment companies are valued at their end of day net asset value per share.

Under certain circumstances, the value of certain Fund investments (including derivatives) may be based on an evaluation of fair value, pursuant to procedures established by and under the general supervision of the Board. The Pricing Committee is the committee formed by the Board to make fair value determinations for such investments. The Funds may use the fair value of a portfolio investment to calculate its net asset value (“NAV”) in the event that the market quotation, price or market based valuation for the portfolio investment is not deemed to be readily available or otherwise not determinable pursuant to the Board’s valuation procedures, if AMG Funds LLC (formerly Managers Investment Group LLC) (the “Investment Manager”) believes the quotation, price or market based valuation to be unreliable, or in certain other circumstances. When determining the fair value of an investment, the Pricing Committee seeks to determine the price that the Fund might reasonably expect to receive from a current sale of that investment in an arms-length transaction. Fair value determinations shall be based upon consideration of all available facts and information, including, but not limited to (i) attributes specific to the investment; (ii) fundamental analytical data and press releases relating to the investment and its issuer; and (iii) the value of other comparable securities or relevant financial instruments, including derivative securities, traded on other markets or among dealers.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized in the future, since such amounts depend on future developments inherent in long-term investments. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. The Board will be presented with a quarterly report showing, as of the most recent quarter end, all outstanding securities fair valued by the Pricing Committee, including a comparison with the prior quarter end and the percentage of the Fund that the security represents at each quarter end.

Portfolio investments that trade primarily on foreign markets are priced based upon the market quotation of such securities as of the close of their respective principal markets. Under certain circumstances, on behalf of a fund that invests in international securities, the Investment Manager or applicable subadvisor may recommend an adjustment of such prices based on its determination of the impact of events occurring subsequent to the close of such markets but prior to the time as of which each Fund calculates its NAV. The Board has also adopted a policy that securities held in a fund that invests in international securities and certain foreign debt obligations held by a fund, in each case, that can be fair valued by the applicable fair value pricing service are fair valued on each business day without regard to a “trigger” (e.g., without regard to invoking fair value based upon a change in a U.S. equity securities index exceeding a predetermined level). The Funds may invest in securities that may be thinly traded. The Board has adopted procedures to adjust prices of securities that are judged to be stale so that they reflect fair value. An investment valued on the basis of its fair value may be valued at a price higher or lower than available market quotations.

U.S. GAAP defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework

24

Notes to Financial Statements (continued)

for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds. Unobservable inputs reflect the Funds’ own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities with observable inputs)

Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)

Changes in inputs or methodologies used for valuing investments may result in a transfer in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments may not necessarily be an indication of the risk associated with investing in those investments.

b. SECURITY TRANSACTIONS

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c. INVESTMENT INCOME AND EXPENSES

Dividend income is recorded on the ex-dividend date. Dividend and interest income on foreign securities is recorded gross of any withholding tax. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a Fund are apportioned among the Funds in the Trust and in some cases other affiliated funds based upon their relative average net assets or number of shareholders. Investment income, realized and unrealized capital gains and losses, the common expenses of each Fund and certain Fund level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of each Fund.

The Funds had certain portfolio trades directed to various brokers, under a brokerage recapture program, which paid a portion of such Fund’s expenses. For the year ended December 31, 2014, the amount by which the Funds’ expenses were reduced and the impact on the expense ratios, if any, were as follows: Large Cap Growth - $3,982 or 0.02% and International Equity - $1,097 or 0.09%.

The Funds have a “balance credit” arrangement with The Bank of New York Mellon (“BNYM”), the Funds’ custodian, whereby each Fund is credited with an interest factor equal to 0.75% below the effective 90-day T-Bill rate for account balances left uninvested overnight. If the T-Bill rate falls below 0.75%, no credits will be earned. These credits serve to reduce custodian expenses that would otherwise be charged to each Fund. For the year ended December 31, 2014, the Funds’ custodian expense was not reduced.

Overdraft fees are computed at 1% above the effective Federal Funds rate on the day of the overdraft. For the year ended December 31, 2014, overdraft fees for Large Cap Growth and International Equity equaled $85 and $0, respectively.

d. DIVIDENDS AND DISTRIBUTIONS

Fund distributions resulting from either net investment income or realized net capital gains, if any, will normally be declared and paid at least annually in December, as described in the Funds’ prospectus. Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with federal income tax regulations, which may differ from net investment income and net realized capital gains for financial statement purposes (U.S. GAAP). Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense and gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences are due to differing treatments for losses deferred due to excise tax regulations, wash sales, foreign currency and market discount transactions. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital.

The tax character of distributions paid during the years ended December 31, 2014 and December 31, 2013 were as follows:

			International
	Large Cap Growth		Equity
Distributions paid from:	2014	2013	2014
Ordinary income	$89,213	$140,037	$11,112
Short-term capital gains	640,540	725,306	—
Long-term capital gains	3,672,758	3,870,048	—

	$4,402,511	$4,735,391	$11,112

25

Notes to Financial Statements (continued)

As of December 31, 2014, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

		International
	Large Cap Growth	Equity
Capital loss carryforward	—	$20,294
Undistributed ordinary income	$210,910	—
Undistributed short-term capital gains	—	—
Undistributed long-term capital gains	180,337	—
Late-year loss deferral	—	33,582

e. FEDERAL TAXES

Each Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for federal income or excise tax is included in the accompanying financial statements.

Additionally, based on each Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, each Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Management has analyzed the Funds’ tax positions taken on federal income tax returns as of December 31, 2014, and for all open tax years (generally, the three prior taxable years) and has concluded that no provision for federal income tax is required in the Funds’ financial statements. Additionally, the Funds are not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Net capital losses incurred in taxable years beginning after the enactment of the Regulated Investment Company Modernization Act of 2010, may be carried forward for an unlimited time period. Such losses will be required to be utilized prior to any loss carryovers incurred in pre-enactment taxable years, which generally expire eight years following the close of the taxable year in which they were incurred. As a result of this ordering rule, pre-enactment capital loss carryovers may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward retain their tax character as either short-term or long-term capital losses, unlike pre-enactment losses which are considered all short-term.

f. CAPITAL LOSS CARRYOVERS AND DEFERRALS

As of December 31, 2014, the following Fund had accumulated net realized capital loss carryovers from securities transactions for federal income tax purposes as shown in the following chart. These amounts may be used to offset future realized capital gains for an unlimited time period.

	Capital Loss
	Carryover Amounts
Fund	Short-Term	Long-Term	Expires
International Equity
(Post-Enactment)	$20,294	—	Unlimited

g. CAPITAL STOCK

The Trust’s Declaration of Trust authorizes for each series the issuance of an unlimited number of shares of beneficial interest, without par value. Each Fund records sales and repurchases of its capital stock on the trade date. The cost of securities contributed to the Funds in connection with the issuance of shares is based on the valuation of those securities in accordance with the Funds’ policy on investment valuation. For the periods ended December 31, 2014 and December 31, 2013, the capital stock transactions by class for Large Cap Growth and International Equity were:

	Large Cap Growth				International Equity*
	December 31, 2014		December 31, 2013		December 31, 2014
	Shares	Amount	Shares	Amount	Shares	Amount
Investor Class:
Proceeds from sale of shares	545,670	$6,484,179	37,591	$519,887	12,476	$125,695
Reinvestment of dividends and distributions	32,486	376,833	20,521	240,709	25	238
Cost of shares repurchased	(32,731)	(399,290)	(23,122)	(307,289)	(3,243)	(30,000)

Net increase	545,425	$6,461,722	34,990	$453,307	9,258	$95,933

Service Class:
Proceeds from sale of shares	364,598	$4,773,869	169,015	$2,288,303	10,921	$109,899
Reinvestment of dividends and distributions	222,940	2,601,712	235,155	2,772,475	52	486
Cost of shares repurchased	(304,457)	(3,912,072)	(203,983)	(2,722,243)	(10)	(100)

Net increase	283,081	$3,463,509	200,187	$2,338,535	10,963	$110,285

26

Notes to Financial Statements (continued)

	Large Cap Growth				International Equity*
	December 31, 2014		December 31, 2013		December 31, 2014
	Shares	Amount	Shares	Amount	Shares	Amount
Institutional Class:
Proceeds from sale of shares	493,750	$6,163,428	343,438	$4,454,444	212,010	$2,120,059
Reinvestment of dividends and distributions	102,761	1,185,861	109,765	1,282,049	1,123	10,388
Cost of shares repurchased	(189,030)	(2,314,594)	(1,499,451)	(20,806,984)	(10)	(100)

Net increase (decrease)	407,481	$5,034,695	(1,046,248)	$(15,070,491)	213,123	$2,130,347

*	Commenced operations on June 16, 2014.

At December 31, 2014, certain unaffiliated shareholders of record, specifically omnibus accounts, individually or collectively held greater than 10% of the net assets of the Funds as follows: Large Cap Growth - three collectively own 70%; International Equity - two collectively own 86%. Transactions by these shareholders may have a material impact on their respective Funds.

h. FOREIGN CURRENCY TRANSLATION

The books and records of the Funds are maintained in U.S. dollars. The value of investments, assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon current foreign exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the respective dates of such transactions. Net realized and unrealized gain (loss) on foreign currency transactions represent: (1) foreign exchange gains and losses from the sale and holdings of foreign currencies; (2) gains and losses between trade date and settlement date on investment securities transactions and forward foreign currency exchange contracts; and (3) gains and losses from the difference between amounts of interest and dividends recorded and the amounts actually received.

The Funds do not isolate the net realized and unrealized gain or loss resulting from changes in exchange rates from the fluctuations in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

i. FOREIGN SECURITIES

International Equity invests in securities of foreign entities and in instruments denominated in foreign currencies which involve risks not typically associated with investments in domestic securities. Non-domestic securities carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. A Portfolio’s investments in emerging market countries are exposed to additional risks. A Portfolio’s performance will be influenced by political, social and economic factors affecting companies in emerging market countries. Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, at rates ranging from approximately 10% to 15%. The Fund would pay such foreign taxes at the appropriate rate for each jurisdiction.

2. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

For each of the Funds, the Trust has entered into an investment advisory agreement under which the Investment Manager, a subsidiary and the U.S. retail distribution arm of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Funds and is responsible for the Funds’ overall administration and operations. The Investment Manager selects one or more subadvisors for the Funds (subject to Board approval) and monitors each subadvisor’s investment performance, security holdings and investment strategies. Each Fund’s investment portfolio is managed by The Renaissance Group LLC (“Renaissance”), which serves pursuant to a subadvisory agreement with the Investment Manager. AMG indirectly owns a majority interest in Renaissance.

Investment management fees are paid directly by the Funds to the Investment Manager based on average daily net assets. For the year ended December 31, 2014, the Funds’ investment management fees were paid at the following annual rate of each Fund’s respective daily net assets:

Large Cap Growth	0.55%
International Equity	0.40%

The Investment Manager has contractually agreed, through at least May 1, 2015 for Large Cap Growth and through at least May 1, 2016 for International Equity, to waive management fees (but not below zero) and/or reimburse Fund expenses in order to limit total annual Fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses) of Large Cap Growth and International Equity to 0.66% and 0.85%, respectively, of each Fund’s average daily net assets subject to later reimbursement by the Funds in certain circumstances. The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement of the Investment Manager and the AMG Funds’ Board of Trustees, or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.

27

Notes to Financial Statements (continued)

Each Fund is obligated to repay the Investment Manager such amounts waived, paid, or reimbursed in future years provided that the repayment occurs within thirty-six (36) months after the waiver or reimbursement and that such repayment would not cause the Fund’s total annual operating expenses after fee waiver and expense reimbursements in any such future year to exceed that Fund’s contractual expense limitation amount. The contractual expense limitation may only be terminated in the event the Investment Manager or successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the AMG Funds Board of Trustees or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.

For the year ended December 31, 2014, each Fund’s components of reimbursement available consisted of:

	Large Cap	International
	Growth	Equity
Reimbursement Available - 12/31/13	$400,230	—
Additional Reimbursements	139,196	$84,048
Repayments	—	—
Expired Reimbursements	(143,816)	—

Reimbursement Available - 12/31/14	$395,610	$84,048

Each Fund has entered into an Administration and Shareholder Servicing Agreement under which the Investment Manager serves as the Funds’ administrator (the “Administrator”) and is responsible for all aspects of managing the Funds’ operations, including administration and shareholder services to each Fund, its shareholders, and certain institutions, such as bank trust departments, broker-dealers and registered investment advisers, that advise or act as an intermediary with the Funds’ shareholders. The Funds pay a fee to the Administrator at the rate of 0.25% per annum of each Fund’s average daily net assets for this service.

The aggregate annual retainer paid to each Independent Trustee of the Board is $130,000, plus $7,000 or $2,500 for each regular or special meeting attended, respectively. The Independent Chairman of the Trusts receives an additional payment of $35,000 per year. The Chairman of the Audit Committee receives an additional payment of $15,000 per year. The Trustees’ fees and expenses are allocated among all of the Funds in the Trusts for which the Investment Manager serves as the advisor based on the relative net assets of such Funds. The “Trustees fees and expenses” shown in the financial statements represents each Fund’s allocated portion of the total fees and expenses paid by the AMG Funds family of mutual funds (“AMG Funds family”).

Prior to January 1, 2014, the annual retainer paid to each Independent Trustee of the Board was $105,000, plus $6,000 or $2,500 for each regular or special meeting attended, respectively. The Independent Chairman of the Trusts formerly received an additional payment of $25,000 per year. The Chairman of the Audit Committee formerly received an additional payment of $10,000 per year.

The Funds are distributed by AMG Distributors, Inc. (formerly “Managers Distributors, Inc.”) (the “Distributor”), a wholly-owned subsidiary of the Investment Manager. The Distributor serves as the distributor and underwriter for each Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of each Fund will be continuously offered and will be sold directly to prospective purchasers and through brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. Subject to the compensation arrangement discussed below, generally the Distributor bears all or a portion of the expenses of providing services pursuant to the distribution agreement, including the payment of the expenses relating to the distribution of prospectuses for sales purposes and any advertising or sales literature. Certain Trustees and Officers of the Funds are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

The Trust has adopted a distribution and service plan (the “Plan”) with respect to the Investor Class shares of each Fund, in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of FINRA regarding asset-based sales charges. Pursuant to the Plan, each Fund may make payments to the Distributor for its expenditures in financing any activity primarily intended to result in the sale of each such class of the Fund’s shares and for maintenance and personal service provided to existing shareholders of that class. The Plan authorizes payments to the Distributor of up to 0.25% annually of each Fund’s average daily net assets attributable to Investor Class shares.

For each of the Investor and Service Classes, the Board has approved reimbursement payments to the Investment Manager for shareholder servicing expenses incurred (“shareholder servicing fees”). Shareholder servicing fees include payments to third parties such as a bank, broker-dealer, trust company or other financial intermediaries who provide shareholder recordkeeping, account servicing and other services. The Investor and Service Class shares may reimburse the Investment Manager for the actual amount incurred up to a maximum annual rate of each Class’s average daily net assets as shown in the table below.

The impact on the annualized expense ratios for the year ended December 31, 2014, were as follows:

Fund	Maximum Amount Allowed	Actual Amount Incurred
Large Cap Growth
Investor Class	0.25%	0.25%
Service Class	0.25%	0.11%
International Equity
Investor Class	0.25%	0.15%
Service Class	0.15%	0.09%

28

Notes to Financial Statements (continued)

The Securities and Exchange Commission has granted an exemptive order that permits the Funds to lend and borrow money for certain temporary purposes directly to and from other eligible Funds in the AMG Funds family. Participation in this interfund lending program is voluntary for both the borrowing and lending Funds, and an interfund loan is only made if it benefits each participating Fund. The Investment Manager administers the program according to procedures approved by the Board, and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating Funds. For the year ended December 31, 2014, the following Funds either borrowed from or lent to other Funds in the AMG Funds family: Large Cap Growth borrowed varying amounts not exceeding $1,557,012, for twelve days paying interest of $118. The interest amount is included in the Statement of Operations as miscellaneous expense. International Equity neither borrowed from nor lent to other Funds in the AMG Funds family. At December 31, 2014, the Funds had no interfund loans outstanding.

The Investment Manager paid the initial 2014 state registration fees in the amount of $31,771 on behalf of International Equity. This balance is reflected as a Payable to Affiliate on the Statement of Assets and Liabilities.

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities and U.S. Government obligations) for the year ended December 31, 2014, were as follows:

	Long-Term Securities
Fund	Purchases	Sales
Large Cap Growth	$13,511,758	$9,979,198
International Equity	2,790,833	456,184

The Funds had no purchases or sales of U.S. Government obligations during the year ended December 31, 2014.

4. COMMITMENTS AND CONTINGENCIES

Under the Trust’s organizational documents, its trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Funds under these arrangements is unknown, as this would involve future claims that may be made against a Fund that have not yet occurred. However, based on experience, the Funds had no prior claims or losses and expect the risks of loss to be remote.

5. SUBSEQUENT EVENTS

Each Fund has determined that no material events or transactions occurred through the issuance date of the Funds’ financial statements, which require additional disclosure in or adjustment of the Funds’ financial statements.

TAX INFORMATION (unaudited)

The AMG Renaissance Large Cap Growth and the AMG Renaissance International Equity Funds each hereby designates the maximum amount allowable of their net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2014 Form 1099-DIV you receive for the Funds will show the tax status of all distributions paid to you during the calendar year.

In accordance with federal tax law, the following Fund elected to provide foreign taxes paid and the income sorced from foreign countries. Accordingly, the Fund hereby makes the following designations regarding its period ended October 31, 2014.

AMG Renaissance International Equity

•	The total amount of taxes paid and income sourced from foreign countries was $1,350 and $21,268, respectively.

Pursuant to section 852 of the Internal Revenue Code, AMG Renaissance Large Cap Growth Fund and AMG Renaissance International Equity Fund each hereby designates $3,672,758 and $0, respectively, as a capital gain distribution with respect to the taxable year ended December 31, 2014, or if subsequently determined to be different, the net capital gains of such year.

29

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AMG Funds and the Shareholders of AMG Renaissance Large Cap Growth Fund and AMG Renaissance International Equity Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial positions of AMG Renaissance Large Cap Growth Fund (formerly, Renaissance Large Cap Growth Fund) and AMG Renaissance International Equity Fund (the “Funds”) at December 31, 2014, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 26, 2015

30

AMG Funds

Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 800 Connecticut Avenue, Norwalk, Connecticut 06854.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Number of Funds Overseen in Fund Complex	Name, Date of Birth, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
• Trustee since 2012	Bruce B. Bingham, 12/1/48
• Oversees 44 Funds in Fund Complex	Partner, Hamilton Partners (real estate development firm) (1987-Present); Trustee of Aston Funds (27 portfolios) (2014-Present); Director of the Yacktman Funds (2000-2012).

• Independent Chairman	William E. Chapman, II, 9/23/41
• Trustee since 1999 • Oversees 44 Funds in Fund Complex	President and Owner, Longboat Retirement Planning Solutions (1998-Present); Hewitt Associates, LLC (part time) (provider of Retirement and Investment Education Seminars) (2002-2009); Trustee Emeritus of Bowdoin College (2013-Present); Trustee of Bowdoin College (2002-2013); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (27 portfolios) (2010-Present).

• Trustee since 1999	Edward J. Kaier, 9/23/45
• Oversees 44 Funds in Fund Complex	Attorney at Law and Partner, Teeters Harvey Marrone & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (27 portfolios) (2010-Present).

• Trustee since 2013	Kurt A. Keilhacker, 10/5/63
• Oversees 46 Funds in Fund Complex	Managing Member, TechFund Capital (1997-Present); Managing Member, TechFund Europe (2000-Present); Trustee, Gordon College (2001-Present); Board Member, 6wind SA, (2002-Present); Managing Member, Clapham Partners I, LLC (2013-Present); Trustee of Aston Funds (27 portfolios) (2014-Present).

• Trustee since 2004	Steven J. Paggioli, 4/3/50
• Oversees 44 Funds in Fund Complex	Independent Consultant (2002-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986-2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001); Trustee, Professionally Managed Portfolios (43 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Chase Investment Counsel (2008 – Present); Trustee of Aston Funds (27 portfolios) (2010-Present).

• Trustee since 2013	Richard F. Powers III, 2/2/46
• Oversees 44 Funds in Fund Complex	Adjunct Professor, Boston College (2011 - Present); Trustee of Aston Funds (27 portfolios) (2014-Present); President and CEO of Van Kampen Investments Inc. (1998-2003).

• Trustee since 1999	Eric Rakowski, 6/5/58
• Oversees 46 Funds in Fund Complex	Professor, University of California at Berkeley School of Law (1990-Present); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (27 portfolios) (2010-Present).

• Trustee since 2013	Victoria L. Sassine, 8/11/65
• Oversees 46 Funds in Fund Complex	Lecturer, Babson College (2007 – Present); Trustee of Aston Funds (27 portfolios) (2014-Present).

• Trustee since 2004	Thomas R. Schneeweis, 5/10/47
• Oversees 44 Funds in Fund Complex	Professor Emeritus, University of Massachusetts (2013 - Present); Partner, S Capital Management, LLC (2007-Present); President, TRS Associates (1982-Present); Director, CISDM at the University of Massachusetts, (1996-2013); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-2013); Professor of Finance, University of Massachusetts (1977-2013); Partner, White Bear Partners, LLC (2007-2010); Partner, Northampton Capital Management, LLC (2004-2010); Trustee of Aston Funds (27 portfolios) (2010-Present).

*	The Fund Complex consists of Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II.

31

AMG Funds

Trustees and Officers (continued)

Interested Trustees

Each Trustee in the following table is an “interested person” of the Trust within the meaning of the 1940 Act. Mr. Streur is an interested person of the Trust within the meaning of the 1940 Act by virtue of his positions with the Investment Manager and Managers Distributors, Inc. and because of his service as President of the Trust. Ms. Carsman is an interested person of the Trust within the meaning of the 1940 Act by virtue of her position with, and interest in securities of, AMG, and her former position as Chief Legal Officer of the Trust.

Number of Funds Overseen in Fund Complex	Name, Date of Birth, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
• Trustee since 2011	Christine C. Carsman, 4/2/52
• Oversees 46 Funds in Fund Complex	Senior Vice President and Deputy General Counsel, Affiliated Managers Group, Inc. (2011-Present); Trustee of Aston Funds (27 portfolios) (2014-Present); Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2007-2011); Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-2007); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2004-2011); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004).

Officers

Position(s) Held with Fund and Length of Time Served	Name, Date of Birth, Principal Occupation(s) During Past 5 Years
• President since 2014	Jeffrey T. Cerutti, 2/7/68
• Principal Executive Officer since 2014	Chief Executive Officer, AMG Funds LLC (2014-Present); Director, President and Principal, AMG Distributors, Inc. (2014-Present); President, VP Distributors, (2011-2014); Executive Vice President, Head of Distribution, Virtus Investment Partners, Inc. (2010-2014); Managing Director, Head of Sales, UBS Global Asset Management (2001-2010).

• Chief Operating Officer since 2007

Keitha L. Kinne, 5/16/58

Chief Operating Officer, AMG Funds LLC (2007-Present); Chief Investment Officer, AMG Funds LLC (2008-Present); Chief Operating Officer, AMG Distributors, Inc. (2007-Present); Managing Partner, AMG Funds LLC (2007-2014); President, AMG Funds (2012-2014); President, AMG Distributors, Inc. (2012-2014); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006).

• Secretary since 2011	Lewis Collins, 2/22/66
• Chief Legal Officer since 2011	Senior Vice President and Senior Counsel, Affiliated Managers Group, Inc. (2010-Present); Vice President and Senior Counsel, Affiliated Managers Group, Inc. (2006-2010); Senior Counsel, Affiliated Managers Group, Inc. (2002-2006); Attorney, Ropes & Gray LLP (1998-2002).

• Chief Financial Officer since 2007 • Treasurer since 1999 • Principal Financial Officer since 1999

Donald S. Rumery, 5/29/58

Senior Vice President, Director of Mutual Funds Services, AMG Funds LLC (2005-Present); Treasurer, AMG Funds III (1995-Present); Treasurer, AMG Funds I and AMG Funds II (2000-Present); Chief Financial Officer, AMG Funds I, AMG Funds II and AMG Funds III (2007-Present); Treasurer and Chief Financial Officer, AMG Distributors, Inc. (2000-2012); Vice President, AMG Funds LLC, (1994-2004).

• Assistant Treasurer since 2014

John C. Ball, 1/9/76

Vice President, Assistant Treasurer, AMG Funds LLC (2014-Present); Vice President, State Street Corp. (2010-2014); Vice President, State Street International (Ireland) Limited (2007-2010).

• Chief Compliance Officer since 2010

John J. Ferencz, 3/9/62

Vice President, Chief Compliance Officer - AMG Family of Funds, AMG Funds LLC (2010-Present); Code of Ethics Reporting Officer and Sarbanes Oxley Code of Ethics Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2010-Present); Senior Compliance Analyst, Mutual Funds and Regulatory, GE Asset Management Incorporated (2005-2010).

• Assistant Secretary since 2011	Michael S. Ponder, 9/12/73
Senior Vice President, Counsel, AMG Funds LLC (2011-Present); Attorney, DeNovo Legal (2009-2010); Vice President, Credit Suisse (2007-2009); Associate, Willkie Farr & Gallagher LLP (2006-2007).

• Anti-Money Laundering Compliance Officer since 2014

Patrick J. Spellman, 3/15/74

Senior Vice President, Chief Compliance Officer, AMG Funds LLC (2011-Present); Chief Compliance Officer, AMG Distributors, Inc., (2010-Present); Compliance Manager, Legal and Compliance, Affiliated Managers Group, Inc. (2005-2011).

32

INVESTMENT MANAGER AND

ADMINISTRATOR

AMG Funds LLC

800 Connecticut Avenue

Norwalk, CT 06854

(800) 835-3879

DISTRIBUTOR

AMG Distributors, Inc.

800 Connecticut Avenue

Norwalk, CT 06854

(800) 835-3879

SUBADVISOR

The Renaissance Group LLC

625 Eden Park Drive, Suite 1200

Cincinnati, OH 45202

CUSTODIAN

The Bank of New York Mellon

2 Hanson Place

Brooklyn, NY 11217

LEGAL COUNSEL

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, MA 02199-3600

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

Attn: AMG Funds

P.O. Box 9769

Providence, RI 02940

(800) 548-4539

FOR MANAGERSCHOICETM ONLY

AMG Funds

c/o BNY Mellon Investment Servicing (US) Inc.

P.O. Box 9847

Providence, Rhode Island 02940-8047

(800) 358-7668

This report is prepared for the Funds’ shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.835.3879. Distributed by AMG Distributors, Inc., member FINRA.

Current net asset values per share for each Fund are available on the Funds’ website at www.amgfunds.com.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. For information regarding each Fund’s proxy voting record for the 12-month period ended June 30, call 800.835.3879 or visit the SEC website at www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. A Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To review a complete list of the Funds’ portfolio holdings, or to view the most recent quarterly holdings report, semiannual report, or annual report, please visit www.amgfunds.com.

www.amgfunds.com        |

AFFILIATE SUBADVISED FUNDS

ALTERNATIVE FUNDS

AMG FQ Global Alternatives

First Quadrant, L.P.

BALANCED FUNDS

AMG Chicago Equity Partners Balanced

Chicago Equity Partners, LLC

AMG FQ Global Risk-Balanced

(formerly Managers AMG FQ Global Essentials)

First Quadrant, L.P.

EQUITY FUNDS

AMG Chicago Equity Partners Small Cap Value

Chicago Equity Partners, LLC

AMG FQ Tax-Managed U.S. Equity

AMG FQ U.S. Equity

First Quadrant, L.P.

AMG Frontier Small Cap Growth

Frontier Capital Management Company, LLC

AMG GW&K Small Cap Core

(formerly GW&K Small Cap Equity)

Gannett Welsh & Kotler, LLC

AMG Renaissance International Equity

AMG Renaissance Large Cap Growth

The Renaissance Group LLC

AMG SouthernSun Small Cap

AMG SouthernSun U.S. Equity

SouthernSun Asset Management, LLC

AMG Systematic Large Cap Value

(formerly Systematic Value)

AMG Systematic Mid Cap Value

Systematic Financial Management, L.P.

AMG TimesSquare All Cap Growth

(formerly Managers AMG TSCM Growth Equity)

AMG TimesSquare International Small Cap

AMG TimesSquare Mid Cap Growth

AMG TimesSquare Small Cap Growth

TimesSquare Capital Management, LLC

AMG Trilogy Emerging Markets Equity

AMG Trilogy Global Equity

AMG Trilogy International Small Cap

Trilogy Global Advisors, L.P.

AMG Yacktman Focused

AMG Yacktman

Yacktman Asset Management LP

FIXED INCOME FUNDS

AMG GW&K Enhanced Core Bond

(formerly Managers AMG GW&K Fixed Income)

AMG GW&K Municipal Bond

AMG GW&K Municipal Enhanced Yield

Gannett Welsh & Kotler, LLC

OPEN-ARCHITECTURE FUNDS

EQUITY FUNDS

AMG Managers Brandywine Advisors Mid Cap Growth

AMG Managers Brandywine Blue

AMG Managers Brandywine

Friess Associates, LLC

AMG Managers Cadence Capital Appreciation

AMG Managers Cadence Emerging Companies

AMG Managers Cadence Mid Cap

Cadence Capital Management, LLC

AMG Managers Emerging Opportunities

(formerly Managers Micro-Cap)

Lord, Abbett & Co. LLC

WEDGE Capital Management L.L.P.

Next Century Growth Investors LLC

RBC Global Asset Management (U.S.) Inc.

AMG Managers Essex Small/Micro Cap Growth

Essex Investment Management Co., LLC

AMG Managers Real Estate Securities

CenterSquare Investment Management, Inc.

AMG Managers Skyline Special Equities

(formerly Skyline Special Equities Portfolio)

Skyline Asset Management, L.P.

AMG Managers Special Equity

Ranger Investment Management, L.P.

Lord, Abbett & Co. LLC

Smith Asset Management Group, L.P.

Federated MDTA LLC

FIXED INCOME FUNDS

AMG Managers Bond

AMG Managers Global Income Opportunity

Loomis, Sayles & Co., L.P.

AMG Managers High Yield

J.P. Morgan Investment Management Inc.

AMG Managers Intermediate Duration Government

AMG Managers Short Duration Government

Amundi Smith Breeden LLC

AMG Managers Total Return Bond

(formerly Managers PIMCO Bond)

Pacific Investment Management Co. LLC

| www.amgfunds.com

ANNUAL REPORT

AMG Funds

December 31, 2014

AMG Yacktman Focused Fund

Service Class: YAFFX     |     Institutional Class: YAFIX

AMG Yacktman Fund

Service Class: YACKX

www.amgfunds.com |	AR071-1214

AMG Funds

Annual Report—December 31, 2014

TABLE OF CONTENTS	PAGE
LETTER TO SHAREHOLDERS	2

ABOUT YOUR FUND’S EXPENSES	3

PORTFOLIO MANAGER’S COMMENTS, FUND SNAPSHOTS, AND SCHEDULES OF PORTFOLIO INVESTMENTS
AMG Yacktman Focused Fund	4
AMG Yacktman Fund	10

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS	15

FINANCIAL STATEMENTS

Statement of Assets and Liabilities	17
Balance sheets, net asset value (NAV) per share computations and cumulative undistributed amounts

Statement of Operations	18
Detail of sources of income, expenses, and realized and unrealized gains (losses) during the year

Statements of Changes in Net Assets	19
Detail of changes in assets for the past two years

Financial Highlights	20
Historical net asset values per share, distributions, total returns, income and expense ratios, turnover ratios and net assets

Notes to Financial Statements	22
Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	28

TRUSTEES AND OFFICERS	29

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the AMG Funds Family of mutual funds. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

DEAR SHAREHOLDER:

The year ended December 31, 2014, was another period of strong equity returns. The S&P 500 Index, a widely followed barometer of the U.S. equity market, rose more than 13% during the past 12 months. International stocks, by comparison, had negative performance, as measured by the MSCI ACWI ex US Index (in U.S. Dollar terms). The first quarter of 2014 marked the five-year anniversary of the equity bull market. Despite a few bouts of volatility and persistent doubts about the strength of the economic recovery since the beginning of the bull market, the S&P 500 Index had a cumulative gain (through December 31, 2014) of 244% (including reinvestment of dividends) since the market bottom on March 9, 2009.

Meanwhile, the Barclays U.S. Aggregate Bond Index, a broad U.S. bond market benchmark, returned 6% during 2014. Bond markets have also performed strongly during this period, to the surprise of many, despite the unwinding of the U.S. Federal Reserve’s bond-buying program known as QE3.

In 2014, Managers Investment Group was rebranded as AMG Funds. Our new name helps align our fund family more closely with our parent company, Affiliated Managers Group (“AMG”). While the names of funds branded under AMG changed slightly, the ticker symbols remain the same. There was no change to the legal or ownership structure of the funds and the name change will have no impact on their management.

Our foremost goal at AMG Funds is to provide investment products and solutions that help our shareholders and clients successfully reach their long-term investment goals. We do this by partnering with many of AMG’s affiliate investment boutiques to offer a distinctive array of actively managed, return-oriented funds. In addition, we oversee and distribute a number of complementary mutual funds sub-advised by unaffiliated investment managers. We thank you for your continued confidence and investment in AMG Funds. You can rest assured that, under all market conditions, our team is focused on delivering excellent investment management services for your benefit.

Respectfully,

Jeffery Cerutti

President

AMG Funds

Average Annual Total Returns		Periods ended December 31, 2014
Stocks:		1 Year	3 Years	5 Years
Large Caps	(S&P 500 Index)	13.69%	20.41%	15.45%
Small Caps	(Russell 2000® Index)	4.89%	19.21%	15.55%
International	(MSCI All Country World ex USA Index)	(3.87)%	8.99%	4.43%
Bonds:
Investment Grade	(Barclays U.S. Aggregate Bond Index)	5.97%	2.66%	4.45%
High Yield	(Barclays U.S. High Yield Bond Index)	2.45%	8.43%	9.03%
Tax-exempt	(Barclays Municipal Bond Index)	9.05%	4.30%	5.16%
Treasury Bills	(BofA Merrill Lynch 6-month U.S. Treasury Bill)	0.12%	0.16%	0.22%

2

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended December 31, 2014	Expense Ratio for the Period	Beginning Account Value 7/01/14	Ending Account Value 12/31/14	Expenses Paid During the Period*
AMG Yacktman Focused Fund
Service Class
Based on Actual Fund Return	1.23%	$1,000	$1,056	$6.37
Hypothetical (5% return before expenses)	1.23%	$1,000	$1,019	$6.26
Institutional Class
Based on Actual Fund Return	1.05%	$1,000	$1,057	$5.44
Hypothetical (5% return before expenses)	1.05%	$1,000	$1,020	$5.35
AMG Yacktman Fund
Service Class
Based on Actual Fund Return	0.70%	$1,000	$1,063	$3.64
Hypothetical (5% return before expenses)	0.70%	$1,000	$1,022	$3.57

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

3

Portfolio Manager’s Comments

In 2014, both Funds were strong, with Yacktman Fund appreciating 11.3% and Yacktman Focused Fund Service Class appreciating 10.7%, compared to the S&P 500 which was up 13.7%. While the results lagged the S&P 500, we are happy to have achieved solid performance while keeping a strong focus on managing the level of risk in the Funds. Long-term results, which is how we judge our performance, continue to be strong in absolute terms compared to the S&P 500.

As our investors know, our goal is to achieve solid, risk-adjusted returns over a full market cycle. In the last few years, the U.S. stock market has rallied sharply, largely from multiple expansion; it seems some people are forgetting about cycles and becoming careless about risk. During these times, we continue to strongly focus on risk management.

Our largest positions continue to be in companies we think have enduring franchises in good times and bad, that sell at attractive valuations. We have also maintained excess cash because it is one of the best tools we have to manage risk when we are not finding enough attractive individual investment opportunities. Cash is not a market prediction. We deploy it when we find investments that meet our dual mandate of achieving sufficient return while managing risks regardless of the market level. In 2014, cash declined as a percentage of assets in both Funds.

Most of our time researching investments is focused on the micro, meaning the attributes of the individual businesses we own or look to invest in. However, we also consider macro issues because they can impact what happens to businesses, sometimes in a dramatic way. In 2014, several extreme macro events occurred. Commodity prices, especially oil, declined significantly and the U.S. Dollar was extremely strong versus most major currencies. Some currencies, like the Russian Ruble, collapsed.

Macro and micro issues have started to cause greater divergence in some of the stock sectors we look at, which is important for bottom-up investors like us. In the last few years, as the markets rallied and multiples expanded, stocks seemed to rise in tandem; however, in the last few months that has all changed. If this divergence continues, opportunities to build meaningful new positions might arise.

TOP CONTRIBUTORS INCLUDED PEPSICO, INC. PROCTOR & GAMBLE CO., MICROSOFT CORP. AND CISCO SYSTEMS, INC.

Both PepsiCo and Procter & Gamble were large positions in both Funds that contributed solidly to results. We like both companies, in part, because they sell consumable products that are part of daily life which are less subject to pressures from more difficult economic periods. Both companies have significant product diversity with strong market share in a wide variety of categories, such as Frito Lay snacks and performance drinks (PepsiCo), to diapers, laundry detergent and razor blades (Procter & Gamble).

In 2014, Procter & Gamble announced that it would focus on its largest, most competitively-advantaged businesses. We like the increased management discipline and think Procter & Gamble will emerge stronger and experience faster growth after the restructuring.

Microsoft and Cisco were also large contributors to results in 2014. Microsoft, whose shares were also up significantly in 2013, saw continued strength, especially after announcing the appointment of Satya Nadella as the new Chief Executive Officer early in the year. During the latter part of 2014, we reduced our position in Microsoft due to the strong multi-year run. Cisco’s shares rallied in 2014 on improved business execution.

TOP DETRACTORS IN THE FOURTH QUARTER INCLUDED AVON PRODUCTS, INC. EXXON MOBIL CORP., VIACOM, INC. AND AGGREKO PLC

All of the detractors above were smaller holdings that suffered from the macro issues mentioned earlier. Avon declined in part due to currency issues, Exxon Mobil from the steep drop in energy prices, and Aggreko, a combination of the two.

Avon is a small position for our Funds but was the largest detractor in the fourth quarter. The company is in the middle of a multi-year restructuring, and its challenges recently increased due to significant currency declines around the world, especially in Russia and Latin America. We continue to think Avon has a valuable franchise and the stock is undervalued at current levels. It reminds us of the position we had in HP a few years back when that stock was out of favor, much like Avon is today. During the quarter, Avon resolved a long-running Foreign Corrupt Practices Act investigation for practices in China from 2004-2008. This should reduce legal and administrative burdens going forward.

Exxon Mobil’s shares declined about 6% as energy stocks fell due to the drop in the price of oil. Our direct exposure to energy stocks is modest because it is much more difficult to predict the price of oil than the prices of laundry detergent or media content.

Viacom’s shares were weaker in 2014, due to concerns about the advertising markets and weak ratings at some of its cable networks. Management is working hard to address the ratings issues and the company continues to generate significant amounts of free cash flow. We think Viacom sells at an attractive valuation, and management has been an aggressive repurchaser of shares, buying back nearly one-third of the outstanding shares since the beginning of 2011.

Aggreko, a leader in temporary power solutions, faced challenges from both currency headwinds and the weakening energy sector. Aggreko’s customers in the oil and gas sector are clearly up against challenges in the near term. However, one benefit of lower oil prices is a reduction in the cost of fuel (the largest component of generator costs) which makes temporary power more attractive overall. We continue to like Aggreko’s strong market position and valuation.

4

Portfolio Manager’s Comments

(continued)

OTHER

21st Century Fox’s return on shares were solid during the year. We think Fox is exceptionally well-positioned with strong franchises in cable sports, news and entertainment, with significant exposure to overseas markets which should be much higher growth than the United States over the long-term. In the last few years, Fox has sacrificed near-term earnings growth by making significant investments in global business, sports and entertainment content. Over the next few years, as the investment level moderates and the new business ventures grow, we think Fox’s earnings should increase significantly. When coupled with attractive share repurchase, we think Fox could double its earnings per share in the next 3-4 years.

In 2014, we moved some of our Fox position from non-voting shares to the voting class. Historically, the voting shares traded at a premium, sometimes meaningful to the non-voting shares. We felt comfortable that it was not worth paying a premium to have the right to vote. Last year, due to a share de-listing in Australia and an active share repurchase that only buys non-voting shares, the voting shares began to sell at a discount, so we moved some of our position to the voting class.

Samsung Electronics Co. is a remarkable company in which we built a position during 2014. We purchased shares in the company’s preferred shares, which are like non-voting common shares in the United States. We purchased the preferred shares because they trade at a substantial discount to the common.

Samsung has the top market share in DRAM, flash, mobile phones, televisions, display and many other markets. We think the shares are inexpensive, based on just the value of the DRAM and flash businesses, as well as the net cash and investments which total more than $60 billion at years end.

Samsung has been successful by being willing to out-invest, out-wait and out-innovate its competitors. Over the next few years, the company will see if some large investments in the foundry market (making semiconductors for other companies), display and smart home pay off. We think that if any or all have success, the rewards could be huge. If they all fail, we still believe the core value of our investment is covered by other businesses plus the balance sheet. We like this kind of risk/reward, which is rare in the current investment environment.

CONCLUSION

We think the Funds are especially well-positioned in today’s environment, where volatility is increasing and stunning geopolitical events seem to dominate the news on a regular basis. We will continue to adhere to our discipline of evaluating businesses one-by-one with a focus on quality, consistency and, most of all, valuation. We will be diligent, patient and objective when managing your funds.

This commentary reflects the viewpoints of the Yacktman Asset Management LP as of 12/31/14 and is not intended as a forecast or guarantee of future results.

5

Portfolio Manager’s Comments

(continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG Yacktman Focused Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The chart compares a hypothetical $10,000 investment made in the AMG Yacktman Focused Fund’s Service Class on December 31, 2004, to a $10,000 investment made in the S&P 500 Index for the same time period. Performance for periods longer than one year is annualized. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Past performance is not indicative of future results. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG Yacktman Focused Fund and the S&P 500 Index for the same time periods ended December 31, 2014.

	One	Five	Ten	Since	Inception
Average Annual Total Returns[1]	Year	Years	Years	Inception	Date
AMG Yacktman Focused Fund [2,3,4,5,6,7,8]
Service Class	10.67%	13.30%	10.62%	9.98%	05/01/97
Institutional Class	10.88%	—	—	18.03%	07/24/12
S&P 500 Index [9]	13.69%	15.45%	7.67%	7.46%	05/01/97	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call (800) 835-3879 or visit our website at www.amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects the inception date of the Service Class of the Fund, not the index.
[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2014. All returns are in U.S. dollars ($).
[2]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]	The Fund is subject to the risks associated with investments in debt securities, such as default risk and fluctuations in the perception of the debtors’ ability to pay its creditors.
[4]	Changing interest rates may adversely affect the value of an investment. An increase in interest rates typically causes the value of bonds and other fixed income securities to fall.
[5]	Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets.
[6]	The Fund can invest in securities of different market capitalizations (small, mid and large capitalizations) and styles (growth vs. value), each of which will react differently to various market movements.
[7]	A greater percentage of the Fund’s holdings may be focused in a smaller number of securities which may place the Fund at greater risk than a more diversified fund.
[8]	The Fund inception dates and returns for all periods beginning prior to June 29, 2012 reflects performance of the predecessor Fund, The Yacktman Focused Fund, which was reorganized into the AMG Yacktman Focused Fund and was managed by Yacktman Asset Management with the same investment objectives and substantially similar investment policies.
[9]	The S&P 500 Index is capitalization-weighted index of 500 stocks. The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Unlike the Fund, the Index is unmanaged, is not available for investment, and does not incur expenses.

The S&P 500 Index is proprietary data of Standard & Poor’s, a division of McGraw-Hill Companies, Inc. All rights reserved.

Not FDIC insured, nor bank guaranteed. May lose value.

6

AMG Yacktman Focused Fund

Fund Snapshots (unaudited)

December 31, 2014

PORTFOLIO BREAKDOWN

	AMG Yacktman
	Focused	S&P 500®
Sector	Fund**	Index
Consumer Staples	33.3%	9.8%
Information Technology	20.6%	19.7%
Consumer Discretionary	10.4%	12.1%
Health Care	8.9%	14.2%
Energy	3.4%	8.4%
Financials	3.1%	16.7%
Industrials	2.1%	10.4%
Materials	0.6%	3.2%
Telecommunication Services	0.0%	2.3%
Utilities	0.0%	3.2%
Other Assets and Liabilities	17.6%	0.0%

**	As a percentage of net assets.

TOP TEN HOLDINGS

Security Name	% of Net Assets
The Procter & Gamble Co.*	9.6%
PepsiCo, Inc.*	8.7
The Coca-Cola Co.*	6.8
Oracle Corp.*	6.0
Cisco Systems, Inc.*	5.5
Sysco Corp.*	4.5
Samsung Electronics Co., Ltd.*	4.3
Twenty-First Century Fox, Inc., Class A*	4.2
Twenty-First Century Fox, Inc., Class B	4.2
Microsoft Corp.*	3.3

Top Ten as a Group	57.1%

*	Top Ten Holding as of June 30, 2014.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

7

AMG Yacktman Focused Fund

Fund Snapshots (unaudited)

For the six months ended December 31, 2014

NEW EQUITY POSITIONS

	Current
New Purchases	Shares Held
Anthem, Inc.	1,200,000	*
Unilever NV, ADR	1,350,000

Unilever is a global consumer goods/food company with strong exposure to emerging markets. The valuation is attractive and the shares lagged consumer staples peers during the year. We have owned shares in Unilever previously.

EQUITY PURCHASES & SALES

	Net Shares		Current
Purchases	Purchased		Shares Held
Anthem, Inc.	1,200,000	*	1,200,000	*
Avon Products, Inc.	2,000,000		12,377,372
Oracle Corp.	4,053,500		15,053,500
Samsung Electronics Co., Ltd.	52,017		513,017
The Procter & Gamble Co.	445,000		11,881,000
Twenty-First Century Fox, Inc., Class B	5,374,600		12,844,600
Unilever NV, ADR	1,350,000		1,350,000

	Net Shares		Current
Sales	Sold		Shares Held
Apollo Education Group, Inc.	1,300,000		—
Becton, Dickinson and Co.	450,000		—
CH Robinson Worldwide, Inc.	400,000		2,200,000
Cisco Systems, Inc.	2,881,000		22,055,000
Comcast Corp., Class A	2,300,000		—
ConocoPhillips	100,000		1,900,000
CR Bard, Inc.	686,000		1,614,000
eBay, Inc.	100,000		3,100,000
Exxon Mobil Corp.	100,000		2,700,000
Johnson & Johnson	200,000		3,100,000
Microsoft Corp.	4,017,000		7,983,000
Northern Trust Corp.	550,000		—
Oracle Corp.	205,000		15,053,500
PepsiCo, Inc.	3,278,000		10,337,000
Patterson Cos., Inc.	650,000		—
Resource America, Inc., Class A	197,000		—
Sigma-Aldrich Corp.	472,300		471,700
Stryker Corp.	1,113,000		2,717,000
Sysco Corp.	85,000		12,800,000
The Clorox Co.	1,200,000		1,050,000
The Coca-Cola Co.	1,934,000		18,066,000
The Procter & Gamble Co.	989,000		11,881,000
Twenty-First Century Fox, Inc., Class A	3,668,600		12,416,400
WellPoint, Inc.	1,400,000	*	—	*
Wells Fargo & Co.	1,400,000		—

*	Named changed from WellPoint, Inc. to Anthem, Inc.

8

AMG Yacktman Focused Fund

Schedule of Portfolio Investments

December 31, 2014

	Shares	Value
Common Stocks - 78.1%
Consumer Discretionary - 10.4%
Twenty-First Century Fox, Inc., Class A	12,416,400	$476,851,842
Twenty-First Century Fox, Inc., Class B	12,844,600	473,837,294
Viacom, Inc., Class B	3,000,000	225,750,000
Total Consumer Discretionary		1,176,439,136
Consumer Staples - 33.3%
Avon Products, Inc.	12,377,372	116,223,523
The Clorox Co.	1,050,000	109,420,500
The Coca-Cola Co.	18,066,000	762,746,520
Hengan International Group Co., Ltd.	5,562,300	57,993,711
PepsiCo, Inc.	10,337,000	977,466,720
The Procter & Gamble Co.	11,881,000	1,082,240,290
Sysco Corp.	12,800,000	508,032,000
Unilever NV, ADR	1,350,000	52,704,000
Wal-Mart Stores, Inc.	1,000,000	85,880,000
Total Consumer Staples		3,752,707,264
Energy - 3.4%
ConocoPhillips	1,900,000	131,214,000
Exxon Mobil Corp.	2,700,000	249,615,000
Total Energy		380,829,000
Financials - 3.1%
The Bank of New York Mellon Corp.	2,250,000	91,282,500
State Street Corp.	925,000	72,612,500
US Bancorp	4,000,000	179,800,000
Total Financials		343,695,000
Health Care - 8.9%
Anthem, Inc.	1,200,000	150,804,000
CR Bard, Inc.	1,614,000	268,924,680
Johnson & Johnson	3,100,000	324,167,000
Stryker Corp.	2,717,000	256,294,610
Total Health Care		1,000,190,290

	Shares	Value
Industrials - 2.1%
Aggreko PLC	3,177,132	$74,090,822
CH Robinson Worldwide, Inc.	2,200,000	164,758,000
Total Industrials		238,848,822
Information Technology - 16.3%
Cisco Systems, Inc.	22,055,000	613,459,825
eBay, Inc.*	3,100,000	173,972,000
Microsoft Corp.	7,983,000	370,810,350
Oracle Corp.	15,053,500	676,955,895
Total Information Technology		1,835,198,070
Materials - 0.6%
Sigma-Aldrich Corp.	471,700	64,750,259
Total Common Stocks (cost $6,059,437,610)		8,792,657,841
Preferred Stocks - 4.3%
Samsung Electronics Co., Ltd., 1.310% (Information Technology) (cost $494,909,969)	513,017	482,528,657
Other Investment Companies - 17.6%[1]
Dreyfus Cash Management Fund, Institutional Class Shares, 0.03%	540,414,909	540,414,909
Dreyfus Institutional Cash Advantage Fund, Institutional Class Shares, 0.06%	619,993,153	619,993,153
JPMorgan Liquid Assets Money Market Fund, Capital Shares, 0.07%	435,319,672	435,319,672
JPMorgan Prime Money Market Fund, Capital Shares, 0.06%	390,391,980	390,391,980
Total Other Investment Companies (cost $1,986,119,714)		1,986,119,714
Total Investments - 100.0% (cost $8,540,467,293)		11,261,306,212
Other Assets, less Liabilities - 0.0%		389,254
Net Assets - 100.0%		$11,261,695,466

The accompanying notes are an integral part of these financial statements.

9

AMG Yacktman Fund

Portfolio Manager’s Comments

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG Yacktman Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The chart compares a hypothetical $10,000 investment made in the AMG Yacktman Fund’s Service Class on December 31, 2004, to a $10,000 investment made in the S&P 500 Index for the same time period. Performance for periods longer than one year is annualized. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Past performance is not indicative of future results. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG Yacktman Fund and the S&P 500 Index for the same time periods ended December 31, 2014.

	One	Five	Ten
Average Annual Total Returns[1]	Year	Years	Years
AMG Yacktman Fund [2,3,4,5,6,7]
Service Class	11.33%	13.89%	10.32%
S&P 500 Index[8]	13.69%	15.45%	7.67%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call (800) 835-3879 or visit our website at www.amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2014. All returns are in U.S.
dollars ($).
[2]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]	The Fund is subject to the risks associated with investments in debt securities, such as default risk and fluctuations in the perception of the debtors’ ability to pay its creditors.
[4]	Changing interest rates may adversely affect the value of an investment. An increase in interest rates typically causes the value of bonds and other fixed income securities to fall.
[5]	Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets.
[6]	The Fund can invest in securities of different market capitalizations (small, mid and large capitalizations) and styles (growth vs. value), each of which will react differently to various market movements.
[7]	The Fund inception date and returns for all periods beginning prior to June 29, 2012 reflects performance of the predecessor Fund, The Yacktman Fund, which was recognized into the AMG Yacktman Fund and was managed by Yacktman Asset Management with the same investment objectives and substantially similar investment policies.
[8]	The S&P 500 Index is capitalization-weighted index of 500 stocks. The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Unlike the Fund, the Index is unmanaged, is not available for investment, and does not incur expenses.

The S&P 500 Index is proprietary data of Standard & Poor’s, a division of McGraw-Hill Companies, Inc. All rights reserved.

Not FDIC insured, nor bank guaranteed. May lose value.

10

AMG Yacktman Fund

Fund Snapshots (unaudited)

December 31, 2014

PORTFOLIO BREAKDOWN

	AMG Yacktman	S&P 500®
Sector	Fund**	Index
Consumer Staples	29.1%	9.8%
Information Technology	18.7%	19.7%
Consumer Discretionary	13.5%	12.1%
Health Care	9.5%	14.2%
Financials	5.8%	16.7%
Energy	3.5%	8.4%
Industrials	2.1%	10.4%
Materials	0.8%	3.2%
Telecommunication Services	0.0%	2.3%
Utilities	0.0%	3.2%
Other Assets and Liabilities	17.0%	0.0%

**	As a percentage of net assets.

TOP TEN HOLDINGS

Security Name	% of Net Assets
PepsiCo, Inc.*	8.1%
The Procter & Gamble Co.*	7.5
Oracle Corp.*	5.4
Twenty-First Century Fox, Inc., Class A*	5.4
Cisco Systems, Inc.*	5.1
The Coca-Cola Co.*	4.8
Sysco Corp.*	3.8
Microsoft Corp.*	3.3
Johnson & Johnson*	2.9
Viacom, Inc., Class B	2.5

Top Ten as a Group	48.8%

*	Top Ten Holding as of June 30, 2014.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

11

AMG Yacktman Fund

Fund Snapshots (unaudited)

For the six months ended December 31, 2014

NEW EQUITY POSITIONS

	Current
New Purchases	Shares Held
Anthem, Inc.	1,406,800	*
Unilever NV, ADR	1,400,000

Unilever is a global consumer goods/food company with strong exposure to emerging markets. The valuation is attractive and the shares lagged consumer staples peers during the year. We have owned shares in Unilever previously.

EQUITY PURCHASES & SALES

	Net Shares		Current
Purchases	Purchased		Shares Held
Anthem, Inc.	1,406,800	*	1,406,800	*
Avon Products, Inc.	2,000,000		14,338,500
Liberty Ventures	412,293	†	—	†
Oracle Corp.	5,169,000		17,000,000
The Procter & Gamble Co.	845,000		11,745,000
Twenty-First Century Fox, Inc., Class B	1,054,000		9,144,000
Unilever NV, ADR	1,400,000		1,400,000

	Net Shares		Current
Sales	Sold		Shares Held
Becton, Dickinson and Co.	660,000		—
CR Bard, Inc.	1,234,000		2,096,000
CH Robinson Worldwide, Inc.	150,000		2,750,000
Cisco Systems, Inc.	1,550,000		25,950,000
The Clorox Co.	910,000		1,455,000
The Coca-Cola Co.	700,000		16,300,000
Johnson & Johnson	150,000		3,900,000
Liberty Ventures	412,293	†	—
Microsoft Corp.	5,094,000		10,256,000
Oracle Corp.	169,000		17,000,000
PepsiCo, Inc.	840,000		12,160,000
Resource America, Inc., Class A	107,400		551,826
Sigma-Aldrich Corp.	250,000		846,000
Stryker Corp.	1,178,000		3,435,000
Twenty-First Century Fox, Inc., Class A	1,054,000		19,896,000
WellPoint, Inc.	1,406,800	*	—	*

*	Named changed from WellPoint, Inc. to Anthem, Inc.
†	Shares received as a result of spinoff from Liberty Interactive Corp.

12

AMG Yacktman Fund

Schedule of Portfolio Investments

December 31, 2014

	Shares	Value
Common Stocks - 81.5%
Consumer Discretionary - 13.5%
Apollo Education Group, Inc.*	1,875,000	$63,956,250
Comcast Corp., Class A2	4,700,000	270,555,500
Liberty Interactive Corp., Class A*	2,900,000	85,318,000
Staples, Inc.	2,000,000	36,240,000
Twenty-First Century Fox, Inc., Class A	19,896,000	764,105,880
Twenty-First Century Fox, Inc., Class B	9,144,000	337,322,160
Viacom, Inc., Class B	4,730,000	355,932,500
Total Consumer Discretionary		1,913,430,290
Consumer Staples - 29.1%
Avon Products, Inc.	14,338,500	134,638,515
The Clorox Co.	1,455,000	151,625,550
The Coca-Cola Co.	16,300,000	688,186,000
Colgate-Palmolive Co.	1,340,000	92,714,600
Hengan International Group Co., Ltd.	6,624,400	69,067,390
Lancaster Colony Corp.	460,000	43,074,400
PepsiCo, Inc.	12,160,000	1,149,849,600
The Procter & Gamble Co.	11,745,000	1,069,852,050
Sysco Corp.	13,481,700	535,088,673
Unilever NV, ADR	1,400,000	54,656,000
Wal-Mart Stores, Inc.	1,700,000	145,996,000
Total Consumer Staples		4,134,748,778
Energy - 3.5%
ConocoPhillips	2,750,000	189,915,000
Exxon Mobil Corp.	3,300,000	305,085,000
Total Energy		495,000,000
Financials - 5.8%
Bank of America Corp.	5,000,000	89,450,000
The Bank of New York Mellon Corp.	4,200,000	170,394,000
The Goldman Sachs Group, Inc.	350,000	67,840,500
Resource America, Inc., Class A	551,826	4,988,507
State Street Corp.	1,140,000	89,490,000
US Bancorp	6,500,000	292,175,000
Wells Fargo & Co.	2,100,000	115,122,000
Total Financials		829,460,007
Health Care - 9.5%
Anthem, Inc.	1,406,800	176,792,556
CR Bard, Inc.	2,096,000	349,235,520
Johnson & Johnson	3,900,000	407,823,000
Patterson Cos., Inc.	2,050,000	98,605,000

	Shares	Value
Stryker Corp.	3,435,000	$324,023,550
Total Health Care		1,356,479,626
Industrials - 2.1%
Aggreko PLC	3,728,228	86,942,399
CH Robinson Worldwide, Inc.	2,750,000	205,947,500
Total Industrials		292,889,899
Information Technology - 17.2%
Cisco Systems, Inc.	25,950,000	721,799,250
Corning, Inc.	3,550,000	81,401,500
eBay, Inc.*	3,670,000	205,960,400
Hewlett-Packard Co.	2,878,000	115,494,140
Intel Corp.	2,300,000	83,467,000
Microsoft Corp.	10,256,000	476,391,200
Oracle Corp.	17,000,000	764,490,000
Total Information Technology		2,449,003,490
Materials - 0.8%
Sigma-Aldrich Corp.	846,000	116,130,420
Total Common Stocks (cost $7,436,763,347)		11,587,142,510
Preferred Stocks - 1.5%
Samsung Electronics Co., Ltd., 1.310% (Information Technology) (cost $205,802,411)	221,551	208,384,335

	Principal
	Amount
Short-Term Investments - 17.0%
Repurchase Agreements - 0.1%[3]
Barclays Capital, dated 12/31/14, due 01/02/15, 0.050%, total to be received $385,085 (collateralized by various U.S. Government Agency Obligations, 1.500% - 2.125%, 08/31/18 - 06/30/21, totaling $392,786)	$385,084	385,084
Cantor Fitzgerald Securities, Inc., dated 12/31/14, due 01/02/15, 0.090%, total to be received $1,829,257 (collateralized by various U.S. Government Agency Obligations, 0.000% - 10.500%, 01/01/15 - 11/20/64, totaling $1,865,833)	1,829,248	1,829,248
Daiwa Capital Markets America, dated 12/31/14, due 01/02/15, 0.120%, total to be received $1,829,260 (collateralized by various U.S. Government Agency Obligations, 0.000% - 6.500%, 06/01/17 - 03/01/48, totaling $1,865,833)	1,829,248	1,829,248

The accompanying notes are an integral part of these financial statements.

13

AMG Yacktman Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Repurchase Agreements - 0.1% (continued)[3]
Nomura Securities USA, Inc., dated 12/31/14, due 01/02/15, 0.080%, total to be received $1,829,256 (collateralized by various U.S. Government Agency Obligations, 0.000% - 8.875%, 1/7/15 - 11/20/64, totaling $1,865,833)	$1,829,248	$1,829,248
State of Wisconsin Investment Board, dated 12/31/14, due 01/02/15, 0.150%, total to be received $1,829,263 (collateralized by various U.S. Government Agency Obligations, 0.125% - 2.500%, 04/15/16 - 02/15/42, totaling $1,866,016)	1,829,248	1,829,248
Total Repurchase Agreements		7,702,076

	Shares	Value
Other Investment Companies - 16.9%[1]
Dreyfus Cash Management Fund, Institutional Class Shares, 0.03%	650,503,622	$650,503,622
Dreyfus Institutional Cash Advantage Fund, Institutional Class Shares, 0.06%	466,570,463	466,570,463
JPMorgan Liquid Assets Money Market Fund, Capital Shares, 0.07%	590,579,490	590,579,490
JPMorgan Prime Money Market Fund, Capital Shares, 0.06%	700,531,895	700,531,895
Total Other Investment Companies		2,408,185,470
Total Short-Term Investments (cost $2,415,887,546)		2,415,887,546
Total Investments - 100.0% (cost $10,058,453,304)		14,211,414,391
Other Assets, less Liabilities - 0.0%		5,603,044
Net Assets - 100.0%		$14,217,017,435

The accompanying notes are an integral part of these financial statements.

14

Notes to Schedules of Portfolio Investments

The following footnotes and abbreviations should be read in conjunction with each of the Schedules of Portfolio Investments previously presented in this report.

At December 31, 2014, the approximate cost of investments for federal income tax purposes and the aggregate gross unrealized appreciation and/or depreciation based on tax cost were as follows:

Fund	Cost	Appreciation	Depreciation	Net
AMG Yacktman Focused Fund	$8,541,441,156	$2,836,149,337	$(116,284,281)	$2,719,865,056
AMG Yacktman Fund	10,061,454,580	4,275,543,432	(125,583,621)	4,149,959,811

*	Non-income producing security.
[1]	Yield shown represents the December 31, 2014, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.
[2]	Some or all of this security was out on loan to various brokers as of December 31, 2014, amounting to:

Fund	Market Value	% of Net Assets
AMG Yacktman Fund	$7,403,953	0.05%

[3]	Collateral received from brokers for securities lending was invested in these short-term investments.

The following table summarizes the inputs used to value the Funds’ net assets by the fair value hierarchy levels as of December 31, 2014: (See Note 1(a) in the Notes to the Financial Statements.)

	Quoted Prices in Active		Significant
	Markets for Identical	Significant Other	Unobservable
	Investments	Observable Inputs	Inputs
	Level 1	Level 2	Level 3	Total
AMG Yacktman Focused Fund
Investments in Securities
Common Stocks
Consumer Staples	$3,694,713,553	$57,993,711	—	$3,752,707,264
Information Technology	1,835,198,070	—	—	1,835,198,070
Consumer Discretionary	1,176,439,136	—	—	1,176,439,136
Health Care	1,000,190,290	—	—	1,000,190,290
Energy	380,829,000	—	—	380,829,000
Financials	343,695,000	—	—	343,695,000
Industrials	164,758,000	74,090,822	—	238,848,822
Materials	64,750,259	—	—	64,750,259
Preferred Stocks†	—	482,528,657	—	482,528,657
Other Investment Companies	1,986,119,714	—	—	1,986,119,714

Total Investments in Securities	$10,646,693,022	$614,613,190	—	$11,261,306,212

The accompanying notes are an integral part of these financial statements.

15

Notes to Schedules of Portfolio Investments (continued)

	Quoted Prices in Active		Significant
	Markets for Identical	Significant Other	Unobservable
	Investments	Observable Inputs	Inputs
	Level 1	Level 2	Level 3	Total
AMG Yacktman Fund
Investments in Securities
Common Stocks
Consumer Staples	$4,065,681,388	$69,067,390	—	$4,134,748,778
Information Technology	2,449,003,490	—	—	2,449,003,490
Consumer Discretionary	1,913,430,290	—	—	1,913,430,290
Health Care	1,356,479,626	—	—	1,356,479,626
Financials	829,460,007	—	—	829,460,007
Energy	495,000,000	—	—	495,000,000
Industrials	205,947,500	86,942,399	—	292,889,899
Materials	116,130,420	—	—	116,130,420
Preferred Stocks†	—	208,384,335	—	208,384,335
Short-Term Investments
Repurchase Agreements	—	7,702,076	—	7,702,076
Other Investment Companies	2,408,185,470	—	—	2,408,185,470

Total Investments in Securities	$13,839,318,191	$372,096,200	—	$14,211,414,391

†	All preferred stocks held in the Fund are level 2 securities. For detailed breakout of the preferred stocks by major industry classification, please refer to the Schedule of Portfolio Investments.

As of December 31, 2014, the Funds had no transfers between levels from the beginning of the reporting period.

INVESTMENT DEFINITIONS AND ABBREVIATIONS:

ADR: ADR after the name of a holding stands for American Depository Receipt, representing ownership of foreign securities on deposit with a domestic custodian bank. The value of the ADR securities is determined or significantly influenced by trading on exchanges not located in the United States or Canada. Sponsored ADRs are initiated by the underlying foreign company.

The accompanying notes are an integral part of these financial statements.

16

Statement of Assets and Liabilities

December 31, 2014

	AMG Yacktman	AMG Yacktman
	Focused Fund	Fund
Assets:
Investments at value* (including securities on loan valued at $0 and $7,403,953, respectively)	$11,261,306,212	$14,211,414,391
Receivable for investments sold	38,672,869	116,888
Receivable for Fund shares sold	16,944,244	27,460,206
Dividends, interest and other receivables	14,757,258	18,349,135
Prepaid expenses	14,487	44,581
Receivable from affiliate	38,005	65,789
Total assets	11,331,733,075	14,257,450,990
Liabilities:
Payable for investments purchased	37,210,526	98,988
Payable for Fund shares repurchased	20,076,295	23,340,902
Payable upon return of securities loaned	—	7,702,076
Accrued expenses:
Investment advisory and management fees	9,671,534	6,746,451
Shareholder servicing fees - Service Class	1,519,104	701,416
Administrative fees	196,828	246,406
Trustees fees and expenses	124,015	144,035
Professional fees	80,105	107,660
Other	1,159,202	1,345,621
Total liabilities	70,037,609	40,433,555
Net Assets	$11,261,695,466	$14,217,017,435
Net Assets Represent:
Paid-in capital	$8,329,508,191	$9,937,396,660
Accumulated net realized gain from investments	211,349,642	126,660,642
Net unrealized appreciation of investments and foreign currency translation	2,720,837,633	4,152,960,133
Net Assets	$11,261,695,466	$14,217,017,435
Service Class:
Net Assets	$7,847,093,190	$14,217,017,435
Shares outstanding	303,187,337	565,887,831
Net asset value, offering and redemption price per share	$25.88	$25.12
Institutional Class:
Net Assets	$3,414,602,276	n/a
Shares outstanding	131,920,433	n/a
Net asset value, offering and redemption price per share	$25.88	n/a
* Investments at cost	$8,540,467,293	$10,058,453,304

The accompanying notes are an integral part of these financial statements.

17

Statement of Operations

For the year ended December 31, 2014

	AMG Yacktman	AMG Yacktman
	Focused Fund	Fund
Investment Income:
Dividend income	$215,280,494	$248,546,521
Securities lending income	6,772	14,963
Interest income	4,609	613
Foreign withholding tax	(85,972)	(67,283)
Total investment income	215,205,903	248,494,814
Expenses:
Investment advisory and management fees	115,079,547	77,153,084
Shareholder servicing fees - Service Class	14,172,786	14,645,482
Administrative fees	2,341,591	2,818,294
Custodian	944,960	1,065,205
Reports to shareholders	868,972	801,521
Transfer agent	592,888	798,836
Trustees fees and expenses	507,458	595,959
Professional fees	459,648	567,151
Registration fees	375,450	336,343
Miscellaneous	387,877	440,468
Total expenses before offsets	135,731,177	99,222,343
Fee waivers	(638,241)	(826,522)
Expense reimbursements	(42,036)	—
Net expenses	135,050,900	98,395,821
Net investment income	80,155,003	150,098,993
Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	950,327,106	608,135,759
Net realized loss on foreign currency transactions	(1,352,457)	(725,048)
Net change in unrealized appreciation (depreciation) of investments	140,653,572	738,839,228
Net change in unrealized appreciation (depreciation) on foreign currency translations	(1,016)	(613)
Net realized and unrealized gain	1,089,627,205	1,346,249,326
Net increase in net assets resulting from operations	$1,169,782,208	$1,496,348,319

The accompanying notes are an integral part of these financial statements.

18

Statements of Changes in Net Assets

For the years ended December 31,

	AMG Yacktman		AMG Yacktman
	Focused Fund		Fund
	2014	2013	2014	2013
Increase (Decrease) in Net Assets From Operations:
Net investment income	$80,155,003	$65,677,542	$150,098,993	$121,100,029
Net realized gain on investments and foreign currency transactions	948,974,649	447,865,769	607,410,711	389,619,247
Net change in unrealized appreciation (depreciation) of investments and foreign currency translations	140,652,556	1,698,944,938	738,838,615	2,139,348,793
Net increase in net assets resulting from operations	1,169,782,208	2,212,488,249	1,496,348,319	2,650,068,069
Distributions to Shareholders:
From net investment income:
Service Class	(50,178,998)	(46,190,910)	(145,498,654)	(120,374,193)
Institutional Class	(28,198,472)	(22,207,781)	—	—
From net realized gain on investments:
Service Class	(512,802,995)	(256,163,300)	(456,523,228)	(381,679,774)
Institutional Class	(224,675,213)	(97,355,070)	—	—
Total distributions to shareholders	(815,855,678)	(421,917,061)	(602,021,882)	(502,053,967)
Capital Share Transactions:
Service Class:
Proceeds from sale of shares	1,121,706,931 [1]	3,369,425,050 [2]	2,037,800,943 [1]	4,678,572,186 [2]
Reinvestment of dividends and distributions	549,986,566	294,730,635	542,945,270	452,100,895
Cost of shares repurchased	(2,718,143,646)	(3,106,343,896)	(3,189,501,211)	(2,018,224,152)
Net increase from Service Class share transactions	(1,046,450,149)	557,811,789	(608,754,998)	3,112,448,929
Institutional Class:
Proceeds from sale of shares	733,138,854	2,497,940,511	—	—
Reinvestment of dividends and distributions	180,148,985	83,949,796	—	—
Cost of shares repurchased	(890,290,974)	(314,542,031)	—	—
Net increase from Institutional Class share transactions	22,996,865	2,267,348,276	—	—
Total increase (decrease) from capital share transactions	(1,023,453,284)	2,825,160,065	(608,754,998)	3,112,448,929
Total increase (decrease) in net assets	(669,526,754)	4,615,731,253	285,571,439	5,260,463,031
Net Assets:
Beginning of year	11,931,222,220	7,315,490,967	13,931,445,996	8,670,982,965
End of year	$11,261,695,466	$11,931,222,220	$14,217,017,435	$13,931,445,996
End of year undistributed net investment income (Distributions in excess of net investment income)	—	$(1,870)	—	$995,439

Share Transactions:
Service Class:
Sale of shares	43,745,093	141,931,291	84,370,480	209,591,176
Reinvested shares from dividends and distributions	20,943,895	11,779,798	21,308,685	19,295,805
Shares repurchased	(104,689,331)	(132,260,791)	(131,487,623)	(90,731,553)
Net increase (decrease) in Service Class shares	(40,000,343)	21,450,298	(25,808,458)	138,155,428
Institutional Class:
Sale of shares	28,333,706	106,050,904	—	—
Reinvested shares from dividends and distributions	6,860,205	3,353,967	—	—
Shares repurchased	(34,518,463)	(12,865,953)	—	—
Net increase in Institutional Class shares	675,448	96,538,918	—	—

[1]	Includes a contribution of capital by the Subadvisor. (See Note 2 in the Notes to the Financial Statements.)
[2]	Includes a contribution of capital by the Investment Manager. (See Note 2 in the Notes to the Financial Statements.)

The accompanying notes are an integral part of these financial statements.

19

AMG Yacktman Focused Fund

Financial Highlights

For a share outstanding throughout each period

	For the years ended December 31,
Service Class	2014	2013	2012†	2011††	2010††
Net Asset Value, Beginning of Year	$25.15	$20.52	$18.78	$17.68	$16.13
Income from Investment Operations:
Net investment income	0.17 [1]	0.15 [1]	0.18 [1]	0.12	0.10
Net realized and unrealized gain on investments	2.54 [1]	5.39 [1]	1.79 [1]	1.19	1.81
Total from investment operations	2.71	5.54	1.97	1.31	1.91
Distributions to Shareholders from:
Net investment income	(0.18)	(0.14)	(0.16)	(0.12)	(0.10)
Net realized gain on investments	(1.80)	(0.77)	(0.07)	(0.09)	(0.26)
Total distributions to shareholders	(1.98)	(0.91)	(0.23)	(0.21)	(0.36)
Net Asset Value, End of Year	$25.88	$25.15	$20.52	$18.78	$17.68
Total Return[2]	10.67%	27.01%	10.57%	7.41%	11.84%
Ratio of net expenses to average net assets (with offsets/reductions)	1.22%	1.25%[4]	1.25%[5]	1.25%	1.25%
Ratio of expenses to average net assets (with offsets)	1.22%	1.25%[4]	1.25%[5]	1.25%	1.25%
Ratio of total expenses to average net assets (without offsets/reductions)[3]	1.23%	1.26%[4]	1.26%[5]	1.25%	1.27%
Ratio of net investment income to average net assets[2]	0.65%	0.62%[4]	0.90%[5]	0.89%	0.93%
Portfolio turnover	16%	17%	3%	2%	6%
Net assets at end of year (000’s omitted)	$7,847,093	$8,630,019	$6,603,059	$4,443,199	$1,999,593

	For the years ended December 31,		For the period ended
Institutional Class	2014	2013	December 31, 2012*
Net Asset Value, Beginning of Period	$25.15	$20.52	$19.46
Income from Investment Operations:
Net investment income[1]	0.21	0.19	0.08
Net realized and unrealized gain on investments[1]	2.56	5.39	1.13
Total from investment operations	2.77	5.58	1.21
Distributions to Shareholders from:
Net investment income	(0.23)	(0.18)	(0.11)
Net realized gain on investments	(1.81)	(0.77)	(0.04)
Total distributions to shareholders	(2.04)	(0.95)	(0.15)
Net Asset Value, End of Period	$25.88	$25.15	$20.52
Total Return[2]	10.88%	27.19%	6.22%[8]
Ratio of net expenses to average net assets (with offsets/reductions)	1.05%	1.08%[4]	1.08%[5,9]
Ratio of expenses to average net assets (with offsets)	1.05%	1.08%[4]	1.08%[5,9]
Ratio of total expenses to average net assets (without offsets/reductions)[3]	1.06%	1.09%[4]	1.08%[5,9]
Ratio of net investment income to average net assets[2]	0.82%	0.78%[4]	0.91%[5,9]
Portfolio turnover	16%	17%	3%
Net assets at end of period (000’s omitted)	$3,414,602	$3,301,204	$712,316

20

AMG Yacktman Fund

Financial Highlights

For a share outstanding throughout each year

	For the years ended December 31,
Service Class	2014	2013	2012†	2011††	2010††
Net Asset Value, Beginning of Year	$23.54	$19.12	$17.51	$16.54	$15.22
Income from Investment Operations:
Net investment income	0.26 [1]	0.23 [1]	0.26 [1]	0.18	0.15
Net realized and unrealized gain on investments	2.43 [1]	5.07 [1]	1.73 [1]	1.02	1.77
Total from investment operations	2.69	5.30	1.99	1.20	1.92
Distributions to Shareholders from:
Net investment income	(0.27)	(0.21)	(0.25)	(0.18)	(0.15)
Net realized gain on investments	(0.84)	(0.67)	(0.13)	(0.05)	(0.45)
Total distributions to shareholders	(1.11)	(0.88)	(0.38)	(0.23)	(0.60)
Net Asset Value, End of Year	$25.12	$23.54	$19.12	$17.51	$16.54
Total Return[2]	11.33%	27.74%	11.47%	7.30%	12.64%
Ratio of net expenses to average net assets (with offsets/reductions)	0.71%	0.74%[6]	0.76%[7]	0.80%	0.85%
Ratio of expenses to average net assets (with offsets)	0.71%	0.74%[6]	0.76%[7]	0.80%	0.85%
Ratio of total expenses to average net assets (without offsets/reductions)[3]	0.71%	0.75%[6]	0.76%[7]	0.80%	0.85%
Ratio of net investment income to average net assets[2]	1.08%	1.05%[6]	1.41%[7]	1.28%	1.30%
Portfolio turnover	9%	17%	7%	3%	10%
Net assets at end of year (000’s omitted)	$14,217,017	$13,931,446	$8,670,983	$6,293,083	$3,416,492

Notes to Financial Highlights

†	At the start of business June 29, 2012, the AMG Yacktman Focused Fund and AMG Yacktman Fund were re-organized into respective series of the AMG Funds (formerly Managers AMG Funds).
††	Audited by previous independent registered public accounting firm.
*	Commenced operations on July 24, 2012.
[1]	Per share numbers have been calculated using average shares.
[2]	Total returns and net investment income would have been lower had certain expenses not been offset.
[3]	Excludes the impact of expense reimbursement and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes and extraordinary expenses.
[4]	Includes non-routine extraordinary expenses amounting to 0.020% and 0.017% of average net assets for the Service Class and Institutional Class, respectively.
[5]	Includes non-routine extraordinary expenses amounting to 0.004% and 0.006% of average net assets for the Service Class and Institutional Class, respectively.
[6]	Includes non-routine extraordinary expenses amounting to 0.019% of average net assets.
[7]	Includes non-routine extraordinary expenses amounting to 0.005% of average net assets.
[8]	Not annualized.
[9]	Annualized.

21

Notes to Financial Statements

December 31, 2014

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

AMG Funds (formerly Managers AMG Funds) (the “Trust”), is an open-end management investment company, organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust consists of a number of different funds, each having distinct investment management objectives, strategies, risks, and policies. Included in this report are AMG Yacktman Focused Fund (formerly Yacktman Focused Fund) (“Yacktman Focused”) and AMG Yacktman Fund (formerly Yacktman Fund) (“Yacktman Fund”), each a “Fund” and collectively the “Funds.” The Funds will deduct a 2.00% redemption fee from the proceeds of any redemption (including a redemption by exchange) of shares if the redemption occurs within 60 days of the purchase of those shares. For the year ended December 31, 2014, Yacktman Focused and Yacktman Fund had redemption fees amounting to $445,524 and $348,880, respectively.

Each Fund has established three classes of shares: Service Class, Investor Class and Institutional Class. Currently, Yacktman Focused offers Service Class shares and Institutional Class shares, Yacktman Fund offers only Service Class shares. Each class represents an interest in the same assets of the Fund. Although all share classes generally have identical voting rights, each share class votes separately when required by law. Different share classes may pay different distribution amounts to the extent the net asset value per share and/or the expenses of such share classes differ. Each share class has its own expense structure. Please refer to a current prospectus for additional information on each share class.

Yacktman Focused is non-diversified. A greater percentage of the Fund’s holdings may be focused in a smaller number of securities which may place the Fund at greater risk than a more diversified fund.

Effective December 31, 2013, Yacktman Focused and Yacktman Fund were closed to new investors. Please refer to a current prospectus for additional information.

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

a. VALUATION OF INVESTMENTS

Equity securities traded on a domestic or international securities exchange are valued at the last quoted sale price, or, lacking any sales, at the last quoted bid price. Equity securities primarily traded on an international securities exchange and equity securities traded on NASDAQ or in a U.S. or non-U.S. over-the-counter market are valued at the market’s official closing price, or, if there are no trades on the applicable date, at the last quoted bid price. In addition, if the applicable market does not offer an official closing price or if the official closing price is not representative of the overall market, equity securities primarily traded on an international securities exchange and equity securities traded in a

non-U.S. over-the-counter market are valued at the last quoted sales price. The Funds’ investments are generally valued based on independent market quotations or prices or, if none, “evaluative” or other market based valuations provided by third-party pricing services approved by the Board of Trustees of the Funds (the “Board”).

Short-term debt obligations (debt obligations with maturities of one year or less at the time of issuance) that have 60 days or less remaining until maturity will be valued at amortized cost. Investments in other open-end regulated investment companies are valued at their end of day net asset value per share.

Under certain circumstances, the value of certain Fund investments (including derivatives) may be based on an evaluation of fair value, pursuant to procedures established by and under the general supervision of the Board. The Pricing Committee is the committee formed by the Board to make fair value determinations for such investments. Each fund may use the fair value of a portfolio investment to calculate its net asset value (“NAV”) in the event that the market quotation, price or market based valuation for the portfolio investment is not deemed to be readily available or otherwise not determinable pursuant to the Board’s valuation procedures, if AMG Funds LLC (formerly Managers Investment Group LLC) (the “Investment Manager”) believes the quotation, price or market based valuation to be unreliable, or in certain other circumstances. When determining the fair value of an investment, the Pricing Committee seeks to determine the price that the Fund might reasonably expect to receive from a current sale of that investment in an arms-length transaction. Fair value determinations shall be based upon consideration of all available facts and information, including, but not limited to (i) attributes specific to the investment; (ii) fundamental analytical data and press releases relating to the investment and its issuer; and (iii) the value of other comparable securities or relevant financial instruments, including derivative securities, traded on other markets or among dealers.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized in the future, since such amounts depend on future developments inherent in long-term investments. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. The Board will be presented with a quarterly report showing as of the most recent quarter end, all securities fair valued by the Pricing Committee, including a comparison with the prior quarter end and the percentage of the Fund that the security represents at each quarter end.

Portfolio investments that trade on foreign markets are priced based upon the market quotation of such securities as of the close of their respective principal markets. Under certain circumstances, on behalf of a fund that invests in international securities, the Investment Manager or applicable subadvisor may recommend an adjustment of such prices based on its determination of the impact of events occurring subsequent to the close of such markets but prior to the time as of which each Fund calculates its NAV. The Board has also adopted a policy that securities held in a fund that invests in international securities and certain foreign debt obligations held by a fund, in each case, that can be fair valued by the applicable fair value pricing service are fair valued on each business day without regard to a “trigger” (e.g., without regard to invoking fair

22

Notes to Financial Statements (continued)

value based upon a change in a U.S. equity securities index exceeding a predetermined level). The Funds may invest in securities that may be thinly traded. The Board has adopted procedures to adjust prices of securities that are judged to be stale so that they reflect fair value. An investment valued on the basis of its fair value may be valued at a price higher or lower than available market quotations.

U.S. GAAP defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds. Unobservable inputs reflect the Funds’ own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities with observable inputs)

Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)

Changes in inputs or methodologies used for valuing investments may result in a transfer in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments may not necessarily be an indication of the risk associated with investing in those investments.

b. SECURITY TRANSACTIONS

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c. INVESTMENTS INCOME AND EXPENSES

Dividend income is recorded on the ex-dividend date. Dividend and interest income on foreign securities is recorded gross of any withholding tax. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a Fund are apportioned among the Funds in the Trust and in some cases other affiliated funds based upon their relative average net assets or number of shareholders. Investment income, realized and unrealized capital gains and losses, the common expenses of each Fund, and certain Fund level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of each Fund.

The Funds have a “balance credit” arrangement with The Bank of New York Mellon (“BNYM”), the Funds’ custodian, whereby each Fund is credited with an interest factor equal to 0.75% below the effective 90-day T-Bill rate for account balances left uninvested overnight. If the T-Bill rate falls below 0.75%, no credits will be earned. These credits serve to reduce custody expenses that would otherwise be charged to each Fund. For the year ended December 31, 2014, the custodian expense was not reduced.

Overdrafts fees are computed at 1% above the effective Federal Funds rate on the day of the overdraft. For the year ended December 31, 2014, overdraft fees for Yacktman Focused and Yacktman Fund equaled $258 and $302, respectively.

d. DIVIDENDS AND DISTRIBUTIONS

Fund distributions resulting from either net investment income or realized net capital gains, if any, will normally be declared and paid at least annually in December, as described in the Funds’ prospectus. Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with federal income tax regulations, which may differ from net investment income and net realized capital gains for financial statement purposes (U.S. GAAP). Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense and gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are due to differing treatments for losses deferred due to excise tax regulations, tax equalization and wash sales. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital.

23

Notes to Financial Statements (continued)

The tax character of distributions paid during the years ended December 31, 2014 and December 31, 2013 were as follows:

	Yacktman Focused		Yacktman Fund
	2014	2013	2014	2013
Distributions paid from:
Ordinary income	$71,994,063	$68,398,691	$142,368,723	$120,374,193
Short-term capital gains	73,928,807	78,606,711	8,829,669	70,947,803
Long-term capital gains	669,932,808	274,911,659	450,823,490	$310,731,971

Totals	$815,855,678	$421,917,061	$602,021,882	$502,053,967

As of December 31, 2014, the components of distributable earnings (excluding unrealized appreciation/ depreciation) on a tax basis consisted of:

	Yacktman Focused	Yacktman Fund
Capital loss carryforward	—	—
Undistributed ordinary income	—	—
Undistributed short-term capital gains	$19,203,041	—
Undistributed long-term capital gains	193,120,464	$129,661,918
Post-October loss deferral	—	—

e. FEDERAL TAXES

Each Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for federal income or excise tax is included in the accompanying financial statements.

Additionally, based on each Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, each Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Management has analyzed the Funds’ tax positions taken on federal income tax returns as of December 31, 2014 and for all open tax years (generally, the three prior taxable years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. Additionally, the Funds are not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Net capital losses incurred in taxable years beginning after the enactment of the Regulated Investment Company Modernization Act of 2010, may be carried forward for an unlimited time period. Such losses will be required to be utilized prior to any loss carryovers incurred in pre-enactment taxable years, which generally expire eight years following the close of the taxable year in which they were incurred. As a result of this ordering rule, pre-enactment capital loss carryovers may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward retain their tax character as either short-term or long-term capital losses, unlike pre-enactment losses which are considered all short-term.

f. CAPITAL LOSS CARRYOVERS AND DEFERRALS

As of December 31, 2014, the Funds had no accumulated net realized capital loss carryovers from securities transactions for federal income tax purposes. Should the Funds incur net capital losses for the year ended December 31, 2015, such amounts may be used to offset future realized capital gains for an unlimited time period.

g. CAPITAL STOCK

The Trust’s Declaration of Trust authorizes for each Fund the issuance of an unlimited number of shares of beneficial interest, without par value. Each Fund records sales and repurchases of its capital stock on the trade date. The cost of securities contributed to the Funds in connection with the issuance of shares is based on the valuation of those securities in accordance with the Funds’ policy on investment valuation.

At December 31, 2014, certain unaffiliated shareholders of record, specifically omnibus accounts, individually or collectively held greater than 10% of the net assets of the Funds as follows: Yacktman Focused - two collectively own 50%; Yacktman Fund - three collectively own 53%. Transactions by these shareholders may have a material impact on their respective Fund.

h. REPURCHASE AGREEMENTS

The Funds may enter into repurchase agreements provided that the value of the underlying collateral, including accrued interest, will equal or exceed the value of the repurchase agreement during the term of the agreement. The underlying collateral for all repurchase agreements is held in safekeeping by the Fund’s custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. At December 31, 2014, the market value of repurchase agreements outstanding for Yacktman Fund was $7,702,076.

24

Notes to Financial Statements (continued)

i. FOREIGN CURRENCY TRANSLATION

The books and records of the Funds are maintained in U.S. dollars. The value of investments, assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon current foreign exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the respective dates of such transactions. Net realized and unrealized gain (loss) on foreign currency transactions represent: (1) foreign exchange gains and losses from the sale and holdings of foreign currencies; (2) gains and losses between trade date and settlement date on investment securities transactions; and (3) gains and losses from the difference between amounts of interest and dividends recorded and the amounts actually received.

The Funds do not isolate the net realized and unrealized gain or loss resulting from changes in exchange rates from the fluctuations in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

j. FOREIGN SECURITIES

The Funds invest in securities of foreign entities and in instruments denominated in foreign currencies which involve risks not typically associated with investments in domestic securities. Non-domestic securities carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, at rates ranging from approximately 10% to 15%. The Funds would pay such foreign taxes at the appropriate rate for each jurisdiction.

2. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

For each of the Funds, the Trust has entered into an investment advisory agreement under which the Investment Manager, a subsidiary and the U.S. retail distribution arm of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Funds and is responsible for the Funds’ overall administration and operations. The Investment Manager selects subadvisors for the Funds (subject to Board approval) and monitors each subadvisor’s investment performance, security holdings and investment strategies. Each Fund’s investment portfolio is managed by Yacktman Asset Management LP (“Yacktman”), who serves pursuant to a subadvisory agreement with the Investment Manager. AMG indirectly owns a majority interest in Yacktman.

Investment management fees are paid directly by the Funds to the Investment Manager based on average daily net assets. For the year ended December 31, 2014, the Funds’ investment management fees were paid at the following annual rate of each Fund’s respective average daily net assets:

Yacktman Focused	1.00%
Yacktman Fund
on first $500 million	0.65%
on next $500 million	0.60%
on balance over $1 billion	0.55%

The Investment Manager has contractually agreed, through at least May 1, 2015, to waive management fees (but not below zero) and/or reimburse Fund expenses in order to limit total annual fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses) to 1.25% of the Yacktman Focused Fund Service Class’s average daily net assets and 2.00% of the Yacktman Fund’s average daily net assets subject to later reimbursement by the Funds in certain circumstances. The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement of the Investment Manager and the AMG Funds’ Board of Trustees, or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.

Each Fund is obligated to repay the Investment Manager such amounts waived, paid, or reimbursed in future years provided that the repayment occurs within thirty-six (36) months after the waiver or reimbursement and that such repayment would not cause the Fund’s total annual operating expenses after fee waiver and expense reimbursements in any such future year to exceed that Fund’s respective expense contractual expense limitation amount. As of December 31,2014, Yacktman Fund had no reimbursement available for repayment.

For the year ended December 31, 2014, Yacktman voluntarily reimbursed $42,036 in expenses for Yacktman Focused. Such reimbursement was not pursuant to the contractual expense limitation agreement and therefore is not subject to repayment by Yacktman Focused.

The Investment Manager has agreed to waive a portion of its management fee in consideration of shareholder servicing fees that it has received from JPMorgan Distribution Services, Inc., with respect to short-term cash investments the Funds may have made in JPMorgan Liquid Assets Money Market Fund, Capital Shares. For the year ended December 31, 2014, the management fee for Yacktman Focused and Yacktman Fund was reduced by $638,241 and $826,522, respectively.

Each Fund has entered into an Administration and Shareholder Servicing Agreement under which the Investment Manager serves as each Fund’s administrator (the “Administrator”) and is responsible for all aspects of managing the Funds’ operations, including administration and shareholder services to each Fund, its shareholders, and certain institutions, such as bank trust departments, broker-dealers and registered investment advisers, that advise or act as an intermediary with the Funds’ shareholders. For its services, the Administrator is paid a fee at a rate of 0.03% of average net assets of each Fund for the first $300 million of assets under management, 0.025% for the next $200 million and 0.02% on amounts in excess of $500 million per annum.

The aggregate annual retainer paid to each Independent Trustee of the Board is $130,000, plus $7,000 or $2,500 for each regular or special meeting attended, respectively. The Independent Chairman of the Trusts receives an additional payment of $35,000 per year. The Chairman of the Audit Committee

25

Notes to Financial Statements (continued)

receives an additional payment of $15,000 per year. The Trustees’ fees and expenses are allocated among all of the Funds in the Trusts for which the Investment Manager serves as the advisor based on the relative net assets of such Funds. The “Trustees fees and expenses” shown in the financial statements represents each Fund’s allocated portion of the total fees and expenses paid by the AMG Funds family of mutual funds (“AMG Funds family”).

Prior to January 1, 2014, the aggregate annual retainer paid to each Independent Trustee of the Board was $105,000, plus $6,000 or $2,500 for each regular or special meeting attended, respectively. The Independent Chairman of the Trusts formerly received an additional payment of $25,000 per year. The Chairman of the Audit Committee formerly received an additional payment of $10,000 per year.

The Funds are distributed by AMG Distributors, Inc. (formerly Managers Distributors, Inc.) (the “Distributor”), a wholly-owned subsidiary of the Investment Manager. The Distributor serves as the distributor and underwriter for each Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of each Fund will be continuously offered and will be sold directly to prospective purchasers and through brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. Subject to the compensation arrangement discussed below, generally the Distributor bears all or a portion of the expenses of providing services pursuant to the distribution agreement, including the payment of the expenses relating to the distribution of prospectuses for sales purposes and any advertising or sales literature. Certain Trustees and Officers of the Funds are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

For Service Class shares, the Board has approved reimbursement payments to the Investment Manager for shareholder servicing expenses (“shareholder servicing fees”) incurred. Shareholder servicing fees include payments to third parties such as bank, broker-dealer, trust company or other financial intermediaries who provide shareholder recordkeeping, account servicing and other services. The Service Class shares may reimburse the Investment Manager for the actual amount incurred up to a maximum annual rate of each financial intermediary’s average daily net assets as shown in the table below.

The impact on the annualized expense ratios for the year ended December 31, 2014, were as follows:

	Maximum	Actual
Fund	Amount Allowed	Amount Incurred
Yacktman Focused
Service Class	0.20%	0.17%
Yacktman Fund
Service Class	0.20%	0.11%

During the year end December 31, 2013, the Service Class of Yacktman Focused and Yacktman Fund recorded a capital contribution by the Investment Manager of $105,024 and $230,430, respectively. The contribution represented a payment in connection with the reallocation of certain shareholder servicing expenses for which each Fund had reimbursed the Investment Manager in prior periods, plus interest.

During the year end December 31, 2014, the Service Class of Yacktman Focused and Yacktman Fund each recorded a capital contribution by the subadvisor of $22,119 and $25,956, respectively. The contribution represented a payment in connection with a foreign currency exchange trading error made by Yacktman.

The Securities and Exchange Commission has granted an exemptive order that permits the Funds to lend and borrow money for certain temporary purposes directly to and from other eligible Funds in the AMG Funds family. Participation in this interfund lending program is voluntary for both the borrowing and lending Funds, and an interfund loan is only made if it benefits each participating Fund. The Investment Manager administers the Program according to procedures approved by the Board, and the Board monitors the operation of the Program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating Funds. For the year ended December 31, 2014, the following Funds either borrowed from or lent to other Funds in the AMG Funds family: Yacktman Focused lent varying amounts not exceeding $77,962,211 for 11 days earning interest of $4,609 and Yacktman Fund lent varying amounts not exceeding $5,553,041 for 12 days earning interest of $613. The interest amounts are included in the Statement of Operations as interest income. At December 31, 2014, the Funds had no interfund loans outstanding.

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities and U.S. Government obligations) for the year ended December 31, 2014, were as follows:

	Long-Term Securities
Fund	Purchases	Sales
Yacktman Focused	$1,573,663,653	$2,864,305,479
Yacktman Fund	1,057,234,208	1,562,913,109

The Funds had no purchases or sales of U.S. Government obligations during the year ended December 31, 2014.

4. PORTFOLIO SECURITIES LOANED

The Funds participated in a securities lending program offered by BNYM (the “Program”), providing for the lending of securities to qualified brokers. Securities lending income includes earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the Program, and the Funds, according to agreed-upon rates. Collateral received on all securities loaned is accepted in cash and is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Funds’ policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Funds if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Under the terms of the Program, the

26

Notes to Financial Statements (continued)

Funds are indemnified for such losses by BNYM. Cash collateral is held in a separate account managed by BNYM, who is authorized to exclusively enter into overnight government repurchase agreements. BNYM bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower due to any loss on the collateral invested. At December 31, 2014, the value of the securities loaned and cash collateral received for the Yacktman Fund was $7,403,953 and $7,702,076, respectively.

5. COMMITMENTS AND CONTINGENCIES

Under the Trust’s organizational documents, its trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Funds under these arrangements is unknown, as this would involve future claims that may be made against a Fund that have not yet occurred. However, based on experience, the Funds had no prior claims or losses and expect the risks of loss to be remote.

6. MASTER NETTING AGREEMENTS

The Funds may enter into master netting agreements with their counterparties for the securities lending program and repurchase agreements, which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting agreements in the Statement of Assets and Liabilities. For security lending transactions, see Note 4.

The following table is a summary of the Funds’ open repurchase agreements that are subject to a master netting agreement as of December 31, 2014:

		Gross Amount Not Offset in the
	Net Amounts of Assets	Statement of Assets and Liabilities
	Presented in the Statement	Financial Instruments
	of Assets and Liabilities	Collateral	Cash Collateral Received	Net Amount
Yacktman Fund
Barclays Capital	$385,084	$385,084	—	—
Cantor Fitzgerald Securities, Inc.	1,829,248	1,829,248	—	—
Daiwa Capital Markets America	1,829,248	1,829,248	—	—
Nomura Securities USA, Inc.	1,829,248	1,829,248	—	—
State of Wisconsin Investment Board	1,829,248	1,829,248	—	—

Total	$7,702,076	$7,702,076	—	—

7. SUBSEQUENT EVENTS

Each Fund has determined that no material events or transactions occurred through the issuance date of the Funds’ financial statements which require additional disclosure in or adjustment of the Funds’ financial statements.

TAX INFORMATION (unaudited)

AMG Yacktman Focused Fund and AMG Yacktman Fund each hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2014 Form 1099-DIV you receive for each Fund will show the tax status of all distributions paid to you during the year.

Pursuant to section 852 of the Internal Revenue Code, AMG Yacktman Focused and AMG Yacktman Fund each hereby designates $727,952,054 and $476,236,537, respectively, as a capital gain distribution with respect to the taxable year ended December 31, 2014, or if subsequently determined to be different, the net capital gains of such year.

27

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF AMG FUNDS AND THE SHAREHOLDERS OF AMG YACKTMAN FOCUSED FUND AND AMG YACKTMAN FUND:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial positions of AMG Yacktman Focused Fund (formerly, Yacktman Focused Fund) and AMG Yacktman Fund (formerly, Yacktman Fund) (the “Funds”) at December 31, 2014, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian, brokers, and transfer agent, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion. The financial highlights for the periods ended December 31, 2010 and December 31, 2011 were audited by another independent registered public accounting firm whose report dated February 23, 2012 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 26, 2015

28

AMG Funds

Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 800 Connecticut Avenue, Norwalk, Connecticut 06854.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Number of Funds Overseen in Fund Complex	Name, Date of Birth, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
• Trustee since 2012 • Oversees 44 Funds in Fund Complex	Bruce B. Bingham, 12/1/48 Partner, Hamilton Partners (real estate development firm) (1987-Present); Trustee of Aston Funds (27 portfolios) (2014-Present); Director of The Yacktman Funds (2000-2012).

• Independent Chairman • Trustee since 1999 • Oversees 44 Funds in Fund Complex

William E. Chapman, II, 9/23/41

President and Owner, Longboat Retirement Planning Solutions (1998-Present); Hewitt Associates, LLC (part time) (provider of Retirement and Investment Education Seminars) (2002-2009); Trustee Emeritus of Bowdoin College (2013-Present), Trustee of Bowdoin College (2002-2013); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (27 portfolios) (2010-Present).

• Trustee since 1999 • Oversees 44 Funds in Fund Complex

Edward J. Kaier, 9/23/45

Attorney at Law and Partner, Teeters Harvey Marrone & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (27 portfolios) (2010-Present).

• Trustee since 2013 • Oversees 46 Funds in Fund Complex

Kurt A. Keilhacker, 10/5/63

Managing Member, TechFund Capital (1997-Present); Managing Member, TechFund Europe (2000-Present); Trustee, Gordon College (2001-Present); Board Member, 6wind SA, (2002-Present); Managing Member, Clapham Partners I, LLC (2013-Present); Trustee of Aston Funds (27 portfolios) (2014-Present).

• Trustee since 2004 • Oversees 44 Funds in Fund Complex

Steven J. Paggioli, 4/3/50

Independent Consultant (2002-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986-2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001); Trustee, Professionally Managed Portfolios (43 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Chase Investment Counsel (2008 – Present); Trustee of Aston Funds (27 portfolios) (2010-Present).

• Trustee since 2013 • Oversees 44 Funds in Fund Complex	Richard F. Powers III, 2/2/46 Adjunct Professor, Boston College (2011-Present); Trustee of Aston Funds (27 portfolios) (2014-Present); President and CEO of Van Kampen Investments Inc. (1998-2003).

• Trustee since 1999 • Oversees 46 Funds in Fund Complex

Eric Rakowski, 6/5/58

Professor, University of California at Berkeley School of Law (1990-Present); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (27 portfolios) (2010-Present).

• Trustee since 2013 • Oversees 46 Funds in Fund Complex	Victoria L. Sassine, 8/11/65 Lecturer, Babson College (2007 – Present); Trustee of Aston Funds (27 portfolios) (2014-Present).

• Trustee since 2004 • Oversees 44 Funds in Fund Complex

Thomas R. Schneeweis, 5/10/47

Professor Emeritus, University of Massachusetts (2013 - Present); Partner, S Capital Management, LLC (2007-Present); President, TRS Associates (1982-Present); Director, CISDM at the University of Massachusetts, (1996-2013); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-2013); Professor of Finance, University of Massachusetts (1977-2013); Partner, White Bear Partners, LLC (2007-2010); Partner, Northampton Capital Management, LLC (2004-2010); Trustee of Aston Funds (27 portfolios) (2010-Present).

29

AMG Funds

Trustees and Officers (continued)

Interested Trustees

Each Trustee in the following table is an “interested person” of the Trust within the meaning of the 1940 Act. Ms. Carsman is an interested person of the Trust within the meaning of the 1940 Act by virtue of her position with, and interest in securities of, AMG, and her former position as Chief Legal Officer of the Trust.

Number of Funds Overseen in Fund Complex	Name, Date of Birth, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
• Trustee since 2011 • Oversees 46 Funds in Fund Complex

Christine C. Carsman, 4/2/52

Senior Vice President and Deputy General Counsel, Affiliated Managers Group, Inc. (2011-Present); Trustee of Aston Funds (27 portfolios) (2014-Present); Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2007-2011); Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-2007); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2004-2011); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004).

Officers Position(s) Held with Fund and Length of Time Served	Name, Date of Birth, Principal Occupation(s) During Past 5 Years
• President since 2014 • Principal Executive Officer since 2014

Jeffrey T. Cerutti, 2/7/68

Chief Executive Officer, AMG Funds LLC (2014-Present); Director, President and Principal, AMG Distributors, Inc. (2014-Present); President, VP Distributors, (2011-2014); Executive Vice President, Head of Distribution, Virtus Investment Partners, Inc. (2010-2014); Managing Director, Head of Sales, UBS Global Asset Management (2001-2010).

• Chief Operating Officer since 2007

Keitha L. Kinne, 5/16/58

Chief Operating Officer, AMG Funds LLC (2007-Present); Chief Investment Officer, AMG Funds LLC (2008-Present); Chief Operating Officer, AMG Distributors, Inc. (2007-Present); Managing Partner, AMG Funds LLC (2007-2014); President, AMG Funds (2012-2014); President, AMG Distributors, Inc. (2012-2014); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006).

• Secretary since 2011 • Chief Legal Officer since 2011

Lewis Collins, 2/22/66

Senior Vice President and Senior Counsel, Affiliated Managers Group, Inc. (2010-Present); Vice President and Senior Counsel, Affiliated Managers Group, Inc. (2006-2010); Senior Counsel, Affiliated Managers Group, Inc. (2002-2006); Attorney, Ropes & Gray LLP (1998-2002).

• Chief Financial Officer since 2007 • Treasurer since 1999 • Principal Financial Officer since 1999

Donald S. Rumery, 5/29/58

Senior Vice President, Director of Mutual Funds Services, AMG Funds LLC (2005-Present); Treasurer, AMG Funds III (1995-Present); Treasurer, AMG Funds I and AMG Funds II (2000-Present); Chief Financial Officer, AMG Funds I, AMG Funds II and AMG Funds III (2007-Present); Treasurer and Chief Financial Officer, AMG Distributors, Inc. (2000-2012); Vice President, AMG Funds LLC, (1994-2004).

• Assistant Treasurer since 2014

John C. Ball, 1/9/76

Vice President, Assistant Treasurer, AMG Funds LLC (2014-Present); Vice President, State Street Corp. (2010-2014); Vice President, State Street International (Ireland) Limited (2007-2010).

• Chief Compliance Officer since 2010

John J. Ferencz, 3/9/62

Vice President, Chief Compliance Officer - AMG Family of Funds, AMG Funds LLC (2010-Present); Code of Ethics Reporting Officer and Sarbanes Oxley Code of Ethics Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2010-Present); Senior Compliance Analyst, Mutual Funds and Regulatory, GE Asset Management Incorporated (2005-2010).

• Assistant Secretary since 2011

Michael S. Ponder, 9/12/73

Senior Vice President Counsel, AMG Funds LLC (2011-Present); Attorney, DeNovo Legal (2009-2010); Vice President, Credit Suisse (2007-2009); Associate, Willkie Farr & Gallagher LLP (2006-2007).

• Anti-Money Laundering Compliance Officer since 2014

Patrick J. Spellman, 03/15/74

Senior Vice President, Chief Compliance Officer, AMG Funds LLC (2011-Present); Chief Compliance Officer, AMG Distributors, Inc., (2010-Present); Compliance Manager, Legal and Compliance, Affiliated Managers Group, Inc. (2005-2011).

30

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INVESTMENT MANAGER AND

ADMINISTRATOR

AMG Funds LLC

800 Connecticut Avenue

Norwalk, CT 06854

(800) 835-3879

DISTRIBUTOR

AMG Distributors, Inc.

800 Connecticut Avenue

Norwalk, CT 06854

(800) 835-3879

SUBADVISOR

Yacktman Asset Management LP

6300 Bridgeport Parkway

Building One, Suite 500

Austin, TX 78730

CUSTODIAN

The Bank of New York Mellon

2 Hanson Place

Brooklyn, NY 11217

LEGAL COUNSEL

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, MA 02199-3600

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

Attn: AMG Funds

P.O. Box 9769

Providence, RI 02940

(800) 548-4539

This report is prepared for the Funds’ shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.835.3879. Distributed by AMG Distributors, Inc., member FINRA/SIPC.

Current net asset values per share for the Fund are available on each Funds’ website at www.amgfunds.com.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) Web site at www.sec.gov. For information regarding each Funds’ proxy voting record for the 12-month period ended June 30, call 800.835.3879 or visit the SEC Web site at www.sec.gov.

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. A Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To review a complete list of the Fund’s portfolio holdings, or to view the most recent quarterly holdings report, semiannual report, or annual report, please visit www.amgfunds.com.

www.amgfunds.com        |

AFFILIATE SUBADVISED FUNDS

ALTERNATIVE FUNDS

AMG FQ Global Alternatives

First Quadrant, L.P.

BALANCED FUNDS

AMG Chicago Equity Partners Balanced

Chicago Equity Partners, LLC

AMG FQ Global Risk-Balanced

(formerly Managers AMG FQ Global Essentials)

First Quadrant, L.P.

EQUITY FUNDS

AMG Chicago Equity Partners Small Cap Value

Chicago Equity Partners, LLC

AMG FQ Tax-Managed U.S. Equity

AMG FQ U.S. Equity

First Quadrant, L.P.

AMG Frontier Small Cap Growth

Frontier Capital Management Company, LLC

AMG GW&K Small Cap Core

(formerly GW&K Small Cap Equity)

Gannett Welsh & Kotler, LLC

AMG Renaissance International Equity

AMG Renaissance Large Cap Growth

The Renaissance Group LLC

AMG SouthernSun Small Cap

AMG SouthernSun U.S. Equity

SouthernSun Asset Management, LLC

AMG Systematic Large Cap Value

(formerly Systematic Value)

AMG Systematic Mid Cap Value

Systematic Financial Management, L.P.

AMG TimesSquare All Cap Growth

(formerly Managers AMG TSCM Growth Equity)

AMG TimesSquare International Small Cap

AMG TimesSquare Mid Cap Growth

AMG TimesSquare Small Cap Growth

TimesSquare Capital Management, LLC

AMG Trilogy Emerging Markets Equity

AMG Trilogy Global Equity

AMG Trilogy International Small Cap

Trilogy Global Advisors, L.P.

AMG Yacktman Focused

AMG Yacktman

Yacktman Asset Management LP

FIXED INCOME FUNDS

AMG GW&K Enhanced Core Bond

(formerly Managers AMG GW&K Fixed Income)

AMG GW&K Municipal Bond

AMG GW&K Municipal Enhanced Yield

Gannett Welsh & Kotler, LLC

OPEN-ARCHITECTURE FUNDS

EQUITY FUNDS

AMG Managers Brandywine Advisors Mid Cap Growth

AMG Managers Brandywine Blue

AMG Managers Brandywine

Friess Associates, LLC

AMG Managers Cadence Capital Appreciation

AMG Managers Cadence Emerging Companies

AMG Managers Cadence Mid Cap

Cadence Capital Management, LLC

AMG Managers Emerging Opportunities

(formerly Managers Micro-Cap)

Lord, Abbett & Co. LLC

WEDGE Capital Management L.L.P.

Next Century Growth Investors LLC

RBC Global Asset Management (U.S.) Inc.

AMG Managers Essex Small/Micro Cap Growth

Essex Investment Management Co., LLC

AMG Managers Real Estate Securities

CenterSquare Investment Management, Inc.

AMG Managers Skyline Special Equities

(formerly Skyline Special Equities Portfolio)

Skyline Asset Management, L.P.

AMG Managers Special Equity

Ranger Investment Management, L.P.

Lord, Abbett & Co. LLC

Smith Asset Management Group, L.P.

Federated MDTA LLC

FIXED INCOME FUNDS

AMG Managers Bond

AMG Managers Global Income Opportunity

Loomis, Sayles & Co., L.P.

AMG Managers High Yield

J.P. Morgan Investment Management Inc.

AMG Managers Intermediate Duration Government

AMG Managers Short Duration Government

Amundi Smith Breeden LLC

AMG Managers Total Return Bond

(formerly Managers PIMCO Bond)

Pacific Investment Management Co. LLC

| www.amgfunds.com

ANNUAL REPORT

AMG Funds

December 31, 2014

AMG Yacktman Special Opportunities Fund

Institutional Class: YASLX

www.amgfunds.com |	AR079-1214

AMG Yacktman Special Opportunities Fund

Annual Report—December 31, 2014

TABLE OF CONTENTS	PAGE
LETTER TO SHAREHOLDERS	2

ABOUT YOUR FUND’S EXPENSES	3

PORTFOLIO MANAGER’S COMMENTS, FUND SNAPSHOTS, AND SCHEDULE OF PORTFOLIO INVESTMENTS	4

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS	11

FINANCIAL STATEMENTS

Statement of Assets and Liabilities	14
Balance sheet, net asset value (NAV) per share computation and cumulative undistributed amounts

Statement of Operations	15
Detail of sources of income, expenses, and realized and unrealized gains (losses) during the period

Statement of Changes in Net Assets	16
Detail of changes in assets for the period

Financial Highlights	17
Historical net asset values per share, distributions, total returns, income and expense ratios, turnover ratios and net assets

Notes To Financial Statements	18
Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	23

TRUSTEES AND OFFICERS	24

APPROVAL OF AMENDMENT TO INVESTMENT MANAGEMENT AGREEMENT AND NEW SUBADVISORY AGREEMENT	26

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the AMG Funds Family of mutual funds. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

DEAR SHAREHOLDER:

The year ended December 31, 2014, was another period of strong equity returns. The S&P 500 Index, a widely followed barometer of the U.S. equity market, rose more than 13% during the past 12 months. International stocks, by comparison, had negative performance, as measured by the MSCI ACWI ex US Index (in U.S. dollar terms). The first quarter of 2014 marked the five-year anniversary of the equity bull market. Despite a few bouts of volatility and persistent doubts about the strength of the economic recovery since the beginning of the bull market, the S&P 500 Index had a cumulative gain (through December 31, 2014) of 244% (including reinvestment of dividends) since the market bottom on March 9, 2009

Meanwhile, the Barclays U.S. Aggregate Bond Index, a broad U.S. bond market benchmark, returned 6% during 2014. Bond markets have also performed strongly during this period, to the surprise of many, despite the unwinding of the U.S. Federal Reserve’s bond-buying program known as QE3.

In 2014, Managers Investment Group was rebranded as AMG Funds. Our new name helps align our fund family more closely with our parent company, Affiliated Managers Group (“AMG”). While the names of funds branded under AMG changed slightly, the ticker symbols remain the same. There was no change to the legal or ownership structure of the funds and the name change will have no impact on their management.

Our foremost goal at AMG Funds is to provide investment products and solutions that help our shareholders and clients successfully reach their long-term investment goals. We do this by partnering with many of AMG’s affiliate investment boutiques to offer a distinctive array of actively managed, return-oriented funds. In addition, we oversee and distribute a number of complementary mutual funds sub-advised by unaffiliated investment managers. We thank you for your continued confidence and investment in AMG Funds. You can rest assured that, under all market conditions, our team is focused on delivering excellent investment management services for your benefit.

Respectfully,

Jeffery Cerutti

President

AMG Funds

Average Annual Total Returns		Periods ended December 31, 2014
Stocks:		1 Year	3 Years	5 Years
Large Caps	(S&P 500 Index)	13.69%	20.41%	15.45%
Small Caps	(Russell 2000® Index)	4.89%	19.21%	15.55%
International	(MSCI All Country World Index ex USA Index)	(3.87)%	8.99%	4.43%
Bonds:
Investment Grade	(Barclays U.S. Aggregate Bond Index)	5.97%	2.66%	4.45%
High Yield	(Barclays U.S. High Yield Bond Index)	2.45%	8.43%	9.03%
Tax-exempt	(Barclays Municipal Bond Index)	9.05%	4.30%	5.16%
Treasury Bills	(BofA Merrill Lynch 6-Month U.S. Treasury Bill)	0.12%	0.16%	0.22%

2

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Expense	Beginning	Ending	Expenses
Six Months Ended	Ratio for	Account Value	Account Value	Paid During
December 31, 2014	the Period	7/01/14	12/31/14	the Period*
AMG Yacktman Special Opportunities Fund
Institutional Class
Based on Actual Fund Return	1.65%	$1,000	$946	$8.09
Hypothetical (5% return before expenses)	1.65%	$1,000	$1,017	$8.39

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

3

AMG Yacktman Special Opportunities Fund

Portfolio Manager’s Comments

2014 YEAR-END COMMENTARY

For the period from June 30, 2014 (commencement of operations) to December 31, 2014, the AMG Yacktman Special Opportunities Fund (the Fund) (YASLX) delivered returns of (5.39%). In the same period, the benchmark, the MSCI ACWI All Cap Index, returned (2.32%). The Fund’s aim is to achieve superior risk-adjusted returns over a full market cycle, and we remain confident in the portfolio relative to this goal.

Since this is the first opportunity to communicate to shareholders in a formal manner, it is prudent to lay the foundation for how the Fund will be managed. Therefore, this letter will be a bit longer than future editions – think of it as the operating manual – but hopefully the content will provide a helpful introduction to the Fund structure and investment approach.

FUND INTRODUCTION

The Fund was constructed with several guiding principles which we believe should prove beneficial to shareholders over time. A few of these characteristics are expanded upon below:

Absolute Value – The Fund aims to invest in securities that are undervalued on an “absolute” basis. In simple terms, the goal is to find a security that is cheap based on its underlying value. Contrast this strategy with a “relative” value approach, where a particular security looks cheaper when compared to a sector or benchmark, yet is expensive or risky when measured on its own merits. The Fund’s holdings have met this absolute value hurdle, and future opportunities will also be measured using this standard.

Risk-adjusted Returns – The Fund’s goal is to deliver superior risk-adjusted returns over a full market cycle. Most investors focus on returns, yet ignore or downplay the risk side of the equation. When selecting investments, risk is viewed as a combination of business quality, earnings stability, degree of leverage and management aptitude (“business risk”); it is not just stock price movements (“volatility”). An alternative but acceptable definition of risk would be a permanent loss of capital. In managing the Fund, a great deal of attention is focused on delivering absolute returns while protecting against such losses. However, a benchmark must be established, and so the Fund is measured against the MSCI ACWI All Cap Index (“ACWI”). The goal is to outperform the ACWI over rolling three- and five-year periods.

Concentration – The Fund, which is non-diversified, will hold a concentrated portfolio of undervalued securities, as this allows “best ideas” to have a meaningful impact on Fund performance. The number of positions will vary, but will likely remain far below the average mutual fund. This approach lends itself to in-depth research and detailed company knowledge (areas consistent with Yacktman’s investment approach), and ensures that stringent criteria are followed for adding new ideas. Avoiding mistakes is a key building block of long-term outperformance, and a big part of avoiding these mistakes is making thoughtful and well-researched decisions when adding new positions to the Fund.

Flexible Mandate – The Fund was designed with maximum flexibility in achieving its investment objectives. Instead of being restricted to a particular subset of possible investments (U.S. large-caps or international small-caps for example), the Fund can invest on a global basis and in any size company. This investment universe – some 30,000 potential companies – provides the widest possible opportunity set, which maximizes the potential to find the best investment ideas. While the Fund will typically concentrate in long-only equities, the option to “go anywhere” (including fixed-income, options, and short-selling) is potentially a valuable one.

These principles will almost certainly result in a portfolio which looks different, often by a wide margin, than the benchmark index, especially on a quarter-by-quarter basis (the recent half-year provides an immediate example of this “feature” in action). However, being different is an important prerequisite for long-term outperformance, as simply mimicking the benchmark will result in a below average result (due to fees and trading costs). We are comfortable being different but not below average.

Structuring the Fund in this manner provides the best possible platform for achieving our investment objectives. In many ways, it reflects the setup of a personal portfolio: unconcerned about index constituents, sector allocations or style boxes, but instead focused on making what we believe to be the best possible investments. This flexibility will be important in a continually changing investment landscape.

INVESTMENT STRATEGY

The Fund employs a value-oriented investment approach rooted in fundamental analysis and company research. While some investors get caught up in stock charts and price movements, it’s important to remember that purchasing stocks represents partial ownership in a business. The intrinsic value of that business is based on the present value of its future cash flows. Although stock prices often move wildly, they tend to eventually converge to underlying value over time. Therefore, the goal is to determine what a business is worth, and wait for a time when the stock market offers it at a price which is significantly below underlying value. Value investing requires patience and discipline, and one of the reasons it works over the long term is that it sometimes doesn’t work in the short term.

Our investing preferences are for stocks with the following base characteristics:

•	Understandable businesses which have a durable competitive position exhibited by high market share, profitability or returns on capital

•	Management teams with a track record of strong execution and rational capital allocation

•	Low purchase price in relation to a company’s asset value, earnings potential or cash generating ability

4

AMG Yacktman Special Opportunities Fund

Portfolio Manager’s Comments (continued)

A low price does not necessarily entail investing in an underperforming business or in stocks trading at deep value multiples. All else equal, we prefer to invest in high-quality businesses where underlying value is increasing over time, even at a higher absolute price. But the critical factor is ensuring that each investment is purchased at the right price when judged against its business quality and risk. A cheap purchase price insulates against a permanent loss in capital while also serving as a margin of safety in cases where estimates of business value were misjudged.

While price is a key variable in the strategy, an analysis of the underlying business is important to the determination of whether that purchase price is attractive. Potential investments are evaluated using a fundamental research process, which encompasses a thorough examination of the company in question. A great emphasis is placed on reading primary source material (annual reports, regulatory filings, conference calls) and analyzing financial statements in order to gain an understanding of the business model, competitive advantages and industry structure.

Independent thinking and proprietary research are critical to the Fund’s investment process. The goal is to buy-and-hold for the long term – and only trusting in our own proprietary research provides the necessary comfort to commit shareholder capital.

PORTFOLIO STRUCTURE

At year end, the Fund held 44 positions, a number consistent with the strategy of maintaining a concentrated portfolio. While traditional measures of risk such as volatility are mitigated with a properly diversified portfolio, the benefits of diversification tail off dramatically as the number of holdings increases beyond a prudent amount.

The Fund’s top ten positions represent 42% of the portfolio, a sufficient level of conviction to ensure that the performance of these core holdings will be a key contributor to overall results. The balance of the portfolio is filled out with smaller and more diversified opportunities. Position sizing outside of the top ten will tend to be smaller overall, as these positions will often include deep value ideas, smaller companies and/or special situations. In these cases, it is prudent to maintain some level of diversification in order to limit exposure to a certain country, asset class or investment theme. The Fund’s positions in several Japanese micro-caps and the basket of Korean preferred securities are examples of this sizing strategy in action.

In the case of Japan, the stocks are trading at only slight premiums to net current asset value despite a history of profitability, yet are small and thinly traded. In the case of Korea, the preferred securities are trading at 40-60% discounts to the respective common shares, despite being nearly identical securities (in fact, the preferreds receive a higher dividend). In these circumstances, with similar levels of cheapness and business quality, we’ll take the diversification.

The portfolio is well-diversified across industries, countries and currencies. 68.9% of the portfolio is invested in companies outside of the United States, and it is likely that a large portion of assets will continue to be invested overseas. It is a big world out there, and opportunities are often found in areas which are underfollowed or out-of-favor. The Fund will maintain flexibility when searching for the best values, wherever those opportunities may reside.

Investing overseas adds another layer of complexity to the Fund’s investment results, as foreign currency fluctuations will influence U.S. dollar-denominated returns. At times, the impact will be meaningful. While currency movements influence short-term portfolio performance, they are notoriously difficult to predict, are somewhat expensive to hedge and often wash out in the long run. Since the long run is consistent with the Fund’s investment objectives, time will be spent ensuring that currency risk is managed at the company level (for example, by making sure that revenues and costs are appropriately matched in the local currency) rather than as a macro overlay.

The Fund’s cash position at the end of the year was 15.5%. This cash position is not a reflection of any sort of macro forecast but rather is a residual of the Fund’s bottom-up investment process. For now, cash provides optionality in the case of a market decline, which could prove handy just when it’s most needed. As new ideas meet the Fund’s risk/return hurdle, cash will be put to work.

PORTFOLIO COMMENTARY

The market is volatile and fickle over six-month time horizons, but it is just this volatility which creates opportunities for patient investors. During the year, investment results were driven by a number of factors. We are now almost six years from the financial crisis, and the S&P 500 has more than tripled off the March 2009 lows. Given the high price levels for many domestic securities, we have searched internationally for more attractive opportunities. With the underperformance of international stocks versus the United States, this overweight exposure to foreign securities was a drag on results. In addition, the U.S. dollar appreciated significantly, which negatively affected results for many of the portfolio holdings – both in corporate performance and the translation of local currency returns back into dollars when calculating portfolio returns.

While macro factors such as currency were a headwind this past year, making a prediction on their future movements is fraught with difficulties. Instead, we will remain focused on bottom-up investing. We believe the portfolio is filled with a collection of undervalued opportunities which will achieve satisfactory returns over the long term.

POSITIVE/ NEGATIVE CONTRIBUTORS

The largest positive contributors to performance were America’s Car-Mart, Inc. (CRMT) and Computer Services, Inc. (CSVI). Car-Mart is a buy-here-pay-here auto dealer with 138 locations primarily in small towns in the south-central United States. The company caters to subprime customers who cannot get a traditional bank loan but need an affordable car for transportation (ASPs for cars at Car-Mart are around $10,000). At that price point, gross margins on car sales are very high while short loan periods minimize lending risk. Unlike other subprime companies, CRMT is conservatively financed (debt to equity is less than

5

AMG Yacktman Special Opportunities Fund

Portfolio Manager’s Comments (continued)

50%) and the company does not depend on the securitization market (no Collateralized Debt Obligations here). The growth potential remains large, and the fall in oil price should provide a further boon to Car-Mart’s target market, which bodes well for earnings in 2015.

CSVI provides core banking software to several thousand community banks. The software product is remarkably sticky, characterized by ten-year contracts and high renewal rates. Once the software is installed and bank personnel are trained, moving to another system is very risky. Despite the consolidation in the community banking sector, CSVI has continued to grow by expanding into ancillary services such as mobile banking and secure intranet portals (a textbook “cross-selling” strategy which makes the customer relationship even stickier). In 2013, the company reported its 16th consecutive year of earnings growth, a remarkable record of consistency. As an obscure, OTC-traded stock, CSVI flies under the radar despite a great business model. While the stock price is unlikely to double quickly, it fits perfectly in the definition of attractive risk-adjusted returns.

While it’s nice to enjoy the positive returns over the first six months in these positions, we are more concerned with the potential of these businesses over the next several years. On that basis, the shares continue to look attractive.

The largest detractors from portfolio performance were Lamprell PLC (LAM-GB) and Hargreaves Services PLC (HSP-GB). Investing in commodity-based businesses is unlikely to represent a major portion of the portfolio over time, as businesses in the sector rarely meet our preferred investment criteria. However, we see value in both LAM-GB and HSP-GB due to unique aspects of their business models.

LAM-GB builds and refurbishes drilling rigs and offshore vessels for the oil and gas industry. The company is one of the world leaders in rig refurbishment, having completed over 300 projects in the last 20 years (including complicated projects which few facilities are equipped or experienced enough to handle). The business has several advantages, but one of the most important is geography. Based in the UAE, the company benefits from proximity to a major oil producing region, enjoys significantly lower labor costs than yards in Europe or Asia, and utilizes prime quayside real estate for its facilities which provides a natural barrier against regional competition.

We were initially attracted to the shares after a botched attempt to expand into wind installation projects in 2010 caused numerous cost overruns and a steep decline in share price. The entire management team was fired, and a new, experienced CEO took over with impressive credentials (including managing the Gorgon LNG project, one of the largest energy projects in history). Margins remain significantly below long-term averages, and the new CEO identified numerous areas for improvements, as LAM-GB still suffered from inefficiencies left over from its legacy as a family-run business. The roll-off of the wind carrier projects and progress on the cost cuts should help margins return to former levels, although the lower oil prices could delay the turnaround. The current oil environment could also affect LAM-GB backlog conversion, but the company’s existing projects should provide steady work for the next 18-24 months. The cost cuts should help to mitigate pricing pressure from suppliers if low oil prices persist, and a strong balance sheet with over USD$200M in net cash should help cushion further downside.

HSP-GB is a coal merchant and logistics provider based in the U.K. Founded in 1994, the company has grown via acquisition to encompass all aspects of the coal value chain – including production, processing, trading and transportation – allowing the company to reap the synergies across the complementary business lines. The company grew quickly, compounding sales at an impressive 34% per year since the 2005 IPO.

The company’s largest division is energy and commodities (E&C), where HSP-GB sources and processes coal for industrial and power customers. Critically, HSP-GB serves only as a broker by matching coal buyers and sellers, and always enters into back-to-back contracts to eliminate any risk from coal price movements. The company is by far the largest player in the speciality coal business with 60-70% market share in the U.K. In speciality coal, HSP-GB’s profit-per-ton handled is close to £20 versus only £2.50/ton for the more mundane bulk coal. The company also owns its own coal surface mines (with 27.8m tons of coal reserves), purchased mostly out of recent bankruptcies in the sector. The production sites provide a steady source of raw coal which feeds the speciality coal business. HSP-GB is run by an entrepreneurial CEO, who has built up the business with bargain acquisitions (paying an average of only 6x pre-tax profits) and sound capital allocation.

Although coal is not a structural growth story, HSP-GB has several characteristics which make it an attractive investment. While the company gets lumped in with other coal miners, it is primarily a distributor – a business model that earns attractive returns (high teens ROICs) on a liquid balance sheet. One positive aspect of distributors in general is that free cash flow increases during times of slow demand due to unwinding of working capital, so distributors tend to generate cash just when most businesses are desperate for it. In light of the continued decline in coal prices, management announced a strategic review in order to simplify the group. The market took this as a signal that that the business had turned from expansion to downsizing mode, sending the stock price down 14% on the day of the announcement. The goal of the review is to shed non-core assets, reduce earnings volatility and free up working capital, with an eye towards maximizing return on capital employed across the various business units. It is conceivable that the review will unlock a significant amount of cash relative to the current market cap, allowing HSP-GB to be debt-free by the end of FY2015, and the company is aggressively buying back shares with the cash proceeds.

6

AMG Yacktman Special Opportunities Fund

Portfolio Manager’s Comments (continued)

After the review, HSP-GB will be left with a dominant and highly profitable E&C division, which should make money whatever the eventual price of coal. The coal market in the U.K. is not going to disappear in the next 10-15 years, and there is money to be made as the last “candle maker” standing. With most competitors bankrupt, the downside protected by a strong balance sheet and a healthy buyback program and potential upside from any recovery in coal prices, HSP-GB remains an attractive investment despite its recent underperformance.

CONCLUSION

As we move into 2015, we believe the Fund is well-positioned to achieve its long-term goals and will continue to search for investment opportunities that meet the Fund’s stringent investment criteria. This work never ends, but we love the search. It is also very fortunate to be a part of the Yacktman team, working in an environment so clearly focused on investment results. It is our hope that the unique aspects of the Special Opportunities Fund will attract partners who share a similar investment philosophy and time horizon. To existing shareholders, thank you for your continued trust and support.

This commentary reflects the viewpoints of the Yacktman Asset Management LP as of December 31, 2014 and is not intended as a forecast or guarantee of future results.

7

AMG Yacktman Special Opportunities Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

The Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The chart compares a hypothetical $10,000 investment made in the Fund’s Institutional Class to a $10,000 investment made in the MSCI ACWI All Cap Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the total returns for the AMG Yacktman Special Opportunities Fund and the MSCI ACWI All Cap Index for the same time period ended December 31, 2014.

	Since	Inception
Total Return[1]	Inception	Date
AMG Yacktman Special Opportunities Fund [2,3,4,5,6,7]
Institutional Class	(5.39)%	06/30/14
MSCI ACWI All Cap Index[8]	(2.32)%	06/30/14	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges, and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call (800) 835-3879 or visit our website at www.amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects the inception date of the Fund, not the index.
[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2014. All returns are in U.S. dollars ($).
[2]	During the period, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]	The Fund is subject to the risks associated with investments in debt securities, such as default risk and fluctuations in the perception of the debtor’s ability to pay its creditors.
[4]	Changing interest rates may adversely affect the value of an investment. An increase in interest rates typically causes the value of bonds and other fixed income securities to fall.
[5]	Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets.
[6]	The Fund can invest in securities of different market capitalizations (small, mid and large capitalizations) and styles (growth vs. value), each of which will react differently to various market movements.
[7]	A greater percentage of the Fund’s holdings may be focused in a smaller number of securities which may place the Fund at greater risk than a more diversified fund.
[8]	The MSCI ACWI All Cap Index captures large, mid, small and micro cap representation across 23 developed market countries and large, mid, small and micro-cap representation across 23 emerging market countries. With 13,825 constituents as of May 30, 2014, the index covers approximately 99% of the global equity investment opportunity set.

Not FDIC insured, nor bank guaranteed. May lose value.

8

AMG Yacktman Special Opportunities Fund

Fund Snapshots (unaudited)

December 31, 2014

PORTFOLIO BREAKDOWN

	AMG Yacktman	MSCI ACWI
	Special Opportunities	All Cap
Sector	Fund**	Index
Industrials	20.2%	11.5%
Consumer Discretionary	18.9%	12.6%
Information Technology	18.8%	13.9%
Energy	11.3%	7.4%
Financials	6.0%	21.9%
Health Care	3.3%	11.3%
Materials	2.8%	5.7%
Consumer Staples	2.6%	9.0%
Utilities	0.7%	3.4%
Telecommunication Services	0.0%	3.3%
Other Assets and Liabilities	15.4%	0.0%

**	As a percentage of net assets.

TOP TEN HOLDINGS

Security Name	% of Net Assets
Computer Services, Inc.	6.8%
Hargreaves Services PLC	5.6
Samsung Electronics Co., Ltd.	5.3
Bentham IMF, Ltd.	5.0
Texhong Textile Group, Ltd.	4.2
America’s Car-Mart, Inc.	3.8
Lamprell PLC	3.1
Mitani Corp.	2.9
Automodular Corp.	2.7
MOCON, Inc.	2.7

Top Ten as a Group	42.1%

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

9

AMG Yacktman Special Opportunities Fund

Schedule of Portfolio Investments

December 31, 2014

	Shares	Value
Common Stocks - 74.7%
Consumer Discretionary - 17.1%
America’s Car-Mart, Inc.*	12,500	$667,250
Automodular Corp.	264,200	479,826
DreamWorks Animation SKG, Inc., Class A*	10,200	227,766
Goldlion Holdings, Ltd.	620,000	263,042
Martha Stewart Living Omnimedia, Inc., Class A*	50,000	215,500
Retail Holdings N.V.*	19,000	418,000
Texhong Textile Group, Ltd.	959,000	731,056
Total Consumer Discretionary		3,002,440
Consumer Staples - 1.3%
Amsterdam Commodities N.V.	9,500	218,330
Energy - 11.3%
Hargreaves Services PLC	99,500	991,367
Lamprell PLC*	292,075	550,827
Pardee Resources Co., Inc.	1,676	435,760
Total Energy		1,977,954
Financials - 6.0%
Bentham IMF, Ltd.	510,000	876,481
Lai Sun Development Co., Ltd.*	7,700,000	174,138
Total Financials		1,050,619
Health Care - 3.3%
Hogy Medical Co., Ltd.	2,500	114,013
Huvitz Co., Ltd.	17,038	259,625
Stallergenes, S.A.	3,550	212,508
Total Health Care		586,146
Industrials - 19.0%
Aggreko PLC	17,400	405,769
Catering International Services	13,700	307,683
Emeco Holdings, Ltd.*	1,625,000	191,077
Freund Corp.	20,200	175,156
Mitani Corp.	22,100	506,951
NAC Co., Ltd.	37,000	349,153
Nam Lee Pressed Metal Industries, Ltd.	390,000	82,437
Ocean Wilsons Holdings, Ltd.	26,000	404,166
Preformed Line Products Co.	3,365	183,830
Rocky Mountain Dealerships, Inc.	23,000	188,070
Utoc Corp.	19,100	88,780
Valmont Industries, Inc.	3,500	444,500
Total Industrials		3,327,572

	Shares	Value
Information Technology - 13.2%
Computer Services, Inc.	29,768	$1,191,463
II-VI, Inc.*	18,000	245,700
MOCON, Inc.	26,664	475,686
Tessi, S.A.	3,700	410,559
Total Information Technology		2,323,408
Materials - 2.8%
Agro-Kanesho Co., Ltd.	10,800	103,531
SK Kaken Co., Ltd.	5,000	387,794
Total Materials		491,325
Utilities - 0.7%
Maxim Power Corp.*	53,000	119,978
Total Common Stocks (cost $13,904,397)		13,097,772
Preferred Stocks - 9.9%
Consumer Discretionary - 1.8%
Daekyo Co., Ltd., 2.640%	38,498	147,807
Keyang Electric Machinery Co., Ltd., 2.300%	39,899	84,579
Nexen Corp., 0.540%	2,301	77,876
Total Consumer Discretionary		310,262
Consumer Staples - 1.3%
AMOREPACIFIC Group, 2.600%	235	101,623
LG Household & Health Care, Ltd., 0.610%	500	123,959
Total Consumer Staples		225,582
Industrials - 1.2%
Daelim Industrial Co., Ltd., 1.500%	2,600	59,461
Sebang Co., Ltd., 0.750%	22,000	145,512
Total Industrials		204,973
Information Technology - 5.6%
Daeduck GDS Co., Ltd., 2.900%	10,705	69,052
Samsung Electronics Co., Ltd., 1.310%	980	921,759
Total Information Technology		990,811
Total Preferred Stocks (cost $1,893,806)		1,731,628
Other Investment Companies - 15.5%[1]
Dreyfus Institutional Cash Advantage Fund, Institutional Class Shares, 0.06% (cost $2,727,359)	2,727,359	2,727,359
Total Investments - 100.1% (cost $18,525,562)		17,556,759
Other Assets, less Liabilities - (0.1)%		(11,609)
Net Assets - 100.0%		$17,545,150

The accompanying notes are an integral part of these financial statements.

10

Notes to Schedule of Portfolio Investments

The following footnotes and abbreviations should be read in conjunction with the Schedule of Portfolio Investments previously presented in this report.

Based on the approximate cost of investments of $18,546,586 for federal income tax purposes at December 31, 2014, the aggregate gross unrealized appreciation and depreciation were $779,291 and $1,769,118, respectively, resulting in net unrealized depreciation of investments of $989,827.

*	Non-income producing security.
[1]	Yield shown represents the December 31, 2014, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

	AMG Yacktman Special
	Opportunities	MSCI ACWI
Country	Fund†	All Cap Index††
Arab Emirates	3.1%	0.0%
Australia	6.1%	2.5%
Austria	0.0%	0.1%
Belgium	0.0%	0.4%
Bermuda	2.3%	0.0%
Brazil	0.0%	0.8%
Canada	4.5%	3.6%
Chile	0.0%	0.1%
China	0.0%	1.5%
Colombia	0.0%	0.1%
Curacao	2.4%	0.0%
Denmark	0.0%	0.5%
Finland	0.0%	0.3%
France	5.3%	2.9%
Germany	0.0%	2.9%
Greece	0.0%	0.1%
Hong Kong	6.7%	1.8%
India	0.0%	0.8%
Indonesia	0.0%	0.3%
Ireland	0.0%	0.2%
Israel	0.0%	0.2%
Italy	0.0%	0.8%
Japan	9.8%	7.5%
Luxembourg	0.0%	0.1%
Malaysia	0.0%	0.4%
Mexico	0.0%	0.5%
Netherlands	1.2%	1.0%
New Zealand	0.0%	0.1%
Norway	0.0%	0.3%
Philippines	0.0%	0.1%
Poland	0.0%	0.2%
Portugal	0.0%	0.1%
Russia	0.0%	0.3%

The accompanying notes are an integral part of these financial statements.

11

Notes to Schedule of Portfolio Investments (continued)

	AMG Yacktman Special
	Opportunities	MSCI ACWI
Country	Fund†	All Cap Index††
Singapore	0.5%	0.6%
South Africa	0.0%	0.8%
South Korea	11.3%	1.5%
Spain	0.0%	1.1%
Sweden	0.0%	1.1%
Switzerland	0.0%	2.9%
Taiwan	0.0%	1.4%
Thailand	0.0%	0.3%
Turkey	0.0%	0.2%
United Kingdom	8.0%	7.1%
United States	38.8%	52.3%
Supranational & Other	0.0%	0.2%
	100.0%	100.0%

†	As a percentage of total market value on December 31, 2014.
††	Unaudited.

The accompanying notes are an integral part of these financial statements.

12

Notes to Schedule of Portfolio Investments (continued)

The following table summarizes the inputs used to value the Fund’s net assets by the fair value hierarchy levels as of December 31, 2014: (See Note 1(a) in the Notes to Financial Statements.)

	Quoted Prices in Active		Significant
	Markets for Identical	Significant Other	Unobservable
	Investments	Observable Inputs	Inputs
	Level 1	Level 2	Level 3	Total
AMG Yacktman Special Opportunities Fund
Investments in Securities
Common Stocks
Industrials	$1,206,520	$2,121,052	—	$3,327,572
Consumer Discretionary	2,271,384	731,056	—	3,002,440
Information Technology	2,323,408	—	—	2,323,408
Energy	986,587	991,367	—	1,977,954
Financials	—	1,050,619	—	1,050,619
Health Care	212,508	373,638	—	586,146
Materials	387,794	103,531	—	491,325
Consumer Staples	—	218,330	—	218,330
Utilities	119,978	—	—	119,978
Preferred Stocks
Information Technology	69,052	921,759	—	990,811
Consumer Discretionary	310,262	—	—	310,262
Consumer Staples	123,959	101,623	—	225,582
Industrials	145,512	59,461	—	204,973
Other Investment Companies	2,727,359	—	—	2,727,359

Total Investments in Securities	$10,884,323	$6,672,436	—	$17,556,759

As of December 31, 2014, the Fund had no transfers between levels from the beginning of the reporting period.

The accompanying notes are an integral part of these financial statements.

13

Statement of Assets and Liabilities

December 31, 2014

Assets:
Investments at value*	$17,556,759
Foreign currency**	1,269
Dividends and other receivables	9,236
Receivable from affiliate	22,651
Prepaid expenses	20,714
Total assets	17,610,629
Liabilities:
Accrued expenses:
Investment advisory and management fees	21,999
Professional fees	21,514
Custodian	17,743
Administrative fees	440
Trustees fees and expenses	178
Other	3,605
Total liabilities	65,479
Net Assets	$17,545,150
Net Assets Represent:
Paid-in capital	$18,452,152
Distributions in excess of net investment income	(13,523)
Accumulated net realized gain from investments	75,442
Net unrealized depreciation of investments and foreign currency translations	(968,921)
Net Assets	$17,545,150
Shares outstanding	1,856,547
Net asset value, offering and redemption price per share	$9.45
* Investments at cost	$18,525,562
** Foreign currency at cost.	$1,271

The accompanying notes are an integral part of these financial statements.

14

Statement of Operations

For the period from June 30, 2014 (commencement of operations) to December 31, 2014

Investment Income:
Dividend income	$129,127
Foreign withholding tax	(5,565)
Total investment income	123,562
Expenses:
Investment advisory and management fees	115,348
Administrative fees	2,307
Professional fees	29,025
Registration fees	28,025
Custodian	18,460
Report to shareholders	5,861
Trustees fees and expenses	348
Transfer agent	229
Miscellaneous	37
Total expenses before offsets	199,640
Expense reimbursements	(72,757)
Net expenses	126,883
Net investment loss	(3,321)
Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	96,500
Net realized loss on foreign currency transactions	(10,121)
Net change in unrealized appreciation (depreciation) of investments	(968,803)
Net change in unrealized appreciation (depreciation) of foreign currency translations	(118)
Net realized and unrealized loss	(882,542)
Net decrease in net assets resulting from operations	$(885,863)

The accompanying notes are an integral part of these financial statements.

15

Statement of Changes in Net Assets

For the period from June 30, 2014 (commencement of operations) to December 31, 2014

Increase (Decrease) in Net Assets From Operations:
Net investment loss	$(3,321)
Net realized gain on investments and foreign currency transactions	86,379
Net change in unrealized appreciation (depreciation) of investments and foreign currency translations	(968,921)
Net decrease in net assets resulting from operations	(885,863)
Distributions to Shareholders:
From net investment income	(21,139)
Capital Share Transactions:
Proceeds from sale of shares	18,431,013
Reinvestment of dividends	21,139
Net increase from capital share transactions	18,452,152
Total increase in net assets	17,545,150
Net Assets:
Beginning of period	—
End of period	$17,545,150
End of period distributions in excess of net investment income	$(13,523)

Capital Share Transactions:
Sale of shares	1,854,286
Reinvested shares from dividends	2,261
Net increase in shares	1,856,547

The accompanying notes are an integral part of these financial statements.

16

AMG Yacktman Special Opportunities Fund

Financial Highlights

For a share outstanding throughout the period

For the period ended
Institutional Class	December 31, 2014*
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment loss[1]	(0.00)#
Net realized and unrealized gain (loss) on investments[1]	(0.54)
Total from investment operations	(0.54)
Distributions to Shareholders from:
Net investment income	(0.01)
Net Asset Value, End of Period	$9.45
Total Return[2]	(5.39)%[4]
Ratio of net expenses to average net assets (with offsets/reductions)	1.65%[5]
Ratio of expenses to average net assets (with offsets)	1.65%[5]
Ratio of total expenses to average net assets (without offsets/reductions)[3]	2.60%[5]
Ratio of net investment loss to average net assets[2]	(0.04)%[5]
Portfolio turnover	7%
Net assets at end of period (000’s omitted)	$17,545

Notes to Financial Highlights

*	Commenced operations on June 30, 2014.
#	Rounds to less than $(0.01) per share or (0.01)%.
[1]	Per share numbers have been calculated using average shares.
[2]	Total returns and net investment loss would have been lower had certain expenses not been reduced.
[3]	Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes non-reimbursable expenses, if any, such as interest, taxes and extraordinary expenses. (See Note 1(c) of Notes to Financial Statements.)
[4]	Not annualized.
[5]	Annualized.

17

Notes to Financial Statements

December 31, 2014

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

AMG Funds (the “Trust”), is an open-end management investment company, organized as a Massachusetts business trust, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust consists of a number of different funds, each having distinct investment management objectives, strategies, risks and policies. Included in this report is the AMG Yacktman Special Opportunities Fund (the “Fund”). The Fund will deduct a 2.00% redemption fee from the proceeds of any redemption (including a redemption by exchange) of shares if the redemption occurs within 60 days of the purchase of those shares. For the period from June 30, 2014 (commencement of operations) to December 31, 2014, the Fund had received no fees.

The Fund has established three classes of shares: Service Class, Investor Class and Institutional Class. Currently, the Fund offers Institutional Class shares. Each class represents an interest in the same assets of the Fund. Although all share classes generally have identical voting rights, each share class votes separately when required by law. Different share classes may pay different distribution amounts to the extent the net asset value per share and/or the expenses of such share classes differ. Each share class has its own expense structure. Please refer to a current prospectus for additional information on each share class.

The Fund is non-diversified. A greater percentage of the Fund’s holdings may be focused in a smaller number of securities which may place the Fund at greater risk than a more diversified fund.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which require management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences may be material. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

a. VALUATION OF INVESTMENTS

Equity securities traded on a domestic or international securities exchange are valued at the last quoted sale price, or, lacking any sales, at the last quoted bid price. Equity securities primarily traded on an international securities exchange and equity securities traded on NASDAQ or in a U.S. or non-U.S. over-the-counter market are valued at the market’s official closing price, or, if there are no trades on the applicable date, at the last quoted bid price. In addition, if the applicable market does not offer an official closing price or if the official closing price is not representative of the overall market, equity securities primarily traded on an international securities exchange and equity securities traded in a non-U.S. over-the-counter market are valued at the last quoted sales price. The Fund’s investments are generally valued based on independent market quotations or prices or, if none, “evaluative” or other market based valuations provided by third-party pricing services approved by the Board of Trustees of the Fund (the “Board”).

Short-term debt obligations (debt obligations with maturities of one year or less at the time of issuance) that have 60 days or less remaining until maturity will be valued at amortized cost. Investments in other open-end regulated investment companies are valued at their end of day net asset value per share.

Under certain circumstances, the value of certain Fund investments (including derivatives) may be based on an evaluation of fair value, pursuant to procedures established by and under the general supervision of the Board. The Pricing Committee is the committee formed by the Board to make fair value determinations for such investments. The Fund may use the fair value of a portfolio investment to calculate its net asset value (“NAV”) in the event that the market quotation, price or market based valuation for the portfolio investment is not deemed to be readily available or otherwise not determinable pursuant to the Board’s valuation procedures, if AMG Funds LLC (the “Investment Manager”) believes the quotation, price or market based valuation to be unreliable, or in certain other circumstances. When determining the fair value of an investment, the Pricing Committee seeks to determine the price that the Fund might reasonably expect to receive from a current sale of that investment in an arms-length transaction. Fair value determinations shall be based upon consideration of all available facts and information, including, but not limited to (i) attributes specific to the investment; (ii) fundamental analytical data and press releases relating to the investment and its issuer; and (iii) the value of other comparable securities or relevant financial instruments, including derivative securities, traded on other markets or among dealers.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized in the future, since such amounts depend on future developments inherent in long-term investments. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. The Board will be presented with a quarterly report showing as of the most recent quarter end, all outstanding securities fair valued by the Pricing Committee, including a comparison with the prior quarter end and the percentage of the Fund that the security represents at each quarter end.

Portfolio investments that trade primarily on foreign markets are priced based upon the market quotation of such securities as of the close of their respective principal markets. Under certain circumstances, on behalf of a fund that invests in international securities, the Investment Manager or applicable subadvisor may recommend an adjustment- of such prices based on its determination of the impact of events occurring subsequent to the close of such markets but prior to the time as of which the Fund calculates its NAV. The Board has also adopted a policy that securities held in a fund that invests in international securities and certain foreign debt obligations held by a fund, in each case, that can be fair valued by the applicable fair value pricing service are fair valued on each business day without regard to a “trigger” (e.g., without regard to invoking fair value based upon a change in a U.S. equity securities index exceeding a predetermined level). The Fund may invest in securities that may be thinly traded. The Board has adopted procedures to adjust prices of securities that are judged to be stale so that they reflect fair value. An investment valued on the basis of its fair value may be valued at a price higher or lower than available market quotations.

18

Notes to Financial Statements (continued)

U.S. GAAP defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities with observable inputs)

Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)

Changes in inputs or methodologies used for valuing investments may result in a transfer in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments may not necessarily be an indication of the risk associated with investing in those investments.

b. SECURITY TRANSACTIONS

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c. INVESTMENT INCOME AND EXPENSES

Dividend income is recorded on the ex-dividend date. Dividends from foreign securities are recorded as soon as the Trust becomes aware of the ex-dividend date. Dividend and interest income on foreign securities is recorded gross of any withholding tax. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a Fund are apportioned among the Funds in the Trust and in some cases other affiliated funds based upon their relative average net assets or number of shareholders.

The Fund has a “balance credit” arrangement with The Bank of New York Mellon (“BNYM”), the Fund’s custodian, whereby the Fund is credited with an interest factor equal to 0.75% below the effective 90-day T-Bill rate for account balances left uninvested overnight. If the T-Bill rate falls below 0.75%, no credits will be earned. These credits serve to reduce custody expenses that would otherwise be charged to the Fund. For the period from June 30, 2014 to December 31, 2014, the Fund’s custodian expense was not reduced.

Overdrafts fees are computed at 1% above the effective Federal Funds rate on the day of the overdraft. For the period from June 30, 2014 to December 31, 2014, the Fund did not incur overdraft fees.

d. DIVIDENDS AND DISTRIBUTIONS

Fund distributions resulting from either net investment income or realized net capital gains, if any, will normally be declared and paid at least annually in December, as described in the Fund’s prospectus. Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with federal income tax regulations, which may differ from net investment income and net realized capital gains for financial statement purposes (U.S. GAAP). Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense and gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are due to differing treatments for losses deferred due to wash sales and PFICs. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital.

The tax character of distributions paid during the period from June 30, 2014 to December 31, 2014 was as follows:

Distributions paid from:	2014
Ordinary income	$81
Short-term capital gains	21,058
Long-term capital gains	—

Totals	$21,139

As of December 31, 2014, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

Capital loss carryforward	—
Undistributed ordinary income	—
Undistributed short-term capital gains	$82,943
Undistributed long-term capital gains	—
Late-year loss deferral	—

e. FEDERAL TAXES

The Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for federal income or excise tax is included in the accompanying financial statements.

19

Notes to Financial Statements (continued)

Additionally, based on the Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Management has analyzed the Fund’s tax positions taken on federal income tax returns as of December 31, 2014, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. Additionally, the Fund is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Capital losses may be carried forward for an unlimited time period.

f. CAPITAL LOSS CARRYOVERS AND DEFERRALS

As of December 31, 2014, the Fund had no accumulated net realized capital loss carryovers from securities transactions for federal income tax purposes. Should the Fund incur net capital losses for the year ended December 31, 2015, such amounts may be used to offset future realized capital gains, for an unlimited time period.

g. CAPITAL STOCK

The Trust’s Declaration of Trust authorizes for each Fund the issuance of an unlimited number of shares of beneficial interest, without par value. The Fund records sales and repurchases of its capital stock on the trade date. The cost of securities contributed to the Fund in connection with the issuance of shares is based on the valuation of those securities in accordance with the Fund’s policy on investment valuation.

At December 31, 2014, certain affiliated shareholders of record, individually or collectively held greater than 10% of the net assets of the Fund as follows: four collectively own 87%. Transactions by these shareholders may have a material impact on the Fund.

h. FOREIGN CURRENCY TRANSLATION

The books and records of the Fund are maintained in U.S. dollars. The value of investments, assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon current foreign exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the respective dates of such transactions. Net realized and unrealized gain (loss) on foreign currency transactions represent: (1) foreign exchange gains and losses from the sale and holdings of foreign currencies; (2) gains and losses between trade date and settlement date on investment securities transactions (if held “forward foreign currency exchange contracts”); and (3) gains and losses from the difference between amounts of interest and dividends recorded and the amounts actually received.

The Fund does not isolate the net realized and unrealized gain or loss resulting from changes in exchange rates from the fluctuations in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

i. FOREIGN SECURITIES

The Fund invests in securities of foreign entities and in instruments denominated in foreign currencies which involve risks not typically associated with investments in domestic securities. Non-domestic securities carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity.

2. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

The Trust has entered into an investment advisory agreement under which the Investment Manager, a subsidiary and the U.S. retail distribution arm of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Fund and is responsible for the Fund’s overall administration and operations. The Investment Manager selects one or more subadvisors for the Funds (subject to Board approval) and monitors each subadvisor’s investment performance, security holdings and investment strategies. The Fund’s investment portfolio is managed by Yacktman Asset Management LP (“Yacktman”) who serves pursuant to a subadvisory agreement with the Investment Manager. AMG indirectly owns a majority interest in Yacktman.

The Fund has a performance-based fee structure that consists of a base fee and a performance adjustment (“Performance Adjustment”), with the Performance Adjustment commencing July 1, 2015. The Fund pays a monthly base investment management fee to the Investment Manager at an annual rate of 1.50% of the Fund’s average daily net assets for the month. Beginning July 1, 2015, this monthly fee will be increased or reduced by the Performance Adjustment, based on the Fund’s performance relative to the MSCI ACWI All Cap Index over the then preceding twelve months.

The Investment Manager has contractually agreed, through at least May 1, 2016, to waive management fees (but not below zero) and/or reimburse Fund expenses in order to limit total annual Fund operating expenses after fee waiver and expense reimbursements (exclusive of investment management fees, shareholder servicing fees, taxes, interest (including interest incurred in connection with bank and custody overdrafts), distribution and service (12b-1) fees, brokerage commissions and other transaction costs, acquired fund fees and expenses, dividends payable with respect to securities sold short, and extraordinary expenses) of the Fund to an annual rate of 0.15% of the Fund’s average daily net assets, subject to later reimbursement by the Fund in certain circumstances. The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the Investment Manager of the Fund or a successor fund, by mutual agreement of the Investment Manager and the AMG Funds’ Board of Trustees, or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund. For purposes of this contractual expense limitation, “investment management fees” includes any performance adjustments.

The Fund is obligated to repay the Investment Manager such amounts waived, paid, or reimbursed in future years provided that the repayment occurs within thirty-six (36) months after the waiver or reimbursement and that such repayment would not cause the Fund’s total annual operating expenses after fee waiver and expense reimbursements in any such future year to exceed the

20

Notes to Financial Statements (continued)

Fund’s contractual expense limitation amount. For the period from June 30, 2014 to December 31, 2014, the Fund’s components of reimbursement available are detailed in the following chart:

Reimbursement Available - 06/30/14	—
Additional Reimbursements	$72,757
Repayments	—
Expired Reimbursements	—

Reimbursement Available - 12/31/14	$72,757

The Fund has entered into an Administration and Shareholder Servicing Agreement under which the Investment Manager serves as the Fund’s administrator (the “Administrator”) and is responsible for all aspects of managing the Fund’s operations, including administration and shareholder services to the Fund, its shareholders, and certain institutions, such as bank trust departments, broker-dealers and registered investment advisers, that advise or act as an intermediary with the Fund’s shareholders. For its services, the Administrator is paid a fee at a rate of 0.03% of average net assets of the Fund for the first $300 million of assets under management, 0.025% for the next $200 million and 0.02% on amounts in excess of $500 million per annum.

The aggregate annual retainer paid to each Independent Trustee of the Board is $130,000, plus $7,000 or $2,500 for each regular or special meeting attended, respectively. The Independent Chairman of the Trusts receives an additional payment of $35,000 per year. The Chairman of the Audit Committee receives an additional payment of $15,000 per year. The Trustees’ fees and expenses are allocated among all of the Funds in the Trusts for which the Investment Manager serves as the advisor based on the relative net assets of such Funds. The “Trustees fees and expenses” shown in the financial statements represents the Fund’s allocated portion of the total fees and expenses paid by the AMG Funds family of mutual funds (“AMG Funds family”).

The Fund is distributed by AMG Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of the Investment Manager. The Distributor serves as the distributor and underwriter for the Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of the Fund will be continuously offered and will be sold directly to prospective purchasers and through brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. Generally the Distributor bears all or a portion of the expenses of providing services pursuant to the distribution agreement, including the payment of the expenses relating to the distribution of prospectuses for sales purposes and any advertising or sales literature. Certain Trustees and Officers of the Fund are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

The Securities and Exchange Commission granted an exemptive order that permits the Fund to lend and borrow money for certain temporary purposes directly to and from other eligible Funds in the AMG Funds family. Participation in this interfund lending program is voluntary for both the borrowing and lending Funds, and an interfund loan is only made if it benefits each participating Fund. The Investment Manager administers the program according to procedures approved by the Board, and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating Funds. For the period from June 30, 2014 to December 31, 2014, the Fund neither borrowed from nor lent to other Funds in the AMG Funds family.

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term and U.S. Government obligations) for the period from June 30, 2014 to December 31, 2014, were $16,510,088 and $808,386, respectively. There were no purchases or sales of U.S. Government obligations for the Fund.

4. PORTFOLIO SECURITIES LOANED

The Fund participates in a securities lending program offered by BNYM (the “Program”), providing for the lending of securities to qualified brokers. Securities lending income includes earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the Program, and the Fund, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash and is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Under the terms of the Program, the Fund is indemnified for such losses by BNYM. Cash collateral is held in a separate account managed by BNYM, who is authorized to exclusively enter into overnight government repurchase agreements. BNYM bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower due to any loss on the collateral invested. For the period from June 30, 2014 to December 31, 2014, the Fund did not incur any activity.

5. COMMITMENTS AND CONTINGENCIES

Under the Trust’s organizational documents, its trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Fund under these arrangements is unknown, as this would involve future claims that may be made against a Fund that have not yet occurred. However, based on experience, the Fund had no prior claims or losses and expect the risks of loss to be remote.

6. SUBSEQUENT EVENTS

The Fund has determined that no material events or transactions occurred through the issuance date of the Fund’s financial statements which require additional disclosure in or adjustment of the Fund’s financial statements.

21

Notes to Financial Statements (continued)

TAX INFORMATION (unaudited)

AMG Yacktman Special Opportunities Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2014 Form 1099-DIV you receive for the Fund will show the tax status of all distributions paid to you during the year.

In accordance with federal tax law, the Fund elects to provide foreign taxes paid and the income sourced from foreign countries. Accordingly, The Fund hereby makes the following designations regarding its year ended December 31, 2014:

•	The total amount of taxes paid and income sourced from foreign countries was $5,565 and $101,768, respectively.

Pursuant to section 852 of the Internal Revenue Code, AMG Yacktman Special Opportunities Fund hereby designates $0, as a capital gain distribution with respect to the taxable year ended December 31, 2014, or if subsequently determined to be different, the net capital gains of such year.

22

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF AMG FUNDS AND THE SHAREHOLDERS OF AMG YACKTMAN SPECIAL OPPORTUNITIES FUND:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AMG Yacktman Special Opportunities Fund (the “Fund”) at December 31, 2014, and the results of its operations, the changes in its net assets and the financial highlights for the period June 30, 2014 (commencement of operations) through December 31, 2014, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2014 by correspondence with the custodian, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 26, 2015

23

AMG Funds

Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 800 Connecticut Avenue, Norwalk, Connecticut 06854.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Number of Funds Overseen in Fund Complex	Name, Date of Birth, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
• Trustee since 2012	Bruce B. Bingham, 12/1/48
• Oversees 44 Funds in Fund Complex	Partner, Hamilton Partners (real estate development firm) (1987-Present); Trustee of Aston Funds (27 portfolios) (2014-Present); Director of The Yacktman Funds (2000-2012).

• Independent Chairman	William E. Chapman, II, 9/23/41
• Trustee since 1999 • Oversees 44 Funds in Fund Complex	President and Owner, Longboat Retirement Planning Solutions (1998-Present); Hewitt Associates, LLC (part time) (provider of Retirement and Investment Education Seminars) (2002-2009); Trustee Emeritus of Bowdoin College (2013-Present), Trustee of Bowdoin College (2002-2013); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (27 portfolios) (2010-Present).

• Trustee since 1999 • Oversees 44 Funds in Fund Complex

Edward J. Kaier, 9/23/45

Attorney at Law and Partner, Teeters Harvey Marrone & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (27 portfolios) (2010-Present).

• Trustee since 2013 • Oversees 46 Funds in Fund Complex

Kurt A. Keilhacker, 10/5/63

Managing Member, TechFund Capital (1997-Present); Managing Member, TechFund Europe (2000-Present); Trustee, Gordon College (2001-Present); Board Member, 6wind SA, (2002-Present); Managing Member, Clapham Partners I, LLC (2013-Present); Trustee of Aston Funds (27 portfolios) (2014-Present).

• Trustee since 2004 • Oversees 44 Funds in Fund Complex

Steven J. Paggioli, 4/3/50

Independent Consultant (2002-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986-2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001); Trustee, Professionally Managed Portfolios (43 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Chase Investment Counsel (2008 – Present); Trustee of Aston Funds (27 portfolios) (2010-Present).

• Trustee since 2013 • Oversees 44 Funds in Fund Complex	Richard F. Powers III, 2/2/46 Adjunct Professor, Boston College (2011-Present); Trustee of Aston Funds (27 portfolios) (2014-Present); President and CEO of Van Kampen Investments Inc. (1998-2003).

• Trustee since 1999	Eric Rakowski, 6/5/58
• Oversees 46 Funds in Fund Complex	Professor, University of California at Berkeley School of Law (1990-Present); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (27 portfolios) (2010-Present).

• Trustee since 2013	Victoria L. Sassine, 8/11/65
• Oversees 46 Funds in Fund Complex	Lecturer, Babson College (2007 – Present); Trustee of Aston Funds (27 portfolios) (2014-Present).

• Trustee since 2004	Thomas R. Schneeweis, 5/10/47
• Oversees 44 Funds in Fund Complex	Professor Emeritus, University of Massachusetts (2013 - Present); Partner, S Capital Management, LLC (2007-Present); President, TRS Associates (1982-Present); Director, CISDM at the University of Massachusetts, (1996-2013); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-2013); Professor of Finance, University of Massachusetts (1977-2013); Partner, White Bear Partners, LLC (2007-2010); Partner, Northampton Capital Management, LLC (2004-2010); Trustee of Aston Funds (27 portfolios) (2010-Present).

24

AMG Funds

Trustees and Officers (continued)

Interested Trustees

Each Trustee in the following table is an “interested person” of the Trust within the meaning of the 1940 Act. Ms. Carsman is an interested person of the Trust within the meaning of the 1940 Act by virtue of her position with, and interest in securities of, AMG, and her former position as Chief Legal Officer of the Trust.

Number of Funds Overseen in Fund Complex	Name, Date of Birth, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
• Trustee since 2011	Christine C. Carsman, 4/2/52
• Oversees 46 Funds in Fund Complex	Senior Vice President and Deputy General Counsel, Affiliated Managers Group, Inc. (2011-Present); Trustee of Aston Funds (27 portfolios) (2014-Present); Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2007-2011); Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-2007); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2004-2011); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004).

Officers

Position(s) Held with Fund and Length of Time Served	Name, Date of Birth, Principal Occupation(s) During Past 5 Years
• President since 2014	Jeffrey T. Cerutti, 2/7/68
• Principal Executive Officer since 2014	Chief Executive Officer, AMG Funds LLC (2014-Present); Director, President and Principal, AMG Distributors, Inc. (2014-Present); President, VP Distributors, (2011-2014); Executive Vice President, Head of Distribution, Virtus Investment Partners, Inc. (2010-2014); Managing Director, Head of Sales, UBS Global Asset Management (2001-2010).

• Chief Operating Officer since 2007

Keitha L. Kinne, 5/16/58

Chief Operating Officer, AMG Funds LLC (2007-Present); Chief Investment Officer, AMG Funds LLC (2008-Present); Chief Operating Officer, AMG Distributors, Inc. (2007-Present); Managing Partner, AMG Funds LLC (2007-2014); President, AMG Funds (2012-2014); President, AMG Distributors, Inc. (2012-2014); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006).

• Secretary since 2011	Lewis Collins, 2/22/66
• Chief Legal Officer since 2011	Senior Vice President and Senior Counsel, Affiliated Managers Group, Inc. (2010-Present); Vice President and Senior Counsel, Affiliated Managers Group, Inc. (2006-2010); Senior Counsel, Affiliated Managers Group, Inc. (2002-2006); Attorney, Ropes & Gray LLP (1998-2002).

• Chief Financial Officer since 2007 • Treasurer since 1999 • Principal Financial Officer since 1999

Donald S. Rumery, 5/29/58

Senior Vice President, Director of Mutual Funds Services, AMG Funds LLC (2005-Present); Treasurer, AMG Funds III (1995-Present); Treasurer, AMG Funds I and AMG Funds II (2000-Present); Chief Financial Officer, AMG Funds I, AMG Funds II and AMG Funds III (2007-Present); Treasurer and Chief Financial Officer, AMG Distributors, Inc. (2000-2012); Vice President, AMG Funds LLC, (1994-2004).

• Assistant Treasurer since 2014

John C. Ball, 1/9/76

Vice President, Assistant Treasurer, AMG Funds LLC (2014-Present); Vice President, State Street Corp. (2010-2014); Vice President, State Street International (Ireland) Limited (2007-2010).

• Chief Compliance Officer since 2010

John J. Ferencz, 3/9/62

Vice President, Chief Compliance Officer - AMG Family of Funds, AMG Funds LLC (2010-Present); Code of Ethics Reporting Officer and Sarbanes Oxley Code of Ethics Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2010-Present); Senior Compliance Analyst, Mutual Funds and Regulatory, GE Asset Management Incorporated (2005-2010).

• Assistant Secretary since 2011

Michael S. Ponder, 9/12/73

Senior Vice President Counsel, AMG Funds LLC (2011-Present); Attorney, DeNovo Legal (2009-2010); Vice President, Credit Suisse (2007-2009); Associate, Willkie Farr & Gallagher LLP (2006-2007).

• Anti-Money Laundering Compliance Officer since 2014

Patrick J. Spellman, 03/15/74

Senior Vice President, Chief Compliance Officer, AMG Funds LLC (2011-Present); Chief Compliance Officer, AMG Distributors, Inc., (2010-Present); Compliance Manager, Legal and Compliance, Affiliated Managers Group, Inc. (2005-2011).

25

Approval of Amendment to Investment Management Agreement and New Subadvisory Agreement

At a meeting held on December 12-13, 2013, the Board of Trustees (the “Trustees”) of Managers AMG Funds (the “Trust”), including all of the Trustees who are not “interested persons” of the Trust (“Independent Trustees”) within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”), unanimously voted to approve an amendment to the Investment Management Agreement (the “Investment Management Agreement”) between Managers Investment Group LLC (“Managers” or the “Investment Manager”) and the Trust relating to Yacktman Special Opportunities Fund, a new series of the Trust (the “New Fund”), and a new Subadvisory Agreement between Managers and Yacktman Asset Management LP (“Yacktman”) relating to the New Fund (the “Subadvisory Agreement” and, together with the Investment Management Agreement, the “New Fund Agreements”). The Trustees were separately represented by independent counsel in their consideration of the New Fund Agreements.

In considering the New Fund Agreements, the Trustees reviewed a variety of materials relating to the New Fund, Managers and Yacktman, including fee and expense information for an appropriate peer group of similar mutual funds for the New Fund (the “Peer Group”) and other information regarding the nature, extent and quality of services to be provided by Managers and Yacktman under their respective agreements. Because the New Fund is a newly created series of the Trust and has not yet begun operations, no comparative performance information for the New Fund was provided. Prior to voting, the Independent Trustees: (a) reviewed the foregoing information with their independent legal counsel and with management and (b) discussed with legal counsel the legal standards applicable to their consideration of the New Fund Agreements.

NATURE, EXTENT, AND QUALITY OF SERVICES

In considering the nature, extent and quality of the services to be provided by Managers under the Investment Management Agreement, the Trustees took into account information provided periodically throughout the previous year by Managers in Board meetings relating to Managers’ financial information, operations and personnel, the performance of its duties with respect to other funds in the Managers Fund complex, the quality of the performance of Managers’ duties and the Trustees’ knowledge of Managers’ management team.

In the course of their deliberations regarding the Investment Management Agreement, the Trustees evaluated, among other things: (a) the quality of the monitoring services intended to be performed by Managers in overseeing the portfolio management responsibilities of Yacktman; (b) Managers’ ability to supervise the New Fund’s other service providers; and (c) Managers’ compliance program. The Trustees also took into account that, in performing its functions under the Investment Management Agreement and supervising Yacktman, the Investment Manager will: perform periodic detailed analysis and reviews of the performance by Yacktman of its obligations to the New Fund, including without limitation a review of Yacktman’s investment performance in respect of the New Fund; prepare and present periodic reports to the Trustees regarding the investment performance of Yacktman and other information regarding Yacktman, at such times and in such forms as the Trustees may reasonably request; review and consider any changes in the personnel of Yacktman responsible for performing Yacktman’s obligations and make appropriate reports to the Trustees; review and consider any changes in the ownership or senior management of Yacktman and make appropriate reports to the Trustees; perform periodic in-person or telephonic diligence meetings, including with respect to compliance matters, with representatives of Yacktman; assist the Trustees and management of the Trust in developing and reviewing information with respect to the annual consideration of the Subadvisory Agreement; prepare recommendations with respect to the continued retention of Yacktman or the replacement of Yacktman; identify potential successors to or replacements of Yacktman or potential additional subadvisors; perform appropriate due diligence, and develop and present to the Trustees a recommendation as to any such successor, replacement, or additional subadvisor; designate and compensate from its own resources such personnel as the Investment Manager may consider necessary or appropriate to the performance of its services; and perform such other review and reporting functions as the Trustees shall reasonably request consistent with the Investment Management Agreement and applicable law. The Trustees also took into account the financial condition of Managers with respect to its ability to provide the services required under the Investment Management Agreement and noted that, as of November 18, 2013, Managers had approximately $38.3 billion in assets under management. The Trustees also considered Managers’ risk management processes.

In the course of their deliberations regarding the nature, extent and quality of services to be provided by Yacktman under the Subadvisory Agreement, the Trustees evaluated, among other things: (a) the expected services to be rendered by Yacktman to the New Fund; (b) the qualifications and experience of Yacktman’s personnel; and (c) Yacktman’s compliance program. The Trustees also took into account the financial condition of Yacktman with respect to its ability to provide the services required under the Subadvisory Agreement. The Trustees also considered Yacktman’s risk management processes. The Trustees also noted that Yacktman advised two other funds in the Managers Fund complex, and that the Trustees had overseen funds advised by Yacktman since 2012.

The Trustees considered the investment philosophy, strategies and techniques that are intended to be used in managing the New Fund. Among other things, the Trustees reviewed biographical information on portfolio management and other professional staff, information regarding Yacktman’s organizational and management structure and Yacktman’s brokerage policies and practices. The Trustees considered specific information provided regarding the experience of the individual at Yacktman that is expected to have

26

Approval of Amendment to Investment Management Agreement and New Subadvisory Agreement (continued)

portfolio management responsibility for the New Fund, including the information set forth in the New Fund’s prospectus and statement of additional information to be filed with the Securities and Exchange Commission. The Trustees noted that the proposed portfolio manager joined Yacktman in August 2013, holds an MBA from the University of North Carolina Kenan-Flagler Business School, and his previous experience includes founding and operating an investment blog and working at rPath, Inc. as a Business Analyst. In addition, the Trustees observed that Yacktman’s investment process is a fundamental, bottom-up selection process that is value-oriented. The Trustees considered that this investment process focuses on examining factors such as a company’s business history, earnings potential and industry position and purchasing securities that offer attractive forward rates of return, after adjusting for business quality and risk.

PERFORMANCE

Because the New Fund has not yet commenced operations, the Trustees noted that they could not draw any conclusions regarding the performance of the New Fund.

ADVISORY FEES AND PROFITABILITY

In considering the reasonableness of the advisory fee charged by Managers for managing the New Fund, the Trustees noted that Managers, and not the New Fund, is responsible for paying the fees charged by Yacktman, and, therefore, that the fees paid to Managers cover the cost of providing portfolio management services as well as the cost of providing search, selection and monitoring services in operating a “manager-of-managers” complex of mutual funds. The Trustees also noted that the proposed advisory fee is a fulcrum fee. The Trustees noted that, under the fulcrum fee structure, the base advisory fee of 1.50% would be increased or reduced by a performance adjustment based on the difference between the New Fund’s performance (measured by the outstanding class of shares of the New Fund that has begun investment operations and that has the highest total annual fund operating expenses of all of the classes of shares of the New Fund) and the performance of the MSCI ACWI All Cap Index, and that the base fee of 1.50% was used to compare the advisory fees of the New Fund to those of the Peer Group. The Trustees also noted that all of the advisory fees paid to Managers by the New Fund would be paid in turn to Yacktman and that Managers would indirectly benefit from such fees because Managers and Yacktman are affiliated. The Trustees noted that the New Fund’s estimated advisory fees and total gross expenses were higher and lower, respectively, than the average for the New Fund’s Peer Group, measured as of September 30, 2013. The Trustees also took into account the fact that Managers has contractually agreed, through at least May 1, 2016, to limit the total annual operating expenses (exclusive of investment advisory fees (including any applicable performance or fulcrum fee component of such fees), taxes, interest (including interest incurred in connection with bank and custody overdrafts), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, acquired fund fees and expenses, dividends payable with respect to securities sold short, and extraordinary expenses) of the New Fund to the annual rate of 0.15% of the average daily net assets attributable to the New Fund, noting that the net expenses of the New Fund were higher than the average for the New Fund’s Peer Group. The Trustees concluded that, in light of the nature, extent and quality of the services to be provided by Managers and Yacktman and the considerations noted above with respect to Managers and Yacktman, the New Fund’s advisory fees, including subadvisory fees, are reasonable.

In considering the anticipated profitability of Managers with respect to the provision of investment advisory services to the New Fund, the Trustees considered all revenues and other benefits, both direct and indirect (including any so-called “fallout benefits” such as reputational value derived from Managers serving as investment manager to the New Fund), received by Managers and its affiliates attributable to managing all the mutual funds in the Managers family of funds, the cost of providing such services and the resulting profitability to Managers and its affiliates from these relationships. The Trustees also noted that all of the advisory fees paid to Managers by the New Fund would be paid in turn to Yacktman. Based on the foregoing, the Trustees concluded that the profitability to Managers is expected to be reasonable and that, since the New Fund does not currently have any assets, Managers is not realizing any material benefits from economies of scale. With respect to economies of scale, the Trustees also noted that as the New Fund’s assets increase over time, the New Fund may realize economies of scale to the extent that the increase in assets is proportionally greater than the increase in certain other expenses. In considering the anticipated profitability of Yacktman with respect to the provision of subadvisory services to the New

Fund, although recognizing that profitability with respect to the New Fund is speculative, the Trustees considered information regarding Yacktman’s organization, management and financial stability. The Trustees also were provided, in their June 20-21, 2013, meeting, the profitability of Yacktman with respect to the other funds it manages in the Managers Fund complex. The Trustees also considered the anticipated net assets of the New Fund for its first year of operations.

After consideration of the foregoing, the Trustees reached the following conclusions (in addition to the conclusions discussed above) regarding the New Fund Agreements: (a) Managers and Yacktman have demonstrated that they possess the capability and resources to perform the duties required of them under the Investment Management Agreement and the Subadvisory Agreement; (b) Yacktman’s investment strategy is appropriate for pursuing the New Fund’s investment objectives; (c) Yacktman is reasonably likely to execute its investment strategy consistently over time; and (d) Managers and Yacktman maintain appropriate compliance programs.

27

Approval of Amendment to Investment Management Agreement and New Subadvisory Agreement (continued)

Based on all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Trustees concluded that approval of the New Fund Agreements would be in the best interests of the New Fund and its shareholders. Accordingly, on December 12-13, 2013, the Trustees, including all of the Independent Trustees, unanimously voted to approve the New Fund Agreements.

28

INVESTMENT MANAGER AND

ADMINISTRATOR

AMG Funds LLC

800 Connecticut Avenue

Norwalk, CT 06854

(800) 835-3879

DISTRIBUTOR

AMG Distributors, Inc.

800 Connecticut Avenue

Norwalk, CT 06854

(800) 835-3879

SUBADVISOR

Yacktman Asset Management LP

6300 Bridgeport Parkway

Building One, Suite 500

Austin, TX 78730

CUSTODIAN

The Bank of New York Mellon

2 Hanson Place

Brooklyn, NY 11217

LEGAL COUNSEL

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, MA 02199-3600

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

Attn: AMG Funds

P.O. Box 9769

Providence, RI 02940

(800) 548-4539

This report is prepared for the Fund’s shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.835.3879. Distributed by AMG Distributors, Inc., member FINRA/SIPC.

Current net asset values per share for the Fund are available on the Fund’s website at www.amgfunds.com.

A description of the policies and procedures the Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) Web site at www.sec.gov. For information regarding the Fund’s proxy voting record for the 12-month period ended June 30, call 800.835.3879 or visit the SEC Web site at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. A Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To review a complete list of the Fund’s portfolio holdings, or to view the most recent quarterly holdings report, semiannual report, or annual report, please visit www.amgfunds.com.

www.amgfunds.com            |

AFFILIATE SUBADVISED FUNDS

ALTERNATIVE FUNDS

AMG FQ Global Alternatives

First Quadrant, L.P.

BALANCED FUNDS

AMG Chicago Equity Partners Balanced

Chicago Equity Partners, LLC

AMG FQ Global Risk-Balanced

(formerly Managers AMG FQ Global Essentials)

First Quadrant, L.P.

EQUITY FUNDS

AMG Chicago Equity Partners Small Cap Value

The Chicago Equity Partners, LLC

AMG FQ Tax-Managed U.S. Equity

AMG FQ U.S. Equity

First Quadrant, L.P.

AMG Frontier Small Cap Growth

Frontier Capital Management Company, LLC

AMG GW&K Small Cap Core

(formerly GW&K Small Cap Equity)

Gannett Welsh & Kotler, LLC

AMG Renaissance International Equity

AMG Renaissance Large Cap Growth

The Renaissance Group LLC

AMG SouthernSun Small Cap

AMG SouthernSun U.S. Equity

SouthernSun Asset Management, LLC

AMG Systematic Large Cap Value

(formerly Systematic Value)

AMG Systematic Mid Cap Value

Systematic Financial Management, L.P.

AMG TimesSquare All Cap Growth

(formerly Managers AMG TSCM Growth Equity)

AMG TimesSquare International Small Cap

AMG TimesSquare Mid Cap Growth

AMG TimesSquare Small Cap Growth

TimesSquare Capital Management, LLC

AMG Trilogy Emerging Markets Equity

AMG Trilogy Global Equity

AMG Trilogy International Small Cap

Trilogy Global Advisors, L.P.

AMG Yacktman Focused

AMG Yacktman

AMG Yacktman Special Opportunities

Yacktman Asset Management LP

FIXED INCOME FUNDS

AMG GW&K Enhanced Core Bond

(formerly Managers AMG GW&K Fixed Income)

AMG GW&K Municipal Bond

AMG GW&K Municipal Enhanced Yield

Gannett Welsh & Kotler, LLC

OPEN-ARCHITECTURE FUNDS

EQUITY FUNDS

AMG Managers Brandywine Advisors Mid Cap Growth

AMG Managers Brandywine Blue

AMG Managers Brandywine

Friess Associates, LLC

AMG Managers Cadence Capital Appreciation

AMG Managers Cadence Emerging Companies

AMG Managers Cadence Mid Cap

Cadence Capital Management, LLC

AMG Managers Emerging Opportunities

(formerly Managers Micro-Cap)

Lord, Abbett & Co. LLC

WEDGE Capital Management L.L.P.

Next Century Growth Investors LLC

RBC Global Asset Management (U.S.) Inc.

AMG Managers Essex Small/Micro Cap Growth

Essex Investment Management Co., LLC

AMG Managers Real Estate Securities

CenterSquare Investment Management, Inc.

AMG Managers Skyline Special Equities

(formerly Skyline Special Equities Portfolio)

Skyline Asset Management, L.P.

AMG Managers Special Equity

Ranger Investment Management, L.P.

Lord, Abbett & Co. LLC

Smith Asset Management Group, L.P.

Federated MDTA LLC

FIXED INCOME FUNDS

AMG Managers Bond

AMG Managers Global Income Opportunity

Loomis, Sayles & Co., L.P.

AMG Managers High Yield

J.P. Morgan Investment Management Inc.

AMG Managers Intermediate Duration Government

AMG Managers Short Duration Government

Amundi Smith Breeden LLC

AMG Managers Total Return Bond

(formerly Managers PIMCO Bond)

Pacific Investment Management Co. LLC

| www.amgfunds.com

Item 2. CODE OF ETHICS

Registrant has adopted a Code of Ethics. See attached Exhibit (a)(1).

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT

Registrant’s Board of Trustees has determined that independent Trustee Mr. Steven J. Paggioli qualifies as an Audit Committee Financial Expert. Mr. Paggioli is “independent” as such term is defined in Form N-CSR.

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a) Audit Fees

The aggregate fees billed by the Funds’ independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”), to the Funds for the Funds’ two most recent fiscal years for professional services rendered for audits of annual financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements (“Audit Fees”) were as follows:

Fund - AMG Funds	Fiscal 2014	Fiscal 2013
AMG GW&K Municipal Enhanced Yield Fund	$37,461	$22,335
AMG GW&K Small Cap Core Fund	$36,152	$22,929
AMG GW&K Municipal Bond Fund	$33,428	$22,335
AMG Managers Skyline Special Equities Portfolio	$36,633	$22,766
AMG TimesSquare Mid Cap Growth Fund	$42,743	$20,544
AMG TimesSquare Small Cap Growth Fund	$35,705	$21,861
AMG Times Square International Small Cap Growth Fu	$25,624	$23,667
AMG Renaissance Large Cap Growth Fund	$24,746	$23,075
AMG Renaissance International Equity Fund	$19,712	$0
AMG Yacktman Focused Fund	$101,988	$130,861
AMG Yacktman Fund	$122,790	$105,141
AMG Yacktman Special Opportunities Fund	$20,721	$0

(b) Audit-Related Fees

There were no fees billed by PwC to the Funds in its two recent fiscal years for services rendered for assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements, but are not reported as Audit Fees (“Audit-Related Fees”).

For the Funds’ two most recent fiscal years, there were no Audit-Related Fees billed by PwC for engagements related directly to the operations and financial reporting of one or more Funds by a Fund Service Provider. A Fund Service Provider is (a) any investment adviser to the Fund (not including any Subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or (b) any entity that provides ongoing services to the Fund and is controlling, controlled by or under common control with a Fund investment adviser described in (a).

(c) Tax Fees

The aggregate fees billed by PwC to the Funds for the two most recent fiscal years for professional services rendered for tax compliance, tax advice, and tax planning (“Tax Fees”) were as follows:

Fund - AMG Funds	Fiscal 2014	Fiscal 2013
AMG GW&K Municipal Enhanced Yield Fund	$7,665	$7,665
AMG GW&K Small Cap Core Fund	$6,885	$6,885
AMG GW&K Municipal Bond Fund	$7,665	$7,665
AMG Managers Skyline Special Equities Portfolio	$6,885	$6,885
AMG TimesSquare Mid Cap Growth Fund	$6,885	$6,885
AMG TimesSquare Small Cap Growth Fund	$6,885	$6,885
AMG Times Square International Small Cap Growth Fund	$6,320	$6,320
AMG Renaissance Large Cap Growth Fund	$6,885	$6,885
AMG Renaissance International Equity Fund	$6,880	$0
AMG Yacktman Focused Fund	$7,665	$7,665
AMG Yacktman Fund	$7,665	$7,665
AMG Yacktman Special Opportunities Fund	$6,340	$0

For the Funds’ two most recent fiscal years, Tax Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds were $0 for fiscal 2014 and $0 for fiscal 2013, respectively.

The services for which Tax Fees were charged comprise all services performed by professional staff in PwC’s tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d) All Other Fees

There were no other fees billed by PwC to the Funds for all other non-audit services (“Other Fees”) during the Funds’ two most recent fiscal years. During the same period, there were no Other Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds.

(e)(1)According to policies adopted by the Audit Committee, services provided by PwC to the Funds must be pre-approved by the Audit Committee. On an annual basis, the Audit Committee reviews and pre-approves various types of services that PwC may perform for the Funds without specific approval of each engagement, subject to specified budget limitations. As contemplated by the Sarbanes-Oxley Act of 2002 and related SEC rules, the Audit Committee also pre-approves non-audit services provided by PwC to any Fund Service Provider for any engagement that relates directly to the operations and financial reporting of the Funds. Any engagement that is not already pre-approved or that will exceed a pre-approved budget must be submitted to the Audit Committee for pre-approval. The Chairman of the Audit Committee is authorized on behalf of the Board of Trustees and the Audit Committee to approve the engagement of PwC to perform non-audit services subject to certain conditions, including notification to the Audit Committee of such pre-approval not later than the next meeting of the Audit Committee following the date of such pre-approval.

(e)(2) None.

(f) Not applicable.

(g) The aggregate fees billed by PwC in 2014 and 2013 for non-audit services rendered to the Funds and Fund Service Providers were $150,625 and $137,405, respectively. For the fiscal year ended September 30, 2014, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $48,000 in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Funds. For the fiscal year ended September 30, 2013, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), with no additional fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Funds.
(h) The Trust’s Audit Committee has considered whether the provision of non-audit services by registrant’s independent registered public accounting firm to the registrant’s investment advisor, and any entity controlling, controlled, or under common control with the investment advisor that provided ongoing services to the registrant that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the registrant) was compatible with maintaining the independence of the independent registered public accounting firm.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

Item 6. SCHEDULE OF INVESTMENTS

The schedule of investments in unaffiliated issuers as of the close of the reporting period is included as part of the shareholder report contained in Item 1 hereof.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable.

Item 11. CONTROLS AND PROCEDURES

(a) The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting during the Registrant’s fourth fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to affect, the internal control over financial reporting.

Item 12. EXHIBITS

(a) (1)	Any Code of Ethics or amendments hereto. Filed herewith.

(a) (2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940—Filed herewith.

(a) (3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940—Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMG FUNDS

By:	/s/ Jeffrey T. Cerutti
Jeffrey T. Cerutti, Principal Executive Officer

Date: March 10, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jeffrey T. Cerutti
Jeffrey T. Cerutti, Principal Executive Officer

Date: March 10, 2015

By:	/s/ Donald S. Rumery
Donald S. Rumery, Principal Financial Officer

Date: March 10, 2015